UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Exchange-Traded Funds

October 31, 2020

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan International Growth ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

December 10, 2020 (Unaudited)

Dear Shareholder,

Even in a year of unprecedented challenges, JPMorgan Exchange-Traded Funds has continued to expand, growing to more than $45 billion in assets under management via 31 ETFs. Our goal remains to help investors build durable portfolios to achieve their goals through our suite of well-diversified solutions.

“While the economic and investment environment has changed rapidly over the course of 2020, we are proud of our ability to persevere and maintain our drive to provide innovative and quality solutions to help investors build stronger portfolios.”

– Joanna M. Gallegos

During the twelve months ended October 31, 2020, global financial markets swung from a U.S.-led rally in equities to a sharp sell-off in March 2020 after Covid-19 was declared a pandemic. However, the rapid response by central banks and governments across the globe helped to stabilize financial markets and in the subsequent months a number of equity and bond markets rebounded. Notably, emerging markets equities outperformed non-U.S. developed market equities, partly due to investor optimism over efforts by China, Taiwan, South Korea and other nations to contain the pandemic. For the 12 month period, the MSCI Emerging Markets Index returned 8.62%, while the MSIC EAFE Index returned -6.46%.

Meanwhile, our International Growth ETF (JIG), debuted in May 2020. The Fund is designed to leverage the insights generated by a global team of J.P. Morgan Asset Management sector specialists. The Fund benefitted from the rebound in global equities after March 2020 and from its inception on May 20, 2020 to the end of the reporting period, the Fund provided a total return of 21.51%.

While the economic and investment environment has changed rapidly over the course of 2020, we are proud of our ability to persevere and maintain our drive to provide innovative and quality solutions to help investors build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity — led by U.S. markets — driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve (the “Fed”) declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

For the twelve months ended October 31, 2020, the S&P 500 Index returned a total of 9.71%, MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 6.19% and the Bloomberg Barclays Emerging Markets Index returned 3.38%

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan BetaBuilders Canada ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(4.98)%
Market Price**	(4.81)%
Morningstar® Canada Target Market Exposure IndexSM	(5.55)%

Net Assets as of 10/31/2020	$3,640,211,260

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders Canada ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-capitalization weighted index consisting of stocks traded primarily on the Toronto Stock Exchange. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2020, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s allocations to the energy and financials sectors were leading detractors from absolute performance, while their allocations to the information technology and materials sectors were leading contributors to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and energy sectors and their smallest allocations were to the real estate and health care sectors.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders Canada ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Shopify, Inc., Class A	6.9%
2.	Royal Bank of Canada	6.8
3.	Toronto-Dominion Bank (The)	5.5
4.	Canadian National Railway Co.	4.9
5.	Enbridge, Inc.	3.8
6.	Bank of Nova Scotia (The)	3.5
7.	Barrick Gold Corp.	3.3
8.	Brookfield Asset Management, Inc., Class A	2.9
9.	Canadian Pacific Railway Ltd.	2.8
10.	Bank of Montreal	2.6

PORTFOLIO COMPOSITION BY SECTOR****
Financials	31.9%
Materials	12.5
Industrials	12.0
Energy	10.8
Information Technology	10.1
Consumer Staples	4 .3
Utilities	3 .6
Consumer Discretionary	3 .4
Communication Services	3 .1
Others (each less than 1.0%)	1 .0
Short-Term Investments	7 .3

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $23.00 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $23.05.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Canada ETF
Net Asset Value	August 7, 2018	(4.98)%	(0.60)%
Market Price		(4.81)%	(0.51)%

LIFE OF FUND PERFORMANCE (8/7/18 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on August 7, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Canada ETF and Morningstar® Canada Target Market Exposure IndexSM from August 7, 2018 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Canada Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Canada Target Market Exposure IndexSM is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Toronto Stock Exchange. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some foreign markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(7.87)%
Market Price**	(7.45)%
Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM	(8.23)%

Net Assets as of 10/31/2020	$1,465,970,894

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders Developed Asia ex-Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of stocks from developed Asia Pacific countries other than Japan, including: Australia, Hong Kong, New Zealand and Singapore. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2020, the Fund performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculation, as well as operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the financials and real estate sectors were leading detractors from absolute performance, while their exposures to the health care and materials sectors were leading contributors to absolute performance. By country, the Fund’s and the Underlying Index’s exposures to Singapore and Australia were leading detractors from absolute performance, while their exposure to New Zealand was the sole country contributor to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and real estate sectors and their smallest allocations were to the information technology and energy sectors. The Fund and the Underlying Index were mainly invested in four equity markets during the reporting period, with the largest allocations to Australia, followed by Hong Kong, Singapore and New Zealand.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	AIA Group Ltd. (Hong Kong)	7.3%
2.	CSL Ltd. (Australia)	5.8
3.	Commonwealth Bank of Australia (Australia)	5.5
4.	BHP Group Ltd. (Australia)	4.5
5.	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3.6
6.	Westpac Banking Corp. (Australia)	2.9
7.	National Australia Bank Ltd. (Australia)	2.7
8.	Australia & New Zealand Banking Group Ltd. (Australia)	2.4
9.	Wesfarmers Ltd. (Australia)	2.3
10.	Woolworths Group Ltd. (Australia)	2.2

PORTFOLIO COMPOSITION BY COUNTRY****
Australia	58.0%
Hong Kong	24.4
Singapore	9 .1
New Zealand	3 .0
Macau	1 .8
China	1 .3
United Kingdom	1 .0
Others (each less than 1.0%)	0 .8
Short-Term Investments	0 .6

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $22.48 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $22.55.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Net Asset Value	August 7, 2018	(7.87)%	(1.65)%
Market Price		(7.45)%	(1.52)%

LIFE OF FUND PERFORMANCE (8/7/18 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on August 7, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Developed Asia ex-Japan ETF and Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM from August 7, 2018 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM is a free float adjusted market capitalization-weighted index that consists of equity securities from developed Asia-Pacific countries or regions other than Japan, including Australia, Hong Kong, New Zealand, and Singapore. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over- seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan BetaBuilders Europe ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(8.92)%
Market Price**	(8.90)%
Morningstar® Developed Europe Target Market Exposure IndexSM	(8.95)%

Net Assets as of 10/31/2020	$3,701,005,509

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders Europe ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of stocks traded on the primary exchanges in developed countries or regions across Europe. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2020, the Fund performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the financials and energy sectors were leading detractors from absolute performance, while their exposures to the information technology and health care sectors were the leading contributors to absolute performance. By country, the Fund’s and the Underlying Index’s exposures to the U.K. and France were leading detractors from absolute performance, while their exposures to Denmark and Netherlands were leading contributors to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and health care sectors and their smallest allocations were to the real estate and communications services sectors. The Fund’s and the Underlying Index’s largest country allocations were to the U.K. and France and the smallest allocations were to Portugal and Austria.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan BetaBuilders Europe ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Nestle SA (Registered) (Switzerland)	3.8%
2.	Roche Holding AG (Switzerland)	2.7
3.	Novartis AG (Registered) (Switzerland)	2.3
4.	ASML Holding NV (Netherlands)	1.8
5.	AstraZeneca plc (United Kingdom)	1.6
6.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.5
7.	SAP SE (Germany)	1.4
8.	Novo Nordisk A/S, Class B (Denmark)	1.3
9.	Sanofi (France)	1.2
10.	Siemens AG (Registered) (Germany)	1.1

PORTFOLIO COMPOSITION BY COUNTRY****
United Kingdom	19.3%
Switzerland	16.0
France	15.6
Germany	13.2
Netherlands	6 .7
Sweden	5 .6
Denmark	4 .0
Spain	3 .6
Italy	3 .2
Finland	2 .2
Belgium	1 .5
Australia	1 .5
Ireland	1 .1
Others (each less than 1.0%)	3 .4
Short-Term Investments	3 .1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $21.64 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $21.67.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Europe ETF
Net Asset Value	June 15, 2018	(8.92)%	(3.18)%
Market Price		(8.90)%	(3.12)%

LIFE OF FUND PERFORMANCE (6/15/18 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Europe ETF and Morningstar® Developed Europe Target Market Exposure IndexSM from June 15, 2018 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Europe Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® Developed Europe Target Market Exposure IndexSM is a

free float adjusted market capitalization-weighted index which consists of equity securities from developed European countries or regions. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over- seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan BetaBuilders International Equity ETF

FUND COMMENTARY

FOR THE PERIOD DECEMBER 3, 2019 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(6.45)%
Market Price**	(6.27)%
Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM	(6.85)%

Net Assets as of 10/31/2020	$1,866,670,302

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of stocks from developed countries outside the U.S. and Canada. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the period from inception on December 3, 2019 to October 31, 2020, the Fund performed in line with the

Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculation, as well as operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the financials and energy sectors were leading detractors from absolute performance, while their exposure to the information technology and health care sectors were leading contributors to absolute performance. The Fund’s and the Underlying Index’s exposures to the U.K. and France were leading detractors from absolute performance, while their exposures to Netherlands and Denmark were leading contributors to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s large sector allocations were to the financials and industrials sectors, while their smallest allocations were to the real estate and energy sectors. The Fund’s and the Underlying Index’s largest country allocations were to Japan and the U.K., while their smallest allocations were to Portugal and Austria.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Nestle SA (Registered) (Switzerland)	2.3%
2.	Roche Holding AG (Switzerland)	1.6
3.	Novartis AG (Registered) (Switzerland)	1.4
4.	Toyota Motor Corp. (Japan)	1.2
5.	ASML Holding NV (Netherlands)	1.1
6.	AstraZeneca plc (United Kingdom)	0.9
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	0.9
8.	SAP SE (Germany)	0.8
9.	AIA Group Ltd. (Hong Kong)	0.8
10.	SoftBank Group Corp. (Japan)	0.8

PORTFOLIO COMPOSITION BY COUNTRY****
Japan	27.9%
United Kingdom	11.9
Switzerland	9 .7
France	9 .5
Germany	8 .0
Australia	7 .5
Netherlands	4 .1
Sweden	3 .4
Hong Kong	2 .8
Denmark	2 .4
Spain	2 .2
Italy	2 .0
Finland	1 .3
Singapore	1 .0
Others (each less than 1.0%)	4 .8
Short-Term Investments	1 .5

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.20 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $46.29.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan BetaBuilders International Equity ETF

FUND COMMENTARY

FOR THE PERIOD DECEMBER 3, 2019 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2020
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders International Equity ETF
Net Asset Value	December 3, 2019	(6.45)%
Market Price		(6.27)%

LIFE OF FUND PERFORMANCE (12/3/19 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 3, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders International Equity ETF and Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM from December 3, 2019 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar®

Developed Markets ex-North America Target Market Exposure IndexSM is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on equity markets in developed markets outside North America. Investors cannot invest directly in an index.

Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some foreign markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan BetaBuilders Japan ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	0.87%
Market Price**	1.24%
Morningstar® Japan Target Market Exposure IndexSM	(0.19)%

Net Assets as of 10/31/2020	$5,323,035,447

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of stocks traded primarily on the Tokyo or Nagoya stock exchanges. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2020, the Fund performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculation, as well as operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the communication services and information technology sectors were leading contributors to absolute performance, while their exposures to the real estate and financials sectors were leading detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the industrials and consumer discretionary sectors and their smallest allocations were to the energy and utilities sectors.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan BetaBuilders Japan ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Toyota Motor Corp.	4.3%
2.	SoftBank Group Corp.	2.8
3.	Sony Corp.	2.7
4.	Keyence Corp.	2.2
5.	Recruit Holdings Co. Ltd.	1.7
6.	Nintendo Co. Ltd.	1.7
7.	Nidec Corp.	1.4
8.	Daikin Industries Ltd.	1.4
9.	Shin-Etsu Chemical Co. Ltd.	1.4
10.	Mitsubishi UFJ Financial Group, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Industrials	21.2%
Consumer Discretionary	19.0
Information Technology	12.3
Health Care	10.5
Communication Services	9 .6
Financials	8 .5
Consumer Staples	7 .8
Materials	5 .4
Real Estate	3 .7
Utilities	1 .4
Energy	0 .5
Short-Term Investments	0 .1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $24.20 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $24.32.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Japan ETF
Net Asset Value	June 15, 2018	0.87%	0.22%
Market Price		1.24%	0.43%

LIFE OF FUND PERFORMANCE (6/15/18 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Japan ETF and Morningstar® Japan Target Market Exposure IndexSM from June 15, 2018 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Japan Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® Japan Target Market Exposure IndexSM is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Tokyo Stock Exchange or the Nagoya Stock Exchange. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some over- seas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan BetaBuilders U.S. Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	11.09%
Market Price**	11.05%
Morningstar® US Target Market Exposure IndexSM	11.12%

Net Assets as of 10/31/2020	$238,372,575

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® U.S. Target Market Exposure IndexSM (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of equity securities traded primarily in the U.S. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended October 31, 2020, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the information technology and consumer discretionary sectors were leading contributors to absolute performance, while their exposures to the energy and financials sectors were leading detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the information technology and health care sectors and their smallest allocations were to the materials and real estate sectors.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	6.1%
2.	Microsoft Corp.	5.3
3.	Amazon.com, Inc.	4.5
4.	Facebook, Inc., Class A	2.2
5.	Alphabet, Inc., Class A	1.7
6.	Alphabet, Inc., Class C	1.7
7.	Berkshire Hathaway, Inc., Class B	1.4
8.	Johnson & Johnson	1.3
9.	Procter & Gamble Co. (The)	1.2
10.	NVIDIA Corp.	1.1

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	27.4%
Health Care	13.7
Consumer Discretionary	12.2
Communication Services	10.9
Financials	9 .9
Industrials	8 .3
Consumer Staples	6 .7
Utilities	3 .1
Real Estate	2 .7
Materials	2 .6
Energy	1 .9
Short-Term Investments	0 .6

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $59.59 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $59.58.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan BetaBuilders U.S. Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Equity ETF
Net Asset Value	March 12, 2019	11.09%	12.98%
Market Price		11.05%	12.97%

LIFE OF FUND PERFORMANCE (3/12/19 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on March 12, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Equity ETF and the Morningstar® US Target Market Exposure IndexSM from March 12, 2019 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® US Target Market Exposure IndexSM is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the US Stock Exchange. Investors cannot invest directly in an index.

Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

FUND COMMENTARY

FOR THE PERIOD APRIL 14, 2020 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	26.91%
Market Price**	26.71%
Morningstar® US Mid Cap Target Market Exposure Extended IndexSM	27.00%

Net Assets as of 10/31/2020	$988,131,953

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Mid Cap Target Market Exposure Extended IndexSM (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index consisting of equity securities traded primarily in the U.S. and targets securities of mid-capitalization companies. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

HOW DID THE FUND PERFORM?

For the period from inception on April 14, 2020 to October 31, 2020, the Fund had a positive absolute return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the information technology and consumer discretionary sectors were leading contributors to absolute performance, while their exposure to the utilities sector was the sole sector detractor from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the information technology and health care sectors and their smallest allocations were to the energy and utilities sectors.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

FUND COMMENTARY

FOR THE PERIOD APRIL 14, 2020 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Match Group, Inc.	1.2%
2.	Pinterest, Inc., Class A	1.1
3.	Trade Desk, Inc. (The), Class A	0.9
4.	Teladoc Health, Inc.	0.9
5.	West Pharmaceutical Services, Inc.	0.8
6.	Coupa Software, Inc.	0.7
7.	EPAM Systems, Inc.	0.7
8.	Wayfair, Inc., Class A	0.7
9.	Datadog, Inc., Class A	0.6
10.	Horizon Therapeutics plc	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	22.6%
Health Care	14.2
Consumer Discretionary	13.6
Industrials	12.1
Financials	11.4
Real Estate	8 .1
Communication Services	5 .3
Materials	4 .3
Consumer Staples	3 .2
Utilities	2 .8
Energy	0 .9
Short-Term Investments	1 .5

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $64.16 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2020, the closing price was $64.06.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Net Asset Value	April 14, 2020	26.91%
Market Price		26.71%

LIFE OF FUND PERFORMANCE (4/14/20 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 14, 2020.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Mid Cap Equity ETF and Morningstar® US Mid Cap Target Market Exposure Extended IndexSM from April 14, 2020 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Mid Cap Target

Market Exposure Extended IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® US Mid Cap Target Market Exposure Extended IndexSM is a free float adjusted market capitalization-weighted index that consists of mid cap U.S. equity securities. Investors cannot invest directly in an index.

Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Diversified Return Emerging Markets Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(11.20)%
Market Price**	(11.80)%
JP Morgan Diversified Factor Emerging Markets Equity Index (net of foreign withholding taxes)	(11.00)%
FTSE Emerging Index (net of foreign withholding taxes)	7.52%

Net Assets as of 10/31/2020	$213,760,142

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which provides emerging markets equity exposure, diversified across emerging market regions, super-sectors and individual securities. The Underlying Index uses a proprietary multi-factor stock selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute return for the twelve months ended October 31, 2020, and performed in line with the Underlying Index, before considering differences in the net asset value calculations and foreign exchange pricing between the Underlying Index and the Fund and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index underperformed the FTSE Emerging Index, which is a more traditional market capitalization weighted index.

From a super-sector perspective, the Fund’s and the Underlying Index’s positions in the financials and commodities super-sectors were leading detractors from absolute performance, while their position in the industrials super-sector was the sole contributor to absolute performance.

From a regional perspective, the Fund’s and the Underlying Index’s positions in Latin America and the Europe, Middle East & Africa (EMEA) region were leading detractors from absolute performance, while their position in China was the sole contributor to absolute performance.

Relative to the FTSE Emerging Index, the Fund’s and Underlying Index’s broader overall diversification among regions and super-sectors, which led to an underweight position in China, detracted from performance as China equities generally outperformed other equity markets during the period. The Fund’s and the Index’s multi-factor security selection in the consumer super-sector, underweight position in the industrial super-sector, and overweight position to Latin America also detracted from performance. The Fund’s and the Underlying Index’s multi-factor security selection within EMEA and Latin America, and underweight allocation to the financials super-sector were the leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were to the defensives and consumer super-sectors, while their smallest allocations were to the industrials and commodities super-sectors. The Fund’s and the Underlying Index’s largest region allocations were to EMEA and Asia Pacific ex-China, and their smallest allocations were to China and Latin America.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Naspers Ltd., Class N (South Africa)	2.3%
2.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2.1
3.	Reliance Industries Ltd. (India)	1.6
4.	Infosys Ltd. (India)	1.5
5.	Vale SA (Brazil)	1.3
6.	China Mobile Ltd. (China)	1.2
7.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.0
8.	Hindustan Unilever Ltd. (India)	1.0
9.	Sberbank of Russia PJSC (Russia)	1.0
10.	Kweichow Moutai Co. Ltd., Class A (China)	0.9

PORTFOLIO COMPOSITION BY COUNTRY****
China	25.2%
Taiwan	12.6
Brazil	10.7
India	9 .5
South Africa	6 .7
Russia	6 .1
Mexico	4 .4
Malaysia	3 .2
Indonesia	3 .1
Thailand	3 .0
Saudi Arabia	3 .0
Turkey	2 .3
Qatar	1 .7
Kuwait	1 .6
United Arab Emirates	1 .4
Chile	1 .2
Philippines	1 .0
Others (each less than 1.0%)	3 .2
Short-Term Investments	0 .1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.47 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $46.21.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Diversified Return Emerging Markets Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Emerging Markets Equity ETF
Net Asset Value	January 7, 2015	(11.20)%	3.72%	1.43%
Market Price		(11.80)%	3.59%	1.33%

LIFE OF FUND PERFORMANCE (1/07/15 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 7, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Emerging Markets Equity ETF, the JP Morgan Diversified Factor Emerging Markets Equity Index and the FTSE Emerging Index from January 7, 2015 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor Emerging Markets Equity Index and the FTSE Emerging Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor Emerging Markets Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor Emerging Markets Equity Index. JP Morgan Diversified Factor Emerging Markets Equity Index is comprised of large- and mid-cap equity securities from emerging markets.

Holdings in this index are selected from the constituents of the FTSE Emerging Index. The FTSE Emerging Index is a market-capitalization weighted index and is part of the FTSE Global Equity Index Series. The series includes large- and mid-cap securities from advanced and secondary emerging markets, classified in accordance with FTSE’s transparent Country Classification Review Process. The FTSE Emerging Index provides investors with a comprehensive means of measuring the performance of the most liquid companies in the emerging markets. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan Diversified Return International Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(6.72)%
Market Price**	(6.62)%
JP Morgan Diversified Factor International Equity Index (net of foreign withholding taxes)	(6.73)%
FTSE Developed ex North America Index (net of foreign withholding taxes)	(5.45)%

Net Assets as of 10/31/2020	$867,200,124

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large cap and mid cap equity securities in developed markets outside North America, diversified across sectors, international regions and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, quality and momentum. The Underlying Index methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute performance for the twelve months ended October 31, 2020, and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, as well as differences due to specific trading limits, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index underperformed the FTSE Developed ex North America Index, which is a more traditional market capitalization weighted index.

From a sector perspective, the Fund’s and the Underlying Index’s positions in the consumer services and oil & gas sectors were leading detractors from absolute performance, while their positions in the technology and health care sectors were leading contributors to absolute performance.

From a regional perspective, the Fund’s and Underlying Index’s positions in the U.K. and Europe ex-U.K. were leading detractors from absolute performance, while their position in Asia ex-Japan was the sole contributor to absolute performance.

Relative to FTSE Developed ex-North America Index, the Fund’s and the Underlying Index’s multi-factor security selections within Japan and the industrials and consumer services sectors were leading detractors from relative performance. The Fund’s and the Underlying Index’s multi-factor security selection within the U.K., underweight position in the financials sector and multi-factor security selection within the oil & gas sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer goods and consumer services sectors, while their smallest allocations were to the oil & gas and telecommunications sectors. By region, the Fund’s and the Underlying Index’s largest allocations were to Europe ex-UK and Japan and their smallest allocations were to the UK and Asia ex-Japan.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Diversified Return International Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	NTT DOCOMO, Inc. (Japan)	0.5%
2.	Samsung Electronics Co. Ltd. (South Korea)	0.5
3.	Xinyi Glass Holdings Ltd. (Hong Kong)	0.5
4.	Kesko OYJ, Class B (Finland)	0.5
5.	Xero Ltd. (New Zealand)	0.5
6.	Techtronic Industries Co. Ltd. (Hong Kong)	0.5
7.	Toyota Industries Corp. (Japan)	0.5
8.	Advantest Corp. (Japan)	0.5
9.	Capcom Co. Ltd. (Japan)	0.4
10.	CSL Ltd. (Australia)	0.4

PORTFOLIO COMPOSITION BY COUNTRY****
Japan	29.8%
United Kingdom	16.5
Australia	10.5
South Korea	7.2
Hong Kong	4.1
France	3.9
Sweden	3.9
Netherlands	2.7
Singapore	2.3
Germany	2.3
Finland	2.2
Italy	2.0
Spain	1.7
Switzerland	1.7
New Zealand	1.3
China	1.1
Others (each less than 1.0%)	6.4
Short-Term Investments	0.4

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.84 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $49.86.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return International Equity ETF
Net Asset Value	November 5, 2014	(6.72)%	2.28%	2.35%
Market Price		(6.62)%	2.33%	2.35%

LIFE OF FUND PERFORMANCE (11/5/14 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 5, 2014.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return International Equity ETF, the JP Morgan Diversified Factor International Equity Index and the FTSE Developed ex North America Index from November 5, 2014 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor International Equity Index and the FTSE Developed ex North America Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor International Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor International Equity Index. JP Morgan Diversified Factor International Equity Index is comprised of large- and mid-cap equity securities from developed global markets (excluding North America). Holdings in this index are selected from the constituents of the FTSE

Developed ex North America Index. The FTSE Developed ex North America Index is a market-capitalization weighted index representing the performance of large- and mid-cap stocks in developed markets, excluding the U.S. and Canada. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Diversified Return U.S. Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(1.40)%
Market Price**	(1.44)%
JP Morgan Diversified Factor US Equity Index	(1.37)%
Russell 1000 Index	10.87%

Net Assets as of 10/31/2020	$536,709,641

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of large cap and mid cap equity securities of U.S. companies, diversified across sectors and securities. The Underlying Index uses a rules based proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute performance for the twelve months ended October 31, 2020, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

The Fund’s and the Underlying Index’s positions in the oil & gas and financials sectors were leading detractors from absolute performance, while their positions in the technology and health care sectors were leading contributors to absolute performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s underweight position in the technology sector, multi-factor security selection in the consumer services sector, and overweight position in the oil & gas sector were leading detractors from performance, while the Fund’s and the Underlying Index’s underweight position in the financials sector, overweight position in the consumer goods sector, and multi-factor security selection in the oil & gas sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer goods and health care sectors, while the smallest allocations were to the oil & gas and telecommunications sectors.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Enphase Energy, Inc.	0.6%
2.	SolarEdge Technologies, Inc.	0.5
3.	Quidel Corp.	0.5
4.	Danaher Corp.	0.5
5.	Thermo Fisher Scientific, Inc	0.5
6.	IDEXX Laboratories, Inc.	0.5
7.	International Paper Co.	0.4
8.	Southern Copper Corp. (Peru)	0.4
9.	AES Corp. (The)	0.4
10.	Public Service Enterprise Group, Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR****
Health Care	14.0%
Consumer Goods	13.1
Industrials	11.4
Technology	11.3
Utilities	11.1
Financials	10.7
Consumer Services	10.2
Basic Materials	9.9
Oil & Gas	5.6
Telecommunications	1.5
Short-Term Investments	1.2

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $73.52 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $73.50.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan Diversified Return U.S. Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Equity ETF
Net Asset Value	September 29, 2015	(1.40)%	8.12%	9.68%
Market Price		(1.44)%	8.11%	9.67%

LIFE OF FUND PERFORMANCE (9/29/15 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 29, 2015.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Equity ETF, the JP Morgan Diversified Factor US Equity Index, and the Russell 1000 Index from September 29, 2015 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Equity Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Equity Index. JP Morgan Diversified Factor US Equity Index is comprised of U.S. large- and mid-cap equity securities. Holdings in this index are selected from the constituents of the Russell 1000 Index. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(1.66)%
Market Price**	(1.79)%
JP Morgan Diversified Factor US Mid Cap Equity Index	(1.46)%
Russell Midcap Index	4.12%

Net Assets as of 10/31/2020	$220,207,846

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which tracks mid cap equity securities of U.S. companies, diversified across sectors and securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute performance for the twelve months ended October 31, 2020, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index underperformed the Russell Midcap Index, which is a more traditional market capitalization weighted index.

The Fund’s and the Underlying Index’s positions in the financials and oil & gas sectors were leading detractors from absolute performance, while their positions in the health care and technology sectors were leading contributors to absolute performance.

Relative to the Russell Midcap Index, the Fund and the Underlying Index’s overweight position in the oil & gas sector, multi-factor security selection in the basic materials sector, and underweight position in the technology sector were leading detractors from performance, while the Fund’s and Underlying Index’s underweight position in the financials sector and overweight positions in the health care and basic materials sectors were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer goods and financials sectors and their smallest allocations were to the telecommunications and oil & gas sectors.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Enphase Energy, Inc.	0.5%
2.	SolarEdge Technologies, Inc.	0.5
3.	Quidel Corp.	0.5
4.	Pool Corp.	0.5
5.	Hologic, Inc.	0.5
6.	Bio-Rad Laboratories, Inc., Class A	0.5
7.	IDEXX Laboratories, Inc.	0.5
8.	Teradyne, Inc.	0.4
9.	International Paper Co.	0.4
10.	AES Corp. (The)	0.4

PORTFOLIO COMPOSITION BY SECTOR****
Health Care	14.1%
Consumer Goods	13.0
Industrials	12.5
Technology	12.4
Financials	11.6
Consumer Services	10.6
Utilities	9.0
Basic Materials	8.8
Oil & Gas	5.8
Telecommunications	0.8
Short-Term Investments	1.4

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $64.77 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $64.72.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Net Asset Value	May 11, 2016	(1.66)%	7.58%
Market Price		(1.79)%	7.56%

LIFE OF FUND PERFORMANCE (5/11/16 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 11, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JP Morgan Diversified Factor US Mid Cap Equity Index, and the Russell Midcap Index from May 11, 2016 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Mid Cap Equity Index and Russell Midcap Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Mid Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Mid Cap Equity Index. The JP Morgan Diversified Factor US Mid Cap Equity Index is comprised of U.S. mid-cap equity securities. Holdings in this index are selected from the Russell Midcap Index. The Russell Midcap Index is a market-capitalization weighted index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan Diversified Return U.S. Small Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(4.99)%
Market Price**	(4.85)%
JP Morgan Diversified Factor US Small Cap Equity Index	(4.97)%
Russell 2000 Index	(0.14)%

Net Assets as of 10/31/2020	$148,672,825

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which tracks small cap equity securities of U.S. companies, diversified across sectors and securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute performance for the twelve months ended October 31, 2020, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index underperformed the

Russell 2000 Index, which is a more traditional market capitalization weighted index.

The Fund’s and the Underlying Index’s positions in the financials and oil & gas sectors were leading detractors from absolute performance, while their positions in the health care and technology sectors were leading contributors to absolute performance.

Relative to the Russell 2000 Index, the Fund’s and the Underlying Index’s overweight position in the oil & gas sector, underweight position in the health care sector, and multi-factor security selection within the consumer goods sector were leading detractors from performance, while their underweight position in the financials sector, multi-factor security selection in the industrials sector and overweight position in the consumer goods sector were leading contributors to performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and industrials sectors and their smallest allocations were to the telecommunications and oil & gas sectors.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Sunrun, Inc.	0.5%
2.	Owens & Minor, Inc.	0.4
3.	Renewable Energy Group, Inc.	0.4
4.	SunPower Corp	0.4
5.	Crocs, Inc.	0.4
6.	Brookfield Renewable Corp.	0.4
7.	Deckers Outdoor Corp.	0.3
8.	Lattice Semiconductor Corp.	0.3
9.	Arena Pharmaceuticals, Inc.	0.3
10.	WD-40 Co.	0.3

PORTFOLIO COMPOSITION BY SECTOR****
Technology	12.4%
Financials	11.9
Health Care	11.6
Industrials	11.6
Consumer Goods	11.5
Consumer Services	8.9
Basic Materials	8.4
Oil & Gas	6.2
Utilities	5.1
Telecommunications	1.3
Short-Term Investments	11.1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $28.87 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $28.94.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan Diversified Return U.S. Small Cap Equity ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Net Asset Value	November 15, 2016	(4.99)%	4.85%
Market Price		(4.85)%	4.91%

LIFE OF FUND PERFORMANCE (11/15/16 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 15, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Small Cap Equity ETF, the JP Morgan Diversified Factor US Small Cap Equity Index, and the Russell 2000 Index from November 15, 2016 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Small Cap Equity Index and Russell 2000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Small Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Small Cap Equity Index. The JP Morgan Diversified Factor US Small Cap Equity Index is comprised of U.S. large- and mid-cap equity securities. Holdings in this index are selected from the Russell 2000 Index. The Russell 2000 Index is an unmanaged index, measuring performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan International Growth ETF

FUND COMMENTARY

FOR THE PERIOD MAY 20, 2020 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	21.51%
Market Price**	21.78%
MSCI All Country World ex-U.S. Growth Index	15.53%

Net Assets as of 10/31/2020	$37,787,658

INVESTMENT OBJECTIVE***

The JPMorgan International Growth ETF (the “Fund”) seeks long term capital appreciation.

INVESTMENT APPROACH

The Fund employs a fundamental bottom-up approach that seeks to identify companies with strong growth and quality characteristics.

HOW DID THE FUND PERFORM?

For the period from inception on May 20, 2020 to October 31, 2020, the Fund outperformed the MSCI All Country World ex-U.S. Growth Index (the “Benchmark”).

The Fund’s security selection in the information technology and communications services sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials sector and a small underweight position in the consumer discretionary sector detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sea Ltd., Taiwan Semiconductor Manufacturing Co., Wuxi Biologics (Cayman) Inc. Shares of Sea, a Singapore online gaming and electronic commerce provider, rose amid growth in consumer demand for online services and entertainment Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductors, rose after the company reported consecutive quarters of better-than-expected earnings amid growth in demand for advanced semiconductors. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid investor expectations of increased demand for its products and services in response to the pandemic.

Leading individual detractors from relative performance included the Fund’s underweight position in Meituan Dianping and its overweight positions in RELX PLC and Roche Holdings AG. Shares of Meituan Dianping, a Chinese provider of an electronic commerce platform that was not held by the Fund, rose amid growth in consumer demand for online services. Shares of RELX, a U.K. business information provider, fell after the company reported a sharp decline in its exhibitions business due to the pandemic. Shares of Roche Holdings, a Swiss pharmaceutical company, fell after its rheumatoid arthritis drug failed in late stage trials as a potential treatment for Covid-19 patients.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest allocations were to the information technology and health care sectors and the smallest allocations were to the energy and real estate sectors.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan International Growth ETF

FUND COMMENTARY

FOR THE PERIOD MAY 20, 2020 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Alibaba Group Holding Ltd., ADR (China)	6.3%
2.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.1
3.	Tencent Holdings Ltd. (China)	4.9
4.	Nestle SA (Registered) (Switzerland)	4.0
5.	Roche Holding AG (Switzerland)	3.0
6.	ASML Holding NV (Netherlands)	2.8
7.	Keyence Corp. (Japan)	2.6
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.3
9.	Novo Nordisk A/S, Class B (Denmark)	2.2
10.	Sony Corp. (Japan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY****
China	14.4%
Switzerland	9.7
Japan	9.6
Germany	8.6
United Kingdom	7.4
Taiwan	6.9
Canada	5.8
Hong Kong	5.6
Netherlands	5.3
Denmark	5.0
France	4.2
United States	3.5
Australia	3.0
Sweden	2.3
Finland	1.5
India	1.4
New Zealand	1.4
Spain	1.3
Indonesia	1.1
Others (each less than 1.0%)	0.7
Short-Term Investments	1.3

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $62.98 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2020, the closing price was $63.12.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan International Growth ETF
Net Asset Value	May 20, 2020	21.51%
Market Price		21.78%

LIFE OF FUND PERFORMANCE (5/20/20 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 20, 2020.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Growth ETF and the MSCI All Country World Index ex USA Growth from May 20, 2020 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI All

Country World Index ex USA Growth does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The MSCI All Country World Index ex USA Growth measures the performance of growth stocks in equity markets outside the U.S. Investors cannot invest directly in an index

Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan U.S. Dividend ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(10.50)%
Market Price**	(10.72)%
JP Morgan US Dividend Index	(10.67)%
Russell 1000 Index	10.87%

Net Assets as of 10/31/2020	$34,965,403

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Dividend ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which consists of large and mid cap U.S. equity securities selected to provide exposure to the highest dividend yielding sectors on a risk adjusted basis. The Underlying Index uses a proprietary selection process that seeks to identify companies within each sector that have higher dividend yields over a rolling twelve month period. Within each sector, individual equity securities are also weighted to diversify risk. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute performance for the twelve months ended October 31, 2020 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio.

The Fund and the Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

On an absolute basis, The Fund’s and the Underlying Index’s positions in the financials and oil & gas sectors were leading detractors from performance, while their positions in the technology and basic materials sectors were leading contributors to performance.

Relative the Russell 1000 Index, the Fund’s and the Underlying Index’s underweight allocations and security selection in the technology sector and their security selection in the financials sector were leading detractors from performance, while their security selection in the basic materials sector was the leading contributor to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the utilities and financials sectors and their smallest allocations were to the telecommunications and technology sectors.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Chemours Co. (The)	0.8%
2.	Microsoft Corp.	0.7
3.	Southern Copper Corp. (Peru)	0.7
4.	Chevron Corp.	0.7
5.	Duke Energy Corp.	0.7
6.	Pinnacle West Capital Corp.	0.7
7.	Invesco Ltd.	0.7
8.	International Paper Co.	0.7
9.	AES Corp. (The)	0.7
10.	Gap, Inc. (The)	0.7

PORTFOLIO COMPOSITION BY SECTOR****
Utilities	17.2%
Consumer Goods	14.4
Financials	12.4
Basic Materials	10.8
Industrials	9.5
Health Care	9.2
Consumer Services	7.8
Technology	7.3
Oil & Gas	7.2
Telecommunications	2.5
Short-Term Investments	1.7

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $23.31 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $23.26.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan U.S. Dividend ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Dividend ETF
Net Asset Value	November 8, 2017	(10.50)%	1.27%
Market Price		(10.72)%	1.20%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Dividend ETF, the JP Morgan US Dividend Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Dividend Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Dividend Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Dividend Index. The JP Morgan US Dividend Index contains U.S. large- and mid-cap equity securities from the Russell 1000 Index using a rules-based factor selection process. The Underlying Index is designed to provide exposure to the highest dividend yielding sectors on a risk adjusted basis, meaning that the index will establish sector weights by considering both the yield of the sector and the relative volatility of sector returns. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan U.S. Minimum Volatility ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(1.32)%
Market Price**	(1.69)%
JP Morgan US Minimum Volatility Index	(1.40)%
Russell 1000 Index	10.87%

Net Assets as of 10/31/2020	$37,773,558

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Minimum Volatility ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which consists of large and mid cap U.S. equity securities and is designed so that it targets lower volatility than the Russell 1000 Index. The Underlying Index is designed to distribute risk among sectors and stocks in order to seek to minimize the overall portfolio volatility based upon the parameters of the rule-based process. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute return for the twelve months ended October 31, 2020 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the

Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted equity index.

In terms of absolute performance, the Fund’s and the Underlying Index’s positions in the oil & gas and financials sectors were leading detractors from performance, while their positions in the health care and consumer goods sectors were leading contributors to absolute performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s underweight position and security selection in the technology sector and their security selection in the consumer goods sector were leading detractors from performance, while their underweight position in the financials sector and their security selection in the health care sector were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer goods and health care sectors and their smallest allocations were to the telecommunications and basic materials sectors.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan U.S. Minimum Volatility ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Pool Corp.	0.7%
2.	Thermo Fisher Scientific, Inc.	0.7
3.	Danaher Corp.	0.7
4.	IDEXX Laboratories, Inc.	0.7
5.	American Electric Power Co., Inc.	0.7
6.	Microsoft Corp.	0.7
7.	Public Service Enterprise Group, Inc.	0.7
8.	NIKE, Inc., Class B	0.7
9.	NextEra Energy, Inc.	0.7
10.	American Water Works Co., Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Consumer Goods	24.4%
Health Care	18.2
Utilities	17.1
Industrials	6.3
Technology	6.3
Consumer Services	6.2
Financials	6.2
Basic Materials	6.0
Oil & Gas	5.6
Telecommunications	2.5
Short-Term Investments	1.2

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $29.06 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $28.97.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Minimum Volatility ETF
Net Asset Value	November 8, 2017	(1.32)%	7.50%
Market Price		(1.69)%	7.39%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Minimum Volatility ETF, the JP Morgan US Minimum Volatility Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Minimum Volatility Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Minimum Volatility Index and developed the proprietary factors on which the index is based.

FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Minimum Volatility Index. The JP Morgan US Minimum Volatility Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based factor selection process. The Underlying Index is designed to distribute risk among sectors and stocks in order to seek to minimize the overall portfolio volatility based upon the parameters of the rules-based process. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or on gains resulting from sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan U.S. Momentum Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	17.37%
Market Price**	17.50%
JP Morgan US Momentum Factor Index	17.51%
Russell 1000 Index	10.87%

Net Assets as of 10/31/2020	$134,743,086

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Momentum Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is composed of U.S. large and mid cap securities selected to represent positive momentum factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a momentum factor to identify the companies that have had better recent performance compared with other companies. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2020 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio.

The Fund outperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

On an absolute basis, the Fund’s and the Underlying Index’s allocations to the technology and consumer goods sectors were leading contributors to performance, while the Fund’s and the Underlying Index’s allocations to the oil & gas and financials sectors were leading detractors from performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selection in the technology and financials sectors was a leading contributor to performance, while the Fund’s and Underlying Index’s security selection in the consumer services and basic materials sectors was a leading detractor from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and Underlying Index’s largest allocations were to the technology and financials sectors and their smallest allocations were to the telecommunications and basic materials sectors.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	1.9%
2.	NVIDIA Corp.	1.9
3.	Amazon.com, Inc	1.8
4.	Home Depot, Inc. (The)	1.8
5.	Apple, Inc.	1.8
6.	Visa, Inc., Class A	1.7
7.	Procter & Gamble Co. (The)	1.7
8.	Mastercard, Inc., Class A	1.6
9.	PayPal Holdings, Inc.	1.4
10.	Adobe, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Technology	28.6%
Consumer Services	14.9
Financials	14.3
Health Care	13.2
Industrials	11.4
Consumer Goods	8.1
Utilities	2.9
Oil & Gas	2.2
Basic Materials	1.8
Telecommunications	1.7
Short-Term Investments	0.9

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $33.69 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $33.74.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan U.S. Momentum Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Momentum Factor ETF
Net Asset Value	November 8, 2017	17.37%	11.84%
Market Price		17.50%	11.90%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Momentum Factor ETF, the JP Morgan US Momentum Factor Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Momentum Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Momentum Factor Index and developed the proprietary factors on which the index is based. FTSE

International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Momentum Factor Index. The JP Morgan US Momentum Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a momentum factor to identify companies that have had better recent performance compared to other securities without undue concentration in individual securities. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan U.S. Quality Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	7.72%
Market Price**	7.68%
JP Morgan US Quality Factor Index	7.82%
Russell 1000 Index	10.87%

Net Assets as of 10/31/2020	$384,671,209

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Quality Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which consists of large and mid cap U.S. equity securities selected to represent quality factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a quality factor to identify higher quality companies relative to their sector peers as measured by profitability, quality of earnings and solvency. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a positive absolute performance for the twelve months ended October 31, 2020 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio.

Both the Fund and the Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

On an absolute basis, the Fund’s and the Underlying Index’s allocations to the technology and industrials sectors were leading contributors to performance, while the Fund’s and the Underlying Index’s allocations to the oil & gas and financials sectors were leading detractors from absolute performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selection in the technology and consumer services sectors was a leading detractor from performance. The Fund’s and the Underlying Index’s security selection in the financials and industrials sectors was a leading contributor to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and financials sectors and their smallest allocations were to the telecommunications and basic materials sectors.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan U.S. Quality Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Alphabet, Inc., Class A	2.1%
2.	Microsoft Corp.	1.9
3.	NVIDIA Corp.	1.9
4.	Facebook, Inc., Class A	1.9
5.	Home Depot, Inc. (The)	1.9
6.	Visa, Inc., Class A	1.8
7.	Johnson & Johnson	1.8
8.	Mastercard, Inc., Class A	1.7
9.	Apple, Inc.	1.6
10.	Verizon Communications, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR****
Technology	28.6%
Consumer Services	15.1
Financials	14.6
Health Care	12.5
Industrials	11.7
Consumer Goods	8.2
Utilities	2.9
Basic Materials	2.0
Oil & Gas	1.9
Telecommunications	1.7
Short-Term Investments	0.8

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $31.53 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $31.54.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION

JPMorgan U.S. Quality Factor ETF
Net Asset Value	November 8, 2017	7.72%	10.03%
Market Price		7.68%	10.04%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Quality Factor ETF, the JP Morgan US Quality Factor Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Quality Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Quality Factor Index and developed the proprietary factors on which the index is based. FTSE

International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Quality Factor Index. The JP Morgan US Quality Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a quality factor to identifying higher quality companies as measured by profitability, solvency, and earnings quality without undue concentration in individual securities. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan U.S. Value Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

Reporting Period Return:
Net Asset Value*	(5.39)%
Market Price**	(5.76)%
JP Morgan US Value Factor Index	(5.17)%
Russell 1000 Index	10.87%

Net Assets as of 10/31/2020	$62,468,155

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Value Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which consists of large and mid cap U.S. equity securities selected to represent value factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a value factor to identify companies of attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield. The Underlying Index’s methodology includes quarterly rebalancing.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute return for the twelve months ended October 31, 2020 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the

Underlying Index underperformed the Russell 1000 Index, which is a more traditional market capitalization weighted index.

On an absolute basis, the Fund’s and the Underlying Index’s allocations to financials and consumer services sectors were leading detractors from performance, while the Fund’s and the Underlying Index’s allocations to the health care and technology sectors were leading contributors to performance.

Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selection in the technology and consumer services sectors was a leading detractor from performance, while their security selections and roughly equal weightings in the basic materials and telecommunications sectors were the smallest detractors from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and financials sectors and their smallest allocations were to the telecommunications and basic materials sectors.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	1.9%
2.	UnitedHealth Group, Inc.	1.9
3.	Johnson & Johnson	1.8
4.	Alphabet, Inc., Class A	1.8
5.	Facebook, Inc., Class A	1.7
6.	Apple, Inc.	1.6
7.	Pfizer, Inc.	1.4
8.	Comcast Corp. Class A	1.3
9.	Merck & Co., Inc	1.3
10.	Intel Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Technology	28.3%
Consumer Services	14.8
Financials	14.7
Health Care	12.6
Industrials	11.2
Consumer Goods	8.7
Utilities	3.0
Basic Materials	2.0
Oil & Gas	1.9
Telecommunications	1.6
Short-Term Investments	1.2

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $24.99 as of October 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to December 9, 2019, the price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the NYSE Arca. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange. As of October 31, 2020, the closing price was $24.90.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan U.S. Value Factor ETF

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Value Factor ETF
Net Asset Value	November 8, 2017	(5.39)%	2.72%
Market Price		(5.76)%	2.59%

LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on November 8, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Value Factor ETF, the JP Morgan US Value Factor Index, and the Russell 1000 Index from November 8, 2017 to October 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Value Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Value Factor Index and developed the proprietary factors on which the index is based. FTSE International

Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Value Factor Index. The JP Morgan US Value Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a value factor to identify companies with attractive valuations without undue concentration in individual securities. The Russell 1000 Index is a market-capitalization weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan BetaBuilders Canada ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.3%

Aerospace & Defense — 0.3%

CAE, Inc. (a)	712,280	12,173,396

Airlines — 0.2%

Air Canada* (a)	795,187	8,791,642

Auto Components — 1.0%

Magna International, Inc.	728,035	37,174,976

Banks — 23.3%

Bank of Montreal (a)	1,723,305	102,611,863

Bank of Nova Scotia (The)	3,246,683	134,882,462

Canadian Imperial Bank of Commerce	1,193,982	89,062,472

National Bank of Canada	899,592	43,173,394

Royal Bank of Canada	3,814,719	266,741,141

Toronto-Dominion Bank (The)	4,834,352	213,287,706

		849,759,038

Capital Markets — 3.7%

Brookfield Asset Management, Inc., Class A (a)	3,753,788	111,545,798

CI Financial Corp.	523,951	6,107,453

IGM Financial, Inc. (a)	217,152	4,767,467

TMX Group Ltd.	136,462	13,260,054

		135,680,772

Chemicals — 1.7%

Nutrien Ltd.	1,525,352	62,007,854

Commercial Services & Supplies — 2.4%

Ritchie Bros Auctioneers, Inc.	289,967	17,576,923

Waste Connections, Inc.	704,542	69,835,485

		87,412,408

Construction & Engineering — 0.5%

SNC-Lavalin Group, Inc.	470,497	6,582,649

WSP Global, Inc. (a)	190,743	12,064,785

		18,647,434

Containers & Packaging — 0.4%

CCL Industries, Inc., Class B	398,021	15,176,362

Diversified Financial Services — 0.3%

Onex Corp.	218,627	9,452,012

Diversified Telecommunication Services — 1.4%

BCE, Inc. (a)	799,808	32,141,200

TELUS Corp.	1,130,470	19,329,060

		51,470,260

Electric Utilities — 2.6%

Emera, Inc. (a)	660,476	26,348,645

Fortis, Inc. (a)	1,245,183	49,188,607

Hydro One Ltd. (b)	816,760	17,845,743

		93,382,995

INVESTMENTS	SHARES	VALUE ($)

Equity Real Estate Investment Trusts (REITs) — 0.4%

Canadian Apartment Properties (a)	224,081	7,203,625

H&R (a)	376,697	2,895,277

RioCan (a)	416,601	4,496,526

		14,595,428

Food & Staples Retailing — 4.2%

Alimentation Couche-Tard, Inc., Class B	2,377,394	73,215,099

Empire Co. Ltd., Class A	458,213	12,501,721

George Weston Ltd.	189,451	13,285,601

Loblaw Cos. Ltd.	441,081	21,956,385

Metro, Inc.	675,767	31,523,620

		152,482,426

Food Products — 0.4%

Saputo, Inc. (a)	636,304	15,488,508

Gas Utilities — 0.3%

AltaGas Ltd. (a)	748,932	9,494,454

Hotels, Restaurants & Leisure — 1.2%

Restaurant Brands International, Inc.	813,458	42,269,532

Insurance — 6.7%

Fairfax Financial Holdings Ltd.	73,010	19,193,141

Great-West Lifeco, Inc. (a)	721,011	14,692,974

iA Financial Corp., Inc. (a)	286,791	9,992,373

Intact Financial Corp.	383,301	39,593,097

Manulife Financial Corp.	5,197,901	70,460,176

Power Corp. of Canada	1,532,142	29,175,443

Sun Life Financial, Inc.	1,566,732	62,337,659

		245,444,863

IT Services — 8.4%

CGI, Inc.*	617,303	38,304,015

Shopify, Inc., Class A* (a)	290,039	267,383,172

		305,687,187

Media — 0.9%

Quebecor, Inc., Class B (a)	467,069	10,836,225

Shaw Communications, Inc., Class B	1,235,759	20,359,461

		31,195,686

Metals & Mining — 11.2%

Agnico Eagle Mines Ltd.	649,895	51,448,192

Barrick Gold Corp.	4,765,050	127,397,044

First Quantum Minerals Ltd.	1,478,115	16,985,619

Franco-Nevada Corp.	510,790	69,619,722

Kinross Gold Corp.	3,371,767	26,826,338

Kirkland Lake Gold Ltd.	743,035	33,852,904

Lundin Mining Corp.	1,710,585	10,335,667

Teck Resources Ltd., Class B (a)	1,248,093	16,403,294

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan BetaBuilders Canada ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Metals & Mining — continued

Wheaton Precious Metals Corp. (a)	1,203,207	55,215,849

		408,084,629

Multiline Retail — 1.2%

Canadian Tire Corp. Ltd., Class A (a)	153,793	17,174,302

Dollarama, Inc.	775,075	26,691,016

		43,865,318

Multi-Utilities — 1.0%

Algonquin Power & Utilities Corp. (a)	1,570,395	23,809,937

Atco Ltd., Class I	198,526	5,526,780

Canadian Utilities Ltd., Class A	321,239	7,508,356

		36,845,073

Oil, Gas & Consumable Fuels — 11.5%

Cameco Corp. (a)	1,060,766	10,079,785

Canadian Natural Resources Ltd.	3,165,264	50,366,732

Cenovus Energy, Inc.	2,733,275	8,944,741

Enbridge, Inc. (a)	5,427,412	149,546,119

Imperial Oil Ltd. (a)	590,214	7,850,028

Keyera Corp. (a)	592,357	8,407,619

Pembina Pipeline Corp. (a)	1,473,602	30,847,977

Suncor Energy, Inc.	4,087,512	46,112,216

TC Energy Corp.	2,518,958	99,147,457

Tourmaline Oil Corp.	667,643	8,649,342

		419,952,016

Pharmaceuticals — 0.7%

Bausch Health Cos., Inc.* (a)	827,584	13,634,669

Canopy Growth Corp.* (a)	607,020	11,404,121

		25,038,790

Professional Services — 1.0%

Thomson Reuters Corp.	452,473	35,177,628

Road & Rail — 8.2%

Canadian National Railway Co.	1,906,149	189,355,866

Canadian Pacific Railway Ltd.	363,224	108,544,624

		297,900,490

Software — 2.5%

BlackBerry Ltd.* (a)	1,371,776	6,157,187

Constellation Software Engineering Corp.*	99,293	—

Constellation Software, Inc.	53,389	56,045,427

Open Text Corp. (a)	728,638	26,770,870

		88,973,484

INVESTMENTS	SHARES	VALUE ($)

Textiles, Apparel & Luxury Goods — 0.3%

Gildan Activewear, Inc. (a)	531,202	11,004,410

Thrifts & Mortgage Finance — 0.1%

Genworth MI Canada, Inc. (a)	99,445	3,299,159

Trading Companies & Distributors — 0.2%

Finning International, Inc. (a)	434,449	6,606,573

Wireless Telecommunication Services — 1.1%

Rogers Communications, Inc., Class B (a)	939,247	38,153,605

Total Common Stocks (Cost $3,701,324,890)		3,612,688,408

Short-Term Investments — 7.8%

Investment of Cash Collateral from Securities Loaned — 7.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	242,071,855	242,096,062

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	42,762,729	42,762,729

Total Investment of Cash Collateral from Securities Loaned (Cost $284,858,791)		284,858,791

Total Investments — 107.1% (Cost $3,986,183,681)		3,897,547,199

Liabilities in Excess of Other Assets — (7.1)%		(257,335,939)

NET ASSETS — 100.0%		3,640,211,260

Percentages indicated are based on net assets.

(a)	Thesecurity or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $267,270,576.
(b)

    Securityexempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investmentin an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	Therate shown is the current yield as of October 31, 2020.
*	Non-incomeproducing security.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P/TSX 60 Index	195	12/2020	CAD	27,109,435	(1,137,237)

Abbreviations

CAD	Canadian Dollar
TSX	Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.1%

Australia — 57.8%

Afterpay Ltd.*	213,003	14,503,177

AGL Energy Ltd.	577,876	5,064,814

Alumina Ltd.	2,163,235	2,185,008

AMP Ltd.	3,186,974	3,429,478

Ampol Ltd.	231,568	4,222,437

APA Group	1,094,189	8,066,736

Aristocrat Leisure Ltd.	592,161	11,924,187

ASX Ltd.	179,533	10,052,885

Aurizon Holdings Ltd.	1,775,568	4,708,201

AusNet Services	1,705,414	2,397,440

Australia & New Zealand Banking Group Ltd.	2,630,165	34,903,953

Bendigo & Adelaide Bank Ltd.	491,474	2,312,014

BHP Group Ltd.	2,731,873	65,487,426

BlueScope Steel Ltd.	466,124	4,814,450

Boral Ltd.	954,766	3,057,453

Brambles Ltd.	1,395,721	9,413,188

Challenger Ltd.	532,560	1,800,313

CIMIC Group Ltd.*	67,711	1,023,370

Coca-Cola Amatil Ltd.	463,273	4,049,852

Cochlear Ltd.	60,950	9,097,117

Coles Group Ltd.	1,237,038	15,453,422

Commonwealth Bank of Australia	1,641,655	79,704,892

Computershare Ltd.	471,496	4,029,362

Crown Resorts Ltd.	332,825	1,937,672

CSL Ltd.	421,096	85,253,981

Deterra Royalties Ltd.*	392,062	1,083,031

Dexus, REIT	1,011,940	6,122,283

Domino’s Pizza Enterprises Ltd.	58,678	3,494,958

Evolution Mining Ltd.	1,584,338	6,211,290

Fortescue Metals Group Ltd.	1,541,872	18,862,474

Goodman Group, REIT	1,542,998	19,971,258

GPT Group (The), REIT	1,806,437	5,116,283

Harvey Norman Holdings Ltd.	635,524	1,988,076

Iluka Resources Ltd.	392,062	1,420,718

Incitec Pivot Ltd.	1,801,147	2,430,161

Insurance Australia Group Ltd.	2,143,179	7,194,049

LendLease Corp. Ltd.	638,274	5,369,246

Macquarie Group Ltd.	315,131	28,097,069

Magellan Financial Group Ltd.	131,850	5,110,313

Medibank Pvt Ltd.	2,553,960	4,794,225

Mirvac Group, REIT	3,648,510	5,410,636

National Australia Bank Ltd.	3,051,104	39,917,544

Newcrest Mining Ltd.	756,794	15,694,008

Orica Ltd.	376,398	4,040,547

Origin Energy Ltd.	1,633,282	4,594,436

INVESTMENTS	SHARES	VALUE ($)

Australia — continued

Qantas Airways Ltd.	857,034	2,521,339

QBE Insurance Group Ltd.	1,362,496	7,878,885

Ramsay Health Care Ltd.	171,927	7,532,859

REA Group Ltd.	46,415	3,859,965

Reece Ltd. (a)	263,586	2,546,477

Rio Tinto Ltd.	344,252	22,394,925

Santos Ltd.	1,641,995	5,458,626

Scentre Group, REIT	4,813,364	7,103,179

SEEK Ltd.	327,386	4,955,175

Seven Group Holdings Ltd.	123,350	1,684,330

Sonic Healthcare Ltd.	441,215	10,806,696

South32 Ltd.	4,494,249	6,413,212

Stockland, REIT	2,211,160	5,979,159

Suncorp Group Ltd.	1,186,700	6,853,538

Sydney Airport	1,226,278	4,701,651

Tabcorp Holdings Ltd.	2,056,027	4,750,704

Telstra Corp. Ltd.	3,860,290	7,269,649

TPG Telecom Ltd.*	346,602	1,749,427

Transurban Group	2,537,176	24,026,246

Treasury Wine Estates Ltd.	668,675	4,310,844

Vicinity Centres, REIT	3,570,528	3,034,262

Washington H Soul Pattinson & Co. Ltd. (a)	115,443	2,055,744

Wesfarmers Ltd.	1,051,480	34,036,018

Westpac Banking Corp.	3,349,343	42,392,183

WiseTech Global Ltd.	144,112	2,939,231

Woodside Petroleum Ltd.	885,037	10,916,264

Woolworths Group Ltd.	1,171,344	31,509,511

Worley Ltd. (a)	294,426	1,962,704

		847,458,236

Cambodia — 0.2%

NagaCorp Ltd.	2,092,000	2,163,854

China — 1.3%

China Evergrande New Energy Vehicle Group Ltd.* (a)	2,003,000	5,572,247

Chow Tai Fook Jewellery Group Ltd.	2,040,000	2,607,225

ESR Cayman Ltd.* (b)	933,400	2,819,268

Wilmar International Ltd.	2,640,300	7,816,738

		18,815,478

Hong Kong — 24.3%

AIA Group Ltd.	11,212,800	106,714,195

ASM Pacific Technology Ltd.	284,500	2,868,988

Bank of East Asia Ltd. (The)	1,459,400	2,632,780

Cathay Pacific Airways Ltd.*	895,636	608,586

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Hong Kong — continued

CK Asset Holdings Ltd.	2,260,500	10,496,613

CK Infrastructure Holdings Ltd.	565,000	2,665,257

CLP Holdings Ltd.	1,499,500	13,817,219

Dairy Farm International Holdings Ltd.	275,900	1,039,268

Guoco Group Ltd.	73,000	895,894

Hang Lung Group Ltd.	795,000	1,764,750

Hang Lung Properties Ltd.	1,710,000	4,162,976

Hang Seng Bank Ltd.	673,800	10,380,594

Henderson Land Development Co. Ltd.	1,257,700	4,442,300

HK Electric Investments & HK Electric Investments Ltd. (b)	2,139,500	2,178,065

HKT Trust & HKT Ltd.	3,379,000	4,369,950

Hong Kong & China Gas Co. Ltd.	9,887,180	14,265,255

Hong Kong Exchanges & Clearing Ltd.	1,105,200	52,959,766

Hysan Development Co. Ltd.	561,000	1,788,520

Jardine Matheson Holdings Ltd.	245,800	10,895,245

Jardine Strategic Holdings Ltd.	164,400	3,559,615

Kerry Properties Ltd.	551,500	1,353,121

Link, REIT	1,918,500	14,641,718

MTR Corp. Ltd.	1,432,500	7,098,420

New World Development Co. Ltd.	1,323,250	6,317,710

NWS Holdings Ltd.	1,345,000	1,180,631

PCCW Ltd.	3,655,000	2,198,979

Power Assets Holdings Ltd.	1,267,000	6,524,661

Sino Land Co. Ltd.	2,808,000	3,327,700

Sun Hung Kai Properties Ltd.	1,424,500	18,335,908

Swire Pacific Ltd., Class A	462,000	2,106,812

Swire Pacific Ltd., Class B	832,500	677,930

Swire Properties Ltd.	976,600	2,620,693

Techtronic Industries Co. Ltd.	1,597,000	21,510,539

WH Group Ltd. (b)	8,744,500	6,887,402

Wharf Holdings Ltd. (The)	1,416,000	2,931,255

Wharf Real Estate Investment Co. Ltd.	1,606,000	6,181,142

		356,400,457

Macau — 1.8%

Galaxy Entertainment Group Ltd.	1,970,000	13,018,860

MGM China Holdings Ltd. (a)	779,428	1,028,585

Sands China Ltd.	2,250,179	7,897,237

SJM Holdings Ltd.	1,945,000	2,019,512

Wynn Macau Ltd.* (a)	1,352,316	1,868,406

		25,832,600

New Zealand — 3.0%

a2 Milk Co. Ltd. (The)*	688,344	6,665,356

Auckland International Airport Ltd.	1,119,783	5,179,981

Contact Energy Ltd.	665,969	3,246,797

INVESTMENTS	SHARES	VALUE ($)

New Zealand — continued

Fisher & Paykel Healthcare Corp. Ltd.	533,175	12,334,678

Fletcher Building Ltd.	764,385	2,070,050

Mercury NZ Ltd.	581,141	2,054,542

Meridian Energy Ltd.	1,164,461	4,081,237

Ryman Healthcare Ltd.	384,855	3,561,479

Spark New Zealand Ltd.	1,703,608	5,055,743

		44,249,863

Singapore — 9.0%

Ascendas, REIT	2,611,828	5,511,275

CapitaLand Ltd.	2,311,500	4,349,752

CapitaLand Mall Trust, REIT	4,171,820	5,288,021

City Developments Ltd.	428,900	1,991,757

ComfortDelGro Corp. Ltd.	1,867,600	1,847,172

DBS Group Holdings Ltd.	1,660,700	24,737,552

Frasers Property Ltd.	358,400	285,956

Genting Singapore Ltd.	5,255,200	2,481,592

Great Eastern Holdings Ltd.	52,700	686,440

Jardine Cycle & Carriage Ltd.	91,700	1,192,847

Keppel, REIT	1,565,600	1,141,763

Keppel Corp. Ltd.	1,327,900	4,267,158

Mapletree Commercial Trust, REIT	2,023,800	2,551,762

Mapletree North Asia Commercial Trust, REIT(b)	1,897,300	1,210,383

Olam International Ltd.	652,500	612,131

Oversea-Chinese Banking Corp. Ltd.	3,675,100	22,667,087

SATS Ltd.	622,900	1,358,442

Sembcorp Industries Ltd.	827,300	957,565

Singapore Airlines Ltd.	1,208,900	3,000,028

Singapore Exchange Ltd.	764,100	4,846,194

Singapore Press Holdings Ltd.	1,489,400	1,078,930

Singapore Technologies Engineering Ltd.	1,387,900	3,547,915

Singapore Telecommunications Ltd.	6,359,900	9,454,142

Suntec, REIT	1,974,200	1,938,777

United Overseas Bank Ltd.	1,421,200	19,746,792

UOL Group Ltd.	437,500	1,994,211

Venture Corp. Ltd.	248,300	3,500,227

		132,245,871

United Kingdom — 1.0%

CK Hutchison Holdings Ltd.	2,503,000	15,118,073

United States — 0.7%

James Hardie Industries plc, CHDI	410,977	9,978,472

Total Common Stocks (Cost $1,545,664,725)		1,452,262,904

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 0.5%

Investment of Cash Collateral from Securities Loaned — 0.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	5,986,904	5,987,503

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	2,214,888	2,214,888

Total Investment of Cash Collateral from Securities Loaned (Cost $8,202,888)		8,202,391

Total Investments — 99.6% (Cost $1,553,867,613)		1,460,465,295

Other Assets Less Liabilities — 0.4%		5,505,599

NET ASSETS — 100.0%		1,465,970,894

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	19.1%

Metals & Mining	9.9

Insurance	9.2

Capital Markets	6.9

Biotechnology	5.8

Equity Real Estate Investment Trusts (REITs)	5.8

Real Estate Management & Development	5.7

Hotels, Restaurants & Leisure	3.6

Food & Staples Retailing	3.3

Industrial Conglomerates	2.5

Multiline Retail	2.5

Transportation Infrastructure	2.4

Electric Utilities	2.3

Diversified Telecommunication Services	2.1

Health Care Providers & Services	1.9

Oil, Gas & Consumable Fuels	1.9

Gas Utilities	1.5

Machinery	1.5

Health Care Equipment & Supplies	1.5

Food Products	1.5

IT Services	1.3

Construction Materials	1.0

Others (each less than 1.0%)	6.2

Short-Term Investments	0.6

Abbreviations
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $7,803,965.
(b)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Hang Seng Index	26	11/2020	HKD	4,047,817	(88,948)
MSCI Singapore Index	52	11/2020	SGD	1,047,081	(43,171)
SPI 200 Index	78	12/2020	AUD	8,144,432	104,083

					(28,036)

Abbreviations

AUD	Australian Dollar
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
SGD	Singapore Dollar
SPI	Australian Securities Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan BetaBuilders Europe ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.4%

Australia — 1.5%

BHP Group plc	946,847	18,342,660

Glencore plc*	4,903,927	9,892,384

Rio Tinto plc	484,143	27,383,819

		55,618,863

Austria — 0.4%

ANDRITZ AG	32,265	1,088,189

BAWAG Group AG (a)	30,855	1,133,156

Erste Group Bank AG	133,010	2,734,082

EVN AG	16,887	269,712

IMMOFINANZ AG*	43,208	579,428

Oesterreichische Post AG (b)	13,977	443,880

OMV AG	64,625	1,493,896

Raiffeisen Bank International AG*	60,486	873,318

Strabag SE*	6,269	181,870

Telekom Austria AG	62,228	418,899

UNIQA Insurance Group AG	50,686	285,491

Verbund AG (b)	30,620	1,765,980

Vienna Insurance Group AG Wiener Versicherung Gruppe	16,017	324,956

voestalpine AG	49,358	1,372,492

		12,965,349

Belgium — 1.6%

Ackermans & van Haaren NV	10,006	1,231,673

Ageas SA	82,828	3,335,404

Anheuser-Busch InBev SA/NV	379,481	19,629,112

Elia Group SA/NV	15,013	1,452,073

Etablissements Franz Colruyt NV	28,535	1,688,916

Galapagos NV*	21,348	2,495,307

Groupe Bruxelles Lambert SA	52,745	4,325,525

KBC Group NV	151,416	7,480,982

Proximus SADP	69,973	1,360,290

Sofina SA	7,170	1,863,473

Solvay SA	32,818	2,666,473

Telenet Group Holding NV	21,426	824,055

UCB SA	56,740	5,604,301

Umicore SA (b)	89,385	3,445,910

		57,403,494

Brazil — 0.1%

Yara International ASA	76,917	2,691,747

Chile — 0.1%

Antofagasta plc	153,671	2,049,079

China — 0.5%

Prosus NV*	189,421	18,911,034

INVESTMENTS	SHARES	VALUE ($)

Colombia — 0.0% (c)

Millicom International Cellular SA, SDR (b)	45,686	1,341,762

Denmark — 4.1%

Ambu A/S, Class B	75,206	2,281,029

AP Moller—Maersk A/S, Class A	1,347	1,991,750

AP Moller—Maersk A/S, Class B (b)	2,906	4,657,256

Carlsberg A/S, Class B	45,759	5,794,045

Chr Hansen Holding A/S (b)	46,083	4,650,227

Coloplast A/S, Class B	53,321	7,797,827

Danske Bank A/S* (b)	305,350	4,069,575

Demant A/S*	46,456	1,466,769

DSV Panalpina A/S	91,835	14,899,448

Genmab A/S*	29,137	9,732,489

GN Store Nord A/S	63,720	4,587,651

H Lundbeck A/S	27,338	770,698

Novo Nordisk A/S, Class B	747,574	47,669,549

Novozymes A/S, Class B (b)	94,412	5,678,051

Orsted A/S (a)	80,559	12,785,842

Pandora A/S	44,927	3,564,035

Rockwool International A/S, Class A	2,697	943,145

Rockwool International A/S, Class B	3,123	1,222,398

Tryg A/S	54,338	1,508,028

Vestas Wind Systems A/S	89,227	15,308,143

		151,377,955

Finland — 2.3%

Elisa OYJ	67,164	3,302,364

Fortum OYJ	195,182	3,668,765

Huhtamaki OYJ	43,019	2,101,372

Kesko OYJ, Class A	42,170	1,034,217

Kesko OYJ, Class B	121,830	3,126,230

Kone OYJ, Class B	179,156	14,263,170

Konecranes OYJ	28,716	903,544

Neles OYJ	57,612	771,507

Neste OYJ	193,057	10,068,607

Nokia OYJ*	2,524,417	8,510,313

Nokian Renkaat OYJ (b)	57,619	1,770,512

Nordea Bank Abp	1,447,965	10,867,366

Orion OYJ, Class A	13,767	593,248

Orion OYJ, Class B	47,483	2,032,254

Sampo OYJ, Class A	226,141	8,533,769

Stora Enso OYJ, Class R	274,528	4,006,174

UPM-Kymmene OYJ	238,544	6,741,010

Wartsila OYJ Abp	218,484	1,736,253

		84,030,675

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

France — 16.0%

Adevinta ASA*	104,416	1,613,274

Aeroports de Paris	11,979	1,172,236

Air Liquide SA	211,141	30,876,906

Airbus SE*	274,064	20,052,191

Alstom SA*	85,390	3,815,175

Amundi SA* (a)	27,126	1,779,250

Arkema SA	29,800	2,918,606

Atos SE*	43,553	2,975,361

AXA SA	935,433	15,022,399

BioMerieux	18,505	2,755,378

BNP Paribas SA*	513,282	17,900,598

Bollore SA	407,336	1,460,094

Bouygues SA	100,539	3,297,018

Bureau Veritas SA*	129,574	2,841,343

Capgemini SE	72,254	8,343,016

Carrefour SA	260,307	4,045,666

Casino Guichard Perrachon SA* (b)	23,109	520,581

Cie de Saint-Gobain*	244,998	9,543,536

Cie Generale des Etablissements Michelin SCA	80,812	8,727,781

Covivio, REIT	21,792	1,297,726

Credit Agricole SA*	569,050	4,501,494

Danone SA	307,125	17,034,760

Dassault Aviation SA* (b)	1,112	930,362

Dassault Systemes SE	61,214	10,437,626

Edenred	110,600	5,155,506

Eiffage SA*	37,138	2,695,381

Electricite de France SA	180,871	2,099,382

Engie SA* (b)	796,920	9,638,393

EssilorLuxottica SA*	133,366	16,465,225

Faurecia SE*	33,154	1,257,397

Gecina SA, REIT	24,322	3,019,407

Getlink SE* (b)	194,725	2,619,095

Hermes International	15,679	14,598,726

ICADE, REIT (b)	13,981	707,028

Iliad SA	6,839	1,322,196

Ipsen SA	18,007	1,640,077

JCDecaux SA*	33,272	513,532

Kering SA	33,358	20,158,776

Klepierre SA, REIT (b)	91,412	1,158,199

Legrand SA	118,656	8,782,837

L’Oreal SA	107,655	34,792,538

LVMH Moet Hennessy Louis Vuitton SE	120,797	56,623,312

Orange SA	914,291	10,267,142

Pernod Ricard SA	90,325	14,551,581

Peugeot SA*	287,935	5,172,524

INVESTMENTS	SHARES	VALUE ($)

France — continued

Publicis Groupe SA	100,254	3,483,053

Safran SA*	147,283	15,535,402

Sanofi	513,934	46,404,847

Sartorius Stedim Biotech	10,758	4,079,542

Schneider Electric SE (b)	241,588	29,354,516

SEB SA	11,593	1,884,018

Societe Generale SA*	353,489	4,803,177

Sodexo SA	37,692	2,421,188

Suez SA	181,729	3,326,979

Teleperformance	26,193	7,862,696

Thales SA	47,524	3,096,679

TOTAL SE	1,129,926	34,233,058

Ubisoft Entertainment SA*	35,401	3,127,092

Unibail-Rodamco-Westfield, REIT(b)	61,736	2,499,130

Valeo SA	107,688	3,257,715

Veolia Environnement SA	236,965	4,410,547

Vinci SA	227,925	18,002,686

Vivendi SA	387,378	11,181,087

Worldline SA* (a) (b)	102,307	7,577,522

		593,641,565

Germany — 13.5%

1&1 Drillisch AG	19,849	418,059

adidas AG*	82,575	24,533,454

Allianz SE (Registered)	186,938	32,929,992

Aroundtown SA*	537,267	2,577,088

BASF SE	411,731	22,545,646

Bayer AG (Registered)	440,404	20,694,823

Bayerische Motoren Werke AG	143,087	9,778,391

Bayerische Motoren Werke AG (Preference)	25,588	1,322,990

Beiersdorf AG	44,063	4,613,808

Brenntag AG	69,258	4,426,724

Continental AG	48,350	5,137,234

Covestro AG (a)	79,721	3,804,765

Daimler AG (Registered)	374,086	19,335,944

Delivery Hero SE* (a) (b)	64,142	7,363,131

Deutsche Bank AG (Registered)* (b)	926,462	8,561,563

Deutsche Boerse AG	85,119	12,542,588

Deutsche Lufthansa AG (Registered)* (b)	133,902	1,145,542

Deutsche Post AG (Registered)	435,335	19,301,874

Deutsche Telekom AG (Registered)	1,451,399	22,059,446

Deutsche Wohnen SE	161,244	8,138,460

E.ON SE	1,006,431	10,481,147

Evonik Industries AG	85,685	2,063,028

Fraport AG Frankfurt Airport Services Worldwide* (b)	16,468	595,623

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan BetaBuilders Europe ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Germany — continued

Fresenius Medical Care AG & Co. KGaA	95,026	7,256,391

Fresenius SE & Co. KGaA	183,514	6,807,166

GEA Group AG	73,653	2,452,917

Hannover Rueck SE	26,978	3,920,493

HeidelbergCement AG	65,813	3,764,071

Henkel AG & Co. KGaA	44,197	3,995,581

Henkel AG & Co. KGaA (Preference)	79,960	7,780,954

HOCHTIEF AG	10,109	743,675

Infineon Technologies AG	585,324	16,296,113

KION Group AG	28,915	2,253,083

LANXESS AG	39,164	1,986,311

Merck KGaA	57,879	8,573,686

MTU Aero Engines AG	23,763	4,061,604

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	62,888	14,739,518

Porsche Automobil Holding SE (Preference)	68,707	3,680,796

Puma SE* (b)	41,928	3,670,511

RWE AG	303,135	11,218,354

SAP SE	490,175	52,294,146

Sartorius AG (Preference) (b)	15,240	6,450,792

Siemens AG (Registered)	362,059	42,475,344

Symrise AG	57,759	7,122,287

Talanx AG	23,708	698,940

Telefonica Deutschland Holding AG	410,290	1,034,862

thyssenkrupp AG* (b)	182,198	869,677

TUI AG (b)	195,653	768,033

Uniper SE	44,247	1,321,630

United Internet AG (Registered)	51,311	1,799,405

Volkswagen AG	13,296	2,068,358

Volkswagen AG (Preference)	82,318	11,990,781

Vonovia SE	253,594	16,195,405

Zalando SE* (a) (b)	74,001	6,891,297

		499,553,501

Ireland — 1.1%

CRH plc	354,436	12,402,344

Flutter Entertainment plc	60,283	10,537,979

Kerry Group plc, Class A	68,607	8,212,392

Kingspan Group plc	69,180	6,030,701

Smurfit Kappa Group plc	105,912	3,990,670

		41,174,086

Italy — 3.3%

A2A SpA	702,118	891,684

Amplifon SpA* (b)	37,294	1,355,924

Assicurazioni Generali SpA	551,122	7,392,881

Atlantia SpA* (b)	225,579	3,462,762

INVESTMENTS	SHARES	VALUE ($)

Italy — continued

Banca Mediolanum SpA	109,228	746,258

Banco BPM SpA (b)	673,004	1,219,145

Buzzi Unicem SpA	31,665	685,161

Buzzi Unicem SpA	18,109	256,795

Davide Campari-Milano NV (b)	188,321	1,968,210

DiaSorin SpA	8,818	1,935,804

Enel SpA	3,460,189	27,510,251

Eni SpA (b)	1,140,297	7,987,834

Ferrari NV (b)	57,397	10,239,160

FinecoBank Banca Fineco SpA*	271,754	3,731,149

Freni Brembo SpA* (b)	68,397	710,652

Hera SpA	355,350	1,116,199

Infrastrutture Wireless Italiane SpA (a) (b)	146,382	1,581,164

Intesa Sanpaolo SpA*	7,847,641	13,027,908

Leonardo SpA (b)	179,707	856,868

Mediaset SpA* (b)	143,016	243,169

Mediobanca Banca di Credito Finanziario SpA	327,942	2,328,298

Moncler SpA*	89,066	3,563,683

Nexi SpA* (a)	160,355	2,468,522

Pirelli & C SpA* (a)	197,163	822,070

Poste Italiane SpA (a)	205,736	1,679,562

Prysmian SpA	120,199	3,270,905

Recordati Industria Chimica e Farmaceutica SpA	44,982	2,332,075

Saipem SpA (b)	255,878	450,825

Salvatore Ferragamo SpA* (b)	30,040	387,510

Snam SpA (b)	949,153	4,628,149

Telecom Italia SpA	2,676,888	974,408

Telecom Italia SpA	5,179,382	1,759,300

Terna Rete Elettrica Nazionale SpA	627,935	4,239,684

UniCredit SpA*	947,036	7,092,723

UnipolSai Assicurazioni SpA	203,041	471,557

		123,388,249

Jordan — 0.1%

Hikma Pharmaceuticals plc	72,026	2,341,817

Luxembourg — 0.2%

ArcelorMittal SA*	309,755	4,200,286

Eurofins Scientific SE*	5,458	4,346,318

RTL Group SA(b)	16,722	635,385

		9,181,989

Mexico — 0.0%(c)

Fresnillo plc	82,359	1,242,181

Netherlands — 6.8%

Adyen NV* (a)	13,491	22,674,918

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Netherlands — continued

Aegon NV	632,233	1,700,718

Akzo Nobel NV	86,538	8,323,943

Altice Europe NV*	107,476	528,423

Argenx SE*	20,989	5,237,633

ASML Holding NV	190,847	69,049,038

EXOR NV	50,865	2,646,345

GrandVision NV (a)	25,894	719,255

HAL Trust	38,220	4,843,137

Heineken Holding NV	45,156	3,479,813

Heineken NV	105,820	9,366,932

ING Groep NV	1,746,614	11,963,819

Koninklijke Ahold Delhaize NV	493,439	13,528,013

Koninklijke DSM NV	81,354	13,010,740

Koninklijke KPN NV	1,582,537	4,274,087

Koninklijke Philips NV*	408,312	18,911,696

Koninklijke Vopak NV (b)	29,929	1,555,660

NN Group NV	143,544	4,995,465

Randstad NV*	55,669	2,777,690

Royal Dutch Shell plc, Class A	1,838,497	23,127,360

Royal Dutch Shell plc, Class B	1,661,379	20,035,135

Wolters Kluwer NV	122,416	9,911,614

		252,661,434

Norway — 0.9%

Aker ASA, Class A	10,729	431,950

Aker BP ASA (b)	48,739	759,030

DNB ASA	403,846	5,453,855

Equinor ASA (b)	481,838	6,148,115

Gjensidige Forsikring ASA	85,554	1,630,232

Kongsberg Gruppen ASA	40,280	654,523

Leroy Seafood Group ASA	124,597	585,257

Mowi ASA	201,340	3,180,763

Norsk Hydro ASA*	614,802	1,727,819

Orkla ASA	363,680	3,433,071

Salmar ASA*	24,414	1,239,753

Schibsted ASA, Class A*	35,754	1,461,549

Schibsted ASA, Class B*	45,290	1,634,190

Storebrand ASA*	211,285	1,115,025

Telenor ASA	288,594	4,459,437

TGS NOPEC Geophysical Co. ASA	53,634	494,804

		34,409,373

Portugal—0.3%

Banco Comercial Portugues SA, Class R* (b)	3,611,783	317,618

EDP—Energias de Portugal SA	1,244,470	6,138,557

Galp Energia SGPS SA	204,798	1,663,203

INVESTMENTS	SHARES	VALUE ($)

Portugal — continued

Jeronimo Martins SGPS SA	110,554	1,756,009

Navigator Co. SA (The)*	100,171	220,707

NOS SGPS SA	111,784	384,176

		10,480,270

Russia — 0.1%

Evraz plc	240,972	1,122,131

Polymetal International plc	124,181	2,639,408

		3,761,539

South Africa — 0.4%

Anglo American plc	610,960	14,335,073

Spain — 3.7%

Acciona SA	9,475	957,322

ACS Actividades de Construccion y Servicios SA	122,724	2,917,238

Aena SME SA* (a)	32,957	4,440,488

Amadeus IT Group SA	201,988	9,623,954

Banco Bilbao Vizcaya Argentaria SA	2,988,957	8,623,600

Banco Santander SA	7,449,248	14,917,547

Bankia SA	520,724	640,584

CaixaBank SA	1,608,710	2,935,237

Cellnex Telecom SA (a)	174,582	11,206,584

EDP Renovaveis SA	65,861	1,252,064

Enagas SA	111,642	2,409,656

Endesa SA	142,388	3,820,161

Ferrovial SA	225,340	4,880,311

Grifols SA (b)	131,840	3,562,868

Grifols SA (Preference), Class B	116,036	1,960,809

Iberdrola SA	2,590,262	30,584,718

Industria de Diseno Textil SA (b)	503,009	12,418,960

Mapfre SA	436,890	659,191

Naturgy Energy Group SA	154,402	2,868,504

Red Electrica Corp. SA	194,025	3,417,651

Repsol SA	670,795	4,211,297

Siemens Gamesa Renewable Energy SA	100,724	2,858,477

Telefonica SA	2,269,115	7,381,503

		138,548,724

Sweden — 5.7%

Alfa Laval AB*	134,345	2,728,788

Assa Abloy AB, Class B	444,557	9,527,954

Atlas Copco AB, Class A	289,697	12,787,572

Atlas Copco AB, Class B	174,922	6,702,274

Axfood AB	47,310	1,099,634

Boliden AB	122,699	3,345,893

Castellum AB	107,782	2,244,093

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan BetaBuilders Europe ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Sweden — continued

Electrolux AB, Series B (b)	112,922	2,546,208

Elekta AB, Class B	165,262	1,932,905

Epiroc AB, Class A	280,697	4,191,258

Epiroc AB, Class B	174,922	2,504,122

EQT AB	93,963	1,785,407

Essity AB, Class A	12,595	381,455

Essity AB, Class B (b)	271,492	7,857,879

Evolution Gaming Group AB (a) (b)	59,492	4,412,537

Fabege AB	121,638	1,535,911

Fastighets AB Balder, Class B*	43,955	2,068,686

Getinge AB, Class B	97,550	1,910,027

Hennes & Mauritz AB, Class B	340,532	5,536,510

Hexagon AB, Class B	125,514	9,199,824

Hexpol AB	116,902	1,029,600

Holmen AB, Class B	41,543	1,573,210

Husqvarna AB, Class A	11,396	115,223

Husqvarna AB, Class B	185,333	1,911,081

ICA Gruppen AB	41,586	1,968,614

Industrivarden AB, Class A*	72,503	1,947,700

Industrivarden AB, Class C* (b)	74,887	1,912,173

Intrum AB	28,877	705,665

Investment AB Latour, Class B	56,029	1,306,545

Investor AB, Class A	58,615	3,504,916

Investor AB, Class B	204,132	12,235,461

Kinnevik AB, Class B	108,401	4,438,905

L E Lundbergforetagen AB, Class B*	28,685	1,289,274

Lundin Energy AB (b)	85,973	1,643,532

NCC AB, Class B	38,625	615,582

Nibe Industrier AB, Class B*	159,489	3,840,305

Saab AB, Class B* (b)	36,759	843,275

Sandvik AB*	489,529	8,725,899

Securitas AB, Class B*	144,104	2,034,163

Skandinaviska Enskilda Banken AB, Class A*	719,809	6,176,858

Skanska AB, Class B	179,250	3,361,937

SKF AB, Class A	7,033	144,244

SKF AB, Class B	167,706	3,433,106

SSAB AB, Class A*	105,395	305,847

SSAB AB, Class B*	279,788	754,785

Svenska Cellulosa AB SCA, Class A*	12,983	179,610

Svenska Cellulosa AB SCA, Class B* (b)	268,745	3,635,186

Svenska Handelsbanken AB, Class A*	688,558	5,579,169

Svenska Handelsbanken AB, Class B* (b)	15,580	150,403

Swedbank AB, Class A*	416,022	6,513,078

Swedish Match AB	72,718	5,467,129

Swedish Orphan Biovitrum AB*	85,794	1,479,607

INVESTMENTS	SHARES	VALUE ($)

Sweden — continued

Tele2 AB, Class B	223,793	2,641,195

Telefonaktiebolaget LM Ericsson, Class A	26,621	317,900

Telefonaktiebolaget LM Ericsson, Class B	1,186,890	13,251,051

Telia Co. AB (b)	1,100,016	4,208,829

Trelleborg AB, Class B*	109,141	1,816,082

Volvo AB, Class A* (b)	97,329	1,889,496

Volvo AB, Class B*	708,666	13,774,480

		211,020,052

Switzerland — 16.4%

ABB Ltd. (Registered)	855,353	20,755,160

Adecco Group AG (Registered)	73,140	3,586,344

Alcon, Inc.*	219,119	12,457,609

Baloise Holding AG (Registered)	21,875	2,991,524

Barry Callebaut AG (Registered)	1,176	2,428,019

Chocoladefabriken Lindt & Spruengli AG	470	3,726,381

Chocoladefabriken Lindt & Spruengli AG (Registered)	62	5,360,172

Cie Financiere Richemont SA (Registered)	233,919	14,620,827

Coca-Cola HBC AG	90,095	2,046,529

Credit Suisse Group AG (Registered)	1,042,415	9,831,411

EMS-Chemie Holding AG (Registered)	3,080	2,709,102

Geberit AG (Registered)	16,703	9,506,841

Givaudan SA (Registered)	3,598	14,672,428

Julius Baer Group Ltd.	100,405	4,468,549

Kuehne + Nagel International AG (Registered)	22,692	4,535,296

LafargeHolcim Ltd. (Registered)*	229,169	9,835,854

Lonza Group AG (Registered)	33,392	20,232,554

Mediclinic International plc	217,138	795,094

Nestle SA (Registered)	1,291,521	145,267,614

Novartis AG (Registered)	1,105,985	86,181,213

Partners Group Holding AG	8,331	7,500,452

Roche Holding AG	315,015	101,224,253

Roche Holding AG	12,254	3,948,254

Schindler Holding AG	18,333	4,696,280

Schindler Holding AG (Registered)	8,766	2,253,235

SGS SA (Registered)	2,262	5,650,053

Sika AG (Registered)	63,634	15,654,279

Sonova Holding AG (Registered)*	24,421	5,796,765

STMicroelectronics NV	293,739	8,960,280

Straumann Holding AG (Registered) (b)	5,124	5,348,703

Swatch Group AG (The)	13,011	2,755,352

Swatch Group AG (The) (Registered)	26,264	1,073,556

Swiss Life Holding AG (Registered)*	14,300	4,810,358

Swiss Re AG	126,702	9,092,212

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Switzerland — continued

Swisscom AG (Registered)	11,450	5,823,483

Temenos AG (Registered) (b)	29,461	3,166,222

UBS Group AG (Registered)	1,717,310	19,992,878

Vifor Pharma AG	19,483	2,192,728

Zurich Insurance Group AG	67,460	22,406,547

		608,354,411

United Arab Emirates — 0.0%

NMC Health plc* ‡	23,176	—

United Kingdom — 19.8%

3i Group plc	435,418	5,438,242

Admiral Group plc	114,525	4,079,823

Ashtead Group plc	203,630	7,358,645

ASOS plc*	31,253	1,783,100

Associated British Foods plc	159,644	3,510,851

AstraZeneca plc	587,965	59,034,921

Auto Trader Group plc (a)	434,382	3,265,871

AVEVA Group plc	28,877	1,602,899

Aviva plc	1,764,559	5,885,822

Babcock International Group plc	222,579	627,025

BAE Systems plc	1,446,103	7,433,539

Barclays plc	7,305,621	10,126,138

Barratt Developments plc	456,229	2,851,700

Berkeley Group Holdings plc	56,461	2,968,625

BP plc	9,069,086	23,132,385

British American Tobacco plc	1,026,366	32,531,075

British Land Co. plc (The), REIT	423,863	1,914,130

BT Group plc	3,932,168	5,164,316

Bunzl plc	150,431	4,676,343

Burberry Group plc	181,458	3,186,915

Centrica plc	2,602,692	1,253,452

CNH Industrial NV*	445,386	3,453,379

Coca-Cola European Partners plc	89,524	3,196,902

Compass Group plc	800,350	10,954,989

ConvaTec Group plc (a)	711,572	1,665,743

Croda International plc	59,166	4,624,363

DCC plc	45,455	2,953,756

Derwent London plc, REIT	50,109	1,725,579

Diageo plc	1,049,555	33,919,392

Direct Line Insurance Group plc	616,340	2,106,286

DS Smith plc	615,783	2,258,816

easyJet plc	143,258	939,408

Experian plc	412,567	15,113,938

Fiat Chrysler Automobiles NV*	493,168	6,049,996

G4S plc*	689,199	1,817,365

GlaxoSmithKline plc	2,237,751	37,367,077

INVESTMENTS	SHARES	VALUE ($)

United Kingdom — continued

GVC Holdings plc	259,218	3,247,233

Halma plc	169,418	5,199,032

Hargreaves Lansdown plc	123,375	2,165,986

Hiscox Ltd.	159,381	1,703,499

HSBC Holdings plc	9,251,264	38,768,292

Imperial Brands plc	425,524	6,735,069

Informa plc	673,355	3,653,381

InterContinental Hotels Group plc	84,245	4,280,507

Intertek Group plc	72,143	5,196,521

ITV plc*	1,630,998	1,524,273

J Sainsbury plc	776,610	2,027,129

JD Sports Fashion plc	196,265	1,888,164

Johnson Matthey plc	89,249	2,484,435

Kingfisher plc*	955,477	3,553,407

Land Securities Group plc, REIT	336,745	2,221,853

Legal & General Group plc	2,674,775	6,413,061

Lloyds Banking Group plc	31,456,070	11,453,368

London Stock Exchange Group plc	141,396	15,242,195

M&G plc	1,159,081	2,204,766

Marks & Spencer Group plc	866,070	997,783

Meggitt plc	344,574	1,220,996

Melrose Industries plc*	2,177,816	3,378,379

Micro Focus International plc	161,018	451,824

Mondi plc	217,672	4,125,606

National Grid plc	1,682,253	20,011,225

Natwest Group plc	2,059,607	3,320,822

Next plc	59,687	4,507,954

Ocado Group plc*	271,504	8,006,632

Pearson plc	338,796	2,238,350

Persimmon plc	142,381	4,310,802

Phoenix Group Holdings plc	367,281	3,153,933

Prudential plc	1,159,081	14,176,144

Reckitt Benckiser Group plc	330,200	29,086,835

RELX plc	888,140	17,574,439

Rentokil Initial plc	823,681	5,607,794

Rightmove plc	397,272	3,179,441

Rolls-Royce Holdings plc* (b)	869,316	804,611

Royal Mail plc	444,384	1,308,008

RSA Insurance Group plc	460,166	2,527,046

Sage Group plc (The)	502,005	4,130,459

Schroders plc	55,766	1,889,212

Schroders plc (Non-Voting)	20,521	488,100

Segro plc, REIT	533,940	6,238,932

Severn Trent plc	107,644	3,387,791

Smith & Nephew plc	399,433	6,935,810

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan BetaBuilders Europe ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

United Kingdom — continued

Smiths Group plc	176,022	3,032,860

Spirax-Sarco Engineering plc	32,967	4,819,562

SSE plc	469,038	7,691,986

St James’s Place plc	240,635	2,804,518

Standard Chartered plc	1,188,435	5,430,921

Standard Life Aberdeen plc	1,006,837	2,933,699

Subsea 7 SA*	102,214	678,849

Tate & Lyle plc	209,953	1,618,483

Taylor Wimpey plc	1,633,596	2,238,182

TechnipFMC plc	190,224	1,048,911

Tesco plc	4,354,157	11,588,797

Travis Perkins plc*	112,502	1,545,135

Unilever NV (b)	654,749	36,910,655

Unilever plc	523,395	29,827,692

United Utilities Group plc	305,686	3,417,213

Vodafone Group plc	12,011,355	16,022,770

Weir Group plc (The)	116,807	2,170,012

Whitbread plc	90,235	2,512,391

Wm Morrison Supermarkets plc	1,072,641	2,264,212

WPP plc	551,946	4,408,551

		731,959,304

United States — 0.5%

Carnival plc	80,580	910,962

Ferguson plc	103,926	10,322,032

QIAGEN NV*	101,740	4,830,898

Tenaris SA (b)	212,510	1,014,104

		17,077,996

Total Common Stocks (Cost $4,208,841,814)		3,679,521,522

	NO. OF RIGHTS
Rights — 0.1%

United Kingdom — 0.1%

Rolls-Royce Holdings plc, expiring 11/11/2020* (Cost $5,516,224)	3,023,149	1,527,431

	SHARES
Short-Term Investments — 3.1%

Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	99,108,155	99,118,066

INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	17,023,688	17,023,688

Total Investment of Cash Collateral from Securities Loaned (Cost $116,147,578)		116,141,754

Total Investments — 102.6% (Cost $4,330,505,616)		3,797,190,707

Liabilities in Excess of Other Assets — (2.6)%		(96,185,198)

NET ASSETS — 100.0%		3,701,005,509

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	11.3%

Banks	5.6

Food Products	5.2

Insurance	4.7

Textiles, Apparel & Luxury Goods	4.4

Chemicals	4.0

Oil, Gas & Consumable Fuels	3.6

Electric Utilities	2.8

Personal Products	2.8

Machinery	2.7

Capital Markets	2.6

Semiconductors & Semiconductor Equipment	2.5

Beverages	2.5

Metals & Mining	2.4

Diversified Telecommunication Services	2.4

Electrical Equipment	2.2

Health Care Equipment & Supplies	2.2

Software	1.9

Professional Services	1.9

Automobiles	1.8

Multi-Utilities	1.6

IT Services	1.5

Aerospace & Defense	1.5

Industrial Conglomerates	1.3

Household Products	1.3

Tobacco	1.2

Food & Staples Retailing	1.2

Diversified Financial Services	1.1

Internet & Direct Marketing Retail	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INDUSTRY	PERCENTAGE

Building Products	1.1%

Hotels, Restaurants & Leisure	1.1

Construction & Engineering	1.0

Others (each less than 1.0%)	12.4

Short-Term Investments	3.1

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company

(a)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $109,270,689.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	360	12/2020	EUR	12,406,318	(1,316,187)

FTSE 100 Index	90	12/2020	GBP	6,486,180	(465,907)

					(1,782,094)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan BetaBuilders International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.3%

Australia — 7.5%

Afterpay Ltd.*	31,066	2,115,255

AGL Energy Ltd.	84,296	738,815

Alumina Ltd.	314,392	317,556

AMP Ltd.	470,161	505,937

Ampol Ltd.	34,155	622,786

APA Group	159,612	1,176,714

Aristocrat Leisure Ltd.	86,381	1,739,431

ASX Ltd.	26,190	1,466,500

Aurizon Holdings Ltd.	259,007	686,798

AusNet Services	244,750	344,065

Australia & New Zealand Banking Group Ltd.	383,669	5,091,530

Bendigo & Adelaide Bank Ltd.	72,618	341,613

BHP Group Ltd.	398,507	9,552,859

BHP Group plc	285,714	5,534,954

BlueScope Steel Ltd.	68,765	710,252

Boral Ltd.	139,274	445,998

Brambles Ltd.	203,598	1,373,130

Challenger Ltd.	77,687	262,620

CIMIC Group Ltd. *	9,877	149,279

Coca-Cola Amatil Ltd.	67,938	593,902

Cochlear Ltd.	8,891	1,327,030

Coles Group Ltd.	180,450	2,254,232

Commonwealth Bank of Australia	239,472	11,626,736

Computershare Ltd.	68,778	587,770

Crown Resorts Ltd.	47,945	279,131

CSL Ltd.	61,426	12,436,145

Deterra Royalties Ltd. *	56,310	155,551

Dexus, REIT	147,615	893,078

Domino’s Pizza Enterprises Ltd.	8,610	512,826

Evolution Mining Ltd.	233,186	914,190

Fortescue Metals Group Ltd.	224,916	2,751,507

Glencore plc*	1,479,884	2,985,277

Goodman Group, REIT	225,081	2,913,258

GPT Group (The), REIT	266,497	754,786

Harvey Norman Holdings Ltd.	90,380	282,731

Iluka Resources Ltd.	56,310	204,051

Incitec Pivot Ltd.	261,781	353,203

Insurance Australia Group Ltd.	312,632	1,049,418

LendLease Corp. Ltd.	93,107	783,228

Macquarie Group Ltd.	45,970	4,098,684

Magellan Financial Group Ltd.	19,233	745,443

Medibank Pvt Ltd.	376,786	707,293

Mirvac Group, REIT	533,920	791,788

National Australia Bank Ltd.	445,073	5,822,883

Newcrest Mining Ltd.	110,579	2,293,131

INVESTMENTS	SHARES	VALUE ($)

Australia — continued

Orica Ltd.	55,496	595,737

Origin Energy Ltd.	240,956	677,811

Qantas Airways Ltd.	124,127	365,174

QBE Insurance Group Ltd.	198,751	1,149,314

Ramsay Health Care Ltd.	25,079	1,098,819

REA Group Ltd.	6,770	563,007

Reece Ltd. (a)	38,450	371,461

Rio Tinto Ltd.	50,218	3,266,875

Rio Tinto plc	146,090	8,263,059

Santos Ltd.	239,523	796,267

Scentre Group, REIT	702,140	1,036,162

SEEK Ltd.	48,189	729,368

Seven Group Holdings Ltd.	17,954	245,160

Sonic Healthcare Ltd.	64,362	1,576,421

South32 Ltd.	655,588	935,512

Stockland, REIT	322,549	872,199

Suncorp Group Ltd.	172,521	996,359

Sydney Airport	180,920	693,662

Tabcorp Holdings Ltd.	303,327	700,875

Telstra Corp. Ltd.	563,113	1,060,447

TPG Telecom Ltd.*	50,305	253,908

Transurban Group	370,105	3,504,776

Treasury Wine Estates Ltd.	98,608	635,710

Vicinity Centres, REIT	520,843	442,616

Washington H Soul Pattinson & Co. Ltd. (a)	16,839	299,860

Wesfarmers Ltd.	153,382	4,964,919

Westpac Banking Corp.	488,579	6,183,879

WiseTech Global Ltd.	21,022	428,753

Woodside Petroleum Ltd.	129,103	1,592,388

Woolworths Group Ltd.	170,868	4,596,401

Worley Ltd. (a)	43,048	286,967

		140,477,230

Austria — 0.2%

ANDRITZ AG	9,792	330,251

BAWAG Group AG (b)	9,589	352,158

Erste Group Bank AG	40,119	824,665

EVN AG	4,896	78,197

IMMOFINANZ AG*	13,009	174,453

Oesterreichische Post AG (a)	4,284	136,051

OMV AG	19,709	455,601

Raiffeisen Bank International AG*	18,362	265,117

Strabag SE*	2,040	59,182

Telekom Austria AG	19,178	129,100

UNIQA Insurance Group AG	15,302	86,189

Verbund AG	9,384	541,213

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Austria — continued

Vienna Insurance Group AG Wiener Versicherung Gruppe	4,848	98,357

voestalpine AG	15,302	425,501

		3,956,035

Belgium — 0.9%

Ackermans & van Haaren NV	3,059	376,543

Ageas SA	25,094	1,010,511

Anheuser-Busch InBev SA/NV	114,529	5,924,150

Elia Group SA/NV	4,506	435,825

Etablissements Franz Colruyt NV	8,590	508,421

Galapagos NV*	6,444	753,221

Groupe Bruxelles Lambert SA	15,935	1,306,802

KBC Group NV	45,689	2,257,348

Proximus SADP	21,268	413,454

Sofina SA	2,164	562,421

Solvay SA	9,883	802,997

Telenet Group Holding NV	6,463	248,570

UCB SA	17,104	1,689,389

Umicore SA	27,134	1,046,052

		17,335,704

Brazil — 0.0% (c)

Yara International ASA	23,214	812,385

Cambodia — 0.0% (c)

NagaCorp Ltd.	306,000	316,510

Chile — 0.0% (c)

Antofagasta plc	46,312	617,533

China — 0.5%

China Evergrande New Energy Vehicle Group Ltd.*(a)	292,500	813,721

Chow Tai Fook Jewellery Group Ltd.	297,400	380,093

ESR Cayman Ltd.* (b)	136,000	410,778

Prosus NV*	57,143	5,704,928

Wilmar International Ltd.	385,100	1,140,107

		8,449,627

Colombia — 0.0% (c)

Millicom International Cellular SA, SDR	13,642	400,655

Denmark — 2.4%

Ambu A/S, Class B	22,697	688,409

AP Moller — Maersk A/S, Class A	430	635,822

AP Moller — Maersk A/S, Class B	855	1,370,253

Carlsberg A/S, Class B	13,780	1,744,836

Chr Hansen Holding A/S	13,913	1,403,958

Coloplast A/S, Class B	16,072	2,350,419

INVESTMENTS	SHARES	VALUE ($)

Denmark — continued

Danske Bank A/S*	92,141	1,228,016

Demant A/S*	14,000	442,026

DSV Panalpina A/S	27,691	4,492,629

Genmab A/S*	8,788	2,935,412

GN Store Nord A/S	19,245	1,385,583

H Lundbeck A/S	8,364	235,793

Novo Nordisk A/S, Class B	225,583	14,384,449

Novozymes A/S, Class B	28,482	1,712,942

Orsted A/S (b)	24,298	3,856,433

Pandora A/S	13,528	1,073,169

Rockwool International A/S, Class A	816	285,357

Rockwool International A/S, Class B	975	381,632

Tryg A/S	16,322	452,980

Vestas Wind Systems A/S	26,906	4,616,102

		45,676,220

Finland — 1.4%

Elisa OYJ	20,247	995,518

Fortum OYJ	58,885	1,106,840

Huhtamaki OYJ	12,854	627,886

Kesko OYJ, Class A (a)	12,708	311,663

Kesko OYJ, Class B	37,154	953,393

Kone OYJ, Class B	54,082	4,305,637

Konecranes OYJ	8,772	276,010

Neles OYJ	17,546	234,966

Neste OYJ	58,271	3,039,039

Nokia OYJ*	761,813	2,568,224

Nokian Renkaat OYJ (a)	17,367	533,652

Nordea Bank Abp	436,936	3,279,322

Orion OYJ, Class A (a)	4,148	178,746

Orion OYJ, Class B	14,404	616,486

Sampo OYJ, Class A	68,218	2,574,308

Stora Enso OYJ, Class R	82,842	1,208,909

UPM-Kymmene OYJ	71,987	2,034,279

Wartsila OYJ Abp	65,286	518,816

		25,363,694

France — 9.6%

Adevinta ASA*	31,504	486,751

Aeroports de Paris (a)	3,615	353,755

Air Liquide SA (a)	63,720	9,318,306

Airbus SE*	82,732	6,053,177

Alstom SA*	25,777	1,151,701

Amundi SA* (b)	8,161	535,297

Arkema SA	9,002	881,654

Atos SE*	13,139	897,602

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan BetaBuilders International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

France — continued

AXA SA	282,289	4,533,364

BioMerieux	5,605	834,580

BNP Paribas SA*	154,880	5,401,406

Bollore SA	123,765	443,635

Bouygues SA	30,322	994,362

Bureau Veritas SA*	39,171	858,955

Capgemini SE	21,795	2,516,622

Carrefour SA	78,409	1,218,625

Casino Guichard Perrachon SA* (a)	6,936	156,249

Cie de Saint-Gobain*	73,905	2,878,860

Cie Generale des Etablissements Michelin SCA	24,360	2,630,906

Covivio, REIT	6,588	392,319

Credit Agricole SA*	171,702	1,358,256

Danone SA	92,673	5,140,130

Dassault Aviation SA*	317	265,220

Dassault Systemes SE	18,496	3,153,761

Edenred	33,273	1,550,987

Eiffage SA*	11,177	811,198

Electricite de France SA	54,580	633,514

Engie SA*	240,489	2,908,607

EssilorLuxottica SA*	40,248	4,968,975

Faurecia SE*	9,996	379,108

Gecina SA, REIT	7,315	908,106

Getlink SE*	59,438	799,455

Hermes International	4,712	4,387,346

ICADE, REIT (a)	4,200	212,397

Iliad SA	2,064	399,037

Ipsen SA	5,431	494,655

JCDecaux SA*	10,447	161,243

Kering SA	10,066	6,083,046

Klepierre SA, REIT (a)	27,950	354,129

Legrand SA	35,820	2,651,372

L’Oreal SA	32,493	10,501,267

LVMH Moet Hennessy Louis Vuitton SE	36,437	17,079,759

Orange SA	275,895	3,098,197

Pernod Ricard SA	27,278	4,394,553

Peugeot SA*	86,905	1,561,179

Publicis Groupe SA	30,241	1,050,641

Safran SA*	44,432	4,686,685

Sanofi	155,090	14,003,603

Sartorius Stedim Biotech	3,264	1,237,742

Schneider Electric SE	72,876	8,854,909

SEB SA	3,513	570,909

Societe Generale SA*	106,651	1,449,164

Sodexo SA	11,369	730,301

INVESTMENTS	SHARES	VALUE ($)

France — continued

Suez SA	54,812	1,003,463

Teleperformance	7,924	2,378,651

Thales SA	14,320	933,096

TOTAL SE	340,962	10,330,032

Ubisoft Entertainment SA*	10,661	941,723

Unibail-Rodamco-Westfield, REIT	18,825	762,053

Valeo SA	32,501	983,202

Veolia Environnement SA	71,503	1,330,860

Vinci SA	68,760	5,431,018

Vivendi SA	116,899	3,374,115

Worldline SA* (b)	30,873	2,286,655

		179,132,445

Germany — 8.1%

1&1 Drillisch AG	5,979	125,930

adidas AG*	24,942	7,410,396

Allianz SE (Registered)	56,433	9,940,934

Aroundtown SA*	162,114	777,606

BASF SE	124,249	6,803,651

Bayer AG (Registered)	132,900	6,245,043

Bayerische Motoren Werke AG	43,162	2,949,638

Bayerische Motoren Werke AG (Preference)	7,777	402,098

Beiersdorf AG	13,295	1,392,111

Brenntag AG	20,899	1,335,789

Continental AG	14,610	1,552,326

Covestro AG(b)	24,120	1,151,151

Daimler AG (Registered)	112,885	5,834,856

Delivery Hero SE* (b)	19,356	2,221,957

Deutsche Bank AG (Registered)*	279,587	2,583,702

Deutsche Boerse AG	25,702	3,787,281

Deutsche Lufthansa AG (Registered)* (a)	40,430	345,882

Deutsche Post AG (Registered)	131,365	5,824,459

Deutsche Telekom AG (Registered)	437,999	6,657,036

Deutsche Wohnen SE	48,660	2,456,014

E.ON SE	303,712	3,162,910

Evonik Industries AG	25,846	622,291

Fraport AG Frankfurt Airport Services Worldwide* (a)	5,057	182,904

Fresenius Medical Care AG & Co. KGaA	28,669	2,189,227

Fresenius SE & Co. KGaA	55,400	2,054,977

GEA Group AG	22,442	747,402

Hannover Rueck SE	8,156	1,185,245

HeidelbergCement AG	19,862	1,135,976

Henkel AG & Co. KGaA	13,355	1,207,344

Henkel AG & Co. KGaA (Preference)	24,101	2,345,282

HOCHTIEF AG	3,090	227,318

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Germany — 8.1%

Infineon Technologies AG	176,662	4,918,479

KION Group AG	8,772	683,522

LANXESS AG	11,831	600,042

Merck KGaA	17,482	2,589,630

MTU Aero Engines AG	7,183	1,227,728

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	18,953	4,442,152

Porsche Automobil Holding SE (Preference)	20,713	1,109,644

Puma SE*	12,651	1,107,509

RWE AG	91,477	3,385,361

SAP SE	147,906	15,779,299

Sartorius AG (Preference)	4,609	1,950,899

Siemens AG (Registered)	109,237	12,815,257

Symrise AG	17,342	2,138,450

Talanx AG	7,270	214,328

Telefonica Deutschland Holding AG	124,044	312,872

thyssenkrupp AG* (a)	54,882	261,966

TUI AG (a)	59,166	232,255

Uniper SE	13,366	399,234

United Internet AG (Registered)	15,485	543,037

Volkswagen AG	3,992	621,005

Volkswagen AG (Preference)	24,827	3,616,404

Vonovia SE	76,498	4,885,431

Zalando SE* (b)	22,357	2,081,982

		150,775,222

Hong Kong — 2.8%

AIA Group Ltd.	1,635,400	15,564,390

ASM Pacific Technology Ltd.	41,500	418,499

Bank of East Asia Ltd. (The)	214,200	386,420

Cathay Pacific Airways Ltd.*	131,636	89,447

CK Asset Holdings Ltd.	329,500	1,530,030

CK Infrastructure Holdings Ltd.	82,500	389,175

CLP Holdings Ltd.	218,500	2,013,379

Dairy Farm International Holdings Ltd.	40,300	151,803

Guoco Group Ltd.	11,000	134,998

Hang Lung Group Ltd.	117,000	259,718

Hang Lung Properties Ltd.	249,000	606,188

Hang Seng Bank Ltd.	98,300	1,514,414

Henderson Land Development Co. Ltd.	184,000	649,903

HK Electric Investments & HK Electric Investments Ltd. (b)	306,000	311,516

HKT Trust & HKT Ltd.	489,000	632,408

Hong Kong & China Gas Co. Ltd.	1,442,000	2,080,522

Hong Kong Exchanges & Clearing Ltd.	161,200	7,724,497

INVESTMENTS	SHARES	VALUE ($)

Hong Kong — continued

Hysan Development Co. Ltd.	83,000	264,612

Jardine Matheson Holdings Ltd.	35,900	1,591,291

Jardine Strategic Holdings Ltd.	23,900	517,487

Kerry Properties Ltd.	83,500	204,870

Link, REIT	279,800	2,135,394

MTR Corp. Ltd.	210,000	1,040,606

New World Development Co. Ltd.	193,000	921,457

NWS Holdings Ltd.	204,000	179,070

PCCW Ltd.	612,000	368,201

Power Assets Holdings Ltd.	185,000	952,693

Sino Land Co. Ltd.	410,000	485,882

Sun Hung Kai Properties Ltd.	207,500	2,670,902

Swire Pacific Ltd., Class A	67,500	307,813

Swire Pacific Ltd., Class B	117,500	95,684

Swire Properties Ltd.	142,000	381,055

Techtronic Industries Co. Ltd.	232,500	3,131,622

WH Group Ltd. (b)	1,276,000	1,005,012

Wharf Holdings Ltd. (The)	208,000	430,580

Wharf Real Estate Investment Co. Ltd.	234,000	900,615

		52,042,153

Ireland — 0.7%

CRH plc	106,940	3,742,020

Flutter Entertainment plc	18,164	3,175,221

Kerry Group plc, Class A	20,678	2,475,197

Kingspan Group plc	20,865	1,818,887

Smurfit Kappa Group plc	31,969	1,204,564

		12,415,889

Israel — 0.4%

Azrieli Group Ltd.	5,100	239,373

Bank Hapoalim BM*	152,912	892,596

Bank Leumi Le-Israel BM	198,342	934,793

Bezeq The Israeli Telecommunication Corp. Ltd.*	275,426	310,559

Elbit Systems Ltd.	3,394	382,448

ICL Group Ltd.	93,034	337,514

Israel Discount Bank Ltd., Class A	157,300	440,292

Mizrahi Tefahot Bank Ltd.	17,954	350,107

Nice Ltd.*	8,420	1,914,953

Teva Pharmaceutical Industries Ltd.*	147,365	1,275,554

		7,078,189

Italy — 2.0%

A2A SpA	210,956	267,912

Amplifon SpA*	11,220	407,934

Assicurazioni Generali SpA	166,298	2,230,761

Atlantia SpA*	68,084	1,045,127

Banca Mediolanum SpA	34,072	232,784

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan BetaBuilders International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Italy — continued

Banco BPM SpA (a)	204,224	369,951

Buzzi Unicem SpA	5,508	78,106

Buzzi Unicem SpA (a)	9,384	203,049

Davide Campari-Milano NV	56,310	588,516

DiaSorin SpA	2,643	580,214

Enel SpA	1,044,212	8,302,013

Eni SpA	344,136	2,410,689

Ferrari NV	17,315	3,088,856

FinecoBank Banca Fineco SpA*	82,018	1,126,097

Freni Brembo SpA*	21,014	218,338

Hera SpA	106,498	334,524

Infrastrutture Wireless Italiane SpA (b)	44,164	477,043

Intesa Sanpaolo SpA*	2,368,252	3,931,547

Leonardo SpA (a)	54,678	260,712

Mediaset SpA*	47,740	81,172

Mediobanca Banca di Credito Finanziario SpA	98,945	702,482

Moncler SpA*	26,869	1,075,075

Nexi SpA* (b)	48,407	745,182

Pirelli & C SpA* (a) (b)	58,350	243,290

Poste Italiane SpA (b)	61,818	504,662

Prysmian SpA	36,316	988,246

Recordati Industria Chimica e Farmaceutica SpA	13,539	701,924

Saipem SpA (a)	77,732	136,954

Salvatore Ferragamo SpA*	8,772	113,157

Snam SpA	286,428	1,396,647

Telecom Italia SpA	812,612	295,797

Telecom Italia SpA	1,563,043	530,925

Terna Rete Elettrica Nazionale SpA	189,474	1,279,288

UniCredit SpA*	285,815	2,140,580

UnipolSai Assicurazioni SpA	61,247	142,245

		37,231,799

Japan — 28.1%

ABC-Mart, Inc.	4,200	213,043

Acom Co. Ltd.	61,200	275,034

Advance Residence Investment Corp., REIT	191	557,701

Advantest Corp.	26,700	1,546,543

Aeon Co. Ltd.	118,000	3,014,687

AEON Financial Service Co. Ltd.	15,300	156,700

Aeon Mall Co. Ltd.	13,600	212,152

AGC, Inc.	30,700	958,637

Air Water, Inc.	31,000	442,922

Aisin Seiki Co. Ltd.	24,600	745,333

Ajinomoto Co., Inc.	74,400	1,494,753

INVESTMENTS	SHARES	VALUE ($)

Japan — continued

Alfresa Holdings Corp.	28,100	514,509

Alps Alpine Co. Ltd.	27,500	396,752

Amada Co. Ltd.	48,400	421,257

ANA Holdings, Inc.	15,600	340,249

Aozora Bank Ltd.	16,000	262,865

Asahi Group Holdings Ltd.	62,100	1,921,817

Asahi Intecc Co. Ltd.	30,600	948,238

Asahi Kasei Corp.	188,500	1,633,461

Asics Corp.	25,500	318,584

Astellas Pharma, Inc.	251,800	3,452,918

Bandai Namco Holdings, Inc.	29,900	2,234,570

Bank of Kyoto Ltd. (The)	10,100	446,062

Benesse Holdings, Inc.	10,900	256,976

Bridgestone Corp.	83,000	2,705,386

Brother Industries Ltd.	35,500	548,553

Calbee, Inc.	15,900	487,758

Canon Marketing Japan, Inc.	7,400	157,643

Canon, Inc.	144,300	2,511,715

Casio Computer Co. Ltd.	31,100	472,476

Central Japan Railway Co.	27,800	3,361,550

Chiba Bank Ltd. (The)	102,000	526,860

Chubu Electric Power Co., Inc.	97,400	1,091,056

Chugai Pharmaceutical Co. Ltd.	86,300	3,331,180

Chugoku Bank Ltd. (The)	26,100	226,109

Chugoku Electric Power Co., Inc. (The)	44,100	554,067

Coca-Cola Bottlers Japan Holdings, Inc.	20,400	287,965

Concordia Financial Group Ltd.	163,200	538,732

Cosmos Pharmaceutical Corp.	2,900	492,534

Credit Saison Co. Ltd.	21,100	228,086

CyberAgent, Inc.	13,900	874,287

Dai Nippon Printing Co. Ltd.	38,200	711,644

Daicel Corp.	40,800	291,175

Daifuku Co. Ltd.	17,200	1,773,627

Dai-ichi Life Holdings, Inc.	154,100	2,301,549

Daiichi Sankyo Co. Ltd.	247,500	6,532,431

Daikin Industries Ltd.	39,700	7,429,190

Daito Trust Construction Co. Ltd.	9,400	855,073

Daiwa House Industry Co. Ltd.	90,300	2,372,611

Daiwa House REIT Investment Corp., REIT	270	624,581

Daiwa Securities Group, Inc.	204,600	829,002

DeNA Co. Ltd.	11,500	196,214

Denso Corp.	70,200	3,271,081

Dentsu Group, Inc.	32,800	945,559

DIC Corp.	11,300	275,108

Disco Corp.	4,000	1,079,633

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Japan — continued

East Japan Railway Co.	51,000	2,666,966

Eisai Co. Ltd.	40,100	3,117,918

Electric Power Development Co. Ltd.	23,500	317,594

ENEOS Holdings, Inc.	437,100	1,474,901

Ezaki Glico Co. Ltd.	7,800	323,509

FANUC Corp.	25,600	5,407,356

Fast Retailing Co. Ltd.	8,800	6,138,368

Fuji Electric Co. Ltd.	20,400	618,589

Fuji Media Holdings, Inc.	6,800	65,399

FUJIFILM Holdings Corp.	54,400	2,773,996

Fujitsu Ltd.	25,200	2,981,529

Fukuoka Financial Group, Inc.	25,600	428,220

GLP J-REIT, REIT	533	821,698

GMO Payment Gateway, Inc.	5,800	710,665

Hachijuni Bank Ltd. (The)	69,100	255,191

Hakuhodo DY Holdings, Inc.	40,800	519,840

Hamamatsu Photonics KK	20,100	1,011,427

Hankyu Hanshin Holdings, Inc.	34,500	1,053,401

Harmonic Drive Systems, Inc.	5,400	357,683

Haseko Corp.	33,800	405,233

Hikari Tsushin, Inc.	2,700	633,271

Hino Motors Ltd.	38,900	298,041

Hirose Electric Co. Ltd.	4,400	614,172

Hisamitsu Pharmaceutical Co., Inc.	11,600	554,877

Hitachi Capital Corp.	6,800	143,814

Hitachi Construction Machinery Co. Ltd.	14,300	352,674

Hitachi Ltd.	130,800	4,408,522

Hitachi Metals Ltd.	26,900	356,728

Honda Motor Co. Ltd.	232,700	5,504,040

Hoshizaki Corp.	8,100	646,860

Hoya Corp.	50,700	5,721,847

Hulic Co. Ltd.	67,600	626,172

Ibiden Co. Ltd.	18,100	738,000

Idemitsu Kosan Co. Ltd.	33,500	677,503

IHI Corp.	21,100	255,536

Iida Group Holdings Co. Ltd.	25,000	452,303

Inpex Corp.	147,500	699,504

Isetan Mitsukoshi Holdings Ltd.	54,800	266,884

Isuzu Motors Ltd.	84,400	684,779

ITOCHU Corp.	190,700	4,580,332

Itochu Techno-Solutions Corp.	13,100	444,449

Iyo Bank Ltd. (The)	44,000	276,140

Izumi Co. Ltd.	6,300	213,657

J Front Retailing Co. Ltd.	37,400	284,996

Japan Airlines Co. Ltd.	15,100	263,734

INVESTMENTS	SHARES	VALUE ($)

Japan — continued

Japan Airport Terminal Co. Ltd.	9,900	429,969

Japan Exchange Group, Inc.	72,600	1,772,401

Japan Post Holdings Co. Ltd.	200,900	1,378,465

Japan Prime Realty Investment Corp., REIT	130	351,333

Japan Real Estate Investment Corp., REIT	188	921,333

Japan Retail Fund Investment Corp., REIT	353	508,817

Japan Tobacco, Inc.	148,700	2,799,601

JFE Holdings, Inc.	79,300	557,175

JGC Holdings Corp.	35,900	295,183

JSR Corp.	29,000	655,459

JTEKT Corp.	34,500	274,922

Kajima Corp.	68,000	726,610

Kakaku.com, Inc.	17,600	465,123

Kamigumi Co. Ltd.	15,100	270,153

Kaneka Corp.	9,300	260,253

Kansai Electric Power Co., Inc. (The)	112,200	1,021,063

Kansai Paint Co. Ltd.	35,100	904,952

Kao Corp.	65,200	4,642,156

Kawasaki Heavy Industries Ltd.	22,600	270,006

KDDI Corp.	221,300	5,987,270

Keihan Holdings Co. Ltd.	14,600	554,657

Keikyu Corp.	37,300	521,617

Keio Corp.	16,600	964,746

Keisei Electric Railway Co. Ltd.	23,300	651,798

Kewpie Corp.	16,800	343,828

Keyence Corp.	25,300	11,481,709

Kikkoman Corp.	26,200	1,304,764

Kinden Corp.	18,600	291,645

Kintetsu Group Holdings Co. Ltd.	25,600	1,022,860

Kirin Holdings Co. Ltd.	117,500	2,118,333

Kobayashi Pharmaceutical Co. Ltd.	7,600	740,587

Kobe Bussan Co. Ltd.	16,400	461,415

Koito Manufacturing Co. Ltd.	17,400	839,094

Komatsu Ltd.	131,500	2,964,730

Konami Holdings Corp.	13,700	536,195

Konica Minolta, Inc.	68,100	173,503

Kose Corp.	4,600	586,388

K’s Holdings Corp.	26,400	337,151

Kubota Corp.	156,900	2,726,619

Kuraray Co. Ltd.	47,800	442,101

Kurita Water Industries Ltd.	14,500	431,429

Kyocera Corp.	47,400	2,610,436

Kyowa Kirin Co. Ltd.	34,400	854,269

Kyushu Electric Power Co., Inc.	64,500	540,732

Kyushu Financial Group, Inc.	61,200	286,266

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan BetaBuilders International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Japan — continued

Kyushu Railway Co.	21,400	455,197

Lawson, Inc.	6,800	312,430

LINE Corp.*	7,600	389,980

Lion Corp.	40,700	829,930

LIXIL Group Corp.	39,900	866,398

M3, Inc.	57,900	3,910,319

Mabuchi Motor Co. Ltd.	7,800	321,584

Makita Corp.	37,900	1,675,316

Marubeni Corp.	223,300	1,165,896

Marui Group Co. Ltd.	30,200	545,772

Maruichi Steel Tube Ltd.	10,500	240,886

Matsui Securities Co. Ltd.	15,700	125,671

Matsumotokiyoshi Holdings Co. Ltd.	12,900	476,221

Mazda Motor Corp.	81,600	428,468

McDonald’s Holdings Co. Japan Ltd.	9,100	431,535

Mebuki Financial Group, Inc.	159,500	320,466

Medipal Holdings Corp.	28,400	506,255

MEIJI Holdings Co. Ltd.	19,600	1,420,011

Mercari, Inc.*	13,700	575,980

MINEBEA MITSUMI, Inc.	57,800	1,043,947

MISUMI Group, Inc.	38,400	1,140,464

Mitsubishi Chemical Holdings Corp.	193,000	1,086,235

Mitsubishi Corp.	190,800	4,257,010

Mitsubishi Electric Corp.	290,400	3,740,028

Mitsubishi Estate Co. Ltd.	188,200	2,807,168

Mitsubishi Gas Chemical Co., Inc.	27,700	504,954

Mitsubishi Heavy Industries Ltd.	45,700	981,875

Mitsubishi Logistics Corp.	10,900	286,858

Mitsubishi Materials Corp.	18,200	333,956

Mitsubishi Motors Corp.	94,500	173,315

Mitsubishi UFJ Financial Group, Inc.	1,745,400	6,880,200

Mitsubishi UFJ Lease & Finance Co. Ltd.	74,300	314,809

Mitsui & Co. Ltd.	220,700	3,456,933

Mitsui Chemicals, Inc.	27,600	706,901

Mitsui Fudosan Co. Ltd.	132,600	2,257,856

Mitsui OSK Lines Ltd.	16,400	370,222

Mizuho Financial Group, Inc.	343,500	4,229,181

MonotaRO Co. Ltd.	16,600	918,175

MS&AD Insurance Group Holdings, Inc.	65,000	1,778,741

Murata Manufacturing Co. Ltd.	86,800	6,087,168

Nabtesco Corp.	17,000	635,090

Nagoya Railroad Co. Ltd.	26,300	701,033

Nankai Electric Railway Co. Ltd.	15,400	351,655

NEC Corp.	36,900	1,858,660

Nexon Co. Ltd.	61,000	1,700,126

INVESTMENTS	SHARES	VALUE ($)

Japan — continued

NGK Insulators Ltd.	37,100	529,998

NGK Spark Plug Co. Ltd.	23,200	408,017

NH Foods Ltd.	14,000	573,481

Nidec Corp.	74,300	7,504,454

Nihon M&A Center, Inc.	19,800	1,162,688

Nikon Corp.	47,000	286,435

Nintendo Co. Ltd.	16,100	8,705,090

Nippon Building Fund, Inc., REIT	222	1,121,279

Nippon Express Co. Ltd.	11,900	667,347

Nippon Paint Holdings Co. Ltd.	26,800	2,414,143

Nippon Prologis REIT, Inc., REIT	334	1,099,341

Nippon Sanso Holdings Corp.	28,200	413,458

Nippon Shinyaku Co. Ltd.	8,300	593,086

Nippon Shokubai Co. Ltd.	4,700	230,152

Nippon Steel Corp.*	129,300	1,254,098

Nippon Telegraph & Telephone Corp.	174,200	3,664,445

Nippon Television Holdings, Inc.	6,800	71,757

Nippon Yusen KK	23,000	424,524

Nissan Chemical Corp.	19,800	1,050,799

Nissan Motor Co. Ltd.	325,400	1,152,090

Nisshin Seifun Group, Inc.	35,500	534,588

Nissin Foods Holdings Co. Ltd.	11,500	995,779

Nitori Holdings Co. Ltd.	11,800	2,425,569

Nitto Denko Corp.	21,600	1,517,525

NOK Corp.	16,900	192,728

Nomura Holdings, Inc.	411,100	1,841,086

Nomura Real Estate Holdings, Inc.	16,200	282,956

Nomura Real Estate Master Fund, Inc., REIT	642	766,646

Nomura Research Institute Ltd.	53,000	1,562,308

NSK Ltd.	65,900	527,600

NTT Data Corp.	87,600	988,672

NTT DOCOMO, Inc.	144,100	5,365,592

Obayashi Corp.	97,600	816,750

Obic Co. Ltd.	9,000	1,593,387

Odakyu Electric Railway Co. Ltd.	46,800	1,129,402

Oji Holdings Corp.	139,100	586,226

Olympus Corp.	174,400	3,338,728

Omron Corp.	27,800	2,007,328

Ono Pharmaceutical Co. Ltd.	67,100	1,914,042

Oracle Corp.	4,500	449,730

Orient Corp.	81,600	90,551

Oriental Land Co. Ltd.	30,400	4,255,333

ORIX Corp.	177,800	2,079,413

Orix JREIT, Inc., REIT	380	534,056

Osaka Gas Co. Ltd.	56,400	1,071,049

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Japan — continued

Otsuka Corp.	15,000	689,275

Otsuka Holdings Co. Ltd.	75,500	2,796,260

Pan Pacific International Holdings Corp.	81,500	1,729,303

Panasonic Corp.	315,400	2,913,517

Park24 Co. Ltd.*	15,900	214,775

PeptiDream, Inc.*	13,400	619,255

Persol Holdings Co. Ltd.	25,400	384,714

Pigeon Corp.	16,500	759,851

Pola Orbis Holdings, Inc.	11,600	228,742

Rakuten, Inc.	110,900	1,078,967

Recruit Holdings Co. Ltd.	229,400	8,728,825

Renesas Electronics Corp.*	135,100	1,115,204

Resona Holdings, Inc.	296,000	975,905

Ricoh Co. Ltd.	92,800	609,438

Rinnai Corp.	5,300	522,243

Rohm Co. Ltd.	11,900	914,954

Ryohin Keikaku Co. Ltd.	35,800	751,418

Sankyo Co. Ltd.	6,300	160,569

Santen Pharmaceutical Co. Ltd.	54,200	965,627

SBI Holdings, Inc.	32,100	739,945

SCSK Corp.	6,800	338,106

Secom Co. Ltd.	28,900	2,441,440

Sega Sammy Holdings, Inc.	24,000	300,758

Seibu Holdings, Inc.	35,900	358,925

Seiko Epson Corp.	43,500	505,196

Sekisui Chemical Co. Ltd.	61,200	954,005

Sekisui House Ltd.	87,400	1,452,004

Seria Co. Ltd.	6,300	242,734

Seven & i Holdings Co. Ltd.	107,900	3,279,586

Seven Bank Ltd.	100,200	229,953

SG Holdings Co. Ltd.	68,600	1,654,662

Sharp Corp.	27,700	320,312

Shikoku Electric Power Co., Inc.	27,600	198,374

Shimadzu Corp.	37,300	1,066,532

Shimamura Co. Ltd.	3,300	351,815

Shimano, Inc.	11,600	2,653,101

Shimizu Corp.	95,000	659,619

Shin-Etsu Chemical Co. Ltd.	53,600	7,159,183

Shinsei Bank Ltd.	22,100	265,897

Shionogi & Co. Ltd.	38,000	1,792,458

Shiseido Co. Ltd.	54,200	3,355,361

Shizuoka Bank Ltd. (The)	77,700	522,591

Showa Denko KK	20,400	346,875

SMC Corp.	8,600	4,574,389

SoftBank Corp.	213,800	2,488,092

INVESTMENTS	SHARES	VALUE ($)

Japan — continued

SoftBank Group Corp.	223,300	14,544,380

Sohgo Security Services Co. Ltd.	11,800	549,819

Sojitz Corp.	148,900	327,644

Sompo Holdings, Inc.	50,400	1,881,728

Sony Corp.	170,500	14,213,985

Square Enix Holdings Co. Ltd.	12,200	708,854

Stanley Electric Co. Ltd.	20,900	595,228

Subaru Corp.	83,200	1,526,968

SUMCO Corp.	34,300	523,139

Sumitomo Chemical Co. Ltd.	224,400	734,054

Sumitomo Corp.	160,800	1,759,245

Sumitomo Dainippon Pharma Co. Ltd.	25,800	302,402

Sumitomo Electric Industries Ltd.	108,000	1,192,329

Sumitomo Heavy Industries Ltd.	17,100	366,509

Sumitomo Metal Mining Co. Ltd.	37,000	1,150,099

Sumitomo Mitsui Financial Group, Inc.	185,800	5,143,298

Sumitomo Mitsui Trust Holdings, Inc.	50,400	1,355,127

Sumitomo Realty & Development Co. Ltd.	64,400	1,723,302

Sumitomo Rubber Industries Ltd.	25,100	220,785

Sundrug Co. Ltd.	9,300	345,326

Suntory Beverage & Food Ltd.	17,200	593,189

Suzuken Co. Ltd.	10,800	389,887

Suzuki Motor Corp.	66,400	2,851,727

Sysmex Corp.	22,400	2,104,004

T&D Holdings, Inc.	81,600	815,517

Taiheiyo Cement Corp.	17,200	403,720

Taisei Corp.	28,500	886,861

Taisho Pharmaceutical Holdings Co. Ltd.	7,500	451,263

Takeda Pharmaceutical Co. Ltd.	213,300	6,591,527

TBS Holdings, Inc.	4,600	71,035

TDK Corp.	17,600	2,069,773

Teijin Ltd.	26,500	405,926

Terumo Corp.	97,600	3,592,070

THK Co. Ltd.	16,700	443,300

TIS, Inc.	31,400	600,530

Tobu Railway Co. Ltd.	28,300	803,051

Toho Co. Ltd.	19,300	764,296

Toho Gas Co. Ltd.	13,500	696,894

Tohoku Electric Power Co., Inc.	68,100	600,852

Tokio Marine Holdings, Inc.	95,000	4,245,999

Tokyo Century Corp.	7,200	353,005

Tokyo Electric Power Co. Holdings, Inc.*	109,200	281,777

Tokyo Electron Ltd.	21,300	5,717,152

Tokyo Gas Co. Ltd.	52,200	1,182,828

Tokyo Tatemono Co. Ltd.	27,800	319,733

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan BetaBuilders International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Japan — continued

Tokyu Corp.	77,000	913,579

Tokyu Fudosan Holdings Corp.	81,600	356,577

Toppan Printing Co. Ltd.	47,200	600,214

Toray Industries, Inc.	220,700	998,647

Toshiba Corp.	57,300	1,449,453

Tosoh Corp.	44,100	714,845

TOTO Ltd.	21,700	990,724

Toyo Seikan Group Holdings Ltd.	22,300	208,336

Toyo Suisan Kaisha Ltd.	13,900	691,745

Toyoda Gosei Co. Ltd.	10,100	256,691

Toyota Boshoku Corp.	11,800	171,405

Toyota Industries Corp.	27,700	1,790,068

Toyota Motor Corp.	344,300	22,602,230

Toyota Tsusho Corp.	32,200	898,551

Trend Micro, Inc.	19,000	1,064,287

Tsumura & Co.	9,500	278,838

Tsuruha Holdings, Inc.	4,800	672,120

Ube Industries Ltd.	13,700	235,201

Unicharm Corp.	59,600	2,757,746

United Urban Investment Corp., REIT	425	453,760

USS Co. Ltd.	30,000	548,717

Welcia Holdings Co. Ltd.	14,000	548,259

West Japan Railway Co.	25,800	1,106,748

Workman Co. Ltd.	3,200	283,743

Yakult Honsha Co. Ltd.	21,800	1,054,969

Yamada Holdings Co. Ltd.	105,900	516,347

Yamaha Corp.	22,300	1,057,136

Yamaha Motor Co. Ltd.	42,900	613,385

Yamato Holdings Co. Ltd.	48,900	1,294,406

Yamazaki Baking Co. Ltd.	24,300	399,148

Yaskawa Electric Corp.	36,100	1,403,706

Yokogawa Electric Corp.	32,400	476,324

Yokohama Rubber Co. Ltd. (The)	18,500	265,741

Z Holdings Corp.	358,900	2,502,631

ZOZO, Inc.	13,100	332,320

		525,191,722

Jordan — 0.0% (c)

Hikma Pharmaceuticals plc	21,721	706,226

Luxembourg — 0.2%

ArcelorMittal SA*	93,462	1,267,347

Eurofins Scientific SE*	1,626	1,294,817

RTL Group SA	5,295	201,194

		2,763,358

INVESTMENTS	SHARES	VALUE ($)

Macau — 0.2%

Galaxy Entertainment Group Ltd.	287,000	1,896,656

MGM China Holdings Ltd. (a)	111,200	146,747

Sands China Ltd.	328,400	1,152,554

SJM Holdings Ltd.	286,000	296,956

Wynn Macau Ltd.*	195,600	270,248

		3,763,161

Mexico — 0.0% (c)

Fresnillo plc	24,920	375,856

Netherlands — 4.1%

Adyen NV* (b)	4,083	6,862,478

Aegon NV	189,126	508,752

Akzo Nobel NV	26,103	2,510,803

Altice Europe NV*	32,675	160,652

Argenx SE*	6,358	1,586,587

ASML Holding NV	57,582	20,833,347

EXOR NV	15,323	797,207

GrandVision NV (b)	8,160	226,659

HAL Trust	11,550	1,463,585

Heineken Holding NV	13,636	1,050,818

Heineken NV	31,947	2,827,872

ING Groep NV	527,101	3,610,495

Koninklijke Ahold Delhaize NV	148,903	4,082,291

Koninklijke DSM NV	24,542	3,924,940

Koninklijke KPN NV	477,580	1,289,839

Koninklijke Philips NV*	123,244	5,708,265

Koninklijke Vopak NV	8,974	466,454

NN Group NV	43,324	1,507,716

Randstad NV*	16,830	839,759

Royal Dutch Shell plc, Class A	554,805	6,979,166

Royal Dutch Shell plc, Class B	501,362	6,046,095

Wolters Kluwer NV	36,933	2,990,341

		76,274,121

New Zealand — 0.3%

a2 Milk Co. Ltd. (The)*	101,216	980,092

Auckland International Airport Ltd.	163,189	754,893

Contact Energy Ltd.	96,706	471,470

Fisher & Paykel Healthcare Corp. Ltd.	77,776	1,799,300

Fletcher Building Ltd.	111,598	302,221

Mercury NZ Ltd.	84,668	299,332

Meridian Energy Ltd.	169,336	593,494

Ryman Healthcare Ltd.	55,698	515,434

Spark New Zealand Ltd.	251,333	745,873

		6,462,109

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Norway — 0.6%

Aker ASA, Class A	3,217	129,517

Aker BP ASA (a)	14,690	228,773

DNB ASA	121,853	1,645,599

Equinor ASA	145,428	1,855,620

Gjensidige Forsikring ASA	25,706	489,828

Kongsberg Gruppen ASA	12,242	198,924

Leroy Seafood Group ASA	37,948	178,249

Mowi ASA	60,734	959,474

Norsk Hydro ASA*	184,434	518,327

Orkla ASA	109,731	1,035,840

Salmar ASA*	7,344	372,931

Schibsted ASA, Class A*	11,016	450,311

Schibsted ASA, Class B*	13,612	491,159

Storebrand ASA*	63,450	334,848

Telenor ASA	87,085	1,345,662

TGS NOPEC Geophysical Co. ASA	15,710	144,934

		10,379,996

Portugal — 0.2%

Banco Comercial Portugues SA, Class R* (a)	1,080,082	94,982

EDP — Energias de Portugal SA	375,526	1,852,345

Galp Energia SGPS SA	61,410	498,722

Jeronimo Martins SGPS SA	33,460	531,469

Navigator Co. SA (The)*	30,194	66,527

NOS SGPS SA (a)	33,664	115,695

		3,159,740

Russia — 0.1%

Evraz plc	72,836	339,174

Polymetal International plc	37,461	796,216

		1,135,390

Singapore — 1.0%

Ascendas, REIT	381,000	803,956

CapitaLand Ltd.	337,300	634,727

CapitaLand Mall Trust, REIT	608,472	771,273

City Developments Ltd.	62,500	290,242

ComfortDelGro Corp. Ltd.	272,300	269,322

DBS Group Holdings Ltd.	242,300	3,609,267

Frasers Property Ltd.	52,800	42,127

Genting Singapore Ltd.	775,200	366,062

Great Eastern Holdings Ltd.	7,700	100,296

Jardine Cycle & Carriage Ltd.	13,400	174,309

Keppel, REIT	228,300	166,495

Keppel Corp. Ltd.	193,800	622,769

Mapletree Commercial Trust, REIT	293,200	369,689

INVESTMENTS	SHARES	VALUE ($)

Singapore — continued

Mapletree North Asia Commercial Trust, REIT (b)	285,600	182,199

Olam International Ltd.	102,000	95,689

Oversea-Chinese Banking Corp. Ltd.	535,600	3,303,445

SATS Ltd.	90,500	197,366

Sembcorp Industries Ltd.	124,300	143,872

Singapore Airlines Ltd.	178,850	443,837

Singapore Exchange Ltd.	111,700	708,441

Singapore Press Holdings Ltd.	219,000	158,645

Singapore Technologies Engineering Ltd.	202,400	517,399

Singapore Telecommunications Ltd.	927,800	1,379,197

Suntec, REIT	287,900	282,734

United Overseas Bank Ltd.	207,300	2,880,320

UOL Group Ltd.	63,800	290,813

Venture Corp. Ltd.	36,200	510,303

		19,314,794

South Africa — 0.2%

Anglo American plc	184,399	4,326,589

Spain — 2.2%

Acciona SA	2,856	288,561

ACS Actividades de Construccion y Servicios SA	37,132	882,654

Aena SME SA* (b)	9,995	1,346,684

Amadeus IT Group SA	60,943	2,903,700

Banco Bilbao Vizcaya Argentaria SA	902,012	2,602,443

Banco Santander SA	2,248,051	4,501,851

Bankia SA	157,708	194,009

CaixaBank SA	485,490	885,821

Cellnex Telecom SA (b)	52,675	3,381,258

EDP Renovaveis SA	19,994	380,100

Enagas SA	34,054	735,014

Endesa SA	42,968	1,152,799

Ferrovial SA	68,019	1,473,124

Grifols SA	39,776	1,074,914

Grifols SA (Preference), Class B	35,522	600,261

Iberdrola SA	781,707	9,230,066

Industria de Diseno Textil SA	151,779	3,747,323

Mapfre SA	132,612	200,088

Naturgy Energy Group SA	46,596	865,668

Red Electrica Corp. SA	58,557	1,031,452

Repsol SA	202,411	1,270,750

Siemens Gamesa Renewable Energy SA	30,398	862,674

Telefonica SA	684,775	2,227,595

		41,838,809

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan BetaBuilders International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Sweden — 3.4%

Alfa Laval AB*	40,600	824,659

Assa Abloy AB, Class B	134,160	2,875,380

Atlas Copco AB, Class A	87,434	3,859,441

Atlas Copco AB, Class B	52,787	2,022,575

Axfood AB	14,079	327,241

Boliden AB	36,999	1,008,930

Castellum AB	32,523	677,150

Electrolux AB, Series B	34,276	772,868

Elekta AB, Class B	49,168	575,069

Epiroc AB, Class A	84,691	1,264,573

Epiroc AB, Class B	52,842	756,467

EQT AB (a)	28,361	538,892

Essity AB, Class A	3,759	113,846

Essity AB, Class B (a)	81,947	2,371,818

Evolution Gaming Group AB (b)	17,936	1,330,318

Fabege AB	36,694	463,332

Fastighets AB Balder, Class B*	13,058	614,558

Getinge AB, Class B	29,911	585,657

Hennes & Mauritz AB, Class B	102,750	1,670,552

Hexagon AB, Class B	37,890	2,777,231

Hexpol AB	35,092	309,068

Holmen AB, Class B	12,532	474,580

Husqvarna AB, Class A	3,533	35,722

Husqvarna AB, Class B	55,290	570,129

ICA Gruppen AB	12,659	599,256

Industrivarden AB, Class A*	22,043	592,157

Industrivarden AB, Class C*	22,851	583,480

Intrum AB	8,727	213,261

Investment AB Latour, Class B	16,934	394,885

Investor AB, Class A	17,750	1,061,371

Investor AB, Class B	61,617	3,693,259

Kinnevik AB, Class B	32,725	1,340,054

L E Lundbergforetagen AB, Class B*	8,737	392,693

Lundin Energy AB	25,502	487,518

NCC AB, Class B	11,426	182,101

Nibe Industrier AB, Class B*	48,145	1,159,274

Saab AB, Class B*	11,220	257,394

Sandvik AB*	147,750	2,633,657

Securitas AB, Class B*	43,048	607,663

Skandinaviska Enskilda Banken AB, Class A*	217,229	1,864,095

Skanska AB, Class B	54,114	1,014,939

SKF AB, Class A	2,448	50,208

SKF AB, Class B	50,800	1,039,926

SSAB AB, Class A*	31,828	92,362

SSAB AB, Class B*	86,367	232,992

INVESTMENTS	SHARES	VALUE ($)

Sweden — continued

Svenska Cellulosa AB SCA, Class A*	4,284	59,266

Svenska Cellulosa AB SCA, Class B*	81,083	1,096,771

Svenska Handelsbanken AB, Class A*	207,474	1,681,097

Svenska Handelsbanken AB, Class B* (a)	4,693	45,304

Swedbank AB, Class A*	125,571	1,965,891

Swedish Match AB	21,943	1,649,732

Swedish Orphan Biovitrum AB*	26,056	449,363

Tele2 AB, Class B	67,549	797,210

Telefonaktiebolaget LM Ericsson, Class A	8,364	99,880

Telefonaktiebolaget LM Ericsson, Class B	358,071	3,997,689

Telia Co. AB	331,940	1,270,053

Trelleborg AB, Class B*	33,052	549,978

Volvo AB, Class A* (a)	29,380	570,369

Volvo AB, Class B*	213,869	4,157,014

		63,702,218

Switzerland — 9.8%

ABB Ltd. (Registered)	258,105	6,262,924

Adecco Group AG (Registered)	22,096	1,083,454

Alcon, Inc.*	66,109	3,758,506

Baloise Holding AG (Registered)	6,602	902,859

Barry Callebaut AG (Registered)	335	691,655

Chocoladefabriken Lindt & Spruengli AG	139	1,102,058

Chocoladefabriken Lindt & Spruengli AG (Registered)	15	1,296,816

Cie Financiere Richemont SA (Registered)	70,616	4,413,768

Coca-Cola HBC AG	27,167	617,105

Credit Suisse Group AG (Registered)	314,568	2,966,810

EMS-Chemie Holding AG (Registered)	950	835,600

Geberit AG (Registered)	5,011	2,852,109

Givaudan SA (Registered)	1,074	4,379,708

Julius Baer Group Ltd.	30,276	1,347,441

Kuehne + Nagel International AG (Registered)	6,818	1,362,667

LafargeHolcim Ltd. (Registered)*	69,156	2,968,151

Lonza Group AG (Registered)	10,074	6,103,939

Mediclinic International plc	64,266	235,323

Nestle SA (Registered)	389,733	43,836,363

Novartis AG (Registered)	333,737	26,005,651

Partners Group Holding AG	2,527	2,275,074

Roche Holding AG	95,040	30,539,349

Roche Holding AG	3,679	1,185,378

Schindler Holding AG	5,508	1,410,959

Schindler Holding AG (Registered)	2,652	681,677

SGS SA (Registered)	701	1,750,967

Sika AG (Registered)	19,180	4,718,375

Sonova Holding AG (Registered)*	7,366	1,748,453

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Switzerland — continued

STMicroelectronics NV	88,665	2,704,657

Straumann Holding AG (Registered)	1,551	1,619,016

Swatch Group AG (The)	3,953	837,131

Swatch Group AG (The) (Registered)	7,995	326,800

Swiss Life Holding AG (Registered)*	4,330	1,456,563

Swiss Re AG	38,225	2,743,049

Swisscom AG (Registered)	3,434	1,746,536

Temenos AG (Registered)	8,866	952,844

UBS Group AG (Registered)	518,218	6,033,080

Vifor Pharma AG	5,916	665,820

Zurich Insurance Group AG	20,364	6,763,814

		183,182,449

United Arab Emirates — 0.0%

NMC Health plc*‡	300	—

United Kingdom — 12.0%

3i Group plc	131,385	1,640,960

Admiral Group plc	34,548	1,230,733

Ashtead Group plc	61,442	2,220,350

ASOS plc*	9,448	539,044

Associated British Foods plc	48,352	1,063,345

AstraZeneca plc	177,452	17,817,157

Auto Trader Group plc (b)	131,085	985,553

AVEVA Group plc	8,819	489,524

Aviva plc	532,517	1,776,251

Babcock International Group plc	67,737	190,821

BAE Systems plc	436,593	2,244,260

Barclays plc	2,204,661	3,055,825

Barratt Developments plc	137,703	860,725

Berkeley Group Holdings plc	17,036	895,724

BP plc	2,736,854	6,980,853

British American Tobacco plc	309,712	9,816,444

British Land Co. plc (The), REIT	127,104	573,991

BT Group plc	1,186,644	1,558,480

Bunzl plc	45,401	1,411,349

Burberry Group plc	55,086	967,466

Centrica plc	785,884	378,480

CK Hutchison Holdings Ltd.	365,500	2,207,613

CNH Industrial NV*	134,412	1,042,187

Coca-Cola European Partners plc	27,033	965,348

Compass Group plc	241,525	3,305,933

ConvaTec Group plc(b)	216,222	506,161

Croda International plc	17,843	1,394,593

DCC plc	13,708	890,773

Derwent London plc, REIT	15,144	521,506

Diageo plc	316,713	10,235,493

INVESTMENTS	SHARES	VALUE ($)

United Kingdom — continued

Direct Line Insurance Group plc	185,046	632,378

DS Smith plc	187,110	686,357

easyJet plc	43,251	283,616

Experian plc	124,452	4,559,162

Fiat Chrysler Automobiles NV*	148,839	1,825,900

G4S plc*	208,916	550,895

GlaxoSmithKline plc	675,292	11,276,361

GVC Holdings plc	78,216	979,815

Halma plc	51,118	1,568,689

Hargreaves Lansdown plc	37,132	651,894

Hiscox Ltd.	48,404	517,353

HSBC Holdings plc	2,791,828	11,699,418

Imperial Brands plc	128,432	2,032,784

Informa plc	203,202	1,102,501

InterContinental Hotels Group plc	25,395	1,290,326

Intertek Group plc	21,751	1,566,743

ITV plc*	488,628	456,654

J Sainsbury plc	232,584	607,097

JD Sports Fashion plc	59,244	569,956

Johnson Matthey plc	26,930	749,654

Kingfisher plc*	288,314	1,072,236

Land Securities Group plc, REIT	101,398	669,027

Legal & General Group plc	808,254	1,937,876

Lloyds Banking Group plc	9,492,799	3,456,392

London Stock Exchange Group plc	42,649	4,597,474

M&G plc	353,776	672,941

Marks & Spencer Group plc	262,982	302,977

Meggitt plc	104,051	368,704

Melrose Industries plc*	657,210	1,019,510

Micro Focus International plc	48,556	136,251

Mondi plc	65,684	1,244,930

National Grid plc	507,683	6,039,138

Natwest Group plc	628,606	1,013,537

Next plc	18,022	1,361,140

Ocado Group plc*	81,955	2,416,847

Pearson plc	102,947	680,148

Persimmon plc	42,962	1,300,740

Phoenix Group Holdings plc	110,817	951,613

Prudential plc	349,806	4,278,303

Reckitt Benckiser Group plc	99,636	8,776,790

RELX plc	268,035	5,303,854

Rentokil Initial plc	248,548	1,692,167

Rightmove plc	119,909	959,654

Rolls-Royce Holdings plc* (a)	264,187	244,523

Royal Mail plc	134,450	395,743

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan BetaBuilders International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

United Kingdom — continued

RSA Insurance Group plc	138,326	759,631

Sage Group plc (The)	151,487	1,246,424

Schroders plc	16,816	569,684

Schroders plc (Non-Voting)	6,528	155,271

Segro plc, REIT	161,104	1,882,453

Severn Trent plc	32,491	1,022,562

Smith & Nephew plc	120,532	2,092,934

Smiths Group plc	53,127	915,378

Spirax-Sarco Engineering plc	9,946	1,454,041

SSE plc	141,547	2,321,299

St James’s Place plc	72,593	846,046

Standard Chartered plc	358,645	1,638,939

Standard Life Aberdeen plc	303,837	885,313

Subsea 7 SA*	32,032	212,739

Tate & Lyle plc	62,838	484,405

Taylor Wimpey plc	498,588	683,113

TechnipFMC plc	56,922	313,873

Tesco plc	1,313,972	3,497,199

Travis Perkins plc*	34,072	467,955

Unilever NV (a)	197,601	11,139,509

Unilever plc	157,941	9,000,880

United Utilities Group plc	92,244	1,031,180

Vodafone Group plc	3,624,755	4,835,309

Weir Group plc (The)	35,296	655,721

Whitbread plc	27,410	763,170

Wm Morrison Supermarkets plc	327,400	691,101

WPP plc	166,564	1,330,395

		223,163,534

United States — 0.4%

Carnival plc	24,890	281,383

Ferguson plc	31,382	3,116,891

James Hardie Industries plc, CHDI	59,986	1,456,453

QIAGEN NV*	30,703	1,457,864

Tenaris SA	63,450	302,785

		6,615,376

Total Common Stocks (Cost $1,850,690,852)		1,854,436,738

	NO. OF RIGHTS

Rights — 0.0% (c)

United Kingdom — 0.0% (c)

Rolls-Royce Holdings plc, expiring 11/11/2020* (Cost $722,726)	880,623	444,930

INVESTMENTS	SHARES	VALUE ($)

Short-Term Investments — 1.5%

Investment Companies — 0.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (d) (e) (Cost $5,136,138)	5,136,138	5,136,138

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	19,995,202	19,997,201

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	2,320,963	2,320,963

Total Investment of Cash Collateral from Securities Loaned (Cost $22,318,364)		22,318,164

Total Short-Term Investments (Cost $27,454,502)		27,454,302

Total Investments — 100.8% (Cost $1,878,868,080)		1,882,335,970
Liabilities in Excess of Other Assets — (0.8)%		(15,665,668)

NET ASSETS — 100.0%		1,866,670,302

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	8.7%

Banks	7.0

Insurance	4.6

Food Products	3.8

Chemicals	3.8

Machinery	3.4

Automobiles	3.0

Metals & Mining	2.8

Textiles, Apparel & Luxury Goods	2.7

Capital Markets	2.6

Oil, Gas & Consumable Fuels	2.5

Health Care Equipment & Supplies	2.3

Personal Products	2.2

Electric Utilities	2.2

Semiconductors & Semiconductor Equipment	2.1

Electronic Equipment, Instruments & Components	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INDUSTRY	PERCENTAGE

Electrical Equipment	2.0%

Diversified Telecommunication Services	1.9

Wireless Telecommunication Services	1.8

Beverages	1.8

Real Estate Management & Development	1.8

IT Services	1.7

Professional Services	1.7

Food & Staples Retailing	1.6

Household Durables	1.5

Trading Companies & Distributors	1.4

Equity Real Estate Investment Trusts (REITs)	1.4

Software	1.4

Hotels, Restaurants & Leisure	1.3

Building Products	1.2

Industrial Conglomerates	1.2

Biotechnology	1.1

Multi-Utilities	1.0

Auto Components	1.0

Household Products	1.0

Specialty Retail	1.0

Road & Rail	1.0

Aerospace & Defense	1.0

Others (each less than 1.0%)	12.0

Short-Term Investments	1.5

Abbreviations
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $20,684,106.
(b)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	128	12/2020	USD	11,423,360	(624,195)

Abbreviations

EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan BetaBuilders Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.1%

Air Freight & Logistics — 0.6%

SG Holdings Co. Ltd.	686,400	16,556,270

Yamato Holdings Co. Ltd.	491,900	13,020,822

		29,577,092

Airlines — 0.1%

ANA Holdings, Inc.	156,600	3,415,577

Japan Airlines Co. Ltd.	151,700	2,649,568

		6,065,145

Auto Components — 2.4%

Aisin Seiki Co. Ltd.	247,100	7,486,657

Bridgestone Corp.	833,600	27,171,204

Denso Corp.	706,900	32,939,131

JTEKT Corp.	335,600	2,674,311

Koito Manufacturing Co. Ltd.	174,400	8,410,233

NGK Spark Plug Co. Ltd.	232,500	4,088,964

NOK Corp.	164,700	1,878,242

Stanley Electric Co. Ltd.	208,100	5,926,650

Sumitomo Electric Industries Ltd.	1,079,500	11,917,766

Sumitomo Rubber Industries Ltd.	254,600	2,239,518

Toyoda Gosei Co. Ltd.	101,100	2,569,448

Toyota Boshoku Corp.	117,000	1,699,523

Toyota Industries Corp.	278,800	18,016,999

Yokohama Rubber Co. Ltd. (The)	181,300	2,604,264

		129,622,910

Automobiles — 6.7%

Honda Motor Co. Ltd.	2,337,000	55,276,932

Isuzu Motors Ltd.	840,800	6,821,827

Mazda Motor Corp.	815,800	4,283,625

Mitsubishi Motors Corp.	931,500	1,708,393

Nissan Motor Co. Ltd.	3,267,700	11,569,405

Subaru Corp.	835,600	15,335,753

Suzuki Motor Corp.	666,900	28,641,823

Toyota Motor Corp.	3,458,200	227,020,132

Yamaha Motor Co. Ltd.	428,600	6,128,134

		356,786,024

Banks — 4.4%

Aozora Bank Ltd.	160,900	2,643,431

Bank of Kyoto Ltd. (The)	103,300	4,562,193

Chiba Bank Ltd. (The)	1,007,600	5,204,547

Chugoku Bank Ltd. (The)	265,700	2,301,808

Concordia Financial Group Ltd.	1,643,700	5,425,941

Fukuoka Financial Group, Inc.	260,300	4,354,129

Hachijuni Bank Ltd. (The)	695,200	2,567,425

Iyo Bank Ltd. (The)	439,900	2,760,774

INVESTMENTS	SHARES	VALUE ($)

Banks — continued

Kyushu Financial Group, Inc.	598,300	2,798,575

Mebuki Financial Group, Inc.	1,601,600	3,217,919

Mitsubishi UFJ Financial Group, Inc.	17,530,900	69,105,136

Mizuho Financial Group, Inc.	3,450,200	42,478,951

Resona Holdings, Inc.	2,972,200	9,799,269

Seven Bank Ltd.	993,300	2,279,568

Shinsei Bank Ltd.	221,700	2,667,394

Shizuoka Bank Ltd. (The)	768,200	5,166,721

Sumitomo Mitsui Financial Group, Inc.	1,866,900	51,679,347

Sumitomo Mitsui Trust Holdings, Inc.	509,300	13,693,769

		232,706,897

Beverages — 0.9%

Asahi Group Holdings Ltd.	623,400	19,292,446

Coca-Cola Bottlers Japan Holdings, Inc.	205,200	2,896,590

Kirin Holdings Co. Ltd.	1,178,800	21,251,840

Suntory Beverage & Food Ltd.	171,900	5,928,440

		49,369,316

Biotechnology — 0.1%

PeptiDream, Inc.*	132,500	6,123,234

Building Products — 1.9%

AGC, Inc.	309,800	9,673,802

Daikin Industries Ltd.	397,700	74,422,897

LIXIL Group Corp.	395,500	8,587,982

TOTO Ltd.	216,500	9,884,415

		102,569,096

Capital Markets — 1.0%

Daiwa Securities Group, Inc.	2,054,100	8,322,843

Japan Exchange Group, Inc.	728,200	17,777,722

Matsui Securities Co. Ltd.	152,000	1,216,685

Nomura Holdings, Inc.	4,129,300	18,492,819

SBI Holdings, Inc.	321,700	7,415,588

		53,225,657

Chemicals — 4.4%

Air Water, Inc.	312,800	4,469,226

Asahi Kasei Corp.	1,892,900	16,403,066

Daicel Corp.	402,800	2,874,642

DIC Corp.	112,400	2,736,471

JSR Corp.	291,200	6,581,712

Kaneka Corp.	93,100	2,605,332

Kansai Paint Co. Ltd.	351,000	9,049,522

Kuraray Co. Ltd.	482,600	4,463,558

Mitsubishi Chemical Holdings Corp.	1,923,800	10,827,451

Mitsubishi Gas Chemical Co., Inc.	281,900	5,138,861

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Chemicals — continued

Mitsui Chemicals, Inc.	277,900	7,117,676

Nippon Paint Holdings Co. Ltd.	269,900	24,312,582

Nippon Sanso Holdings Corp.	287,800	4,219,619

Nippon Shokubai Co. Ltd.	49,000	2,399,458

Nissan Chemical Corp.	199,200	10,571,680

Nitto Denko Corp.	215,900	15,168,226

Shin-Etsu Chemical Co. Ltd.	538,300	71,899,034

Showa Denko KK	204,000	3,468,749

Sumitomo Chemical Co. Ltd.	2,249,400	7,358,201

Teijin Ltd.	269,200	4,123,595

Toray Industries, Inc.	2,216,000	10,027,190

Tosoh Corp.	441,600	7,158,175

Ube Industries Ltd.	136,000	2,334,839

		235,308,865

Commercial Services & Supplies — 0.8%

Dai Nippon Printing Co. Ltd.	383,300	7,140,659

Park24 Co. Ltd.*	154,200	2,082,912

Secom Co. Ltd.	291,000	24,583,360

Sohgo Security Services Co. Ltd.	117,500	5,474,890

Toppan Printing Co. Ltd.	475,900	6,051,737

		45,333,558

Construction & Engineering — 0.7%

JGC Holdings Corp.	351,300	2,888,520

Kajima Corp.	674,600	7,208,394

Kinden Corp.	185,900	2,914,886

Obayashi Corp.	980,600	8,205,995

Shimizu Corp.	952,800	6,615,628

Taisei Corp.	286,300	8,909,063

		36,742,486

Construction Materials — 0.1%

Taiheiyo Cement Corp.	172,400	4,046,585

Consumer Finance — 0.2%

Acom Co. Ltd.	628,000	2,822,248

AEON Financial Service Co. Ltd.	153,100	1,568,028

Credit Saison Co. Ltd.	212,000	2,291,667

Hitachi Capital Corp.	69,000	1,459,288

Orient Corp.	817,600	907,289

		9,048,520

Containers & Packaging — 0.0% (a)

Toyo Seikan Group Holdings Ltd.	217,800	2,034,779

Diversified Consumer Services — 0.0% (a)

Benesse Holdings, Inc.	110,000	2,593,339

INVESTMENTS	SHARES	VALUE ($)

Diversified Financial Services — 0.5%

Mitsubishi UFJ Lease & Finance Co. Ltd.	729,700	3,091,735

ORIX Corp.	1,784,200	20,866,642

Tokyo Century Corp.	71,200	3,490,824

		27,449,201

Diversified Telecommunication Services — 0.7%

Nippon Telegraph & Telephone Corp.	1,749,300	36,798,007

Electric Utilities — 0.8%

Chubu Electric Power Co., Inc.	978,800	10,964,333

Chugoku Electric Power Co., Inc. (The) (b)	441,800	5,550,717

Kansai Electric Power Co., Inc. (The)	1,121,500	10,206,076

Kyushu Electric Power Co., Inc.	644,800	5,405,646

Shikoku Electric Power Co., Inc.	281,600	2,023,987

Tohoku Electric Power Co., Inc.	682,300	6,019,994

Tokyo Electric Power Co. Holdings, Inc.*	1,092,000	2,817,770

		42,988,523

Electrical Equipment — 2.3%

Fuji Electric Co. Ltd.	203,500	6,170,724

Mabuchi Motor Co. Ltd.	77,400	3,191,107

Mitsubishi Electric Corp.	2,917,200	37,570,284

Nidec Corp.	746,300	75,377,850

		122,309,965

Electronic Equipment, Instruments & Components — 6.3%

Alps Alpine Co. Ltd.	277,000	3,996,373

Canon Marketing Japan, Inc.	72,300	1,540,215

Hamamatsu Photonics KK	200,300	10,079,046

Hirose Electric Co. Ltd.	45,000	6,281,302

Hitachi Ltd.	1,315,200	44,327,890

Ibiden Co. Ltd.	181,200	7,388,158

Keyence Corp.	255,200	115,815,501

Kyocera Corp.	477,800	26,313,640

Murata Manufacturing Co. Ltd.	872,600	61,194,272

Omron Corp.	280,000	20,217,692

Shimadzu Corp.	374,500	10,708,212

TDK Corp.	175,600	20,650,686

Yokogawa Electric Corp.	325,000	4,777,940

		333,290,927

Entertainment — 2.4%

DeNA Co. Ltd.	114,800	1,958,730

Konami Holdings Corp.	135,500	5,303,240

Nexon Co. Ltd.	612,700	17,076,507

Nintendo Co. Ltd.	161,200	87,159,034

Square Enix Holdings Co. Ltd.	121,100	7,036,249

Toho Co. Ltd.	191,500	7,583,561

		126,117,321

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan BetaBuilders Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 1.5%

Advance Residence Investment Corp.	1,873	5,468,971

Daiwa House REIT Investment Corp.	2,716	6,282,820

GLP J-REIT	5,415	8,348,023

Japan Prime Realty Investment Corp.	1,294	3,497,118

Japan Real Estate Investment Corp.	1,873	9,179,026

Japan Retail Fund Investment Corp.	3,526	5,082,405

Nippon Building Fund, Inc.	2,219	11,207,736

Nippon Prologis REIT, Inc.	3,348	11,019,737

Nomura Real Estate Master Fund, Inc.	6,413	7,658,102

Orix JREIT, Inc.	3,754	5,275,908

United Urban Investment Corp.	4,242	4,529,056

		77,548,902

Food & Staples Retailing — 1.8%

Aeon Co. Ltd.	1,183,500	30,236,288

Cosmos Pharmaceutical Corp.	29,300	4,976,295

Kobe Bussan Co. Ltd. (b)	161,600	4,546,625

Lawson, Inc.	67,600	3,105,922

Matsumotokiyoshi Holdings Co. Ltd.	128,400	4,740,061

Seven & i Holdings Co. Ltd.	1,084,500	32,963,034

Sundrug Co. Ltd.	93,100	3,456,971

Tsuruha Holdings, Inc.	49,100	6,875,229

Welcia Holdings Co. Ltd.	138,400	5,419,934

		96,320,359

Food Products — 1.8%

Ajinomoto Co., Inc.	747,000	15,007,799

Calbee, Inc.	156,800	4,810,096

Ezaki Glico Co. Ltd.	77,300	3,206,054

Kewpie Corp.	163,100	3,337,997

Kikkoman Corp.	263,900	13,142,258

MEIJI Holdings Co. Ltd.	197,900	14,337,762

NH Foods Ltd.	138,700	5,681,563

Nisshin Seifun Group, Inc.	354,600	5,339,858

Nissin Foods Holdings Co. Ltd.	114,700	9,931,812

Toyo Suisan Kaisha Ltd.	137,500	6,842,798

Yakult Honsha Co. Ltd.	218,500	10,573,884

Yamazaki Baking Co. Ltd.	244,400	4,014,474

		96,226,355

Gas Utilities — 0.6%

Osaka Gas Co. Ltd.	565,500	10,738,973

Toho Gas Co. Ltd.	133,900	6,912,159

Tokyo Gas Co. Ltd.	521,900	11,826,014

		29,477,146

Health Care Equipment & Supplies — 3.0%

Asahi Intecc Co. Ltd.	308,800	9,569,149

INVESTMENTS	SHARES	VALUE ($)

Health Care Equipment & Supplies — continued

Hoya Corp.	510,100	57,568,324

Olympus Corp.	1,751,200	33,525,116

Sysmex Corp.	224,500	21,087,003

Terumo Corp.	980,700	36,093,683

		157,843,275

Health Care Providers & Services — 0.3%

Alfresa Holdings Corp.	286,900	5,253,122

Medipal Holdings Corp.	285,300	5,085,728

Suzuken Co. Ltd.	108,200	3,906,092

		14,244,942

Health Care Technology — 0.7%

M3, Inc.	581,800	39,292,287

Hotels, Restaurants & Leisure — 0.9%

McDonald’s Holdings Co. Japan Ltd.	91,100	4,320,088

Oriental Land Co. Ltd.	307,300	43,015,260

		47,335,348

Household Durables — 4.2%

Casio Computer Co. Ltd.	313,800	4,767,301

Haseko Corp.	338,800	4,061,923

Iida Group Holdings Co. Ltd.	252,900	4,575,498

Nikon Corp.	473,700	2,886,899

Panasonic Corp.	3,167,400	29,258,954

Rinnai Corp.	53,400	5,261,848

Sekisui Chemical Co. Ltd.	614,600	9,580,579

Sekisui House Ltd.	883,600	14,679,524

Sharp Corp.(b)	281,800	3,258,630

Sony Corp.	1,713,000	142,806,782

		221,137,938

Household Products — 0.8%

Lion Corp.	405,600	8,270,748

Pigeon Corp.	165,300	7,612,321

Unicharm Corp.	599,100	27,720,896

		43,603,965

Independent Power and Renewable Electricity Producers — 0.1%

Electric Power Development Co. Ltd.	235,600	3,184,052

Industrial Conglomerates — 0.4%

Keihan Holdings Co. Ltd.	146,800	5,576,966

Toshiba Corp.	574,000	14,519,822

		20,096,788

Insurance — 2.3%

Dai-ichi Life Holdings, Inc.	1,547,000	23,105,105

Japan Post Holdings Co. Ltd.	2,018,200	13,847,774

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Insurance — continued

MS&AD Insurance Group Holdings, Inc.	653,400	17,880,456

Sompo Holdings, Inc.	506,800	18,921,820

T&D Holdings, Inc.	817,300	8,168,162

Tokio Marine Holdings, Inc.	953,000	42,594,072

		124,517,389

Interactive Media & Services — 0.6%

Kakaku.com, Inc.	176,500	4,664,441

LINE Corp.*	74,700	3,833,094

Z Holdings Corp.	3,603,500	25,127,422

		33,624,957

Internet & Direct Marketing Retail — 0.4%

Mercari, Inc.*	135,000	5,675,719

Rakuten, Inc.	1,110,500	10,804,261

ZOZO, Inc.	130,400	3,307,975

		19,787,955

IT Services — 2.2%

Fujitsu Ltd.	254,000	30,051,917

GMO Payment Gateway, Inc. (b)	57,400	7,033,135

Itochu Techno-Solutions Corp.	129,600	4,396,991

NEC Corp.	371,300	18,702,453

Nomura Research Institute Ltd.	531,800	15,676,135

NTT Data Corp.	876,700	9,894,624

Obic Co. Ltd.	91,400	16,181,733

Otsuka Corp.	150,300	6,906,536

SCSK Corp.	68,800	3,420,839

TIS, Inc.	315,500	6,033,983

		118,298,346

Leisure Products — 1.2%

Bandai Namco Holdings, Inc.	300,600	22,465,278

Sankyo Co. Ltd.	63,000	1,605,694

Sega Sammy Holdings, Inc.	238,000	2,982,516

Shimano, Inc.	115,700	26,462,391

Yamaha Corp.	223,700	10,604,542

		64,120,421

Machinery — 5.5%

Amada Co. Ltd.	488,200	4,249,125

Daifuku Co. Ltd.	171,700	17,705,334

FANUC Corp.	258,500	54,601,623

Harmonic Drive Systems, Inc.	55,000	3,643,067

Hino Motors Ltd.	390,100	2,988,841

Hitachi Construction Machinery Co. Ltd.	144,000	3,551,402

Hoshizaki Corp.	79,700	6,364,782

IHI Corp.	210,500	2,549,308

INVESTMENTS	SHARES	VALUE ($)

Machinery — continued

Kawasaki Heavy Industries Ltd.	226,700	2,708,419

Komatsu Ltd.	1,321,300	29,789,336

Kubota Corp.	1,576,200	27,391,310

Kurita Water Industries Ltd.	146,000	4,344,046

Makita Corp.	380,600	16,823,885

MINEBEA MITSUMI, Inc.	581,200	10,497,262

MISUMI Group, Inc.	385,900	11,461,065

Mitsubishi Heavy Industries Ltd.	457,700	9,833,792

Nabtesco Corp.	169,800	6,343,430

NGK Insulators Ltd.	372,600	5,322,835

NSK Ltd.	666,300	5,334,449

SMC Corp.	87,000	46,275,792

Sumitomo Heavy Industries Ltd.	166,900	3,577,216

THK Co. Ltd.	167,200	4,438,310

Yaskawa Electric Corp.	363,200	14,122,607

		293,917,236

Marine — 0.1%

Mitsui OSK Lines Ltd.	163,900	3,699,960

Nippon Yusen KK	230,600	4,256,315

		7,956,275

Media — 0.5%

CyberAgent, Inc.	138,000	8,679,971

Dentsu Group, Inc.	329,200	9,490,184

Fuji Media Holdings, Inc.	63,300	608,784

Hakuhodo DY Holdings, Inc.	411,600	5,244,270

Nippon Television Holdings, Inc.	71,100	750,280

TBS Holdings, Inc.	47,800	738,151

		25,511,640

Metals & Mining — 0.7%

Hitachi Metals Ltd.	273,900	3,632,263

JFE Holdings, Inc.	784,100	5,509,221

Maruichi Steel Tube Ltd.	106,200	2,436,395

Mitsubishi Materials Corp.	178,100	3,268,001

Nippon Steel Corp.*	1,290,100	12,512,849

Sumitomo Metal Mining Co. Ltd.	371,900	11,560,046

		38,918,775

Multiline Retail — 0.8%

Isetan Mitsukoshi Holdings Ltd.	538,700	2,623,549

Izumi Co. Ltd.	61,100	2,072,132

J Front Retailing Co. Ltd.	368,300	2,806,527

Marui Group Co. Ltd.	302,800	5,472,181

Pan Pacific International Holdings Corp.	818,500	17,367,294

Ryohin Keikaku Co. Ltd.	357,500	7,503,684

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	89

JPMorgan BetaBuilders Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Multiline Retail — continued

Seria Co. Ltd.	61,600	2,373,394

		40,218,761

Oil, Gas & Consumable Fuels — 0.5%

ENEOS Holdings, Inc.	4,389,200	14,810,417

Idemitsu Kosan Co. Ltd.	335,652	6,788,217

Inpex Corp.	1,470,800	6,975,122

		28,573,756

Paper & Forest Products — 0.1%

Oji Holdings Corp.	1,378,100	5,807,892

Personal Products — 1.8%

Kao Corp.	655,100	46,642,276

Kobayashi Pharmaceutical Co. Ltd.	73,900	7,201,238

Kose Corp.	47,200	6,016,845

Pola Orbis Holdings, Inc.	115,000	2,267,703

Shiseido Co. Ltd.	543,700	33,658,850

		95,786,912

Pharmaceuticals — 6.3%

Astellas Pharma, Inc.	2,529,500	34,686,883

Chugai Pharmaceutical Co. Ltd.	867,400	33,481,642

Daiichi Sankyo Co. Ltd.	2,484,900	65,585,603

Eisai Co. Ltd.	402,200	31,272,488

Hisamitsu Pharmaceutical Co., Inc.	115,500	5,524,849

Kyowa Kirin Co. Ltd.	344,300	8,550,137

Nippon Shinyaku Co. Ltd.	82,000	5,859,404

Ono Pharmaceutical Co. Ltd.	674,200	19,231,702

Otsuka Holdings Co. Ltd.	758,400	28,088,520

Santen Pharmaceutical Co. Ltd.	543,900	9,690,121

Shionogi & Co. Ltd.	381,200	17,981,185

Sumitomo Dainippon Pharma Co. Ltd.	260,100	3,048,637

Taisho Pharmaceutical Holdings Co. Ltd.	74,400	4,476,524

Takeda Pharmaceutical Co. Ltd.	2,141,900	66,190,305

Tsumura & Co.	94,500	2,773,702

		336,441,702

Professional Services — 1.9%

Nihon M&A Center, Inc.	199,600	11,720,830

Persol Holdings Co. Ltd.	258,000	3,907,720

Recruit Holdings Co. Ltd.	2,304,400	87,683,978

		103,312,528

Real Estate Management & Development — 2.2%

Aeon Mall Co. Ltd.	135,000	2,105,919

Daito Trust Construction Co. Ltd.	94,300	8,578,016

Daiwa House Industry Co. Ltd.	904,200	23,757,638

Hulic Co. Ltd.	676,900	6,270,059

Mitsubishi Estate Co. Ltd.	1,889,500	28,183,549

INVESTMENTS	SHARES	VALUE ($)

Real Estate Management & Development — continued

Mitsui Fudosan Co. Ltd.	1,330,200	22,650,075

Nomura Real Estate Holdings, Inc.	162,600	2,840,039

Sumitomo Realty & Development Co. Ltd.	647,300	17,321,326

Tokyo Tatemono Co. Ltd.	283,800	3,264,038

Tokyu Fudosan Holdings Corp.	821,600	3,590,244

		118,560,903

Road & Rail — 3.2%

Central Japan Railway Co.	279,700	33,821,059

East Japan Railway Co.	512,800	26,816,082

Hankyu Hanshin Holdings, Inc.	344,900	10,530,957

Keikyu Corp.	375,100	5,245,540

Keio Corp.	165,900	9,641,651

Keisei Electric Railway Co. Ltd.	233,700	6,537,566

Kintetsu Group Holdings Co. Ltd.	259,700	10,376,440

Kyushu Railway Co.	214,000	4,551,973

Nagoya Railroad Co. Ltd.	267,500	7,130,277

Nankai Electric Railway Co. Ltd.	154,500	3,527,969

Nippon Express Co. Ltd.	118,400	6,639,819

Odakyu Electric Railway Co. Ltd.	471,500	11,378,483

Seibu Holdings, Inc.	361,300	3,612,244

Tobu Railway Co. Ltd.	284,700	8,078,750

Tokyu Corp.	772,500	9,165,447

West Japan Railway Co.	260,500	11,174,723

		168,228,980

Semiconductors & Semiconductor Equipment — 2.1%

Advantest Corp.	271,300	15,714,501

Disco Corp.	40,700	10,985,270

Renesas Electronics Corp.*	1,357,000	11,201,564

Rohm Co. Ltd.	118,600	9,118,790

SUMCO Corp.	343,600	5,240,541

Tokyo Electron Ltd.	213,800	57,386,244

		109,646,910

Software — 0.3%

Oracle Corp.	45,700	4,567,262

Trend Micro, Inc.	190,000	10,642,875

		15,210,137

Specialty Retail — 2.2%

ABC-Mart, Inc.	43,100	2,186,223

Fast Retailing Co. Ltd.	88,800	61,941,718

Hikari Tsushin, Inc.	27,800	6,520,343

K’s Holdings Corp.	265,900	3,395,773

Nitori Holdings Co. Ltd.	117,900	24,235,133

Shimamura Co. Ltd.	35,400	3,774,020

USS Co. Ltd.	301,100	5,507,293

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Specialty Retail — continued

Workman Co. Ltd.	33,100	2,934,967

Yamada Holdings Co. Ltd.	1,063,000	5,182,971

		115,678,441

Technology Hardware, Storage & Peripherals — 1.3%

Brother Industries Ltd.	355,300	5,490,162

Canon, Inc.	1,448,900	25,219,850

FUJIFILM Holdings Corp.	545,500	27,816,445

Konica Minolta, Inc.	682,100	1,737,836

Ricoh Co. Ltd.	931,200	6,115,393

Seiko Epson Corp.	445,000	5,168,095

		71,547,781

Textiles, Apparel & Luxury Goods — 0.1%

Asics Corp.	258,600	3,230,817

Tobacco — 0.5%

Japan Tobacco, Inc.	1,494,100	28,129,685

Trading Companies & Distributors — 3.3%

ITOCHU Corp.	1,916,800	46,038,700

Marubeni Corp.	2,243,600	11,714,306

Mitsubishi Corp.	1,917,900	42,790,986

Mitsui & Co. Ltd.	2,215,700	34,705,604

MonotaRO Co. Ltd.	166,800	9,225,997

Sojitz Corp.	1,495,900	3,291,620

Sumitomo Corp.	1,614,200	17,660,278

Toyota Tsusho Corp.	322,600	9,002,256

		174,429,747

Transportation Infrastructure — 0.2%

Japan Airport Terminal Co. Ltd.	99,100	4,304,038

Kamigumi Co. Ltd.	151,700	2,714,050

Mitsubishi Logistics Corp.	109,900	2,892,267

		9,910,355

Wireless Telecommunication Services — 5.4%

KDDI Corp.	2,221,800	60,110,782

NTT DOCOMO, Inc.	1,446,900	53,875,604

SoftBank Corp.	2,146,300	24,977,508

SoftBank Group Corp.	2,243,500	146,127,704

		285,091,598

Total Common Stocks (Cost $5,239,677,995)		5,272,878,703

Short-Term Investments — 0.1%

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	3,988,614	3,989,013

INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	1,126,935	1,126,935

Total Investment of Cash Collateral from Securities Loaned (Cost $5,116,745)		5,115,948

Total Investments — 99.2% (Cost $5,244,794,740)		5,277,994,651

Other Assets Less Liabilities — 0.8%		45,040,796

NET ASSETS — 100.0%		5,323,035,447

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $3,369,753.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	91

JPMorgan BetaBuilders Japan ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
TOPIX Index	316	12/2020	JPY	48,126,654	(1,630,872)

Abbreviations
JPY	JapaneseYen
TOPIX	TokyoStock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.3%

Aerospace & Defense — 1.4%

Boeing Co. (The)	3,288	474,754

General Dynamics Corp.	1,922	252,416

HEICO Corp.	344	36,137

HEICO Corp., Class A	612	57,222

Howmet Aerospace, Inc.	3,252	56,097

Huntington Ingalls Industries, Inc.	332	48,963

L3Harris Technologies, Inc.	1,783	287,259

Lockheed Martin Corp.	2,028	710,064

Northrop Grumman Corp.	1,282	371,549

Raytheon Technologies Corp.	12,633	686,225

Teledyne Technologies, Inc.*	307	94,909

Textron, Inc.	1,892	67,734

TransDigm Group, Inc.	454	216,744

		3,360,073

Air Freight & Logistics — 0.7%

CH Robinson Worldwide, Inc.	1,116	98,688

Expeditors International of Washington, Inc.	1,382	122,127

FedEx Corp.	1,994	517,383

United Parcel Service, Inc., Class B	5,846	918,465

XPO Logistics, Inc.*	749	67,410

		1,724,073

Airlines — 0.2%

Alaska Air Group, Inc.	1,025	38,837

Delta Air Lines, Inc.	5,275	161,626

Southwest Airlines Co.	4,878	192,828

United Airlines Holdings, Inc.*	2,405	81,433

		474,724

Auto Components — 0.2%

Aptiv plc	2,234	215,559

Autoliv, Inc. (Sweden)	648	49,118

BorgWarner, Inc.	2,017	70,555

Lear Corp.	456	55,089

		390,321

Automobiles — 1.3%

Ford Motor Co.	32,313	249,779

General Motors Co.	10,411	359,492

Tesla, Inc.*	6,163	2,391,491

		3,000,762

Banks — 3.3%

Bank of America Corp.	63,046	1,494,190

Citigroup, Inc.	17,212	712,921

Citizens Financial Group, Inc.	3,528	96,138

Comerica, Inc.	1,145	52,109

INVESTMENTS	SHARES	VALUE ($)

Banks — continued

East West Bancorp, Inc.	1,175	42,864

Fifth Third Bancorp	5,895	136,882

First Republic Bank	1,426	179,876

Huntington Bancshares, Inc.	8,410	87,800

JPMorgan Chase & Co. (a)	25,201	2,470,706

KeyCorp	8,072	104,774

M&T Bank Corp.	1,057	109,484

PNC Financial Services Group, Inc. (The)	3,512	392,923

Regions Financial Corp.	7,936	105,549

SVB Financial Group*	423	122,966

Truist Financial Corp.	11,139	469,175

US Bancorp	11,339	441,654

Wells Fargo & Co.	34,071	730,823

Zions Bancorp NA	1,357	43,790

		7,794,624

Beverages — 1.6%

Brown-Forman Corp., Class A	465	29,179

Brown-Forman Corp., Class B	1,511	105,332

Coca-Cola Co. (The)	31,973	1,536,622

Constellation Brands, Inc., Class A	1,384	228,678

Keurig Dr Pepper, Inc.	3,840	103,296

Molson Coors Beverage Co., Class B	1,549	54,618

Monster Beverage Corp.*	3,051	233,615

PepsiCo, Inc.	11,448	1,525,904

		3,817,244

Biotechnology — 2.2%

AbbVie, Inc.	14,588	1,241,439

Alexion Pharmaceuticals, Inc.*	1,817	209,209

Alnylam Pharmaceuticals, Inc.*	959	117,928

Amgen, Inc.	4,836	1,049,122

Biogen, Inc.*	1,304	328,699

BioMarin Pharmaceutical, Inc.*	1,503	111,868

Exact Sciences Corp.*	1,234	152,806

Gilead Sciences, Inc.	10,373	603,190

Incyte Corp.*	1,534	132,906

Moderna, Inc.*	2,480	167,326

Neurocrine Biosciences, Inc.*	776	76,568

Regeneron Pharmaceuticals, Inc.*	867	471,267

Seagen, Inc.*	1,013	168,968

Vertex Pharmaceuticals, Inc.*	2,155	449,016

		5,280,312

Building Products — 0.5%

Allegion plc	755	74,368

Carrier Global Corp.	6,730	224,715

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	93

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Building Products — continued

Fortune Brands Home & Security, Inc.	1,138	92,030

Johnson Controls International plc	6,154	259,760

Lennox International, Inc.	293	79,596

Masco Corp.	2,162	115,883

Owens Corning	891	58,334

Trane Technologies plc	1,983	263,243

		1,167,929

Capital Markets — 2.7%

Ameriprise Financial, Inc.	988	158,900

Apollo Global Management, Inc.	1,731	63,805

Bank of New York Mellon Corp. (The)	6,736	231,449

BlackRock, Inc.	1,177	705,270

Blackstone Group, Inc. (The), Class A	5,544	279,528

Carlyle Group, Inc. (The)	953	23,749

Charles Schwab Corp. (The)	12,305	505,858

CME Group, Inc.	2,965	446,885

Franklin Resources, Inc.	2,217	41,569

Goldman Sachs Group, Inc. (The)	2,851	538,953

Intercontinental Exchange, Inc.	4,641	438,110

Invesco Ltd.	3,115	40,838

KKR & Co., Inc.	4,626	157,978

MarketAxess Holdings, Inc.	315	169,738

Moody’s Corp.	1,339	352,023

Morgan Stanley	11,820	569,133

MSCI, Inc.	697	243,838

Nasdaq, Inc.	952	115,182

Northern Trust Corp.	1,714	134,155

Raymond James Financial, Inc.	1,015	77,587

S&P Global, Inc.	1,994	643,524

SEI Investments Co.	1,012	49,740

State Street Corp.	2,908	171,281

T. Rowe Price Group, Inc.	1,870	236,854

		6,395,947

Chemicals — 1.7%

Air Products and Chemicals, Inc.	1,829	505,243

Albemarle Corp.	880	82,025

Axalta Coating Systems Ltd.*	1,737	43,616

Celanese Corp.	975	110,672

CF Industries Holdings, Inc.	1,767	48,787

Corteva, Inc.	6,185	203,981

Dow, Inc.	6,134	279,036

DuPont de Nemours, Inc.	6,070	345,262

Eastman Chemical Co.	1,119	90,460

Ecolab, Inc.	2,058	377,828

FMC Corp.	1,066	109,521

INVESTMENTS	SHARES	VALUE ($)

Chemicals — continued

International Flavors & Fragrances, Inc. (b)	883	90,649

Linde plc (United Kingdom)	4,340	956,276

LyondellBasell Industries NV, Class A	2,132	145,935

Mosaic Co. (The)	2,857	52,854

PPG Industries, Inc.	1,946	252,435

Sherwin-Williams Co. (The)	671	461,635

Westlake Chemical Corp.	291	19,677

		4,175,892

Commercial Services & Supplies — 0.4%

Cintas Corp.	719	226,161

Copart, Inc.*	1,703	187,943

Republic Services, Inc.	1,742	153,592

Rollins, Inc.	1,216	70,346

Stericycle, Inc.*	750	46,725

Waste Management, Inc.	3,211	346,499

		1,031,266

Communications Equipment — 0.7%

Arista Networks, Inc.*	457	95,467

Cisco Systems, Inc.	35,012	1,256,931

F5 Networks, Inc.*	501	66,603

Juniper Networks, Inc.	2,739	54,013

Motorola Solutions, Inc.	1,396	220,652

Ubiquiti, Inc. (b)	66	12,250

		1,705,916

Construction & Engineering — 0.1%

Jacobs Engineering Group, Inc.	1,070	101,650

Quanta Services, Inc.	1,138	71,045

		172,695

Construction Materials — 0.1%

Martin Marietta Materials, Inc.	509	135,572

Vulcan Materials Co.	1,100	159,324

		294,896

Consumer Finance — 0.5%

Ally Financial, Inc.	3,096	82,601

American Express Co.	5,387	491,510

Capital One Financial Corp.	3,773	275,731

Discover Financial Services	2,538	164,995

Santander Consumer USA Holdings, Inc.	593	12,062

Synchrony Financial	4,488	112,290

		1,139,189

Containers & Packaging — 0.4%

Amcor plc	12,968	135,256

Avery Dennison Corp.	695	96,181

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Containers & Packaging — continued

Ball Corp.	2,704	240,656

Crown Holdings, Inc.*	1,115	95,667

International Paper Co.	3,256	142,450

Packaging Corp. of America	787	90,104

Sealed Air Corp.	1,286	50,913

WestRock Co.	2,149	80,695

		931,922

Distributors — 0.1%

Genuine Parts Co.	1,194	107,973

LKQ Corp.*	2,316	74,089

		182,062

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B*	16,393	3,309,747

Equitable Holdings, Inc.	3,347	71,927

Jefferies Financial Group, Inc.	1,781	34,747

Voya Financial, Inc.	1,043	49,991

		3,466,412

Diversified Telecommunication Services — 1.5%

AT&T, Inc.	58,911	1,591,775

CenturyLink, Inc.	8,167	70,400

Verizon Communications, Inc.	34,222	1,950,312

		3,612,487

Electric Utilities — 1.9%

Alliant Energy Corp.	2,067	114,264

American Electric Power Co., Inc.	4,099	368,623

Avangrid, Inc.	463	22,844

Duke Energy Corp.	6,081	560,121

Edison International	3,126	175,181

Entergy Corp.	1,660	168,025

Evergy, Inc.	1,869	103,169

Eversource Energy	2,828	246,800

Exelon Corp.	8,062	321,593

FirstEnergy Corp.	4,482	133,205

NextEra Energy, Inc.	16,208	1,186,588

NRG Energy, Inc.	2,016	63,746

OGE Energy Corp.	1,660	51,078

Pinnacle West Capital Corp.	936	76,350

PPL Corp.	6,351	174,652

Southern Co. (The)	8,731	501,596

Xcel Energy, Inc.	4,340	303,930

		4,571,765

Electrical Equipment — 0.5%

AMETEK, Inc.	1,903	186,875

INVESTMENTS	SHARES	VALUE ($)

Electrical Equipment — continued

Eaton Corp. plc	3,303	342,818

Emerson Electric Co.	4,945	320,387

Hubbell, Inc.	454	66,061

Rockwell Automation, Inc.	959	227,398

Sensata Technologies Holding plc*	1,297	56,692

		1,200,231

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	2,470	278,715

CDW Corp.	1,183	145,036

Cognex Corp.	1,433	94,435

Corning, Inc.	6,297	201,315

Flex Ltd.*	4,145	58,652

IPG Photonics Corp.*	299	55,602

Keysight Technologies, Inc.*	1,543	161,814

TE Connectivity Ltd.	2,728	264,288

Trimble, Inc.*	2,071	99,677

Zebra Technologies Corp., Class A*	434	123,100

		1,482,634

Energy Equipment & Services — 0.1%

Baker Hughes Co.	5,429	80,186

Halliburton Co.	7,267	87,640

National Oilwell Varco, Inc.	3,209	26,956

Schlumberger NV	11,472	171,392

		366,174

Entertainment — 2.0%

Activision Blizzard, Inc.	6,386	483,612

Electronic Arts, Inc.*	2,390	286,394

Live Nation Entertainment, Inc.*	1,180	57,584

Netflix, Inc.*	3,653	1,737,878

Roku, Inc.*	876	177,302

Take-Two Interactive Software, Inc.*	948	146,864

Walt Disney Co. (The)	14,946	1,812,203

		4,701,837

Equity Real Estate Investment Trusts (REITs) — 2.6%

Alexandria Real Estate Equities, Inc.	968	146,671

American Tower Corp.	3,670	842,816

AvalonBay Communities, Inc.	1,156	160,834

Boston Properties, Inc.	1,176	85,154

Camden Property Trust	804	74,161

Crown Castle International Corp.	3,465	541,233

Digital Realty Trust, Inc.	2,227	321,356

Duke Realty Corp.	3,060	116,249

Equinix, Inc.	730	533,805

Equity LifeStyle Properties, Inc.	1,394	82,511

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	95

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Equity Residential	2,826	132,766

Essex Property Trust, Inc.	543	111,092

Extra Space Storage, Inc.	1,063	123,255

Federal Realty Investment Trust	568	39,067

Healthpeak Properties, Inc.	4,456	120,178

Host Hotels & Resorts, Inc.	5,833	61,130

Invitation Homes, Inc.	4,636	126,377

Iron Mountain, Inc.	2,386	62,179

Kimco Realty Corp.	3,581	36,741

Mid-America Apartment Communities, Inc.	948	110,565

Prologis, Inc.	6,104	605,517

Public Storage	1,261	288,857

Realty Income Corp.	2,858	165,364

Regency Centers Corp.	1,300	46,267

SBA Communications Corp.	932	270,625

Simon Property Group, Inc.	1,866	117,204

SL Green Realty Corp. (b)	612	26,200

Sun Communities, Inc.	810	111,480

UDR, Inc.	2,433	76,007

Ventas, Inc.	3,091	122,002

VEREIT, Inc.	8,908	55,230

VICI Properties, Inc.	4,411	101,232

Vornado Realty Trust	1,293	39,734

Welltower, Inc.	3,449	185,453

Weyerhaeuser Co.	6,169	168,352

WP Carey, Inc.	1,438	90,033

		6,297,697

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	3,656	1,307,459

Kroger Co. (The)	6,427	207,014

Sysco Corp.	4,211	232,910

Walgreens Boots Alliance, Inc.	5,943	202,300

Walmart, Inc.	11,475	1,592,156

		3,541,839

Food Products — 1.1%

Archer-Daniels-Midland Co.	4,589	212,195

Bunge Ltd.	1,149	65,183

Campbell Soup Co.	1,675	78,172

Conagra Brands, Inc.	4,032	141,483

General Mills, Inc.	5,050	298,556

Hershey Co. (The)	1,216	167,151

Hormel Foods Corp.	2,320	112,961

Ingredion, Inc.	555	39,344

JM Smucker Co. (The)	946	106,141

Kellogg Co.	2,095	131,755

INVESTMENTS	SHARES	VALUE ($)

Food Products — continued

Kraft Heinz Co. (The)	5,358	163,901

Lamb Weston Holdings, Inc.	1,201	76,204

McCormick & Co., Inc. (Non-Voting)	1,028	185,564

Mondelez International, Inc., Class A	11,816	627,666

Tyson Foods, Inc., Class A	2,427	138,897

		2,545,173

Gas Utilities — 0.1%

Atmos Energy Corp.	1,024	93,870

UGI Corp.	1,715	55,463

		149,333

Health Care Equipment & Supplies — 3.7%

Abbott Laboratories	14,641	1,538,916

ABIOMED, Inc.*	377	94,959

Align Technology, Inc.*	587	250,109

Baxter International, Inc.	4,182	324,398

Becton Dickinson and Co.	2,397	554,019

Boston Scientific Corp.*	11,832	405,483

Cooper Cos., Inc. (The)	405	129,215

Danaher Corp.	5,217	1,197,510

Dentsply Sirona, Inc.	1,813	85,555

DexCom, Inc.*	793	253,427

Edwards Lifesciences Corp.*	5,138	368,343

Hologic, Inc.*	2,145	147,619

IDEXX Laboratories, Inc.*	706	299,923

Intuitive Surgical, Inc.*	966	644,399

Medtronic plc	11,116	1,117,936

ResMed, Inc.	1,199	230,136

STERIS plc	706	125,096

Stryker Corp.	2,705	546,437

Teleflex, Inc.	387	123,155

Varian Medical Systems, Inc.*	748	129,254

Zimmer Biomet Holdings, Inc.	1,706	225,363

		8,791,252

Health Care Providers & Services — 2.5%

AmerisourceBergen Corp.	1,213	116,533

Anthem, Inc.	2,080	567,424

Cardinal Health, Inc.	2,415	110,583

Centene Corp.*	4,793	283,266

Cigna Corp.	3,037	507,088

CVS Health Corp.	10,818	606,782

DaVita, Inc.*	622	53,647

HCA Healthcare, Inc.	2,177	269,817

Henry Schein, Inc.*	1,184	75,279

Humana, Inc.	1,098	438,409

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Health Care Providers & Services — continued

Laboratory Corp. of America Holdings*	804	160,615

McKesson Corp.	1,344	198,227

Quest Diagnostics, Inc.	1,112	135,820

UnitedHealth Group, Inc.	7,855	2,396,875

Universal Health Services, Inc., Class B	642	70,331

		5,990,696

Health Care Technology — 0.2%

Cerner Corp.	2,531	177,398

Veeva Systems, Inc., Class A*	1,117	301,646

		479,044

Hotels, Restaurants & Leisure — 1.6%

Aramark	2,090	57,977

Carnival Corp.	2,696	36,962

Chipotle Mexican Grill, Inc.*	233	279,945

Darden Restaurants, Inc.	1,069	98,262

Domino’s Pizza, Inc.	324	122,576

Hilton Worldwide Holdings, Inc.	2,298	201,787

Las Vegas Sands Corp.	2,717	130,579

Marriott International, Inc., Class A	2,192	203,593

McDonald’s Corp.	6,154	1,310,802

MGM Resorts International	3,381	69,547

Royal Caribbean Cruises Ltd.	1,468	82,825

Starbucks Corp.	9,669	840,816

Vail Resorts, Inc.	330	76,573

Wynn Resorts Ltd.	802	58,089

Yum! Brands, Inc.	2,490	232,392

		3,802,725

Household Durables — 0.4%

DR Horton, Inc.	2,734	182,659

Garmin Ltd.	1,228	127,737

Lennar Corp., Class A	2,265	159,071

Lennar Corp., Class B	133	7,566

Mohawk Industries, Inc.*	492	50,769

Newell Brands, Inc.	3,122	55,134

NVR, Inc.*	24	94,874

PulteGroup, Inc.	2,222	90,569

Whirlpool Corp.	509	94,145

		862,524

Household Products — 1.7%

Church & Dwight Co., Inc.	2,051	181,288

Clorox Co. (The)	1,043	216,162

Colgate-Palmolive Co.	7,095	559,724

Kimberly-Clark Corp.	2,817	373,506

INVESTMENTS	SHARES	VALUE ($)

Household Products — continued

Procter & Gamble Co. (The)	20,582	2,821,792

		4,152,472

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp. (The)	5,504	107,328

Vistra Corp.	4,034	70,071

		177,399

Industrial Conglomerates — 1.1%

3M Co.	4,756	760,770

General Electric Co.	72,385	537,097

Honeywell International, Inc.	5,796	956,050

Roper Technologies, Inc.	868	322,323

		2,576,240

Insurance — 1.9%

Aflac, Inc.	5,475	185,876

Alleghany Corp.	112	61,256

Allstate Corp. (The)	2,579	228,886

American Financial Group, Inc.	587	43,990

American International Group, Inc.	7,123	224,303

Aon plc, Class A	1,916	352,563

Arch Capital Group Ltd.*	3,358	101,445

Arthur J Gallagher & Co.	1,586	164,484

Chubb Ltd.	3,737	485,474

Cincinnati Financial Corp.	1,231	87,081

Everest Re Group Ltd.	329	64,839

Fidelity National Financial, Inc.	2,411	75,440

Globe Life, Inc.	808	65,521

Hartford Financial Services Group, Inc. (The)	2,962	114,096

Lincoln National Corp.	1,505	52,826

Loews Corp.	1,976	68,528

Markel Corp.*	108	100,742

Marsh & McLennan Cos., Inc.	4,184	432,877

MetLife, Inc.	6,383	241,597

Principal Financial Group, Inc.	2,106	82,597

Progressive Corp. (The)	4,834	444,245

Prudential Financial, Inc.	3,269	209,281

Reinsurance Group of America, Inc.	561	56,672

Travelers Cos., Inc. (The)	2,091	252,405

Willis Towers Watson plc	1,061	193,611

WR Berkley Corp.	1,155	69,439

		4,460,074

Interactive Media & Services — 5.8%

Alphabet, Inc., Class A*	2,484	4,014,417

Alphabet, Inc., Class C*	2,423	3,927,707

Facebook, Inc., Class A*	19,874	5,229,048

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	97

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Interactive Media & Services — continued

IAC/InterActiveCorp*	655	79,072

Snap, Inc., Class A*	7,416	292,116

Twitter, Inc.*	6,544	270,660

		13,813,020

Internet & Direct Marketing Retail — 5.1%

Amazon.com, Inc.*	3,521	10,690,284

Booking Holdings, Inc.*	335	543,538

eBay, Inc.	5,502	262,060

Expedia Group, Inc.	1,122	105,636

MercadoLibre, Inc. (Argentina)*	382	463,767

		12,065,285

IT Services — 5.5%

Accenture plc, Class A	5,264	1,141,814

Akamai Technologies, Inc.*	1,348	128,222

Automatic Data Processing, Inc.	3,549	560,600

Broadridge Financial Solutions, Inc.	954	131,270

Cognizant Technology Solutions Corp., Class A	4,483	320,176

DXC Technology Co.	2,098	38,645

Fidelity National Information Services, Inc.	5,123	638,275

Fiserv, Inc.*	4,590	438,207

FleetCor Technologies, Inc.*	699	154,416

Gartner, Inc.*	735	88,274

Global Payments, Inc.	2,475	390,407

GoDaddy, Inc., Class A*	1,376	97,338

International Business Machines Corp.	7,364	822,264

Jack Henry & Associates, Inc.	635	94,139

Leidos Holdings, Inc.	1,108	91,964

Mastercard, Inc., Class A	7,300	2,107,072

Okta, Inc.*	960	201,437

Paychex, Inc.	2,648	217,798

PayPal Holdings, Inc.*	9,698	1,805,089

Square, Inc., Class A*	3,065	474,707

Twilio, Inc., Class A*	1,133	316,073

VeriSign, Inc.*	830	158,281

Visa, Inc., Class A	13,938	2,532,674

Western Union Co. (The)	3,392	65,940

		13,015,082

Leisure Products — 0.0% (c)

Hasbro, Inc.	1,051	86,939

Polaris, Inc.	477	43,340

		130,279

Life Sciences Tools & Services — 1.3%

Agilent Technologies, Inc.	2,551	260,431

Avantor, Inc.*	3,673	85,471

INVESTMENTS	SHARES	VALUE ($)

Life Sciences Tools & Services — continued

Bio-Rad Laboratories, Inc., Class A*	174	102,037

Illumina, Inc.*	1,206	352,996

IQVIA Holdings, Inc.*	1,585	244,074

Mettler-Toledo International, Inc.*	192	191,599

PerkinElmer, Inc.	931	120,611

PPD, Inc.*	891	29,296

Thermo Fisher Scientific, Inc.	3,273	1,548,522

Waters Corp.*	506	112,747

		3,047,784

Machinery — 1.6%

Caterpillar, Inc.	4,478	703,270

Cummins, Inc.	1,217	267,606

Deere & Co.	2,586	584,203

Donaldson Co., Inc.	1,042	49,495

Dover Corp.	1,192	131,966

Fortive Corp.	2,789	171,802

IDEX Corp.	627	106,835

Illinois Tool Works, Inc.	2,383	466,782

Otis Worldwide Corp.	3,365	206,207

PACCAR, Inc.	2,865	244,614

Parker-Hannifin Corp.	1,059	220,653

Pentair plc	1,370	68,171

Snap-on, Inc.	456	71,834

Stanley Black & Decker, Inc.	1,313	218,221

Westinghouse Air Brake Technologies Corp.	1,472	87,290

Xylem, Inc.	1,494	130,187

		3,729,136

Media — 1.4%

Altice USA, Inc., Class A*	2,731	73,601

Charter Communications, Inc., Class A*	1,230	742,699

Comcast Corp., Class A	37,693	1,592,152

Discovery, Inc., Class A*	1,331	26,940

Discovery, Inc., Class C*	2,560	46,899

DISH Network Corp., Class A*	2,033	51,821

Fox Corp., Class A	2,835	75,184

Fox Corp., Class B	1,293	33,799

Interpublic Group of Cos., Inc. (The)	3,220	58,250

Liberty Broadband Corp., Class A*	187	26,283

Liberty Broadband Corp., Class C*	1,268	179,688

Liberty Media Corp.-Liberty SiriusXM, Class A*	693	23,957

Liberty Media Corp.-Liberty SiriusXM, Class C*	1,440	49,824

News Corp., Class A	3,214	42,200

News Corp., Class B	1,013	13,189

Omnicom Group, Inc.	1,774	83,733

Sirius XM Holdings, Inc.	10,055	57,615

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Media — continued

ViacomCBS, Inc.	4,658	133,079

ViacomCBS, Inc., Class A	85	2,538

		3,313,451

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	12,007	208,201

Newmont Corp.	6,641	417,321

Nucor Corp.	2,494	119,114

Southern Copper Corp. (Peru)	706	36,952

Steel Dynamics, Inc.	1,657	52,162

		833,750

Mortgage Real Estate Investment Trusts (REITs) — 0.1%

AGNC Investment Corp.	4,588	64,094

Annaly Capital Management, Inc.	11,600	82,244

		146,338

Multiline Retail — 0.5%

Dollar General Corp.	2,063	430,569

Dollar Tree, Inc.*	1,955	176,576

Target Corp.	4,143	630,647

		1,237,792

Multi-Utilities — 0.9%

Ameren Corp.	2,036	165,160

CenterPoint Energy, Inc.	4,501	95,106

CMS Energy Corp.	2,373	150,282

Consolidated Edison, Inc.	2,772	217,574

Dominion Energy, Inc.	6,949	558,283

DTE Energy Co.	1,594	196,732

NiSource, Inc.	3,173	72,884

Public Service Enterprise Group, Inc.	4,178	242,951

Sempra Energy	2,393	299,986

WEC Energy Group, Inc.	2,614	262,838

		2,261,796

Oil, Gas & Consumable Fuels — 1.7%

Apache Corp.	3,121	25,904

Cabot Oil & Gas Corp.	3,293	58,582

Cheniere Energy, Inc.*	1,902	91,049

Chevron Corp.	15,918	1,106,301

Concho Resources, Inc.	1,622	67,329

ConocoPhillips	8,871	253,888

Devon Energy Corp.	3,171	28,317

Diamondback Energy, Inc.	1,301	33,774

EOG Resources, Inc.	4,812	164,763

Exxon Mobil Corp.	34,963	1,140,493

Hess Corp.(b)	2,257	84,006

INVESTMENTS	SHARES	VALUE ($)

Oil, Gas & Consumable Fuels — continued

HollyFrontier Corp.	1,227	22,712

Kinder Morgan, Inc.	16,094	191,519

Marathon Oil Corp.	3,591	14,220

Marathon Petroleum Corp.	5,377	158,621

Occidental Petroleum Corp.	3,661	33,425

ONEOK, Inc.	3,674	106,546

Phillips 66	3,609	168,396

Pioneer Natural Resources Co.	1,359	108,122

Valero Energy Corp.	3,370	130,116

Williams Cos., Inc. (The)	10,029	192,457

		4,180,540

Personal Products — 0.2%

Coty, Inc., Class A	1,159	3,361

Estee Lauder Cos., Inc. (The), Class A	1,861	408,787

Herbalife Nutrition Ltd.*	808	36,473

		448,621

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	18,638	1,089,391

Elanco Animal Health, Inc.*	2,707	83,944

Eli Lilly and Co.	6,564	856,339

Jazz Pharmaceuticals plc*	462	66,574

Johnson & Johnson	21,769	2,984,748

Merck & Co., Inc.	20,908	1,572,491

Mylan NV*	4,269	62,071

Perrigo Co. plc	1,127	49,441

Pfizer, Inc.	45,945	1,630,129

Zoetis, Inc.	3,927	622,626

		9,017,754

Professional Services — 0.5%

Clarivate plc (United Kingdom)*	2,175	60,356

CoStar Group, Inc.*	325	267,673

Equifax, Inc.	1,011	138,103

IHS Markit Ltd.	3,091	249,969

ManpowerGroup, Inc.	480	32,578

Nielsen Holdings plc	2,952	39,881

TransUnion	1,577	125,624

Verisk Analytics, Inc.	1,346	239,548

		1,153,732

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A*	2,777	139,961

Road & Rail — 1.1%

CSX Corp.	6,325	499,295

JB Hunt Transport Services, Inc.	695	84,609

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	99

JPMorgan BetaBuilders U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Road & Rail — continued

Kansas City Southern	784	138,094

Lyft, Inc., Class A*	2,005	45,774

Norfolk Southern Corp.	2,104	439,988

Old Dominion Freight Line, Inc.	796	151,535

Uber Technologies, Inc.*	11,448	382,478

Union Pacific Corp.	5,611	994,213

		2,735,986

Semiconductors & Semiconductor Equipment — 4.7%

Advanced Micro Devices, Inc.*	9,703	730,539

Analog Devices, Inc.	3,053	361,872

Applied Materials, Inc.	7,546	446,949

Broadcom, Inc.	3,332	1,164,967

Intel Corp.	35,174	1,557,505

KLA Corp.	1,285	253,376

Lam Research Corp.	1,203	411,522

Marvell Technology Group Ltd.	5,505	206,492

Maxim Integrated Products, Inc.	2,213	154,135

Microchip Technology, Inc.	2,086	219,197

Micron Technology, Inc.*	9,189	462,574

NVIDIA Corp.	5,105	2,559,443

Qorvo, Inc.*	947	120,610

QUALCOMM, Inc.	9,335	1,151,566

Skyworks Solutions, Inc.	1,378	194,698

Texas Instruments, Inc.	7,579	1,095,848

Xilinx, Inc.	2,017	239,398

		11,330,691

Software — 9.5%

Adobe, Inc.*	3,972	1,775,881

ANSYS, Inc.*	711	216,407

Autodesk, Inc.*	1,818	428,212

Cadence Design Systems, Inc.*	2,308	252,426

CDK Global, Inc.	1,011	43,574

Citrix Systems, Inc.	1,025	116,102

Crowdstrike Holdings, Inc., Class A*	1,256	155,543

DocuSign, Inc.*	1,518	307,016

Fortinet, Inc.*	1,112	122,731

Intuit, Inc.	2,164	680,968

Microsoft Corp.	62,574	12,669,358

NortonLifeLock, Inc.	4,886	100,505

Oracle Corp.	15,989	897,143

Palo Alto Networks, Inc.*	798	176,510

Paycom Software, Inc.*	404	147,092

PTC, Inc.*	867	72,724

RingCentral, Inc., Class A*	645	166,629

salesforce.com, Inc.*	7,524	1,747,599

INVESTMENTS	SHARES	VALUE ($)

Software — continued

ServiceNow, Inc.*	1,588	790,141

Splunk, Inc.*	1,308	259,036

SS&C Technologies Holdings, Inc.	1,851	109,616

Synopsys, Inc.*	1,259	269,250

VMware, Inc., Class A* (b)	661	85,091

Workday, Inc., Class A*	1,439	302,363

Zoom Video Communications, Inc., Class A*	1,508	695,052

		22,586,969

Specialty Retail — 2.3%

Advance Auto Parts, Inc.	570	83,950

AutoZone, Inc.*	187	211,119

Best Buy Co., Inc.	1,908	212,837

Burlington Stores, Inc.*	547	105,888

CarMax, Inc.*	1,351	116,780

Home Depot, Inc. (The)	8,898	2,373,186

Lowe’s Cos., Inc.	6,248	987,809

O’Reilly Automotive, Inc.*	617	269,382

Ross Stores, Inc.	2,946	250,911

Tiffany & Co.	891	116,579

TJX Cos., Inc. (The)	9,916	503,733

Tractor Supply Co.	961	128,015

Ulta Beauty, Inc.*	468	96,768

		5,456,957

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc.	132,941	14,471,957

Dell Technologies, Inc., Class C*	1,936	116,663

Hewlett Packard Enterprise Co.	10,638	91,912

HP, Inc.	11,358	203,990

NetApp, Inc.	1,837	80,626

Seagate Technology plc	1,845	88,228

Western Digital Corp.	2,498	94,250

Xerox Holdings Corp.	1,473	25,601

		15,173,227

Textiles, Apparel & Luxury Goods — 0.8%

Lululemon Athletica, Inc.*	976	311,627

NIKE, Inc., Class B	10,298	1,236,584

Tapestry, Inc.	2,291	50,929

Under Armour, Inc., Class A*	1,552	21,480

Under Armour, Inc., Class C*	1,607	19,653

VF Corp.	2,642	177,542

		1,817,815

Thrifts & Mortgage Finance — 0.0% (c)

New York Community Bancorp, Inc.	3,837	31,885

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Tobacco — 0.6%

Altria Group, Inc.	15,366	554,405

Philip Morris International, Inc.	12,878	914,596

		1,469,001

Trading Companies & Distributors — 0.2%

Fastenal Co.	4,739	204,867

United Rentals, Inc.*	590	105,191

Watsco, Inc.	266	59,621

WW Grainger, Inc.	377	131,958

		501,637

Water Utilities — 0.1%

American Water Works Co., Inc.	1,502	226,066

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc.*	4,809	526,922

Total Common Stocks (Cost $221,995,405)		236,659,332

Short-Term Investments — 0.6%

Investment Companies — 0.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (d) (e) (Cost $1,117,563)	1,117,563	1,117,563

Investment Of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	149,895	149,910

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	103,441	103,441

Total Investment of Cash Collateral from Securities Loaned (Cost $253,366)		253,351

INVESTMENTS	SHARES	VALUE ($)

Total Short-Term Investments (Cost $1,370,929)		1,370,914

Total Investments — 99.9% (Cost $223,366,334)		238,030,246
Other Assets Less Liabilities — 0.1%		342,329

NET ASSETS — 100.0%		238,372,575

Percentages indicated are based on net assets.

(a)	Investmentin affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $247,666.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Micro E-Mini S&P 500 Index	102	12/2020	USD	1,665,405	(39,331)

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	101

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 100.0%

Aerospace & Defense — 1.0%

Axon Enterprise, Inc.*	25,449	2,516,906

BWX Technologies, Inc.	38,190	2,100,832

Curtiss-Wright Corp.	16,632	1,403,075

Hexcel Corp.	33,264	1,113,679

Mercury Systems, Inc.*	22,451	1,546,425

Moog, Inc., Class A	12,029	750,489

Spirit AeroSystems Holdings, Inc., Class A	42,346	770,274

		10,201,680

Airlines — 0.4%

Allegiant Travel Co.	5,210	702,100

American Airlines Group, Inc. (a)	205,535	2,318,435

JetBlue Airways Corp.*	109,219	1,307,351

		4,327,886

Auto Components — 0.5%

Adient plc*	37,575	797,342

Dana, Inc.	57,902	810,049

Gentex Corp.	98,536	2,726,491

Visteon Corp.*	11,088	994,039

		5,327,921

Automobiles — 0.4%

Harley-Davidson, Inc.	61,437	2,020,049

Thor Industries, Inc.	22,175	1,875,561

		3,895,610

Banks — 4.4%

Associated Banc-Corp.	61,598	843,277

Bank of Hawaii Corp.	16,016	971,210

Bank OZK	48,049	1,190,654

BankUnited, Inc.	36,959	933,215

BOK Financial Corp.	12,320	723,677

Commerce Bancshares, Inc.	40,244	2,505,189

Cullen/Frost Bankers, Inc.	22,373	1,572,151

First Citizens BancShares, Inc., Class A	3,078	1,424,191

First Financial Bankshares, Inc.	56,672	1,689,392

First Hawaiian, Inc.	51,744	893,101

First Horizon National Corp.	221,814	2,309,084

FNB Corp.	128,745	973,312

Glacier Bancorp, Inc.	38,191	1,367,238

Hancock Whitney Corp.	34,496	788,923

Home BancShares, Inc.	60,370	1,002,142

Investors Bancorp, Inc.	90,553	766,078

PacWest Bancorp	46,814	900,701

People’s United Financial, Inc.	169,400	1,807,498

Pinnacle Financial Partners, Inc.	30,407	1,392,337

Popular, Inc. (Puerto Rico)	33,878	1,429,652

INVESTMENTS	SHARES	VALUE ($)

Banks — continued

Prosperity Bancshares, Inc.	37,149	2,047,281

Signature Bank	21,558	1,740,593

Sterling Bancorp	77,616	1,038,502

Synovus Financial Corp.	59,060	1,535,560

TCF Financial Corp.	60,982	1,659,320

Texas Capital Bancshares, Inc.*	20,326	914,670

UMB Financial Corp.	17,248	1,049,886

Umpqua Holdings Corp.	96,624	1,213,597

United Bankshares, Inc.	51,744	1,357,245

Valley National Bancorp	160,778	1,228,344

Webster Financial Corp.	36,160	1,164,714

Western Alliance Bancorp	40,427	1,665,592

Wintrust Financial Corp.	23,094	1,136,918

		43,235,244

Beverages — 0.4%

Boston Beer Co., Inc. (The), Class A*	3,695	3,839,770

National Beverage Corp.*	4,926	385,657

		4,225,427

Biotechnology — 2.9%

ACADIA Pharmaceuticals, Inc.*	46,198	2,145,897

Acceleron Pharma, Inc.*	20,943	2,190,219

Agios Pharmaceuticals, Inc.*	22,997	921,490

Bluebird Bio, Inc.*	26,487	1,369,643

ChemoCentryx, Inc.*	19,887	954,576

Exelixis, Inc.*	123,881	2,537,083

FibroGen, Inc.*	33,263	1,276,634

Global Blood Therapeutics, Inc.*	24,639	1,302,910

Intercept Pharmaceuticals, Inc.*	10,472	291,017

Ionis Pharmaceuticals, Inc.*	56,577	2,656,290

Kodiak Sciences, Inc.*	10,471	950,872

Ligand Pharmaceuticals, Inc.* (a)	6,446	531,473

Myriad Genetics, Inc.*	29,570	367,555

Sage Therapeutics, Inc.*	20,942	1,536,724

Sarepta Therapeutics, Inc.*	31,474	4,277,631

Ultragenyx Pharmaceutical, Inc.*	24,464	2,458,632

United Therapeutics Corp.*	17,863	2,397,750

		28,166,396

Building Products — 0.8%

AO Smith Corp.	54,206	2,801,908

Armstrong World Industries, Inc.	19,096	1,143,850

JELD-WEN Holding, Inc.*	27,102	569,955

Trex Co., Inc.*	46,409	3,227,282

		7,742,995

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Capital Markets — 1.9%

Affiliated Managers Group, Inc.	18,481	1,392,913

Artisan Partners Asset Management, Inc., Class A	23,407	937,685

Eaton Vance Corp.	45,584	2,725,467

Evercore, Inc., Class A	13,335	1,060,666

FactSet Research Systems, Inc.	15,398	4,719,487

Federated Hermes, Inc., Class B	38,190	912,741

Janus Henderson Group plc (United Kingdom)	60,366	1,466,894

LPL Financial Holdings, Inc.	31,709	2,534,500

Morningstar, Inc.	8,623	1,641,647

Stifel Financial Corp.	27,485	1,606,773

		18,998,773

Chemicals — 2.0%

Ashland Global Holdings, Inc.	21,819	1,522,312

Avient Corp.	36,345	1,129,239

Cabot Corp.	22,790	866,248

Element Solutions, Inc.*	87,471	1,025,160

Huntsman Corp.	79,462	1,930,132

Ingevity Corp.*	16,631	912,709

NewMarket Corp.	3,078	1,100,970

Olin Corp.	56,672	937,922

RPM International, Inc.	52,108	4,411,984

Scotts Miracle-Gro Co. (The)	16,321	2,448,966

Sensient Technologies Corp.	16,982	1,111,132

Valvoline, Inc.	73,919	1,453,987

WR Grace & Co.	24,944	1,084,814

		19,935,575

Commercial Services & Supplies — 1.2%

ADT, Inc.	60,982	401,871

Brink’s Co. (The)	20,327	870,605

Cimpress plc (Ireland)*	8,006	587,640

Clean Harbors, Inc.*	20,522	1,087,050

Deluxe Corp.	16,633	356,612

Healthcare Services Group, Inc.	29,569	676,539

IAA, Inc.*	53,591	3,032,715

KAR Auction Services, Inc.	51,742	753,364

MSA Safety, Inc.	14,497	1,912,444

Tetra Tech, Inc.	21,559	2,175,519

		11,854,359

Communications Equipment — 0.9%

Ciena Corp.*	61,597	2,426,306

CommScope Holding Co., Inc.*	78,234	696,283

EchoStar Corp., Class A*	20,326	470,750

INVESTMENTS	SHARES	VALUE ($)

Communications Equipment — continued

Lumentum Holdings, Inc.*	30,182	2,495,750

NetScout Systems, Inc.*	28,952	594,095

ViaSat, Inc.*	25,870	876,993

Viavi Solutions, Inc.*	91,167	1,125,912

		8,686,089

Construction & Engineering — 0.7%

AECOM*	64,302	2,883,302

EMCOR Group, Inc.	22,174	1,512,045

MasTec, Inc.*	22,492	1,116,503

Valmont Industries, Inc.	8,623	1,224,035

		6,735,885

Construction Materials — 0.1%

Eagle Materials, Inc.	16,632	1,417,878

Consumer Finance — 0.8%

Credit Acceptance Corp.*	4,927	1,468,837

FirstCash, Inc.	16,631	865,477

Green Dot Corp., Class A*	21,558	1,149,473

LendingTree, Inc.*(a)	3,155	1,020,926

OneMain Holdings, Inc.	30,183	1,053,085

PRA Group, Inc.*	18,478	630,654

SLM Corp.	149,688	1,375,633

		7,564,085

Containers & Packaging — 1.1%

AptarGroup, Inc.	25,871	2,951,623

Berry Global Group, Inc.*	52,975	2,470,224

Graphic Packaging Holding Co.	111,494	1,481,755

O-I Glass, Inc.	62,830	592,487

Silgan Holdings, Inc.	31,416	1,082,281

Sonoco Products Co.	40,040	1,957,556

		10,535,926

Distributors — 0.6%

Pool Corp.	16,067	5,620,719

Diversified Consumer Services — 1.9%

Adtalem Global Education, Inc.*	20,942	490,880

Bright Horizons Family Solutions, Inc.*	24,219	3,827,813

Chegg, Inc.*	49,840	3,660,250

frontdoor, Inc.*	34,250	1,356,985

Graham Holdings Co., Class B	1,846	702,108

Grand Canyon Education, Inc.*	19,094	1,496,397

H&R Block, Inc.	76,999	1,329,003

Service Corp. International	70,224	3,252,073

Terminix Global Holdings, Inc.*	52,918	2,491,909

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	103

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Diversified Consumer Services — continued

WW International, Inc.*	18,814	398,104

		19,005,522

Diversified Telecommunication Services — 0.3%

GCI Liberty, Inc., Class A*	40,654	3,302,324

Electric Utilities — 1.3%

ALLETE, Inc.	20,942	1,080,188

Hawaiian Electric Industries, Inc.	43,734	1,444,971

IDACORP, Inc.	20,326	1,783,200

PG&E Corp.*	583,771	5,580,851

PNM Resources, Inc.	32,030	1,601,500

Portland General Electric Co.	35,728	1,404,111

		12,894,821

Electrical Equipment — 1.1%

Acuity Brands, Inc.	16,014	1,427,488

EnerSys	17,246	1,234,814

Generac Holdings, Inc.*	25,174	5,290,316

GrafTech International Ltd.	37,574	253,624

nVent Electric plc	67,760	1,223,068

Regal Beloit Corp.	16,269	1,604,937

		11,034,247

Electronic Equipment, Instruments & Components — 1.7%

Arrow Electronics, Inc.*	31,122	2,424,092

Avnet, Inc.	39,424	972,590

Belden, Inc.	17,863	551,609

Coherent, Inc.*	9,855	1,233,255

Dolby Laboratories, Inc., Class A	25,870	1,942,320

FLIR Systems, Inc.	52,359	1,816,334

Jabil, Inc.	54,207	1,796,420

Littelfuse, Inc.	9,855	1,950,699

National Instruments Corp.	52,360	1,637,821

SYNNEX Corp.	16,630	2,189,173

		16,514,313

Energy Equipment & Services — 0.0% (b)

Dril-Quip, Inc.*	14,167	366,925

Entertainment — 0.9%

Cinemark Holdings, Inc.	42,506	348,124

Liberty Media Corp.-Liberty Formula One, Class A*	10,471	348,684

Liberty Media Corp.-Liberty Formula One, Class C*	81,562	2,946,835

Lions Gate Entertainment Corp., Class A*	24,022	160,947

Lions Gate Entertainment Corp., Class B*	48,050	301,274

Madison Square Garden Sports Corp., Class A*	6,945	983,690

INVESTMENTS	SHARES	VALUE ($)

Entertainment — continued

Zynga, Inc., Class A*	400,977	3,604,783

		8,694,337

Equity Real Estate Investment Trusts (REITs) — 7.8%

American Campus Communities, Inc.	55,179	2,067,005

American Homes 4 Rent, Class A	106,566	3,012,621

Americold Realty Trust	81,636	2,957,672

Apartment Investment & Management Co., Class A	59,682	1,903,856

Apple Hospitality REIT, Inc.	82,546	817,205

Brixmor Property Group, Inc.	118,864	1,302,749

Colony Capital, Inc.	192,191	684,200

Columbia Property Trust, Inc.	45,585	482,289

CoreCivic, Inc.	47,434	304,052

CoreSite Realty Corp.	17,246	2,058,483

Cousins Properties, Inc.	59,137	1,506,811

CubeSmart	77,677	2,635,581

CyrusOne, Inc.	46,814	3,326,135

Douglas Emmett, Inc.	67,781	1,599,632

EastGroup Properties, Inc.	15,770	2,098,672

EPR Properties	29,913	713,126

Equity Commonwealth	48,662	1,285,650

First Industrial Realty Trust, Inc.	51,000	2,030,310

Gaming and Leisure Properties, Inc.	83,147	3,022,393

GEO Group, Inc. (The)	48,662	431,145

Healthcare Realty Trust, Inc.	54,208	1,506,982

Healthcare Trust of America, Inc., Class A	87,618	2,129,117

Highwoods Properties, Inc.	41,273	1,228,697

Hudson Pacific Properties, Inc.	61,484	1,184,182

JBG SMITH Properties	44,967	1,049,979

Kilroy Realty Corp.	41,887	1,972,040

Lamar Advertising Co., Class A	34,496	2,137,372

Life Storage, Inc.	18,811	2,147,276

Medical Properties Trust, Inc.	212,015	3,778,107

National Health Investors, Inc.	17,864	1,001,277

National Retail Properties, Inc.	69,575	2,227,096

Omega Healthcare Investors, Inc.	90,552	2,608,803

Outfront Media, Inc.	57,896	759,017

Paramount Group, Inc.	67,145	388,098

Park Hotels & Resorts, Inc.	94,246	935,863

Pebblebrook Hotel Trust	52,359	627,261

Piedmont Office Realty Trust, Inc., Class A	50,510	576,824

PS Business Parks, Inc.	8,044	917,257

Rayonier, Inc.	54,730	1,389,047

Retail Properties of America, Inc., Class A	85,623	448,665

Rexford Industrial Realty, Inc.	49,629	2,305,763

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

RLJ Lodging Trust	65,911	539,152

Ryman Hospitality Properties, Inc.	22,174	883,634

Sabra Health Care REIT, Inc.	81,928	1,078,173

Service Properties Trust	65,910	475,211

SITE Centers Corp.	60,366	411,093

Spirit Realty Capital, Inc.	41,312	1,241,426

STAG Industrial, Inc.	59,750	1,859,420

STORE Capital Corp.	91,166	2,342,966

Sunstone Hotel Investors, Inc.	86,238	639,886

Taubman Centers, Inc.	24,640	823,469

Uniti Group, Inc.	77,615	684,564

Weingarten Realty Investors	48,048	762,041

		77,299,345

Food & Staples Retailing — 1.0%

BJ’s Wholesale Club Holdings, Inc.*	55,304	2,117,590

Casey’s General Stores, Inc.	14,783	2,491,970

Performance Food Group Co.*	52,976	1,780,524

PriceSmart, Inc.	9,240	637,560

Sprouts Farmers Market, Inc.*	47,286	900,798

US Foods Holding Corp.*	88,458	1,848,772

		9,777,214

Food Products — 1.4%

Beyond Meat, Inc.*	19,778	2,816,980

Darling Ingredients, Inc.*	64,679	2,781,197

Flowers Foods, Inc.	78,234	1,844,758

Fresh Del Monte Produce, Inc.	12,318	265,207

Hain Celestial Group, Inc. (The)*	33,264	1,022,868

Lancaster Colony Corp.	8,006	1,330,117

Pilgrim’s Pride Corp.*	19,710	329,945

Post Holdings, Inc.*	25,255	2,169,404

Seaboard Corp.	102	351,390

TreeHouse Foods, Inc.*	22,790	885,164

		13,797,030

Gas Utilities — 0.7%

National Fuel Gas Co.	36,343	1,452,266

New Jersey Resources Corp.	38,193	1,114,472

ONE Gas, Inc.	21,217	1,464,822

Southwest Gas Holdings, Inc.	22,177	1,457,472

Spire, Inc.	20,640	1,156,666

		6,645,698

Health Care Equipment & Supplies — 4.8%

Cantel Medical Corp.	15,042	719,609

Envista Holdings Corp.*	63,448	1,676,296

Globus Medical, Inc., Class A*	30,183	1,573,138

INVESTMENTS	SHARES	VALUE ($)

Health Care Equipment & Supplies — continued

Haemonetics Corp.*	20,327	2,054,856

Hill-Rom Holdings, Inc.	26,704	2,431,933

ICU Medical, Inc.*	8,006	1,423,387

Insulet Corp.*	26,320	5,849,620

Integra LifeSciences Holdings Corp.*	28,335	1,249,574

LivaNova plc*	19,710	992,201

Masimo Corp.*	20,326	4,549,365

Novocure Ltd.*	33,638	4,107,200

NuVasive, Inc.*	20,329	903,218

Penumbra, Inc.*	13,551	3,537,218

Quidel Corp.*	15,398	4,131,129

Tandem Diabetes Care, Inc.*	24,419	2,661,671

West Pharmaceutical Services, Inc.	29,567	8,044,294

Wright Medical Group NV*	51,130	1,564,067

		47,468,776

Health Care Providers & Services — 2.4%

1Life Healthcare, Inc.*	28,950	816,680

Acadia Healthcare Co., Inc.*	35,726	1,273,632

Amedisys, Inc.*	13,017	3,371,403

Chemed Corp.	6,382	3,052,638

Encompass Health Corp.	39,426	2,417,208

Guardant Health, Inc.*	33,878	3,613,427

HealthEquity, Inc.*	30,798	1,585,789

MEDNAX, Inc.*	33,882	431,995

Molina Healthcare, Inc.*	23,775	4,433,324

Patterson Cos., Inc.	34,497	858,113

Premier, Inc., Class A	28,335	927,405

Tenet Healthcare Corp.*	41,889	1,027,956

		23,809,570

Health Care Technology — 1.0%

Schrodinger, Inc.*	13,146	641,262

Teladoc Health, Inc.* (a)	46,233	9,082,935

		9,724,197

Hotels, Restaurants & Leisure — 2.9%

Boyd Gaming Corp.	32,032	1,016,055

Choice Hotels International, Inc.	11,702	1,022,170

Churchill Downs, Inc.	14,167	2,113,008

Cracker Barrel Old Country Store, Inc.	9,500	1,081,290

DraftKings, Inc., Class A*	121,259	4,292,569

Dunkin’ Brands Group, Inc.	32,985	3,288,934

Extended Stay America, Inc.	63,450	720,157

Hilton Grand Vacations, Inc.*	33,880	697,928

Hyatt Hotels Corp., Class A	14,168	781,224

Jack in the Box, Inc.	9,238	739,594

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	105

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Marriott Vacations Worldwide Corp.	16,630	1,606,458

Norwegian Cruise Line Holdings Ltd.* (a)	110,500	1,837,615

Planet Fitness, Inc., Class A*	32,031	1,898,477

Scientific Games Corp.*	22,177	707,003

Six Flags Entertainment Corp.	30,183	652,556

Texas Roadhouse, Inc.	26,156	1,831,705

Wendy’s Co. (The)	71,456	1,561,314

Wyndham Destinations, Inc.	33,881	1,105,537

Wyndham Hotels & Resorts, Inc.	37,350	1,737,148

		28,690,742

Household Durables — 0.6%

Leggett & Platt, Inc.	52,975	2,210,647

Tempur Sealy International, Inc.*	19,096	1,699,544

Toll Brothers, Inc.	46,036	1,946,402

		5,856,593

Household Products — 0.2%

Energizer Holdings, Inc.	23,407	921,065

Reynolds Consumer Products, Inc.	21,858	617,270

Spectrum Brands Holdings, Inc.	15,400	875,798

		2,414,133

Independent Power and Renewable Electricity Producers — 0.1%

Ormat Technologies, Inc.	16,015	1,134,983

Industrial Conglomerates — 0.3%

Carlisle Cos., Inc.	21,881	2,710,399

Insurance — 3.5%

American National Group, Inc.	3,665	252,152

Assurant, Inc.	24,022	2,987,616

Assured Guaranty Ltd.	33,264	849,230

Athene Holding Ltd., Class A*	50,511	1,620,393

Axis Capital Holdings Ltd.	32,031	1,367,403

Brighthouse Financial, Inc.*	37,294	1,234,432

Brown & Brown, Inc.	94,109	4,094,683

CNO Financial Group, Inc.	56,671	1,005,910

Enstar Group Ltd.*	5,542	952,504

Erie Indemnity Co., Class A	10,000	2,328,700

First American Financial Corp.	44,710	1,993,619

Hanover Insurance Group, Inc. (The)	15,123	1,446,666

Kemper Corp.	24,639	1,519,241

Mercury General Corp.	10,473	426,356

Old Republic International Corp.	161,331	2,626,469

Primerica, Inc.	16,014	1,765,383

ProAssurance Corp.	21,559	332,655

RenaissanceRe Holdings Ltd. (Bermuda)	21,504	3,477,627

RLI Corp.	16,014	1,388,414

INVESTMENTS	SHARES	VALUE ($)

Insurance — continued

Selective Insurance Group, Inc.	24,023	1,250,637

Unum Group	81,311	1,435,952

White Mountains Insurance Group Ltd.	10	9,083

		34,365,125

Interactive Media & Services — 3.2%

Cargurus, Inc.*	34,303	683,659

Match Group, Inc.*	104,243	12,173,498

Pinterest, Inc., Class A*	185,493	10,934,812

TripAdvisor, Inc.	38,527	736,251

Yelp, Inc.*	27,718	545,213

Zillow Group, Inc., Class A*	14,434	1,289,389

Zillow Group, Inc., Class C*	57,286	5,076,685

		31,439,507

Internet & Direct Marketing Retail — 2.0%

Chewy, Inc., Class A*	28,650	1,764,840

Etsy, Inc.*	47,841	5,816,987

Grubhub, Inc.*	36,959	2,733,488

Qurate Retail, Inc., Series A	154,615	1,046,744

Stamps.com, Inc.*	7,046	1,572,949

Wayfair, Inc., Class A*	27,436	6,804,951

		19,739,959

IT Services — 3.9%

Alliance Data Systems Corp.	19,095	984,156

Black Knight, Inc.*	62,830	5,525,899

Booz Allen Hamilton Holding Corp.	55,247	4,336,890

CACI International, Inc., Class A*	10,062	2,098,229

EPAM Systems, Inc.*	22,393	6,918,317

Euronet Worldwide, Inc.*	20,943	1,860,576

Genpact Ltd.	70,839	2,434,737

KBR, Inc.	56,673	1,263,241

LiveRamp Holdings, Inc.*	26,486	1,750,460

MAXIMUS, Inc.	24,638	1,665,036

MongoDB, Inc.*	20,326	4,643,881

Perspecta, Inc.	54,210	971,985

Science Applications International Corp.	23,406	1,787,516

WEX, Inc.*	17,862	2,260,436

		38,501,359

Leisure Products — 0.4%

Brunswick Corp.	31,738	2,022,028

Mattel, Inc.*	138,598	1,908,494

		3,930,522

Life Sciences Tools & Services — 1.8%

Bio-Techne Corp.	15,399	3,886,862

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Life Sciences Tools & Services — continued

Bruker Corp.	40,658	1,729,591

Charles River Laboratories International, Inc.*	19,917	4,535,101

PRA Health Sciences, Inc.*	25,642	2,498,556

Repligen Corp.*	19,710	3,283,095

Syneos Health, Inc.*	27,722	1,471,484

		17,404,689

Machinery — 4.1%

AGCO Corp.	24,639	1,897,942

Allison Transmission Holdings, Inc.	45,385	1,640,668

Barnes Group, Inc.	18,480	678,216

Colfax Corp.*	40,041	1,088,715

Crane Co.	19,712	1,000,384

Flowserve Corp.	52,183	1,519,569

Gates Industrial Corp. plc*	17,249	191,464

Graco, Inc.	66,837	4,137,210

Ingersoll Rand, Inc.*	148,813	5,199,526

ITT, Inc.	34,496	2,087,353

Kennametal, Inc.	33,262	1,031,122

Lincoln Electric Holdings, Inc.	23,802	2,423,520

Middleby Corp. (The)*	22,299	2,219,642

Navistar International Corp.*	19,947	859,915

Nordson Corp.	21,639	4,185,632

Oshkosh Corp.	27,104	1,825,725

RBC Bearings, Inc.*	10,051	1,196,572

Timken Co. (The)	27,103	1,618,049

Toro Co. (The)	43,016	3,531,614

Trinity Industries, Inc.	35,726	673,078

Woodward, Inc.	23,406	1,861,947

		40,867,863

Marine — 0.1%

Kirby Corp.*	24,023	924,645

Media — 0.9%

Cable One, Inc.	2,172	3,761,600

John Wiley & Sons, Inc., Class A	17,249	534,029

New York Times Co. (The), Class A	57,883	2,295,640

Nexstar Media Group, Inc., Class A	18,156	1,496,054

Sinclair Broadcast Group, Inc., Class A	19,094	354,767

		8,442,090

Metals & Mining — 0.9%

Alcoa Corp.*	74,539	963,044

Compass Minerals International, Inc.	13,552	818,270

Reliance Steel & Aluminum Co.	25,562	2,786,002

Royal Gold, Inc.	26,260	3,119,950

INVESTMENTS	SHARES	VALUE ($)

Metals & Mining — continued

United States Steel Corp.	88,086	850,911

Worthington Industries, Inc.	14,170	697,306

		9,235,483

Mortgage Real Estate Investment Trusts (REITs) — 0.5%

Blackstone Mortgage Trust, Inc., Class A	58,518	1,269,841

Chimera Investment Corp.	92,401	771,548

New Residential Investment Corp.	165,705	1,242,787

Starwood Property Trust, Inc.	113,345	1,583,430

Two Harbors Investment Corp.	109,033	551,707

		5,419,313

Multiline Retail — 0.4%

Kohl’s Corp.	63,255	1,346,699

Nordstrom, Inc. (a)	43,121	521,764

Ollie’s Bargain Outlet Holdings, Inc.*	22,791	1,984,868

		3,853,331

Multi-Utilities — 0.4%

Avista Corp.	27,104	900,395

Black Hills Corp.	25,254	1,430,892

MDU Resources Group, Inc.	80,079	1,902,677

		4,233,964

Oil, Gas & Consumable Fuels — 0.8%

Cimarex Energy Co.	40,912	1,037,937

CNX Resources Corp.*	90,034	873,330

Continental Resources, Inc.	24,641	296,431

CVR Energy, Inc.	11,703	128,850

Delek US Holdings, Inc.	24,640	247,878

Equitrans Midstream Corp.	162,009	1,176,185

Parsley Energy, Inc., Class A	120,782	1,209,028

PBF Energy, Inc., Class A	38,193	178,361

PDC Energy, Inc.*	39,931	475,978

Targa Resources Corp.	93,493	1,500,563

World Fuel Services Corp.	25,257	531,660

WPX Energy, Inc.*	161,390	744,008

		8,400,209

Paper & Forest Products — 0.2%

Domtar Corp.	22,175	529,539

Louisiana-Pacific Corp.	44,967	1,285,157

		1,814,696

Personal Products — 0.1%

Nu Skin Enterprises, Inc., Class A	20,601	1,016,659

Pharmaceuticals — 1.6%

Axsome Therapeutics, Inc.*	10,473	694,465

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	107

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Pharmaceuticals — continued

Catalent, Inc.*	65,806	5,775,793

Horizon Therapeutics plc*	84,756	6,350,767

Innoviva, Inc.*	25,255	273,006

Pacira BioSciences, Inc.*	17,246	901,966

Prestige Consumer Healthcare, Inc.*	19,714	651,153

Reata Pharmaceuticals, Inc., Class A*	9,854	1,150,060

		15,797,210

Professional Services — 1.0%

ASGN, Inc.*	20,944	1,396,546

CoreLogic, Inc.	31,857	2,450,759

FTI Consulting, Inc.*	14,782	1,455,436

Insperity, Inc.	14,467	1,107,883

Robert Half International, Inc.	45,959	2,329,661

TriNet Group, Inc.*	16,188	1,115,677

		9,855,962

Real Estate Management & Development — 0.4%

Cushman & Wakefield plc*	43,120	505,366

Howard Hughes Corp. (The)*	18,068	1,123,649

Jones Lang LaSalle, Inc.	20,942	2,363,514

		3,992,529

Road & Rail — 0.7%

AMERCO	3,695	1,282,756

Avis Budget Group, Inc.*	20,669	695,925

Knight-Swift Transportation Holdings, Inc.	50,510	1,918,875

Landstar System, Inc.	15,399	1,920,255

Ryder System, Inc.	21,559	1,061,997

		6,879,808

Semiconductors & Semiconductor Equipment — 4.8%

Cirrus Logic, Inc.*	23,407	1,612,040

CMC Materials, Inc.	11,703	1,664,050

Cree, Inc.*	43,736	2,781,610

Enphase Energy, Inc.*	50,510	4,954,526

Entegris, Inc.	54,051	4,041,393

First Solar, Inc.*	33,879	2,948,998

MKS Instruments, Inc.	22,174	2,403,440

Monolithic Power Systems, Inc.	16,925	5,409,230

ON Semiconductor Corp.*	164,705	4,132,448

Silicon Laboratories, Inc.*	17,559	1,799,095

SolarEdge Technologies, Inc.*	20,093	5,177,765

Synaptics, Inc.*	13,553	1,039,108

Teradyne, Inc.	66,565	5,847,735

Universal Display Corp.	17,247	3,420,253

		47,231,691

INVESTMENTS	SHARES	VALUE ($)

Software — 11.6%

ACI Worldwide, Inc.*	46,661	1,361,101

Alteryx, Inc., Class A*	21,558	2,702,295

Anaplan, Inc.*	55,142	3,052,110

Aspen Technology, Inc.*	27,103	2,976,180

Avalara, Inc.*	33,466	4,988,107

Bill.Com Holdings, Inc.*	23,644	2,364,400

Blackbaud, Inc.	19,875	980,633

Ceridian HCM Holding, Inc.*	52,046	4,487,406

CommVault Systems, Inc.*	18,480	731,623

Coupa Software, Inc.*	26,890	7,198,453

Datadog, Inc., Class A*	70,767	6,422,105

Dropbox, Inc., Class A*	117,636	2,148,033

Dynatrace, Inc.*	73,242	2,586,175

Elastic NV*	24,022	2,436,071

Fair Isaac Corp.*	11,702	4,580,748

FireEye, Inc.*	89,936	1,244,714

Five9, Inc.*	26,194	3,974,154

Guidewire Software, Inc.*	33,263	3,196,907

HubSpot, Inc.*	17,246	5,002,547

j2 Global, Inc.*	17,864	1,212,608

Manhattan Associates, Inc.*	25,467	2,177,429

New Relic, Inc.*	20,942	1,270,342

Nuance Communications, Inc.*	112,727	3,597,119

Nutanix, Inc., Class A*	73,953	1,800,016

Paylocity Holding Corp.*	14,886	2,761,651

Pegasystems, Inc.	16,014	1,855,702

Proofpoint, Inc.*	23,088	2,210,445

RealPage, Inc.*	35,548	1,979,668

Slack Technologies, Inc., Class A*	173,434	4,436,442

Smartsheet, Inc., Class A*	44,966	2,241,555

SolarWinds Corp.*	28,950	591,449

Trade Desk, Inc. (The), Class A*	16,730	9,476,709

Tyler Technologies, Inc.*	16,133	6,201,203

Verint Systems, Inc.*	25,871	1,255,261

Zendesk, Inc.*	46,199	5,125,317

Zscaler, Inc.*	28,779	3,906,749

		114,533,427

Specialty Retail — 2.7%

Aaron’s Holdings Co., Inc.	26,918	1,406,735

American Eagle Outfitters, Inc.	59,138	810,782

AutoNation, Inc.*	23,407	1,327,879

Carvana Co.*	22,269	4,127,559

Five Below, Inc.*	22,388	2,985,216

Floor & Decor Holdings, Inc., Class A*	41,588	3,035,924

Foot Locker, Inc.	41,789	1,541,178

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Specialty Retail — continued

Gap, Inc. (The)	82,379	1,602,271

L Brands, Inc.	93,584	2,995,624

Penske Automotive Group, Inc.	12,935	661,755

RH*	6,159	2,064,682

Sally Beauty Holdings, Inc.*	44,968	376,382

Urban Outfitters, Inc.*	27,106	605,548

Williams-Sonoma, Inc.	31,190	2,844,840

		26,386,375

Technology Hardware, Storage & Peripherals — 0.2%

Pure Storage, Inc., Class A*	95,626	1,539,579

Textiles, Apparel & Luxury Goods — 1.4%

Capri Holdings Ltd.*	60,276	1,279,057

Carter’s, Inc.	17,493	1,424,805

Columbia Sportswear Co.	12,319	918,874

Deckers Outdoor Corp.*	11,234	2,846,358

Hanesbrands, Inc.	139,582	2,243,083

PVH Corp.	28,440	1,657,768

Ralph Lauren Corp.	19,310	1,290,873

Skechers U.S.A., Inc., Class A*	54,646	1,732,825

Wolverine World Wide, Inc.	32,648	870,722

		14,264,365

Thrifts & Mortgage Finance — 0.5%

Essent Group Ltd.	44,967	1,791,935

MGIC Investment Corp.	134,905	1,357,144

Radian Group, Inc.	76,384	1,371,093

TFS Financial Corp.	19,095	299,983

		4,820,155

Tobacco — 0.0% (b)

Vector Group Ltd.	50,514	464,224

Trading Companies & Distributors — 0.8%

Air Lease Corp.	42,505	1,157,836

Beacon Roofing Supply, Inc.*	21,561	661,923

GATX Corp.	14,166	967,254

HD Supply Holdings, Inc.*	64,679	2,578,105

MSC Industrial Direct Co., Inc., Class A	18,251	1,271,365

Univar Solutions, Inc.*	67,780	1,124,470

		7,760,953

Transportation Infrastructure — 0.1%

Macquarie Infrastructure Corp.	29,307	756,121

Water Utilities — 0.4%

Essential Utilities, Inc.	89,441	3,684,969

INVESTMENTS	SHARES	VALUE ($)

Wireless Telecommunication Services — 0.1%

Telephone and Data Systems, Inc.	39,426	670,242

United States Cellular Corp.*	6,158	179,321

		849,563

Total Common Stocks (Cost $1,026,840,095)		988,019,962

Short-Term Investments — 1.5%

Investment Companies — 0.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $2,909,004)	2,909,004	2,909,004

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d) (Cost $12,084,091)	12,084,091	12,084,091

Total Short-Term Investments (Cost $14,993,095)		14,993,095

Total Investments — 101.5% (Cost $1,041,833,190)		1,003,013,057

Liabilities in Excess of Other Assets — (1.5)%		(14,881,104)

NET ASSETS — 100.0%		988,131,953

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $11,217,036.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	109

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
S&P Midcap 400 E-Mini Index	1	12/2020	USD	189,530	(7,142)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.9%

Bahrain — 0.1%

Ahli United Bank BSC	390,106	299,966

Brazil — 10.7%

Alpargatas SA (Preference)	59,717	416,503

Ambev SA*	373,797	796,068

B3 SA — Brasil Bolsa Balcao	161,359	1,428,847

Banco Bradesco SA (Preference)	243,204	851,942

Banco BTG Pactual SA*	32,697	412,961

Banco do Brasil SA*	102,887	533,446

Banco do Estado do Rio Grande do Sul SA (Preference), Class B	53,867	111,434

BB Seguridade Participacoes SA	85,122	351,587

BR Malls Participacoes SA*	46,777	66,685

BRF SA*	72,659	213,243

CCR SA	191,194	370,862

Cia de Saneamento Basico do Estado de Sao Paulo*	58,399	433,060

Cia de Saneamento do Parana*	56,707	234,124

Cia de Transmissao de Energia Eletrica Paulista (Preference)	104,612	428,078

Cia Energetica de Minas Gerais (Preference)*	170,812	304,237

Cia Energetica de Sao Paulo (Preference), Class B	51,052	233,108

Cia Paranaense de Energia (Preference)*	34,446	369,196

Cia Siderurgica Nacional SA	10,831	38,715

Cosan SA	37,068	417,713

CPFL Energia SA	51,546	249,647

Duratex SA*	110,757	370,030

EDP — Energias do Brasil SA	119,272	353,579

Eneva SA*	34,646	317,601

Engie Brasil Energia SA	38,120	264,344

Equatorial Energia SA	122,988	427,825

Fleury SA	56,471	270,449

Gerdau SA (Preference)	67,662	257,184

Grendene SA	161,702	226,295

Hapvida Participacoes e Investimentos SA(a)	35,353	397,586

Hypera SA*	63,353	307,935

Itau Unibanco Holding SA (Preference)	234,815	961,285

Itausa SA (Preference)	267,986	424,541

Lojas Renner SA*	92,098	601,419

M Dias Branco SA*	36,871	207,104

Natura & Co. Holding SA*	39,781	319,540

Neoenergia SA*	77,811	234,330

Petrobras Distribuidora SA	102,034	339,820

Petroleo Brasileiro SA (Preference)	385,214	1,270,183

Porto Seguro SA	6,597	55,186

Qualicorp Consultoria e Corretora de Seguros SA	56,565	314,275

INVESTMENTS	SHARES	VALUE ($)

Brazil — continued

Rumo SA*	131,592	416,704

Sao Martinho SA	90,776	333,492

Sul America SA*	13,341	92,653

Telefonica Brasil SA (Preference)	67,716	502,033

TIM SA*	151,274	311,620

TOTVS SA	91,059	428,003

Transmissora Alianca de Energia Eletrica SA	82,898	406,692

Usinas Siderurgicas de Minas Gerais SA Usiminas (Preference), Class A	78,172	147,681

Vale SA	262,636	2,762,325

WEG SA	86,352	1,142,240

YDUQS Participacoes SA	59,653	237,346

		22,962,756

Chile — 1.2%

AES Gener SA	1,283,840	199,225

Aguas Andinas SA, Class A	809,621	210,305

Banco de Chile	1,708,558	131,903

Cencosud SA	184,559	256,564

Cia Cervecerias Unidas SA	28,453	158,215

Colbun SA	2,174,538	328,163

Enel Americas SA	4,978,889	660,590

Enel Chile SA	5,573,131	373,968

Engie Energia Chile SA	169,397	178,313

		2,497,246

China — 25.2%

Angang Steel Co. Ltd., Class H	111,800	32,827

Anhui Conch Cement Co. Ltd., Class H	136,000	850,747

Anhui Gujing Distillery Co. Ltd., Class A	14,500	456,077

ANTA Sports Products Ltd.	32,000	355,237

BAIC Motor Corp. Ltd., Class H (a)	158,500	58,618

Bank of China Ltd., Class H	1,831,000	578,342

Bank of Hangzhou Co. Ltd., Class A	197,700	383,573

Baoshan Iron & Steel Co. Ltd., Class A	374,400	299,157

Beijing Capital International Airport Co. Ltd., Class H	116,000	70,877

Beijing Enterprises Holdings Ltd.	35,500	106,953

Bluestar Adisseo Co., Class A	142,400	266,311

Bosideng International Holdings Ltd. (b)	226,000	99,280

BYD Electronic International Co. Ltd.	39,500	170,227

CGN Power Co. Ltd., Class H (a)	1,882,000	403,639

China CITIC Bank Corp. Ltd., Class H	335,000	136,348

China Coal Energy Co. Ltd., Class H	117,000	28,580

China Communications Services Corp. Ltd., Class H	530,000	308,808

China Conch Venture Holdings Ltd.	86,000	382,941

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	111

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

China — continued

China Construction Bank Corp., Class H	1,011,000	696,694

China Everbright Bank Co. Ltd., Class H	119,000	41,239

China Gas Holdings Ltd.	87,200	267,970

China Lesso Group Holdings Ltd.	160,000	259,396

China Longyuan Power Group Corp. Ltd., Class H	190,000	130,228

China Medical System Holdings Ltd.	348,000	365,949

China Merchants Bank Co. Ltd., Class H	146,000	760,504

China Merchants Port Holdings Co. Ltd.	96,000	102,046

China Minsheng Banking Corp. Ltd., Class H	256,800	140,544

China Mobile Ltd.	425,500	2,602,588

China National Building Material Co. Ltd., Class H	436,250	502,151

China Petroleum & Chemical Corp., Class H	1,496,000	584,145

China Resources Cement Holdings Ltd.	296,000	387,591

China Resources Gas Group Ltd.	110,000	477,974

China Resources Land Ltd.	106,000	433,505

China Resources Pharmaceutical Group Ltd. (a)	213,000	106,485

China Resources Power Holdings Co. Ltd.	246,000	256,042

China Shenhua Energy Co. Ltd., Class H	380,500	659,270

China South Publishing & Media Group Co. Ltd., Class A	140,500	220,496

China Telecom Corp. Ltd., Class H	1,798,000	564,409

China Unicom Hong Kong Ltd.	790,000	486,948

China Vanke Co. Ltd., Class H	53,100	164,821

China Yangtze Power Co. Ltd., Class A	218,500	620,212

Chinese Universe Publishing and Media Group Co. Ltd., Class A	141,900	245,692

Chongqing Rural Commercial Bank Co. Ltd., Class H	117,000	46,719

CITIC Ltd.	343,000	245,224

Citic Pacific Special Steel Group Co. Ltd., Class A	122,576	296,015

CNOOC Ltd.	1,483,000	1,356,879

COSCO SHIPPING Energy Transportation Co. Ltd., Class H	82,000	32,346

COSCO SHIPPING Ports Ltd.	124,000	72,625

Country Garden Services Holdings Co. Ltd.	50,000	314,885

Dali Foods Group Co. Ltd. (a)	499,500	310,121

Daqin Railway Co. Ltd., Class A	286,100	274,180

Datang International Power Generation Co. Ltd., Class H	236,000	29,864

ENN Energy Holdings Ltd.	87,500	1,107,409

Foshan Haitian Flavouring & Food Co. Ltd., Class A	23,220	556,050

Fosun International Ltd. (b)	127,576	154,052

INVESTMENTS	SHARES	VALUE ($)

China — continued

Fujian Sunner Development Co. Ltd., Class A	72,600	239,651

G-bits Network Technology Xiamen Co. Ltd., Class A	5,400	381,228

Geely Automobile Holdings Ltd.	118,000	242,473

Great Wall Motor Co. Ltd., Class H	320,500	518,912

Greattown Holdings Ltd., Class A	259,300	203,987

Guangdong Baolihua New Energy Stock Co. Ltd., Class A	119,700	135,571

Guangdong Investment Ltd.	374,000	554,683

Guangxi Guiguan Electric Power Co. Ltd., Class A	283,600	188,185

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	26,000	61,816

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	23,600	362,974

Haier Electronics Group Co. Ltd.	131,000	499,402

Haitian International Holdings Ltd.	39,000	96,664

Heilongjiang Agriculture Co. Ltd., Class A	159,800	416,288

Henan Shuanghui Investment & Development Co. Ltd., Class A	38,100	284,968

Henan Zhongyuan Expressway Co. Ltd., Class A	291,000	147,953

Huabao Flavours & Fragrances Co. Ltd., Class A	48,600	378,435

Huadian Power International Corp. Ltd., Class H	8,000	1,985

Huaibei Mining Holdings Co. Ltd., Class A	149,800	225,888

Hualan Biological Engineering, Inc., Class A	45,700	350,258

Huaxin Cement Co. Ltd., Class B	190,100	396,512

Hunan Valin Steel Co. Ltd., Class A	259,500	197,154

Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia, Class A	197,316	285,933

Industrial & Commercial Bank of China Ltd., Class H	3,220,000	1,828,524

Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	676,700	260,372

Inner Mongolia Yitai Coal Co. Ltd., Class B	57,800	36,265

Jiangsu Expressway Co. Ltd., Class A	52,000	71,303

Jiangsu Hengli Hydraulic Co. Ltd., Class A	34,756	393,673

Jiangsu Zhongnan Construction Group Co. Ltd., Class A	222,800	301,217

Jiangxi Copper Co. Ltd., Class H	71,000	84,787

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	130,500	294,744

Joyoung Co. Ltd., Class A	69,971	369,365

JOYY, Inc., ADR	2,930	267,743

Kingboard Holdings Ltd.	88,500	299,754

Kunlun Energy Co. Ltd.	538,000	348,303

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

China — continued

Kweichow Moutai Co. Ltd., Class A	7,700	1,924,900

Lens Technology Co. Ltd., Class A	48,500	243,087

Li Ning Co. Ltd.	178,500	930,331

Liuzhou Iron & Steel Co. Ltd., Class A	292,700	202,770

Livzon Pharmaceutical Group, Inc., Class A	42,500	307,865

Lomon Billions Group Co. Ltd., Class A	120,800	447,638

Longfor Group Holdings Ltd. (a)	63,500	347,924

Luye Pharma Group Ltd. (a)	180,000	104,458

Maanshan Iron & Steel Co. Ltd., Class H	336,000	77,653

Momo, Inc., ADR	8,486	127,290

Nanjing Iron & Steel Co. Ltd., Class A	554,700	247,353

Ping An Insurance Group Co. of China Ltd., Class H	208,000	2,150,652

Postal Savings Bank of China Co. Ltd., Class H (a)	1,033,000	506,959

Sansteel Minguang Co. Ltd. Fujian, Class A	203,100	200,044

Sany Heavy Industry Co. Ltd., Class A	170,700	663,741

SDIC Power Holdings Co. Ltd., Class A	366,500	506,878

Seazen Group Ltd.*	160,000	119,953

Seazen Holdings Co. Ltd., Class A	53,500	260,473

Shaanxi Coal Industry Co. Ltd., Class A	257,100	336,862

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	64,500	233,919

Shandong Chenming Paper Holdings Ltd., Class A	332,100	261,489

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	94,600	400,516

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	216,000	418,908

Shanghai Bairun Investment Holding Group Co. Ltd., Class A	35,400	353,100

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	23,100	35,858

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	172,800	152,199

Shenzhen Expressway Co. Ltd., Class H	126,000	112,382

Shenzhen Gas Corp. Ltd., Class A	237,100	261,116

Shenzhen International Holdings Ltd.	59,044	91,941

Shenzhen Jinjia Group Co. Ltd., Class A	164,100	220,309

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	10,200	590,768

Shenzhou International Group Holdings Ltd.	51,300	892,588

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	56,600	225,459

Sichuan Expressway Co. Ltd., Class A	292,400	144,304

Sinotruk Hong Kong Ltd.	173,500	443,788

Sunac China Holdings Ltd.	94,000	348,378

INVESTMENTS	SHARES	VALUE ($)

China — continued

Tangshan Jidong Cement Co. Ltd., Class A	116,000	260,709

Tianhe Chemicals Group Ltd.*‡	20,000	—

Weichai Power Co. Ltd., Class A	204,556	463,176

Weichai Power Co. Ltd., Class H	319,000	604,915

Weifu High-Technology Group Co. Ltd., Class A	94,500	363,426

Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	75,900	336,653

Wuliangye Yibin Co. Ltd., Class A	31,400	1,148,702

Xinhua Winshare Publishing and Media Co. Ltd., Class A	123,600	193,185

Xinxing Ductile Iron Pipes Co. Ltd., Class A	402,600	218,754

Xinyangfeng Agricultural Technology Co. Ltd., Class A	94,500	170,818

Yangzijiang Shipbuilding Holdings Ltd.	417,500	281,081

Yanzhou Coal Mining Co. Ltd., Class H	502,000	365,355

Yintai Gold Co. Ltd., Class A	140,420	211,113

Yuexiu Property Co. Ltd.	492,000	95,522

Zhejiang Expressway Co. Ltd., Class H	294,000	200,709

Zhejiang Hisoar Pharmaceutical Co. Ltd., Class A	316,200	367,467

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	107,780	395,208

Zhongsheng Group Holdings Ltd.	67,500	481,291

Zijin Mining Group Co. Ltd., Class H	298,000	217,246

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	511,200	451,346

ZTO Express Cayman, Inc., ADR	21,726	629,619

		53,938,928

Colombia — 0.4%

Bancolombia SA (Preference)	63,836	406,402

Ecopetrol SA	715,805	330,498

Grupo Aval Acciones y Valores SA (Preference)	609,157	138,504

		875,404

Czech Republic — 0.1%

Moneta Money Bank A/S (a)	39,126	88,820

O2 Czech Republic A/S*	11,148	104,709

		193,529

Egypt — 0.3%

Commercial International Bank Egypt SAE	101,358	396,191

ElSewedy Electric Co.	361,997	169,397

		565,588

Greece — 0.9%

Hellenic Telecommunications Organization SA	44,081	584,589

JUMBO SA	28,316	396,887

Mytilineos SA	48,112	527,873

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	113

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Greece — continued

OPAP SA	56,854	459,953

		1,969,302

Hong Kong — 0.4%

Kingboard Laminates Holdings Ltd.	230,500	368,407

Nine Dragons Paper Holdings Ltd.	318,000	424,159

		792,566

Hungary — 0.6%

Magyar Telekom Telecommunications plc	105,519	116,299

OTP Bank Nyrt.*	17,931	559,350

Richter Gedeon Nyrt.	28,214	576,059

		1,251,708

India — 9.5%

Asian Paints Ltd.	8,614	256,929

Aurobindo Pharma Ltd.	10,540	109,841

Bajaj Auto Ltd.	10,073	392,401

Bajaj Holdings & Investment Ltd.	992	30,861

Bharat Petroleum Corp. Ltd.	55,548	265,548

Bharti Infratel Ltd.	102,052	255,349

Castrol India Ltd.	26,330	40,477

Cipla Ltd.	11,434	116,342

Coal India Ltd.	81,814	125,937

Colgate-Palmolive India Ltd.	6,863	140,416

Dabur India Ltd.	52,212	360,314

Divi’s Laboratories Ltd.	9,870	418,270

Dr Reddy’s Laboratories Ltd.	10,302	678,612

GAIL India Ltd.	23,781	27,175

Glenmark Pharmaceuticals Ltd.	10,533	67,441

Havells India Ltd.	2,143	21,035

HCL Technologies Ltd.	63,082	717,722

Hindalco Industries Ltd.	25,739	59,390

Hindustan Petroleum Corp. Ltd.	28,493	72,173

Hindustan Unilever Ltd.	75,018	2,097,531

Hindustan Zinc Ltd.	8,858	24,358

Housing Development Finance Corp. Ltd.	54,640	1,417,539

ICICI Lombard General Insurance Co. Ltd.*(a)	6,428	107,138

Indian Oil Corp. Ltd.	44,186	47,422

Infosys Ltd.	229,894	3,293,726

ITC Ltd.	296,404	662,383

JSW Steel Ltd.	19,422	81,112

Larsen & Toubro Infotech Ltd.(a)	623	24,582

Mphasis Ltd.	3,520	65,581

Muthoot Finance Ltd.	2,263	37,572

Nestle India Ltd.	2,500	578,613

NHPC Ltd.	310,997	83,336

INVESTMENTS	SHARES	VALUE ($)

India — continued

NMDC Ltd.	42,520	47,275

NTPC Ltd.	273,660	323,359

Oil & Natural Gas Corp. Ltd.	173,353	151,773

Oil India Ltd.	14,976	17,354

Petronet LNG Ltd.	67,730	210,987

Piramal Enterprises Ltd.	5,722	97,347

Power Grid Corp. of India Ltd.	89,082	205,566

REC Ltd.	71,188	98,742

Reliance Industries Ltd.	124,732	3,458,168

Sun Pharmaceutical Industries Ltd.	19,328	121,385

Tata Consultancy Services Ltd.	50,562	1,822,278

Tata Power Co. Ltd. (The)	136,024	95,708

Tech Mahindra Ltd.	11,269	124,083

Titan Co. Ltd.	17,781	279,858

Torrent Power Ltd.	14,883	62,682

United Breweries Ltd.	3,936	49,172

UPL Ltd.	18,561	113,402

Vedanta Ltd.	102,965	133,189

Wipro Ltd.	67,788	310,875

		20,400,329

Indonesia — 3.1%

Adaro Energy Tbk. PT	3,802,100	288,213

Bank Central Asia Tbk. PT	854,100	1,680,575

Bank Mandiri Persero Tbk. PT	352,100	137,154

Bank Rakyat Indonesia Persero Tbk. PT	5,401,300	1,222,703

Bukit Asam Tbk. PT	885,700	116,048

Charoen Pokphand Indonesia Tbk. PT	1,258,900	495,944

Gudang Garam Tbk. PT*	86,100	239,788

Hanjaya Mandala Sampoerna Tbk. PT	1,527,500	145,547

Indofood CBP Sukses Makmur Tbk. PT	185,700	121,983

Indofood Sukses Makmur Tbk. PT	690,800	327,238

Kalbe Farma Tbk. PT	4,016,500	416,716

Media Nusantara Citra Tbk. PT*	3,470,900	193,603

Telekomunikasi Indonesia Persero Tbk. PT	5,436,900	962,658

XL Axiata Tbk. PT	1,657,000	226,493

		6,574,663

Kuwait — 1.6%

Agility Public Warehousing Co. KSC	198,713	430,717

Gulf Bank KSCP	135,000	97,564

Humansoft Holding Co. KSC*	18,849	179,922

Kuwait Finance House KSCP	301,575	649,220

Mobile Telecommunications Co. KSC	374,721	714,799

National Bank of Kuwait SAKP	456,504	1,261,356

		3,333,578

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Malaysia — 3.2%

AMMB Holdings Bhd.	219,200	150,430

Astro Malaysia Holdings Bhd.	286,800	50,415

Axiata Group Bhd.	412,400	290,806

CIMB Group Holdings Bhd.	326,255	231,553

DiGi.Com Bhd.	311,400	282,513

Gamuda Bhd.	4,500	3,607

Hartalega Holdings Bhd.	230,400	999,438

Hong Leong Financial Group Bhd.	14,500	49,280

Malayan Banking Bhd.	55,408	93,286

Maxis Bhd.	411,300	475,070

MISC Bhd.	203,400	322,651

Nestle Malaysia Bhd.	8,700	291,713

Petronas Dagangan Bhd.	37,700	156,315

Petronas Gas Bhd.	132,800	503,783

PPB Group Bhd.	120,360	544,861

Press Metal Aluminium Holdings Bhd.	103,800	137,282

RHB Bank Bhd.	129,400	131,699

Telekom Malaysia Bhd.	333,600	336,272

Tenaga Nasional Bhd.	427,400	981,051

Top Glove Corp. Bhd.	422,800	872,035

		6,904,060

Mexico — 4.4%

Alfa SAB de CV, Class A	575,991	385,053

Alpek SAB de CV	28,125	21,202

America Movil SAB de CV, Series L	328,065	199,362

Arca Continental SAB de CV	77,168	336,518

Cemex SAB de CV	1,137,535	469,783

Coca-Cola Femsa SAB de CV	98,466	374,757

El Puerto de Liverpool SAB de CV, Class C1*	25,392	68,438

Fibra Uno Administracion SA de CV, REIT	301,739	229,453

Fomento Economico Mexicano SAB de CV	145,661	783,602

Gruma SAB de CV, Class B	31,884	340,297

Grupo Aeroportuario del Centro Norte SAB de CV*	95,752	432,456

Grupo Aeroportuario del Pacifico SAB de CV, Class B	72,817	606,251

Grupo Aeroportuario del Sureste SAB de CV, Class B*	37,680	437,135

Grupo Bimbo SAB de CV, Series A	99,249	191,840

Grupo Carso SAB de CV, Series A1	62,381	115,842

Grupo Elektra SAB de CV	1,425	81,039

Grupo Financiero Banorte SAB de CV, Class O*	169,949	757,946

Grupo Mexico SAB de CV, Series B	373,522	1,065,017

Kimberly-Clark de Mexico SAB de CV, Class A	309,973	462,954

Megacable Holdings SAB de CV	85,443	270,691

INVESTMENTS	SHARES	VALUE ($)

Mexico — continued

Orbia Advance Corp. SAB de CV	78,580	139,626

Promotora y Operadora de Infraestructura SAB de CV	45,782	302,062

Wal-Mart de Mexico SAB de CV	531,619	1,287,224

		9,358,548

Pakistan — 0.1%

Oil & Gas Development Co. Ltd.	259,828	153,216

Philippines — 1.0%

BDO Unibank, Inc.	109,510	200,531

Bloomberry Resorts Corp.	157,100	22,974

Globe Telecom, Inc.	8,620	360,901

JG Summit Holdings, Inc.	239,001	316,999

Manila Electric Co.	57,200	354,293

Metro Pacific Investments Corp.	4,064,200	336,262

PLDT, Inc.	13,220	360,580

Puregold Price Club, Inc.	108,800	92,726

San Miguel Corp.	52,680	110,919

		2,156,185

Qatar — 1.7%

Barwa Real Estate Co.	18,739	17,163

Commercial Bank PSQC (The)	129,843	152,173

Industries Qatar QSC	236,650	583,986

Masraf Al Rayan QSC	298,474	351,766

Ooredoo QPSC	70,681	128,272

Qatar Electricity & Water Co. QSC	72,801	333,231

Qatar Fuel QSC	89,802	424,036

Qatar Gas Transport Co. Ltd.	533,541	393,235

Qatar International Islamic Bank QSC	52,540	119,336

Qatar National Bank QPSC	237,802	1,154,561

United Development Co. QSC	132,280	53,685

		3,711,444

Russia — 6.1%

Aeroflot PJSC*	219,123	157,126

Federal Grid Co. Unified Energy System PJSC	177,893,287	425,876

Gazprom PJSC	896,096	1,745,932

Inter RAO UES PJSC	8,398,391	538,639

LUKOIL PJSC	32,762	1,674,829

Magnit PJSC	10,416	620,136

Magnitogorsk Iron & Steel Works PJSC	560,523	266,015

MMC Norilsk Nickel PJSC	4,657	1,108,401

Mobile TeleSystems PJSC	160,749	630,538

Novolipetsk Steel PJSC	167,069	391,776

Polyus PJSC	2,699	528,126

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	115

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Russia — continued

ROSSETI PJSC	20,243,890	371,415

Rostelecom PJSC	384,283	449,095

RusHydro PJSC	51,397,803	467,926

Sberbank of Russia PJSC	823,984	2,088,353

Sistema PJSFC	1,392,895	444,097

Surgutneftegas PJSC (Preference)	928,904	424,202

Tatneft PJSC	136,422	705,689

Unipro PJSC	3,265,792	106,390

		13,144,561

Saudi Arabia — 3.0%

Abdullah Al Othaim Markets Co.	8,892	309,082

Al Rajhi Bank	52,742	925,372

Almarai Co. JSC	33,133	456,128

Etihad Etisalat Co.*	76,727	570,947

Jarir Marketing Co.	10,925	504,549

Mobile Telecommunications Co. Saudi Arabia*	125,816	412,801

Saudi Airlines Catering Co.	14,887	308,521

Saudi Cement Co.	26,541	383,575

Saudi Electricity Co.	108,647	548,105

Saudi Ground Services Co.*	33,048	246,739

Saudi Industrial Investment Group	37,875	204,778

Saudi Telecom Co.	23,826	632,962

Savola Group (The)	33,192	405,244

Seera Group Holding*	55,410	246,626

Yanbu Cement Co.	28,727	253,167

		6,408,596

South Africa — 6.7%

Absa Group Ltd.	51,181	275,123

African Rainbow Minerals Ltd.	24,314	341,993

Anglo American Platinum Ltd.	6,346	420,200

Aspen Pharmacare Holdings Ltd.*	36,659	238,724

AVI Ltd.	76,850	347,327

Barloworld Ltd.	101,873	357,926

Bid Corp. Ltd.	49,614	683,078

Bidvest Group Ltd. (The)	28,407	233,590

Capitec Bank Holdings Ltd.*	3,770	264,954

Clicks Group Ltd.	48,260	699,713

Exxaro Resources Ltd.	34,747	234,407

Foschini Group Ltd. (The)	69,322	369,153

Kumba Iron Ore Ltd.	10,376	308,057

Mr Price Group Ltd.	47,408	358,641

MultiChoice Group	73,422	605,502

Naspers Ltd., Class N*	25,202	4,920,125

Nedbank Group Ltd.	33,070	195,629

INVESTMENTS	SHARES	VALUE ($)

South Africa —continued

Netcare Ltd.	485,510	384,858

Pick n Pay Stores Ltd.	85,660	269,712

Shoprite Holdings Ltd.	56,237	445,473

Sibanye Stillwater Ltd.	232,764	686,356

SPAR Group Ltd. (The)	24,388	258,735

Tiger Brands Ltd.	34,157	422,908

Truworths International Ltd.	143,235	275,226

Vodacom Group Ltd.	99,291	748,255

		14,345,665

Taiwan — 12.6%

Advantech Co. Ltd.	15,093	152,800

Asia Cement Corp.	430,000	618,954

Chang Hwa Commercial Bank Ltd.	205,668	122,632

Chicony Electronics Co. Ltd.	133,551	402,634

China Steel Corp.	209,000	148,466

Chunghwa Telecom Co. Ltd.	377,000	1,414,388

CTBC Financial Holding Co. Ltd.	1,725,395	1,089,604

E.Sun Financial Holding Co. Ltd.	1,012,938	861,216

Eclat Textile Co. Ltd.	38,000	505,633

Far Eastern New Century Corp.	605,000	546,200

Far EasTone Telecommunications Co. Ltd.	231,000	484,798

First Financial Holding Co. Ltd.	878,340	616,305

Formosa Chemicals & Fibre Corp.	176,000	423,896

Formosa Petrochemical Corp.	185,000	509,292

Formosa Plastics Corp.	478,000	1,323,185

Formosa Taffeta Co. Ltd.	274,000	300,044

Giant Manufacturing Co. Ltd.	39,000	385,276

Globalwafers Co. Ltd.	23,000	334,933

Hotai Motor Co. Ltd.	43,000	906,287

Hua Nan Financial Holdings Co. Ltd.	815,253	490,528

Lite-On Technology Corp.	227,000	369,764

Mega Financial Holding Co. Ltd.	925,233	891,556

momo.com, Inc.	12,000	287,177

Nan Ya Plastics Corp.	573,000	1,177,021

Nien Made Enterprise Co. Ltd.	28,000	315,676

Novatek Microelectronics Corp.	11,000	102,797

Pou Chen Corp.	571,000	504,528

President Chain Store Corp.	87,000	785,249

Realtek Semiconductor Corp.	52,000	647,787

SinoPac Financial Holdings Co. Ltd.	853,580	319,545

Synnex Technology International Corp.	19,200	28,535

Taiwan Business Bank	484,069	159,243

Taiwan Cement Corp.	554,139	786,420

Taiwan Cooperative Financial Holding Co. Ltd.	817,618	549,221

Taiwan Fertilizer Co. Ltd.	280,000	501,711

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Taiwan — continued

Taiwan High Speed Rail Corp.	365,000	386,324

Taiwan Mobile Co. Ltd.	238,000	813,008

Taiwan Semiconductor Manufacturing Co. Ltd.	302,000	4,569,162

Uni-President Enterprises Corp.	531,000	1,138,231

Yuanta Financial Holding Co. Ltd.	1,498,291	931,531

		26,901,557

Thailand — 3.0%

Advanced Info Service PCL	153,400	848,516

Bangkok Bank PCL	11,400	35,433

Bangkok Bank PCL, NVDR	22,800	70,628

Bangkok Dusit Medical Services PCL, Class F	367,900	206,569

Carabao Group PCL, NVDR	71,600	251,305

Charoen Pokphand Foods PCL	320,000	259,031

Digital Telecommunications Infrastructure Fund, Class F	283,400	115,373

Electricity Generating PCL	69,000	367,179

Global Power Synergy PCL, NVDR	152,200	252,633

Home Product Center PCL	1,074,700	480,643

Krung Thai Bank PCL	709,900	196,778

Osotspa PCL, NVDR	156,800	160,833

PTT Exploration & Production PCL	224,600	567,515

PTT PCL	1,350,200	1,332,747

Ratch Group PCL	251,000	374,483

Siam Commercial Bank PCL (The)	293,800	611,730

Thai Union Group PCL, Class F	526,900	256,814

Total Access Communication PCL	64,400	63,330

		6,451,540

Turkey — 2.3%

Anadolu Efes Biracilik ve Malt Sanayii A/S	94,465	219,474

Arcelik A/S*	94,460	303,777

Aselsan Elektronik Sanayi ve Ticaret A/S	132,166	264,190

BIM Birlesik Magazalar A/S	77,612	613,637

Coca-Cola Icecek A/S*	41,604	223,502

Eregli Demir ve Celik Fabrikalari TAS	275,886	315,489

Ford Otomotiv Sanayi A/S	43,386	561,305

Haci Omer Sabanci Holding A/S	266,283	261,995

Koza Altin Isletmeleri A/S*	24,804	219,172

TAV Havalimanlari Holding A/S	119,319	196,472

Tekfen Holding A/S	154,967	243,707

Tofas Turk Otomobil Fabrikasi A/S	117,738	377,007

Turk Hava Yollari AO*	190,727	205,217

Turk Telekomunikasyon A/S	411,458	314,932

Turkcell Iletisim Hizmetleri A/S*	271,900	470,820

INVESTMENTS	SHARES	VALUE ($)

Turkey — continued

Turkiye Vakiflar Bankasi TAO, Class D*	368,843	167,796

		4,958,492

United Arab Emirates — 1.4%

Abu Dhabi Commercial Bank PJSC	161,508	256,988

Abu Dhabi Islamic Bank PJSC	58,265	68,575

Aldar Properties PJSC	386,425	285,344

Dubai Islamic Bank PJSC	122,931	139,106

Emaar Malls PJSC*	152,055	60,637

Emirates NBD Bank PJSC	163,347	418,677

Emirates Telecommunications Group Co. PJSC	214,898	984,574

First Abu Dhabi Bank PJSC	235,628	726,064

		2,939,965

United States — 0.3%

JBS SA	166,725	562,535

Total Common Stocks (Cost $229,592,398)		213,651,927

	NO. OF RIGHTS
Rights — 0.0%

China — 0.0%

Legend Holdings Corp., expiring 12/31/2020* (Cost $ — )	2,638	—

	SHARES
Short-Term Investments — 0.1%

Investment of Cash Collateral From Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund

Class IM Shares, 0.04% (c) (d) (Cost $137,511)	137,511	137,511

Total Investments — 100.0% (Cost $229,729,909)		213,789,438
Liabilities in Excess of Other Assets — 0.0% (e)		(29,296)

NET ASSETS — 100.0%		213,760,142

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	117

JPMorgan Diversified Return Emerging Markets Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	14.1%

Oil, Gas & Consumable Fuels	8.9

Metals & Mining	5.6

Wireless Telecommunication Services	5.3

Food Products	4.4

Electric Utilities	3.8

Diversified Telecommunication Services	3.7

Beverages	3.4

IT Services	3.0

Food & Staples Retailing	3.0

Chemicals	2.7

Semiconductors & Semiconductor Equipment	2.6

Independent Power and Renewable Electricity Producers	2.5

Internet & Direct Marketing Retail	2.4

Construction Materials	2.3

Pharmaceuticals	2.2

Textiles, Apparel & Luxury Goods	2.1

Specialty Retail	1.9

Transportation Infrastructure	1.9

Machinery	1.8

Industrial Conglomerates	1.5

Gas Utilities	1.5

Health Care Equipment & Supplies	1.3

Real Estate Management & Development	1.3

Insurance	1.3

Household Products	1.2

Automobiles	1.0

Others (each less than 1.0%)	13.2

Short-Term Investments	0.1

Abbreviations

ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-voting depository receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $126,666.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
(e)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.3%

Australia — 10.5%

AGL Energy Ltd.	277,335	2,430,712

Alumina Ltd.	2,302,791	2,325,969

Ampol Ltd.	148,950	2,715,971

Ansell Ltd.	135,570	3,833,524

APA Group	387,936	2,859,997

Aurizon Holdings Ltd.	535,440	1,419,804

AusNet Services	1,641,830	2,308,055

Beach Energy Ltd.	642,199	532,523

BHP Group Ltd.	129,797	3,111,445

BHP Group plc	151,154	2,928,210

Brambles Ltd.	179,463	1,210,356

Coca-Cola Amatil Ltd.	261,099	2,282,482

Cochlear Ltd.	15,206	2,269,578

Coles Group Ltd.	95,351	1,191,151

Crown Resorts Ltd.	95,448	555,688

CSL Ltd.	19,031	3,852,966

CSR Ltd.	670,675	2,076,234

Dexus, REIT	409,868	2,479,720

Downer EDI Ltd.	60,813	188,029

Evolution Mining Ltd.	443,003	1,736,763

Fortescue Metals Group Ltd.	286,721	3,507,598

GPT Group (The), REIT	878,437	2,487,954

Harvey Norman Holdings Ltd.	545,341	1,705,962

JB Hi-Fi Ltd.	38,647	1,291,407

Macquarie Group Ltd.	25,924	2,311,383

Metcash Ltd.(a)	459,688	953,516

Mirvac Group, REIT	1,106,850	1,641,427

Oil Search Ltd.	505,250	912,212

Origin Energy Ltd.	700,390	1,970,203

Qantas Airways Ltd.	722,997	2,127,011

Ramsay Health Care Ltd.	60,958	2,670,831

Rio Tinto Ltd.	52,798	3,434,714

Rio Tinto plc	59,231	3,350,190

Santos Ltd.	762,820	2,535,909

Sonic Healthcare Ltd.	153,379	3,756,718

Tabcorp Holdings Ltd.	1,057,807	2,444,194

Telstra Corp. Ltd.	1,239,019	2,333,305

TPG Telecom Ltd.*	234,166	1,181,922

Tuas Ltd.*	68,465	36,574

Vicinity Centres, REIT	1,743,572	1,481,701

Vocus Group Ltd.*	107,629	260,653

Wesfarmers Ltd.	109,075	3,530,717

Whitehaven Coal Ltd.(a)	205,532	153,828

Woodside Petroleum Ltd.	198,157	2,444,117

		90,833,223

INVESTMENTS	SHARES	VALUE($)

Austria — 0.1%

OMV AG	32,499	751,259

Belgium — 0.9%

Etablissements Franz Colruyt NV	36,866	2,182,007

Galapagos NV*	18,134	2,119,632

Groupe Bruxelles Lambert SA	15,028	1,232,420

Proximus SADP	139,121	2,704,541

		8,238,600

Brazil — 0.2%

Yara International ASA	55,315	1,935,775

Cambodia — 0.1%

NagaCorp Ltd.	646,000	668,188

Chile — 0.4%

Antofagasta plc	250,118	3,335,122

China — 1.1%

Lenovo Group Ltd.	4,200,000	2,637,070

Nexteer Automotive Group Ltd.	169,760	141,767

Tingyi Cayman Islands Holding Corp.	458,000	838,104

Uni-President China Holdings Ltd.	987,000	854,961

Want Want China Holdings Ltd.	2,202,000	1,458,241

Wilmar International Ltd.	1,126,500	3,335,059

		9,265,202

Denmark — 0.7%

Carlsberg A/S, Class B	10,884	1,378,142

Chr Hansen Holding A/S	15,005	1,514,151

DSV Panalpina A/S	4,492	728,789

Novo Nordisk A/S, Class B	35,781	2,281,599

		5,902,681

Finland — 2.2%

Elisa OYJ	53,645	2,637,653

Fortum OYJ	149,734	2,814,495

Kesko OYJ, Class B	165,892	4,256,886

Neste OYJ	67,481	3,519,373

Orion OYJ, Class B	14,706	629,411

Stora Enso OYJ, Class R	127,543	1,861,229

UPM-Kymmene OYJ	110,674	3,127,535

		18,846,582

France — 3.9%

Air Liquide SA	21,857	3,196,331

Arkema SA	22,263	2,180,434

Atos SE*	21,378	1,460,457

Capgemini SE	25,932	2,994,313

Casino Guichard Perrachon SA*(a)	4,826	108,717

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	119

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

France — continued

Dassault Systemes SE	10,258	1,749,096

Eiffage SA*	31,897	2,315,003

Gecina SA, REIT	18,258	2,266,604

Iliad SA	4,705	909,626

Orange SA	151,694	1,703,466

Pernod Ricard SA	18,504	2,981,040

Peugeot SA*	132,480	2,379,898

Safran SA*	18,934	1,997,157

Schneider Electric SE	8,172	992,951

TOTAL SE	56,821	1,721,490

Vinci SA	27,567	2,177,383

Vivendi SA	99,372	2,868,224

		34,002,190

Germany — 2.3%

Beiersdorf AG	2,452	256,747

Deutsche Telekom AG (Registered)	202,607	3,079,373

Evonik Industries AG	30,788	741,279

Fraport AG Frankfurt Airport Services Worldwide*	7,596	274,736

Fresenius Medical Care AG & Co. KGaA	35,984	2,747,816

Hannover Rueck SE	20,133	2,925,765

Hella GmbH & Co. KGaA*	16,849	735,477

Infineon Technologies AG	47,556	1,324,015

Merck KGaA	8,300	1,229,489

ProSiebenSat.1 Media SE*	83,400	930,785

SAP SE	22,838	2,436,464

Telefonica Deutschland Holding AG	703,291	1,773,890

Uniper SE	40,594	1,212,517

		19,668,353

Hong Kong — 4.1%

ASM Pacific Technology Ltd.	241,200	2,432,337

Cathay Pacific Airways Ltd.*	805,544	547,368

CK Infrastructure Holdings Ltd.	515,000	2,429,394

CLP Holdings Ltd.	342,000	3,151,376

Hong Kong & China Gas Co. Ltd.	1,904,708	2,748,119

Hutchison Port Holdings Trust	3,176,400	460,950

Jardine Matheson Holdings Ltd.	10,500	465,419

Jardine Strategic Holdings Ltd.	8,500	184,044

Link, REIT	232,600	1,775,170

Melco International Development Ltd.	180,000	292,184

MTR Corp. Ltd.	608,000	3,012,802

New World Development Co. Ltd.	232,750	1,111,239

PCCW Ltd.	4,512,000	2,714,581

Power Assets Holdings Ltd.	511,500	2,634,068

Swire Pacific Ltd., Class A	51,000	232,570

INVESTMENTS	SHARES	VALUE($)

Hong Kong — continued

Techtronic Industries Co. Ltd.	295,000	3,973,456

WH Group Ltd.(b)	2,071,000	1,631,175

Xinyi Glass Holdings Ltd.	2,038,000	4,475,524

Yue Yuen Industrial Holdings Ltd.	743,000	1,210,209

		35,481,985

Indonesia — 0.1%

First Pacific Co. Ltd.	444,000	137,937

Golden Agri-Resources Ltd.	6,024,600	622,819

		760,756

Ireland — 0.5%

CRH plc	38,725	1,355,056

Flutter Entertainment plc	11,089	1,921,180

Smurfit Kappa Group plc	20,556	774,532

		4,050,768

Italy — 2.0%

Banca Mediolanum SpA	68,547	468,321

Davide Campari-Milano NV(a)	169,756	1,774,180

Enel SpA	96,753	769,235

Eni SpA	153,731	1,076,893

Hera SpA	193,758	608,618

Infrastrutture Wireless Italiane SpA(b)	107,455	1,160,689

Italgas SpA	392,574	2,268,581

Poste Italiane SpA(b)	148,424	1,211,686

Recordati Industria Chimica e Farmaceutica SpA	31,824	1,649,903

Snam SpA	406,283	1,981,070

Telecom Italia SpA	3,754,231	1,275,214

Terna Rete Elettrica Nazionale SpA	461,552	3,116,301

		17,360,691

Japan — 29.7%

Advantest Corp.	68,100	3,944,554

Alfresa Holdings Corp.	74,200	1,358,598

ANA Holdings, Inc.	58,300	1,271,572

Aozora Bank Ltd.	79,900	1,312,680

Asahi Kasei Corp.	79,200	686,313

Astellas Pharma, Inc.	195,400	2,679,509

Bandai Namco Holdings, Inc.	37,200	2,780,134

Brother Industries Ltd.	55,700	860,687

Canon Marketing Japan, Inc.	88,100	1,876,804

Capcom Co. Ltd.	71,100	3,888,570

Casio Computer Co. Ltd.	121,100	1,839,771

Central Japan Railway Co.	17,900	2,164,451

Chubu Electric Power Co., Inc.	240,600	2,695,156

Chugai Pharmaceutical Co. Ltd.	69,000	2,663,400

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Japan — continued

Chugoku Electric Power Co., Inc. (The)	239,700	3,011,559

COMSYS Holdings Corp.	120,500	3,061,984

Cosmo Energy Holdings Co. Ltd.	143,900	2,106,420

Cosmos Pharmaceutical Corp.	8,800	1,494,587

Dai Nippon Printing Co. Ltd.	115,500	2,151,699

Daicel Corp.	80,900	577,355

Daiwa Securities Group, Inc.	361,300	1,463,923

Denka Co. Ltd.	34,800	1,072,110

DIC Corp.	80,100	1,950,101

Eisai Co. Ltd.	22,900	1,780,557

Electric Power Development Co. Ltd.	177,900	2,404,257

ENEOS Holdings, Inc.	767,900	2,591,114

FamilyMart Co. Ltd.	27,400	602,260

Fuji Media Holdings, Inc.	56,900	547,233

FUJIFILM Holdings Corp.	64,300	3,278,822

Fujitsu Ltd.	21,200	2,508,270

Fukuoka Financial Group, Inc.	29,700	496,802

Gunma Bank Ltd. (The)	183,600	582,479

Hachijuni Bank Ltd. (The)	166,200	613,789

Hankyu Hanshin Holdings, Inc.	89,200	2,723,576

Hikari Tsushin, Inc.	15,000	3,518,171

Hitachi Capital Corp.	42,400	896,722

Hoya Corp.	8,600	970,570

Idemitsu Kosan Co. Ltd.	69,337	1,402,270

Iida Group Holdings Co. Ltd.	44,500	805,099

Inpex Corp.	444,300	2,107,048

ITOCHU Corp.	115,600	2,776,541

Itochu Techno-Solutions Corp.	94,200	3,195,961

J Front Retailing Co. Ltd.	71,700	546,370

Japan Airlines Co. Ltd.	102,800	1,795,488

Japan Post Holdings Co. Ltd.	337,300	2,314,366

Japan Post Insurance Co. Ltd.	75,100	1,190,419

Kaken Pharmaceutical Co. Ltd.	19,200	756,212

Kaneka Corp.	8,300	232,269

Kansai Electric Power Co., Inc. (The)	270,900	2,465,293

KDDI Corp.	122,100	3,303,415

Keisei Electric Railway Co. Ltd.	26,100	730,126

Kinden Corp.	48,200	755,769

Kirin Holdings Co. Ltd.	65,100	1,173,647

K’s Holdings Corp.	254,400	3,248,908

Kuraray Co. Ltd.	1,400	12,949

Kyowa Kirin Co. Ltd.	39,200	973,469

Lasertec Corp.	16,300	1,411,919

Lawson, Inc.	18,900	868,372

Lintec Corp.	67,500	1,496,328

INVESTMENTS	SHARES	VALUE($)

Japan — continued

Mani, Inc.	47,300	1,183,297

Marubeni Corp.	488,300	2,549,517

Matsui Securities Co. Ltd.	90,600	725,208

Mebuki Financial Group, Inc.	203,800	409,473

Medipal Holdings Corp.	124,400	2,217,541

Mitsubishi Chemical Holdings Corp.	110,300	620,786

Mitsubishi Corp.	34,500	769,742

Mitsubishi Gas Chemical Co., Inc.	195,500	3,563,843

Mitsubishi Heavy Industries Ltd.	83,000	1,783,275

Mitsubishi UFJ Lease & Finance Co. Ltd.	255,300	1,081,705

Mitsui & Co. Ltd.	164,600	2,578,211

Mochida Pharmaceutical Co. Ltd.	82,000	2,994,137

MS&AD Insurance Group Holdings, Inc.	82,200	2,249,424

Nagoya Railroad Co. Ltd.	16,900	450,474

Nifco, Inc.	27,000	808,168

Nintendo Co. Ltd.	6,600	3,568,546

Nippo Corp.	120,300	3,090,046

Nippon Express Co. Ltd.	2,700	151,415

Nippon Paper Industries Co. Ltd.	82,300	929,390

Nippon Shokubai Co. Ltd.	30,800	1,508,231

Nippon Telegraph & Telephone Corp.	152,700	3,212,174

Nipro Corp.	61,800	650,271

Nissan Motor Co. Ltd.	1,800	6,373

Nisshin Seifun Group, Inc.	51,500	775,529

Nissin Foods Holdings Co. Ltd.	36,500	3,160,516

Nitori Holdings Co. Ltd.	9,200	1,891,121

Nitto Denko Corp.	35,300	2,480,029

Nomura Holdings, Inc.	590,400	2,644,071

Nomura Real Estate Holdings, Inc.	61,700	1,077,678

Nomura Research Institute Ltd.	125,800	3,708,270

NTT DOCOMO, Inc.	127,400	4,743,764

Obayashi Corp.	277,700	2,323,888

Ono Pharmaceutical Co. Ltd.	90,300	2,575,827

Open House Co. Ltd.	29,900	1,018,160

ORIX Corp.	187,600	2,194,026

Osaka Gas Co. Ltd.	152,800	2,901,706

Rakuten, Inc.	195,700	1,904,002

Resona Holdings, Inc.	596,900	1,967,964

Rinnai Corp.	6,500	640,487

Sankyo Co. Ltd.	49,000	1,248,873

Sawai Pharmaceutical Co. Ltd.	44,100	2,125,604

SBI Holdings, Inc.	69,300	1,597,452

SCSK Corp.	30,100	1,496,617

Sekisui Chemical Co. Ltd.	130,300	2,031,158

Sekisui House Ltd.	177,100	2,942,218

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	121

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Japan — continued

Shionogi & Co. Ltd.	51,600	2,433,969

Ship Healthcare Holdings, Inc.	11,600	550,447

Showa Denko KK	87,500	1,487,821

SKY Perfect JSAT Holdings, Inc.	133,800	571,191

Skylark Holdings Co. Ltd.	134,600	1,919,766

SoftBank Corp.	58,900	685,447

SoftBank Group Corp.	32,000	2,084,282

Sojitz Corp.	1,047,400	2,304,728

Sony Corp.	37,100	3,092,896

Sugi Holdings Co. Ltd.	37,700	2,489,525

Sumitomo Dainippon Pharma Co. Ltd.	59,500	697,401

Sumitomo Mitsui Financial Group, Inc.	61,300	1,696,901

Sumitomo Osaka Cement Co. Ltd.	64,400	1,958,632

Suzuken Co. Ltd.	25,700	927,787

Taisho Pharmaceutical Holdings Co. Ltd.	13,300	800,239

TDK Corp.	13,300	1,564,090

Teijin Ltd.	160,500	2,458,533

TIS, Inc.	86,600	1,656,237

Tobu Railway Co. Ltd.	43,100	1,223,021

Toho Co. Ltd.	2,600	102,962

Toho Gas Co. Ltd.	48,900	2,524,306

Tohoku Electric Power Co., Inc.	240,600	2,122,835

Tokuyama Corp.	82,100	1,829,734

Tokyo Century Corp.	9,000	441,256

Tokyo Electric Power Co. Holdings, Inc.*	549,000	1,416,626

Tokyo Electron Ltd.	12,700	3,408,818

Tokyo Gas Co. Ltd.	129,400	2,932,144

Tosoh Corp.	128,100	2,076,454

Toyo Suisan Kaisha Ltd.	64,700	3,219,847

Toyobo Co. Ltd.	35,500	473,302

Toyota Industries Corp.	61,200	3,954,951

Tsumura & Co.	75,700	2,221,897

Ube Industries Ltd.	111,100	1,907,358

USS Co. Ltd.	36,600	669,435

Welcia Holdings Co. Ltd.	65,600	2,568,986

West Japan Railway Co.	25,000	1,072,430

Yamada Holdings Co. Ltd.	498,400	2,430,097

Yamaguchi Financial Group, Inc.	10,100	65,700

Yokohama Rubber Co. Ltd. (The)	126,800	1,821,405

Zeon Corp.	84,600	1,029,280

		257,431,740

Jordan — 0.4%

Hikma Pharmaceuticals plc	101,016	3,284,383

Luxembourg — 0.1%

RTL Group SA	27,465	1,043,587

INVESTMENTS	SHARES	VALUE($)

Macau — 0.2%

Sands China Ltd.	432,712	1,518,648

Netherlands — 2.6%

Altice Europe NV* (a)	117,288	576,665

ASR Nederland NV	28,820	874,557

Heineken Holding NV	36,243	2,792,959

Koninklijke Ahold Delhaize NV	113,259	3,105,083

Koninklijke DSM NV	8,624	1,379,215

Koninklijke KPN NV	1,045,272	2,823,051

Koninklijke Philips NV*	64,018	2,965,108

NN Group NV	77,838	2,708,835

Royal Dutch Shell plc, Class A	188,511	2,371,373

Wolters Kluwer NV	42,040	3,403,838

		23,000,684

New Zealand — 1.3%

Fisher & Paykel Healthcare Corp. Ltd.	158,092	3,657,362

Spark New Zealand Ltd.	1,113,668	3,304,997

Xero Ltd.*	52,402	4,065,267

		11,027,626

Norway — 0.9%

Aker BP ASA	515	8,020

Equinor ASA	124,499	1,588,572

Mowi ASA	149,563	2,362,791

Orkla ASA	242,085	2,285,237

Salmar ASA*	12,691	644,454

Telenor ASA	74,408	1,149,774

		8,038,848

Poland — 0.0% (c)

Grupa Lotos SA	23,412	165,117

Portugal — 0.6%

EDP — Energias de Portugal SA	739,231	3,646,381

Galp Energia SGPS SA	54,857	445,504

Jeronimo Martins SGPS SA	88,224	1,401,326

		5,493,211

Russia — 0.6%

Evraz plc	526,399	2,451,275

Polymetal International plc	131,128	2,787,063

		5,238,338

Singapore — 2.3%

Ascendas, REIT	718,040	1,515,152

CapitaLand Mall Trust, REIT	2,230,108	2,826,790

ComfortDelGro Corp. Ltd.	896,900	887,090

Genting Singapore Ltd.	1,086,300	512,969

Keppel Corp. Ltd.	846,200	2,719,232

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Singapore — continued

Mapletree Commercial Trust, REIT	923,800	1,164,797

Mapletree Industrial Trust, REIT	276,800	616,891

Mapletree Logistics Trust, REIT	607,700	868,096

Mapletree North Asia Commercial Trust, REIT (b)	553,300	352,978

Sembcorp Industries Ltd.	1,863,400	2,156,808

Singapore Press Holdings Ltd.	516,200	373,938

Singapore Telecommunications Ltd.	1,387,800	2,062,997

Suntec, REIT	747,000	733,597

Venture Corp. Ltd.	236,200	3,329,656

		20,120,991

South Africa — 0.3%

Anglo American plc	108,323	2,541,603

South Korea — 7.1%

Celltrion, Inc.*	1,506	321,567

Daelim Industrial Co. Ltd.	28,718	1,984,843

GS Engineering & Construction Corp.	64,236	1,524,149

GS Holdings Corp.	32,186	940,743

GS Retail Co. Ltd.	23,170	657,958

Hanwha Corp.	26,114	556,912

Hanwha Solutions Corp.	17,041	662,412

Hite Jinro Co. Ltd.	44,158	1,311,258

Hyundai Department Store Co. Ltd.	17,784	934,029

Hyundai Mobis Co. Ltd.	6,515	1,305,369

Industrial Bank of Korea	193,697	1,406,359

Kakao Corp.	10,752	3,135,186

Kangwon Land, Inc.	67,994	1,268,727

KB Financial Group, Inc.	35,273	1,261,708

Kia Motors Corp.	58,422	2,620,178

Korea Electric Power Corp.*	141,112	2,489,130

Korea Gas Corp.	52,641	1,273,240

Korea Zinc Co. Ltd.	2,749	929,732

Korean Air Lines Co. Ltd.*	6,985	124,028

KT&G Corp.	6,567	468,911

LG Corp.	51,302	3,071,915

LG Uplus Corp.	173,446	1,697,962

NAVER Corp.	13,355	3,417,157

NCSoft Corp.	5,289	3,633,988

NongShim Co. Ltd.	1,784	454,060

Orion Corp.	8,992	861,602

POSCO	14,060	2,595,535

Samsung Electronics Co. Ltd.	90,622	4,555,172

Samsung SDS Co. Ltd.	4,742	707,618

SK Holdings Co. Ltd.	6,882	1,120,723

SK Hynix, Inc.	26,399	1,872,821

INVESTMENTS	SHARES	VALUE($)

South Korea — continued

SK Innovation Co. Ltd.	20,900	2,336,067

SK Networks Co. Ltd.	79,697	319,678

SK Telecom Co. Ltd.	13,223	2,507,462

SKC Co. Ltd.	39,067	2,549,431

Woori Financial Group, Inc.	210,485	1,661,909

Yuhan Corp.	65,994	3,472,943

		62,012,482

Spain — 1.7%

Acciona SA	11,352	1,146,968

Amadeus IT Group SA	24,898	1,186,294

Enagas SA	115,056	2,483,343

Endesa SA	132,432	3,553,049

Ferrovial SA	29,936	648,340

Iberdrola SA	250,811	2,961,470

Naturgy Energy Group SA	124,106	2,305,661

Siemens Gamesa Renewable Energy SA	22,521	639,130

		14,924,255

Sweden — 3.9%

Boliden AB	101,575	2,769,860

Castellum AB	76,556	1,593,947

Hennes & Mauritz AB, Class B	180,585	2,936,026

Hexagon AB, Class B	49,751	3,646,609

ICA Gruppen AB	66,393	3,142,937

Investor AB, Class B	57,234	3,430,547

Securitas AB, Class B*	209,295	2,954,394

Skanska AB, Class B	146,454	2,746,829

Svenska Cellulosa AB SCA, Class B*	15,244	206,198

Swedish Match AB	47,832	3,596,135

Tele2 AB, Class B	239,733	2,829,318

Telia Co. AB	708,844	2,712,145

Trelleborg AB, Class B*	60,435	1,005,625

		33,570,570

Switzerland — 1.7%

Baloise Holding AG (Registered)	4,130	564,800

EMS-Chemie Holding AG (Registered)	420	369,423

Flughafen Zurich AG (Registered)*	2,580	348,180

Kuehne + Nagel International AG (Registered)	5,131	1,025,498

Novartis AG (Registered)	33,697	2,625,757

Roche Holding AG	9,686	3,112,417

Sonova Holding AG (Registered)*	15,230	3,615,115

Swisscom AG (Registered)	6,359	3,234,195

		14,895,385

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	123

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United Kingdom — 16.5%

3i Group plc	217,570	2,717,385

Admiral Group plc	106,027	3,777,092

Ashmore Group plc	132,671	613,809

Ashtead Group plc	92,727	3,350,906

AstraZeneca plc	24,765	2,486,542

Auto Trader Group plc (b)	500,923	3,766,155

Avast plc (b)	328,039	2,015,883

AVEVA Group plc	40,277	2,235,689

B&M European Value Retail SA	125,164	785,518

Barratt Developments plc	405,041	2,531,744

Bellway plc	72,024	2,179,101

Berkeley Group Holdings plc	60,559	3,184,091

BP plc	789,322	2,013,312

British American Tobacco plc	80,500	2,551,479

BT Group plc	1,999,512	2,626,060

Centrica plc	3,250,581	1,565,474

CK Hutchison Holdings Ltd.	258,542	1,561,589

Compass Group plc	131,894	1,805,332

ConvaTec Group plc (b)	1,117,310	2,615,548

Croda International plc	39,806	3,111,203

Derwent London plc, REIT	72,144	2,484,387

Diageo plc	49,109	1,587,099

Direct Line Insurance Group plc	363,525	1,242,313

Experian plc	100,090	3,666,687

GlaxoSmithKline plc	165,806	2,768,711

Halma plc	118,751	3,644,184

IMI plc	97,278	1,304,358

Informa plc	266,206	1,444,337

InterContinental Hotels Group plc	47,030	2,389,605

International Consolidated Airlines Group SA	356,413	445,727

Intertek Group plc	25,409	1,830,232

Land Securities Group plc, REIT	156,162	1,030,361

Legal & General Group plc	1,122,505	2,691,327

London Stock Exchange Group plc	31,930	3,441,988

Meggitt plc	109,960	389,643

Mondi plc	128,900	2,443,082

National Grid plc	284,412	3,383,220

Next plc	29,641	2,238,683

Pearson plc	349,724	2,310,549

Pennon Group plc	237,931	3,062,061

Persimmon plc	100,984	3,057,445

Phoenix Group Holdings plc	226,473	1,944,780

Reckitt Benckiser Group plc	21,188	1,866,420

RELX plc	145,014	2,869,525

Rentokil Initial plc	531,791	3,620,545

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued

Rightmove plc	140,146	1,121,614

Sage Group plc (The)	348,889	2,870,632

Segro plc, REIT	295,337	3,450,926

Severn Trent plc	44,859	1,411,810

Smith & Nephew plc	63,519	1,102,953

Smiths Group plc	131,557	2,266,728

Spirax-Sarco Engineering plc	14,348	2,097,585

SSE plc	170,342	2,793,523

Standard Chartered plc	355,779	1,625,842

Standard Life Aberdeen plc	270,267	787,498

Tate & Lyle plc	356,574	2,748,753

Taylor Wimpey plc	1,443,744	1,978,066

Unilever NV (a)	31,986	1,803,171

Unilever plc	58,859	3,354,308

United Utilities Group plc	288,467	3,224,724

Vodafone Group plc	1,930,933	2,575,804

Wm Morrison Supermarkets plc	1,065,251	2,248,613

WPP plc	73,159	584,342

		142,698,073

United States — 0.3%

Ferguson plc	28,708	2,851,306

Total Common Stocks (Cost $935,974,831)		860,958,222

	NO. OF RIGHTS
Rights — 0.0%

Singapore — 0.0%

Mapletree Logistics Trust, expiring 11/10/2020* (Cost $—)	11,546	—

	SHARES
Short-Term Investments — 0.4%

Investment Companies — 0.0% (c)

JPMorgan Prime Money Market Fund Class IM Shares, 0.11%(d)(e)(Cost $209,284)	209,137	209,263

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	2,258,423	2,258,649

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	1,193,251	1,193,251

Total Investment of Cash Collateral from Securities Loaned (Cost $3,452,152)		3,451,900

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments continued
Total Short-Term Investments (Cost $3,661,436)		3,661,163

Total Investments — 99.7% (Cost $939,636,267)		864,619,385
Other Assets Less Liabilities — 0.3%		2,580,739

NET ASSETS — 100.0%		867,200,124

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	5.4%

Electric Utilities	5.3

Diversified Telecommunication Services	5.2

Chemicals	5.0

Metals & Mining	4.4

Oil, Gas & Consumable Fuels	4.2

Food & Staples Retailing	3.2

Equity Real Estate Investment Trusts (REITs)	3.1

Food Products	2.9

Household Durables	2.8

Gas Utilities	2.8

Insurance	2.7

Health Care Equipment & Supplies	2.6

Construction & Engineering	2.4

IT Services	2.2

Wireless Telecommunication Services	2.2

Trading Companies & Distributors	2.0

Capital Markets	1.9

Specialty Retail	1.9

Software	1.8

Hotels, Restaurants & Leisure	1.8

Beverages	1.8

Semiconductors & Semiconductor Equipment	1.7

Health Care Providers & Services	1.7

Industrial Conglomerates	1.6

Entertainment	1.6

Electronic Equipment, Instruments & Components	1.6

Road & Rail	1.6

Auto Components	1.5

Banks	1.5

Professional Services	1.4

Interactive Media & Services	1.3

INDUSTRY	PERCENTAGE

Technology Hardware, Storage & Peripherals	1.3%

Machinery	1.2

Commercial Services & Supplies	1.2

Multiline Retail	1.1

Diversified Financial Services	1.0

Paper & Forest Products	1.0

Others (each less than 1.0%)	9.7

Short-Term Investments	0.4

Abbreviations

OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $2,460,006.
(b)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	125

JPMorgan Diversified Return International Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI EAFE E-Mini Index	57	12/2020	USD	5,086,965	(264,498)

Abbreviations

EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — 99.8%

Aerospace & Defense — 0.6%

Curtiss-Wright Corp.	7,244	611,104

Hexcel Corp.	20,431	684,030

Howmet Aerospace, Inc.	12,168	209,898

Lockheed Martin Corp.	5,303	1,856,739

Northrop Grumman Corp.	96	27,823

		3,389,594

Alternative Energy — 1.1%

Enphase Energy, Inc.*	32,373	3,175,467

SolarEdge Technologies, Inc.*	11,194	2,884,582

		6,060,049

Automobiles & Parts — 1.0%

Ford Motor Co.	133,883	1,034,916

Gentex Corp.	76,675	2,121,597

Genuine Parts Co.	7,172	648,564

Harley-Davidson, Inc.	37,466	1,231,882

Lear Corp.	419	50,619

		5,087,578

Banks — 1.3%

Bank of America Corp.	18,071	428,283

Bank of Hawaii Corp.	6,099	369,843

Citizens Financial Group, Inc.	9,630	262,418

Fifth Third Bancorp	49,909	1,158,887

Huntington Bancshares, Inc.	130,593	1,363,391

KeyCorp	20,776	269,672

People’s United Financial, Inc.	35,737	381,314

Popular, Inc. (Puerto Rico)	10,625	448,375

Regions Financial Corp.	23,735	315,675

Truist Financial Corp.	30,706	1,293,337

US Bancorp	12,348	480,955

Wells Fargo & Co.	11,501	246,696

		7,018,846

Beverages — 1.5%

Brown-Forman Corp., Class B	26,849	1,871,644

Coca-Cola Co. (The)	38,035	1,827,962

Keurig Dr Pepper, Inc.	42,081	1,131,979

Molson Coors Beverage Co., Class B	23,489	828,222

Monster Beverage Corp.*	6,322	484,075

PepsiCo, Inc.	15,689	2,091,187

		8,235,069

Chemicals — 6.8%

Air Products and Chemicals, Inc.	7,309	2,019,038

Albemarle Corp. (a)	18,985	1,769,592

Ashland Global Holdings, Inc.	24,251	1,691,992

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Axalta Coating Systems Ltd.*	29,781	747,801

Cabot Corp.	25,352	963,629

Celanese Corp.	20,518	2,328,998

CF Industries Holdings, Inc.	55,432	1,530,478

Chemours Co. (The)	21,588	434,782

Dow, Inc.	44,812	2,038,498

Eastman Chemical Co.	27,593	2,230,618

Ecolab, Inc.	9,146	1,679,114

FMC Corp.	16,493	1,694,491

Huntsman Corp.	94,702	2,300,312

International Flavors & Fragrances, Inc.(a)	17,263	1,772,220

Linde plc (United Kingdom)	8,820	1,943,399

LyondellBasell Industries NV, Class A	26,433	1,809,339

NewMarket Corp. (a)	3,760	1,344,914

PPG Industries, Inc.	17,727	2,299,546

RPM International, Inc.	25,787	2,183,385

Scotts Miracle-Gro Co. (The)	13,558	2,034,378

Valvoline, Inc.	12,908	253,900

Westlake Chemical Corp.	21,117	1,427,932

		36,498,356

Construction & Materials — 1.4%

AO Smith Corp.	28,277	1,461,638

Carrier Global Corp.	8,260	275,802

Masco Corp.	33,499	1,795,546

Quanta Services, Inc.	9,171	572,546

Sherwin-Williams Co. (The)	2,480	1,706,190

Trane Technologies plc	11,160	1,481,490

		7,293,212

Electricity — 8.4%

AES Corp. (The)	124,281	2,423,479

Alliant Energy Corp.	35,460	1,960,229

Avangrid, Inc.	25,406	1,253,532

CMS Energy Corp.	33,749	2,137,324

Consolidated Edison, Inc.	25,768	2,022,530

Dominion Energy, Inc.	27,765	2,230,640

DTE Energy Co.	18,331	2,262,412

Entergy Corp.	18,021	1,824,086

Evergy, Inc.	41,988	2,317,738

Eversource Energy	25,300	2,207,931

Exelon Corp.	58,720	2,342,341

Hawaiian Electric Industries, Inc.	36,264	1,198,163

IDACORP, Inc.	20,041	1,758,197

NextEra Energy, Inc.	31,516	2,307,286

NRG Energy, Inc.	65,245	2,063,047

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	127

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Electricity — continued

OGE Energy Corp.	55,232	1,699,489

Pinnacle West Capital Corp.	23,583	1,923,665

PPL Corp.	76,984	2,117,060

Public Service Enterprise Group, Inc.	41,468	2,411,364

Southern Co. (The)	41,650	2,392,793

Vistra Corp. (a)	119,468	2,075,159

Xcel Energy, Inc.	31,104	2,178,213

		45,106,678

Electronic & Electrical Equipment — 0.7%

AMETEK, Inc.	10,325	1,013,915

Amphenol Corp., Class A	12,461	1,406,099

Emerson Electric Co.	8,059	522,143

Hubbell, Inc.	6,411	932,865

		3,875,022

Financial Services — 4.0%

Ally Financial, Inc.	56,410	1,505,019

American Express Co.	7,251	661,581

Ameriprise Financial, Inc.	3,449	554,703

BlackRock, Inc.	1,215	728,040

Broadridge Financial Solutions, Inc.	14,104	1,940,710

Capital One Financial Corp.	6,209	453,754

Discover Financial Services	9,585	623,121

Element Solutions, Inc.*	60,379	707,642

Intercontinental Exchange, Inc.	10,702	1,010,269

Mastercard, Inc., Class A	5,575	1,609,168

Moody’s Corp.	2,495	655,935

Morgan Stanley	41,318	1,989,462

Nasdaq, Inc.	4,409	533,445

Raymond James Financial, Inc.	4,933	377,078

S&P Global, Inc.	4,381	1,413,880

Santander Consumer USA Holdings, Inc.	81,114	1,649,859

State Street Corp.	28,403	1,672,937

Synchrony Financial	57,749	1,444,880

Virtu Financial, Inc., Class A	23,040	492,595

Visa, Inc., Class A	6,954	1,263,611

		21,287,689

Fixed Line Telecommunications — 1.0%

AT&T, Inc.	60,830	1,643,626

CenturyLink, Inc.	174,993	1,508,440

GCI Liberty, Inc., Class A*	2,678	217,534

Verizon Communications, Inc.	34,795	1,982,967

		5,352,567

INVESTMENTS	SHARES	VALUE($)

Food & Drug Retailers — 0.8%

AmerisourceBergen Corp.	11,282	1,083,862

Kroger Co. (The)	19,719	635,149

McKesson Corp.	5,201	767,095

Sysco Corp.	21,412	1,184,298

Walgreens Boots Alliance, Inc.	18,779	639,237

		4,309,641

Food Producers — 3.1%

Campbell Soup Co.	33,036	1,541,790

Flowers Foods, Inc.	61,390	1,447,576

General Mills, Inc.	32,652	1,930,386

Hershey Co. (The)	14,405	1,980,112

Hormel Foods Corp. (a)	41,522	2,021,706

JM Smucker Co. (The)	6,370	714,714

Kellogg Co.	25,512	1,604,450

McCormick & Co., Inc. (Non-Voting)	10,796	1,948,786

Mondelez International, Inc., Class A	37,702	2,002,730

Tyson Foods, Inc., Class A	23,525	1,346,336

		16,538,586

Forestry & Paper — 0.5%

International Paper Co.	55,801	2,441,294

Gas, Water & Multiutilities — 2.8%

Ameren Corp.	27,582	2,237,452

American Water Works Co., Inc.	15,222	2,291,063

CenterPoint Energy, Inc.	82,232	1,737,562

Duke Energy Corp.	22,541	2,076,252

Essential Utilities, Inc.	2,013	82,936

National Fuel Gas Co.	42,690	1,705,892

Sempra Energy	15,313	1,919,638

UGI Corp.	24,365	787,964

WEC Energy Group, Inc.	22,571	2,269,514

		15,108,273

General Industrials — 1.9%

Avery Dennison Corp.	16,930	2,342,943

Carlisle Cos., Inc.	8,490	1,051,656

Eaton Corp. plc	21,252	2,205,745

Honeywell International, Inc.	7,712	1,272,094

ITT, Inc.	24,021	1,453,511

Packaging Corp. of America	10,675	1,222,181

Parker-Hannifin Corp.	4,080	850,109

Sonoco Products Co.	1,051	51,383

		10,449,622

General Retailers — 5.2%

AutoZone, Inc.*	1,492	1,684,438

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

General Retailers — continued

Best Buy Co., Inc.	20,498	2,286,552

Burlington Stores, Inc.*	1,541	298,307

Costco Wholesale Corp.	6,308	2,255,867

Dick’s Sporting Goods, Inc.	39,674	2,247,532

Dollar General Corp.	10,876	2,269,930

Dollar Tree, Inc.*	7,618	688,058

eBay, Inc.	41,487	1,976,026

Foot Locker, Inc.	30,223	1,114,624

Gap, Inc. (The)	13,544	263,431

Home Depot, Inc. (The)	8,133	2,169,152

Kohl’s Corp.	30,528	649,941

Lowe’s Cos., Inc.	13,966	2,208,025

Target Corp.	14,818	2,255,596

Tractor Supply Co.	15,335	2,042,775

Walmart, Inc.	15,321	2,125,789

Williams-Sonoma, Inc. (a)	13,314	1,214,370

		27,750,413

Health Care Equipment & Services — 9.6%

Anthem, Inc.	7,015	1,913,692

Baxter International, Inc.	23,732	1,840,891

Becton Dickinson and Co.	6,003	1,387,473

Bio-Rad Laboratories, Inc., Class A*	3,375	1,979,167

Bio-Techne Corp.	6,636	1,674,993

Chemed Corp.	2,146	1,026,475

Cigna Corp.	10,288	1,717,787

Danaher Corp.	11,127	2,554,092

DaVita, Inc.*	18,782	1,619,948

Edwards Lifesciences Corp.*	23,683	1,697,834

HCA Healthcare, Inc.	13,401	1,660,920

Hill-Rom Holdings, Inc.	20,437	1,861,198

Humana, Inc.	4,941	1,972,842

IDEXX Laboratories, Inc.*	5,880	2,497,942

Laboratory Corp. of America Holdings*	11,567	2,310,740

Medtronic plc	20,618	2,073,552

PerkinElmer, Inc.	14,296	1,852,047

Quest Diagnostics, Inc.	17,415	2,127,068

Quidel Corp.*	10,580	2,838,508

STERIS plc	9,339	1,654,777

Stryker Corp.	9,990	2,018,080

Thermo Fisher Scientific, Inc.	5,333	2,523,149

UnitedHealth Group, Inc.	6,687	2,040,471

Universal Health Services, Inc., Class B	14,655	1,605,455

Varian Medical Systems, Inc.*	5,907	1,020,730

West Pharmaceutical Services, Inc.	7,541	2,051,680

INVESTMENTS	SHARES	VALUE($)

Health Care Equipment & Services — continued

Zimmer Biomet Holdings, Inc.	13,212	1,745,305

		51,266,816

Household Goods & Home Construction — 3.5%

Church & Dwight Co., Inc.	23,356	2,064,437

Clorox Co. (The)	10,255	2,125,349

DR Horton, Inc.	29,471	1,968,958

Fortune Brands Home & Security, Inc.	13,555	1,096,193

Leggett & Platt, Inc.	37,139	1,549,810

Lennar Corp., Class A (a)	26,857	1,886,167

NVR, Inc.*	554	2,190,012

Procter & Gamble Co. (The)	15,913	2,181,672

PulteGroup, Inc.	50,416	2,054,956

Toll Brothers, Inc.	32,354	1,367,927

Whirlpool Corp.	2,950	545,632

		19,031,113

Industrial Engineering — 1.8%

Caterpillar, Inc.	4,711	739,862

Crane Co.	1,573	79,830

Cummins, Inc.	10,665	2,345,127

Dover Corp.	8,980	994,176

IDEX Corp.	5,056	861,492

Illinois Tool Works, Inc.	8,975	1,758,023

Otis Worldwide Corp.	4,128	252,964

PACCAR, Inc.	8,027	685,345

Rockwell Automation, Inc.	7,039	1,669,088

		9,385,907

Industrial Metals & Mining — 2.0%

Fastenal Co.	47,069	2,034,793

Nucor Corp.	39,183	1,871,380

Reliance Steel & Aluminum Co.	19,728	2,150,155

Southern Copper Corp. (Peru)	46,360	2,426,482

Steel Dynamics, Inc.	71,034	2,236,150

		10,718,960

Industrial Transportation — 0.9%

CH Robinson Worldwide, Inc.	9,178	811,610

CSX Corp.	8,891	701,856

Kansas City Southern	3,172	558,716

Norfolk Southern Corp.	5,542	1,158,943

Schneider National, Inc., Class B	11,190	246,851

Union Pacific Corp.	7,425	1,315,636

		4,793,612

Leisure Goods — 1.3%

Activision Blizzard, Inc.	17,932	1,357,991

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	129

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Leisure Goods — continued

Electronic Arts, Inc.*	11,041	1,323,043

Garmin Ltd.	21,417	2,227,796

Hasbro, Inc.	8,979	742,743

Take-Two Interactive Software, Inc.*	8,522	1,320,228

		6,971,801

Life Insurance — 0.5%

Aflac, Inc.	25,543	867,185

Globe Life, Inc.	14,070	1,140,936

MetLife, Inc.	7,513	284,367

Principal Financial Group, Inc.	9,400	368,668

Prudential Financial, Inc.	4,056	259,665

		2,920,821

Media — 1.3%

Cable One, Inc.	62	107,375

Comcast Corp., Class A	35,907	1,516,712

DISH Network Corp., Class A*	3,033	77,311

FactSet Research Systems, Inc.	6,552	2,008,188

Fox Corp., Class A	14,201	376,611

Interpublic Group of Cos., Inc. (The)	42,759	773,510

John Wiley & Sons, Inc., Class A	5,532	171,271

Liberty Media Corp.-Liberty SiriusXM, Class A*	7,286	251,877

Nexstar Media Group, Inc., Class A (a)	8,654	713,090

Omnicom Group, Inc.	18,316	864,515

		6,860,460

Mining — 0.7%

Newmont Corp.	33,369	2,096,908

Royal Gold, Inc.	15,801	1,877,317

		3,974,225

Mobile Telecommunications — 0.6%

Telephone and Data Systems, Inc.	31,077	528,309

T-Mobile US, Inc.*	19,085	2,091,143

United States Cellular Corp.*	11,100	323,232

		2,942,684

Nonlife Insurance — 2.1%

Allstate Corp. (The)	7,041	624,889

Aon plc, Class A (a)	7,559	1,390,932

Arch Capital Group Ltd.*	16,192	489,160

Assurant, Inc.	7,491	931,656

Chubb Ltd.	5,777	750,490

Fidelity National Financial, Inc.	39,058	1,222,125

Hanover Insurance Group, Inc. (The)	4,379	418,895

Hartford Financial Services Group, Inc. (The)	32,620	1,256,522

Marsh & McLennan Cos., Inc.	11,355	1,174,788

INVESTMENTS	SHARES	VALUE($)

Nonlife Insurance — continued

Progressive Corp. (The)	23,464	2,156,342

WR Berkley Corp.	15,638	940,156

		11,355,955

Oil & Gas Producers — 3.0%

Cabot Oil & Gas Corp.	118,815	2,113,719

Chevron Corp.	20,088	1,396,116

ConocoPhillips	40,236	1,151,554

Devon Energy Corp.	52,639	470,066

EOG Resources, Inc.	29,077	995,596

EQT Corp.	133,851	2,026,504

Exxon Mobil Corp.	25,362	827,308

Hess Corp.	22,145	824,237

HollyFrontier Corp.	50,276	930,609

Marathon Petroleum Corp.	39,638	1,169,321

Murphy Oil Corp. (a)	70,858	547,024

Phillips 66	19,715	919,902

Pioneer Natural Resources Co.	13,321	1,059,819

Valero Energy Corp.	26,052	1,005,868

WPX Energy, Inc.*	122,624	565,297

		16,002,940

Oil Equipment, Services & Distribution — 1.6%

Antero Midstream Corp.	88,879	509,277

Baker Hughes Co.	90,018	1,329,566

Equitrans Midstream Corp.	63,842	463,493

Halliburton Co.	136,203	1,642,608

Helmerich & Payne, Inc.	45,449	675,827

Kinder Morgan, Inc.	112,202	1,335,204

Schlumberger NV	18,492	276,270

Targa Resources Corp.	14,522	233,078

Williams Cos., Inc. (The)	105,263	2,019,997

		8,485,320

Personal Goods — 2.4%

Carter’s, Inc.	11,590	944,005

Colgate-Palmolive Co.	11,328	893,666

Estee Lauder Cos., Inc. (The), Class A	10,084	2,215,051

Hanesbrands, Inc.	36,384	584,691

Kimberly-Clark Corp.	14,325	1,899,352

Lululemon Athletica, Inc.*	6,032	1,925,957

NIKE, Inc., Class B	19,440	2,334,355

Nu Skin Enterprises, Inc., Class A	4,948	244,184

PVH Corp.	6,572	383,082

Ralph Lauren Corp.	13,389	895,055

Tapestry, Inc.	30,617	680,616

		13,000,014

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Pharmaceuticals & Biotechnology — 4.5%

Abbott Laboratories	20,999	2,207,205

AbbVie, Inc.	17,871	1,520,822

Amgen, Inc.	8,850	1,919,919

Biogen, Inc.*	5,927	1,494,019

Bristol-Myers Squibb Co.	31,087	1,817,035

Eli Lilly and Co.	13,032	1,700,155

Gilead Sciences, Inc.	20,317	1,181,433

Illumina, Inc.*	834	244,112

Johnson & Johnson	14,234	1,951,624

Merck & Co., Inc.	20,355	1,530,900

Pfizer, Inc.	48,163	1,708,823

Regeneron Pharmaceuticals, Inc.*	2,819	1,532,296

United Therapeutics Corp.*	15,504	2,081,102

Vertex Pharmaceuticals, Inc.*	6,143	1,279,955

Zoetis, Inc.	13,876	2,200,040

		24,369,440

Real Estate Investment & Services — 0.1%

CBRE Group, Inc., Class A*	5,807	292,673

Real Estate Investment Trusts — 2.7%

Alexandria Real Estate Equities, Inc.	5,223	791,389

American Tower Corp.	5,159	1,184,764

Apartment Investment & Management Co., Class A	3,252	103,739

Camden Property Trust	1,048	96,667

Crown Castle International Corp.	5,515	861,443

Duke Realty Corp.	2,806	106,600

Gaming and Leisure Properties, Inc.	17,277	628,019

Healthpeak Properties, Inc.	61,273	1,652,533

Medical Properties Trust, Inc.	99,562	1,774,195

Prologis, Inc.	9,616	953,907

Spirit Realty Capital, Inc.	23,432	704,132

Starwood Property Trust, Inc.	78,578	1,097,735

VEREIT, Inc.	187,156	1,160,367

VICI Properties, Inc.	79,074	1,814,748

Vornado Realty Trust(a)	2,012	61,829

Weingarten Realty Investors	6,692	106,135

WP Carey, Inc.	24,053	1,505,958

		14,604,160

Software & Computer Services — 5.0%

Adobe, Inc.*	4,452	1,990,489

Alphabet, Inc., Class A*	1,190	1,923,171

Cadence Design Systems, Inc.*	20,584	2,251,272

Citrix Systems, Inc.	14,415	1,632,787

Cognizant Technology Solutions Corp., Class A	19,032	1,359,266

INVESTMENTS	SHARES	VALUE($)

Software & Computer Services — continued

Facebook, Inc., Class A*	6,846	1,801,251

Hewlett Packard Enterprise Co.	13,764	118,921

IAC/InterActiveCorp*	7,856	948,376

International Business Machines Corp.	8,176	912,932

Intuit, Inc.	6,551	2,061,469

IQVIA Holdings, Inc.*	13,564	2,088,721

Leidos Holdings, Inc.	19,587	1,625,721

Microsoft Corp.	10,555	2,137,071

Nuance Communications, Inc.*	43,235	1,379,629

Oracle Corp.	22,701	1,273,753

Roper Technologies, Inc.	4,027	1,495,386

VeriSign, Inc.*	9,719	1,853,413

		26,853,628

Support Services — 4.2%

Accenture plc, Class A	9,259	2,008,370

Automatic Data Processing, Inc.	6,026	951,867

Booz Allen Hamilton Holding Corp.	18,050	1,416,925

Cintas Corp.	6,582	2,070,368

Fidelity National Information Services, Inc.	14,827	1,847,296

Global Payments, Inc.	11,621	1,833,097

MSC Industrial Direct Co., Inc., Class A	8,489	591,344

Paychex, Inc.	14,655	1,205,374

PayPal Holdings, Inc.*	8,185	1,523,474

Republic Services, Inc.	22,838	2,013,626

Robert Half International, Inc.	25,256	1,280,227

Verisk Analytics, Inc.	1,987	353,626

Waste Management, Inc.	18,761	2,024,499

Western Union Co. (The)	87,479	1,700,592

WW Grainger, Inc.	5,272	1,845,305

		22,665,990

Technology Hardware & Equipment — 6.4%

Analog Devices, Inc.	14,133	1,675,184

Apple, Inc.	14,346	1,561,706

Applied Materials, Inc.	17,451	1,033,623

Broadcom, Inc.	3,869	1,352,718

Cirrus Logic, Inc.*	12,578	866,247

Cisco Systems, Inc.	36,768	1,319,971

HP, Inc.	60,821	1,092,345

Intel Corp.	24,926	1,103,723

Juniper Networks, Inc.	37,518	739,855

KLA Corp.	10,022	1,976,138

L3Harris Technologies, Inc.	10,188	1,641,389

Lam Research Corp.	6,545	2,238,914

Lumentum Holdings, Inc.*	23,224	1,920,393

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	131

JPMorgan Diversified Return U.S. Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Technology Hardware & Equipment — continued

Maxim Integrated Products, Inc.	19,711	1,372,871

Micron Technology, Inc.*	17,993	905,768

Motorola Solutions, Inc.	11,594	1,832,548

NetApp, Inc.	12,334	541,339

NVIDIA Corp.	4,368	2,189,940

Skyworks Solutions, Inc.	13,300	1,879,157

SYNNEX Corp.	4,244	558,680

Teradyne, Inc.	24,392	2,142,837

Texas Instruments, Inc.	11,276	1,630,397

Xerox Holdings Corp.	66,235	1,151,164

Xilinx, Inc.	13,567	1,610,267

		34,337,174

Tobacco — 0.5%

Altria Group, Inc.	27,502	992,272

Philip Morris International, Inc.	20,309	1,442,345

		2,434,617

Travel & Leisure — 3.0%

Alaska Air Group, Inc.	2,315	87,715

Booking Holdings, Inc.*	498	808,005

Copa Holdings SA, Class A (Panama)	5,880	289,766

Darden Restaurants, Inc.	17,392	1,598,673

Delta Air Lines, Inc.	12,086	370,315

Dunkin’ Brands Group, Inc.	13,332	1,329,334

Hilton Worldwide Holdings, Inc.	17,725	1,556,432

Las Vegas Sands Corp.	19,357	930,297

Marriott International, Inc., Class A	10,900	1,012,392

McDonald’s Corp.	10,192	2,170,896

Southwest Airlines Co.	28,312	1,119,173

Starbucks Corp.	22,210	1,931,382

Wyndham Destinations, Inc.	20,717	675,996

Yum China Holdings, Inc. (China)	13,484	717,753

INVESTMENTS	SHARES	VALUE($)

Travel & Leisure — continued

Yum! Brands, Inc.	18,750	1,749,938

		16,348,067

Total Common Stocks (Cost $515,774,194)		535,418,866

Short-Term Investments — 1.3%

Investment Companies — 0.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $773,854)	773,854	773,854

Investment of Cash Collateral From Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	5,005,899	5,006,400

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (b) (c)	1,333,596	1,333,596

Total Investment of Cash Collateral From Securities Loaned (Cost $6,340,697)		6,339,996

Total Short-Term Investments (Cost $7,114,551)		7,113,850

Total Investments — 101.1% (Cost $522,888,745)		542,532,716
Liabilities in Excess of Other Assets — (1.1%)		(5,823,075)

NET ASSETS — 100.0%		536,709,641

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $6,124,079.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
S&P 500 E-Mini Index	7	12/2020	USD	1,142,838	(29,339)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

COMMON STOCKS — 99.9%

Aerospace & Defense — 0.2%

Hexcel Corp.	7,317	244,973

Huntington Ingalls Industries, Inc.	1,325	195,411

		440,384

Alternative Energy — 1.1%

Enphase Energy, Inc. *	12,299	1,206,409

SolarEdge Technologies, Inc. *	4,539	1,169,655

		2,376,064

Automobiles & Parts — 1.4%

Aptiv plc	5,927	571,896

BorgWarner, Inc.	9,265	324,090

Gentex Corp.	30,681	848,943

Genuine Parts Co.	1,573	142,246

Harley-Davidson, Inc.	21,193	696,826

Lear Corp.	4,554	550,169

		3,134,170

Banks — 1.6%

Associated Banc-Corp.	3,808	52,132

Bank of Hawaii Corp.	2,440	147,962

Citizens Financial Group, Inc.	4,931	134,370

Comerica, Inc.	2,890	131,524

Commerce Bancshares, Inc.	950	59,138

Fifth Third Bancorp	9,156	212,602

First Horizon National Corp.	9,694	100,915

First Republic Bank	2,782	350,921

FNB Corp.	11,855	89,624

Huntington Bancshares, Inc.	60,537	632,006

KeyCorp	10,826	140,521

M&T Bank Corp.	1,605	166,246

People’s United Financial, Inc.	15,688	167,391

Popular, Inc. (Puerto Rico)	8,822	372,288

Prosperity Bancshares, Inc.	2,112	116,392

Regions Financial Corp.	14,301	190,203

TCF Financial Corp.	9,921	269,950

Zions Bancorp NA	3,922	126,563

		3,460,748

Beverages — 0.6%

Brown-Forman Corp., Class B	10,984	765,695

Molson Coors Beverage Co., Class B	13,669	481,969

		1,247,664

Chemicals — 6.4%

Albemarle Corp.	7,632	711,379

Ashland Global Holdings, Inc.	9,876	689,048

Axalta Coating Systems Ltd. *	15,289	383,907

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Cabot Corp.	17,077	649,097

Celanese Corp.	7,267	824,877

CF Industries Holdings, Inc.	20,351	561,891

Chemours Co. (The)	26,892	541,605

Eastman Chemical Co.	11,150	901,366

FMC Corp.	8,111	833,324

Huntsman Corp.	38,263	929,408

International Flavors & Fragrances, Inc.(a)	7,148	733,814

LyondellBasell Industries NV, Class A	12,213	835,980

NewMarket Corp.	1,657	592,692

Olin Corp.	18,112	299,754

PPG Industries, Inc.	7,178	931,130

RPM International, Inc.	10,417	882,007

Scotts Miracle-Gro Co. (The)	5,479	822,124

Univar Solutions, Inc. *	15,345	254,574

Valvoline, Inc.	32,893	647,005

Westlake Chemical Corp.	12,034	813,739

WR Grace & Co.	5,059	220,016

		14,058,737

Construction & Materials — 1.6%

AO Smith Corp.	12,889	666,233

Eagle Materials, Inc.	2,001	170,585

Jacobs Engineering Group, Inc.	1,241	117,895

Lennox International, Inc.	1,675	455,031

Masco Corp.	13,463	721,617

MDU Resources Group, Inc.	8,912	211,749

Owens Corning	4,089	267,707

Quanta Services, Inc.	2,559	159,758

Trane Technologies plc	6,159	817,607

		3,588,182

Electricity — 6.9%

AES Corp. (The)	50,684	988,338

Alliant Energy Corp.	15,272	844,236

Avangrid, Inc.	10,330	509,682

CMS Energy Corp.	13,571	859,452

Consolidated Edison, Inc.	12,033	944,470

DTE Energy Co.	7,407	914,172

Entergy Corp.	7,520	761,174

Evergy, Inc.	16,967	936,579

Eversource Energy	10,299	898,794

Hawaiian Electric Industries, Inc.	20,300	670,712

IDACORP, Inc.	9,999	877,212

NRG Energy, Inc.	26,366	833,693

OGE Energy Corp.	22,910	704,941

Pinnacle West Capital Corp.	9,790	798,570

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	133

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Electricity — continued

PPL Corp.	31,224	858,660

Public Service Enterprise Group, Inc.	16,888	982,037

Vistra Corp.	48,278	838,589

Xcel Energy, Inc.	12,568	880,137

		15,101,448

Electronic & Electrical Equipment — 1.7%

AMETEK, Inc.	7,040	691,328

Amphenol Corp., Class A	6,923	781,191

FLIR Systems, Inc.	7,937	275,335

Hubbell, Inc.	4,128	600,665

Keysight Technologies, Inc. *	7,776	815,469

nVent Electric plc	4,168	75,232

Regal Beloit Corp.	4,424	436,428

		3,675,648

Financial Services — 3.0%

Ally Financial, Inc.	8,196	218,669

Ameriprise Financial, Inc.	2,172	349,323

Broadridge Financial Solutions, Inc.	6,499	894,262

Discover Financial Services	4,446	289,034

Element Solutions, Inc. *	54,837	642,690

Invesco Ltd.	3,741	49,044

Jefferies Financial Group, Inc.	13,408	261,590

LPL Financial Holdings, Inc.	3,726	297,819

MSCI, Inc.	2,539	888,244

Nasdaq, Inc.	2,882	348,693

Raymond James Financial, Inc.	3,038	232,225

Santander Consumer USA Holdings, Inc.	21,805	443,514

State Street Corp.	12,876	758,396

Synchrony Financial	7,244	181,245

T. Rowe Price Group, Inc.	2,810	355,915

Virtu Financial, Inc., Class A	15,015	321,021

		6,531,684

Fixed Line Telecommunications — 0.5%

CenturyLink, Inc.	62,208	536,233

GCI Liberty, Inc., Class A *	7,824	635,543

		1,171,776

Food & Drug Retailers — 0.8%

AmerisourceBergen Corp.	3,828	367,756

Casey’s General Stores, Inc.	3,506	591,006

Kroger Co. (The)	22,923	738,350

		1,697,112

INVESTMENTS	SHARES	VALUE($)

Food Producers — 3.2%

Campbell Soup Co.	13,204	616,231

Flowers Foods, Inc.	34,935	823,767

Hershey Co. (The)	5,915	813,076

Hormel Foods Corp.	12,423	604,876

Ingredion, Inc.	7,121	504,808

JM Smucker Co. (The)	7,271	815,806

Kellogg Co.	10,221	642,799

Lamb Weston Holdings, Inc.	10,025	636,086

McCormick & Co., Inc. (Non-Voting)	4,361	787,204

Post Holdings, Inc. *	3,097	266,032

Tyson Foods, Inc., Class A	10,231	585,520

		7,096,205

Forestry & Paper — 0.4%

International Paper Co.	22,674	991,987

Gas, Water & Multiutilities — 2.3%

Ameren Corp.	11,145	904,082

American Water Works Co., Inc.	6,148	925,335

Atmos Energy Corp.	8,095	742,069

CenterPoint Energy, Inc.	18,199	384,545

National Fuel Gas Co.	19,916	795,843

UGI Corp.	10,731	347,041

WEC Energy Group, Inc.	9,121	917,117

		5,016,032

General Industrials — 1.7%

AptarGroup, Inc.	3,929	448,260

Avery Dennison Corp.	7,095	981,877

Carlisle Cos., Inc.	880	109,006

ITT, Inc.	3,053	184,737

Packaging Corp. of America	5,694	651,906

Parker-Hannifin Corp.	2,158	449,641

Silgan Holdings, Inc.	9,739	335,508

Sonoco Products Co.	8,019	392,049

WestRock Co.	3,761	141,225

		3,694,209

General Retailers — 4.6%

AutoNation, Inc. *	11,774	667,939

AutoZone, Inc. *	700	790,286

Best Buy Co., Inc.	8,279	923,522

Burlington Stores, Inc. *	465	90,015

Copart, Inc. *	8,505	938,612

Dick’s Sporting Goods, Inc.	16,030	908,099

Dollar Tree, Inc. *	6,114	552,216

Foot Locker, Inc.	5,604	206,676

frontdoor, Inc. *	13,325	527,937

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

General Retailers — continued

Gap, Inc. (The)	6,833	132,902

Graham Holdings Co., Class B	207	78,730

H&R Block, Inc.	9,911	171,064

IAA, Inc. *	15,388	870,807

Kohl’s Corp.	13,706	291,801

Penske Automotive Group, Inc.	5,649	289,003

Service Corp. International	18,266	845,898

Tractor Supply Co.	6,195	825,236

Williams-Sonoma, Inc.	10,222	932,349

		10,043,092

Health Care Equipment & Services — 11.1%

Acadia Healthcare Co., Inc. *	3,661	130,515

Align Technology, Inc. *	511	217,727

Amedisys, Inc. *	3,306	856,254

Bio-Rad Laboratories, Inc., Class A *	1,733	1,016,266

Bio-Techne Corp.	3,175	801,402

Bruker Corp.	7,866	334,620

Chemed Corp.	1,764	843,756

Cooper Cos., Inc. (The)	2,484	792,520

DaVita, Inc. *	8,692	749,685

Dentsply Sirona, Inc.	15,998	754,946

Encompass Health Corp.	10,912	669,015

Envista Holdings Corp. *	28,500	752,970

Globus Medical, Inc., Class A *	10,794	562,583

Henry Schein, Inc. *	10,890	692,386

Hill-Rom Holdings, Inc.	8,217	748,322

Hologic, Inc. *	15,112	1,040,008

IDEXX Laboratories, Inc. *	2,375	1,008,947

Laboratory Corp. of America Holdings *	4,624	923,736

Masimo Corp. *	3,089	691,380

Molina Healthcare, Inc. *	4,408	821,960

PerkinElmer, Inc.	6,230	807,096

QIAGEN NV * (a)	13,861	657,566

Quest Diagnostics, Inc.	6,999	854,858

Quidel Corp. *	4,322	1,159,549

ResMed, Inc.	5,071	973,328

STERIS plc	4,939	875,141

Teladoc Health, Inc. * (a)	3,798	746,155

Teleflex, Inc.	2,255	717,609

Universal Health Services, Inc., Class B	6,190	678,115

Varian Medical Systems, Inc. *	5,063	874,886

West Pharmaceutical Services, Inc.	3,338	908,170

Zimmer Biomet Holdings, Inc.	6,296	831,702

		24,493,173

INVESTMENTS	SHARES	VALUE($)

Household Goods & Home Construction — 3.9%

Church & Dwight Co., Inc.	9,433	833,783

Clorox Co. (The)	4,184	867,134

DR Horton, Inc.	13,055	872,205

Fortune Brands Home & Security, Inc.	10,153	821,073

Leggett & Platt, Inc.	19,316	806,057

Lennar Corp., Class A	10,216	717,470

NVR, Inc. *	224	885,492

PulteGroup, Inc.	20,368	830,200

Toll Brothers, Inc.	21,573	912,106

Whirlpool Corp.	5,239	969,005

		8,514,525

Industrial Engineering — 3.7%

Allison Transmission Holdings, Inc.	7,239	261,690

Crane Co.	2,346	119,059

Cummins, Inc.	4,306	946,846

Dover Corp.	4,264	472,067

Graco, Inc.	13,681	846,854

IDEX Corp.	4,453	758,747

Lincoln Electric Holdings, Inc.	4,317	439,557

Middleby Corp. (The) *	2,588	257,609

Nordson Corp.	2,569	496,922

Oshkosh Corp.	3,637	244,988

PACCAR, Inc.	4,699	401,201

Pentair plc	4,578	227,801

Rockwell Automation, Inc.	2,841	673,658

Snap-on, Inc.	5,275	830,971

Toro Co. (The)	10,687	877,403

Xylem, Inc.	3,777	329,128

		8,184,501

Industrial Metals & Mining — 1.7%

Fastenal Co.	19,021	822,278

GrafTech International Ltd.	60,159	406,073

Nucor Corp.	16,510	788,518

Reliance Steel & Aluminum Co.	8,152	888,487

Steel Dynamics, Inc.	28,703	903,570

		3,808,926

Industrial Transportation — 1.3%

CH Robinson Worldwide, Inc.	4,872	430,831

Expeditors International of Washington, Inc.	5,532	488,863

Kansas City Southern	2,680	472,055

Landstar System, Inc.	5,406	674,128

Old Dominion Freight Line, Inc.	2,992	569,587

Schneider National, Inc., Class B	7,023	154,928

		2,790,392

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	135

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Leisure Goods — 1.7%

Garmin Ltd.	8,652	899,981

Hasbro, Inc.	4,728	391,100

Polaris, Inc.	3,603	327,369

Pool Corp.	3,017	1,055,437

Take-Two Interactive Software, Inc. *	4,794	742,686

Thor Industries, Inc.	3,976	336,290

		3,752,863

Life Insurance — 0.4%

Globe Life, Inc.	6,321	512,570

Lincoln National Corp.	2,365	83,011

Principal Financial Group, Inc.	5,240	205,513

		801,094

Media — 2.3%

Cable One, Inc.	320	554,195

Discovery, Inc., Class A * (a)	19,427	393,202

Dolby Laboratories, Inc., Class A	6,382	479,161

FactSet Research Systems, Inc.	2,647	811,305

Interpublic Group of Cos., Inc. (The)	40,179	726,838

John Wiley & Sons, Inc., Class A	2,260	69,970

Liberty Media Corp.-Liberty SiriusXM, Class A *	13,417	463,826

Morningstar, Inc.	1,969	374,858

Nexstar Media Group, Inc., Class A	6,393	526,783

Omnicom Group, Inc.	9,063	427,774

Sirius XM Holdings, Inc. (a)	37,008	212,056

		5,039,968

Mining — 0.3%

Royal Gold, Inc.	6,353	754,800

Mobile Telecommunications — 0.2%

Telephone and Data Systems, Inc.	25,531	434,027

United States Cellular Corp. *	4,571	133,107

		567,134

Nonlife Insurance — 2.4%

Alleghany Corp.	54	29,534

American Financial Group, Inc.	4,678	350,569

Arch Capital Group Ltd. *	887	26,796

Arthur J Gallagher & Co.	8,248	855,400

Assurant, Inc.	3,733	464,273

Assured Guaranty Ltd.	4,891	124,867

Axis Capital Holdings Ltd.	3,465	147,921

Brown & Brown, Inc.	15,340	667,444

CNA Financial Corp.	116	3,456

Everest Re Group Ltd.	1,325	261,131

Fidelity National Financial, Inc.	7,218	225,851

First American Financial Corp.	3,812	169,977

INVESTMENTS	SHARES	VALUE($)

Nonlife Insurance — continued

Hanover Insurance Group, Inc. (The)	1,974	188,833

Hartford Financial Services Group, Inc. (The)	13,958	537,662

Mercury General Corp.	1,536	62,531

Old Republic International Corp.	27,355	445,340

Reinsurance Group of America, Inc.	2,413	243,761

WR Berkley Corp.	7,515	451,802

		5,257,148

Oil & Gas Producers — 2.8%

Apache Corp.	28,210	234,143

Cabot Oil & Gas Corp.	48,014	854,169

Concho Resources, Inc.	7,297	302,899

Continental Resources, Inc. (a)	31,698	381,327

Devon Energy Corp.	33,990	303,531

Diamondback Energy, Inc.	8,172	212,145

EQT Corp.	57,298	867,492

Hess Corp.	12,502	465,324

HollyFrontier Corp.	20,214	374,161

Marathon Oil Corp.	68,123	269,767

Marathon Petroleum Corp.	18,469	544,836

Murphy Oil Corp.	29,956	231,260

Parsley Energy, Inc., Class A	11,543	115,545

Pioneer Natural Resources Co.	7,091	564,160

WPX Energy, Inc. *	114,193	526,430

		6,247,189

Oil Equipment, Services & Distribution — 2.0%

Antero Midstream Corp.	146,683	840,494

Baker Hughes Co.	36,179	534,364

Cheniere Energy, Inc. *	8,339	399,188

Equitrans Midstream Corp.	16,852	122,346

Halliburton Co.	52,337	631,184

Helmerich & Payne, Inc.	31,058	461,832

National Oilwell Varco, Inc.	42,264	355,018

Targa Resources Corp.	16,490	264,664

Williams Cos., Inc. (The)	42,537	816,285

		4,425,375

Personal Goods — 2.4%

Capri Holdings Ltd. *	11,389	241,675

Carter’s, Inc.	7,110	579,110

Hanesbrands, Inc.	46,239	743,061

Lululemon Athletica, Inc. *	2,435	777,471

Nu Skin Enterprises, Inc., Class A	9,624	474,944

PVH Corp.	3,542	206,463

Ralph Lauren Corp.	7,075	472,964

Skechers U.S.A., Inc., Class A *	19,124	606,422

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Personal Goods — continued

Tapestry, Inc.	18,796	417,835

Tiffany & Co.	5,816	760,965

		5,280,910

Pharmaceuticals & Biotechnology — 3.1%

Alexion Pharmaceuticals, Inc.*	5,843	672,763

Cardinal Health, Inc.	11,345	519,487

Charles River Laboratories International, Inc.*	4,301	979,338

Horizon Therapeutics plc*	12,304	921,939

Ionis Pharmaceuticals, Inc.*	6,092	286,019

Jazz Pharmaceuticals plc*	5,142	740,962

Mylan NV*	20,435	297,125

Neurocrine Biosciences, Inc.*	5,190	512,097

Perrigo Co. plc	9,795	429,707

Royalty Pharma plc, Class A	9,661	354,559

Syneos Health, Inc.*	5,822	309,032

United Therapeutics Corp.*	6,264	840,817

		6,863,845

Real Estate Investment & Services — 0.2%

CBRE Group, Inc., Class A*	5,302	267,221

Jones Lang LaSalle, Inc.	1,267	142,993

		410,214

Real Estate Investment Trusts — 4.3%

Alexandria Real Estate Equities, Inc.	2,165	328,041

American Campus Communities, Inc.	1,370	51,320

Annaly Capital Management, Inc.	29,709	210,637

AvalonBay Communities, Inc.	2,270	315,825

Brandywine Realty Trust	9,863	86,400

Brixmor Property Group, Inc.	5,572	61,069

Camden Property Trust	2,630	242,591

CoreSite Realty Corp.	2,094	249,940

CubeSmart	783	26,567

Duke Realty Corp.	11,680	443,723

Equity Commonwealth	11,567	305,600

Equity LifeStyle Properties, Inc.	5,761	340,994

Extra Space Storage, Inc.	2,955	342,632

Gaming and Leisure Properties, Inc.	16,816	611,262

Healthpeak Properties, Inc.	26,694	719,937

Highwoods Properties, Inc.	4,067	121,075

Hudson Pacific Properties, Inc.	4,955	95,433

Iron Mountain, Inc.	5,005	130,430

Lamar Advertising Co., Class A	4,140	256,514

Medical Properties Trust, Inc.	41,332	736,536

Mid-America Apartment Communities, Inc.	1,951	227,545

National Retail Properties, Inc.	2,308	73,879

INVESTMENTS	SHARES	VALUE($)

Real Estate Investment Trusts — continued

New Residential Investment Corp.	57,365	430,238

Omega Healthcare Investors, Inc.	4,936	142,206

Outfront Media, Inc.	7,645	100,226

Spirit Realty Capital, Inc.	11,183	336,049

Starwood Property Trust, Inc.	39,456	551,200

Sun Communities, Inc.	2,255	310,356

VICI Properties, Inc.	25,090	575,816

Vornado Realty Trust	791	24,308

Weingarten Realty Investors	4,819	76,429

Welltower, Inc.	4,324	232,502

WP Carey, Inc.	9,930	621,717

		9,378,997

Software & Computer Services — 6.4%

Akamai Technologies, Inc.*	1,883	179,111

Amdocs Ltd.	13,564	764,738

ANSYS, Inc.*	2,741	834,278

Black Knight, Inc.*	6,850	602,457

Cadence Design Systems, Inc.*	8,313	909,193

Cerner Corp.	8,476	594,083

Citrix Systems, Inc.	5,828	660,138

EPAM Systems, Inc.*	2,087	644,779

Fortinet, Inc.*	5,611	619,286

IAC/InterActiveCorp*	3,193	385,459

IQVIA Holdings, Inc.*	5,493	845,867

Leidos Holdings, Inc.	7,870	653,210

Manhattan Associates, Inc.*	7,691	657,581

National Instruments Corp.	1,335	41,759

NortonLifeLock, Inc.	28,422	584,641

Nuance Communications, Inc.*	26,439	843,668

Paycom Software, Inc.*	685	249,402

SS&C Technologies Holdings, Inc.	14,320	848,030

Synopsys, Inc.*	4,211	900,564

Tyler Technologies, Inc.*	1,720	661,134

Veeva Systems, Inc., Class A*	3,265	881,713

VeriSign, Inc.*	3,940	751,358

		14,112,449

Support Services — 2.4%

ADT, Inc.	19,613	129,250

Booz Allen Hamilton Holding Corp.	10,356	812,946

Cintas Corp.	1,934	608,340

Jack Henry & Associates, Inc.	4,542	673,351

MSC Industrial Direct Co., Inc., Class A	7,788	542,512

Paychex, Inc.	5,110	420,297

Republic Services, Inc.	5,641	497,367

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	137

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Support Services — 2.4%

Robert Half International, Inc.	5,979	303,075

TransUnion	6,283	500,504

Western Union Co. (The)	8,990	174,766

WW Grainger, Inc.	2,003	701,090

		5,363,498

Technology Hardware & Equipment — 6.2%

CDW Corp.	7,066	866,292

Ciena Corp.*	14,101	555,438

Cirrus Logic, Inc.*	7,911	544,831

Entegris, Inc.	10,203	762,878

Juniper Networks, Inc.	26,029	513,292

KLA Corp.	4,552	897,563

Lumentum Holdings, Inc.*	9,337	772,077

Marvell Technology Group Ltd.	17,668	662,727

Maxim Integrated Products, Inc.	11,413	794,916

Microchip Technology, Inc.	3,268	343,401

Monolithic Power Systems, Inc.	3,027	967,429

Motorola Solutions, Inc.	5,306	838,666

NetApp, Inc.	7,466	327,683

ON Semiconductor Corp.*	8,242	206,792

Qorvo, Inc.*	7,315	931,638

Skyworks Solutions, Inc.	5,342	754,771

SYNNEX Corp.	2,766	364,116

Teradyne, Inc.	11,332	995,516

Ubiquiti, Inc.	835	154,984

Western Digital Corp.	330	12,451

Xerox Holdings Corp.	27,075	470,564

Xilinx, Inc.	8,003	949,876

		13,687,901

Travel & Leisure — 3.1%

Alaska Air Group, Inc.	1,336	50,621

Choice Hotels International, Inc.	5,202	454,395

Copa Holdings SA, Class A (Panama)	10,197	502,508

Darden Restaurants, Inc.	7,847	721,296

Dunkin’ Brands Group, Inc.	9,333	930,593

Extended Stay America, Inc.	33,492	380,134

Hilton Worldwide Holdings, Inc.	8,883	780,016

Hyatt Hotels Corp., Class A	8,462	466,595

Six Flags Entertainment Corp.	5,037	108,900

Vail Resorts, Inc.	2,871	666,187

Wendy’s Co. (The)	26,623	581,713

Wyndham Destinations, Inc.	10,552	344,312

Yum China Holdings, Inc. (China)	16,353	870,470

		6,857,740

Total Common Stocks (Cost $210,251,864)		219,917,784

INVESTMENTS	SHARES	VALUE($)

Short-Term Investments — 1.4%

Investment Companies — 0.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(b)(c)(Cost $147,665)	147,665	147,665

Investment of Cash Collateral from Securities Loaned — 1.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	500	500

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (b) (c)	3,052,553	3,052,553

Total Investment of Cash Collateral from Securities Loaned (Cost $3,053,053)		3,053,053

Total Short-Term Investments (Cost $3,200,718)		3,200,718

Total Investments — 101.3% (Cost $213,452,582)		223,118,502
Liabilities in Excess of Other Assets — (1.3%)		(2,910,656)

NET ASSETS — 100.0%		220,207,846

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $2,902,255.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P Midcap 400 E-Mini Index	1	12/2020	USD	189,530	4,503

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	139

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

COMMON STOCKS — 99.8%

Aerospace & Defense — 0.2%

Aerojet Rocketdyne Holdings, Inc. *	4,320	140,054

ManTech International Corp., Class A	1,465	95,049

Moog, Inc., Class A	1,645	102,632

Park Aerospace Corp.	1,358	14,381

		352,116

Alternative Energy — 2.3%

Arcosa, Inc.	9,347	431,551

Green Plains, Inc. * (a)	32,838	495,854

Maxeon Solar Technologies Ltd. * (a)	4,758	77,080

Plug Power, Inc. * (a)	38,270	535,780

Renewable Energy Group, Inc. *	11,476	647,247

REX American Resources Corp. *	2,816	204,695

SunPower Corp. * (a)	38,065	608,659

TPI Composites, Inc. *	14,045	465,170

		3,466,036

Automobiles & Parts — 0.9%

Cooper Tire & Rubber Co.	12,710	437,097

Dorman Products, Inc. *	5,242	467,953

Gentherm, Inc. *	9,168	424,387

		1,329,437

Banks — 3.2%

1st Source Corp.	792	26,524

Ameris Bancorp	2,395	70,174

Atlantic Union Bankshares Corp.	3,304	83,558

BancFirst Corp.	1,709	75,965

BancorpSouth Bank	3,174	74,303

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	5,195	137,460

Banner Corp.	2,196	80,967

Brookline Bancorp, Inc.	5,824	55,794

Cadence BanCorp	5,599	62,821

Capital City Bank Group, Inc. (a)	593	12,637

Capitol Federal Financial, Inc.	5,673	65,126

Cathay General Bancorp	2,792	65,696

Columbia Banking System, Inc.	3,123	88,724

Community Bank System, Inc.	4,971	288,268

Community Trust Bancorp, Inc.	1,823	58,008

CVB Financial Corp.	2,979	52,133

Dime Community Bancshares, Inc.	6,477	81,934

First BanCorp (Puerto Rico)	7,704	49,999

First Busey Corp.	380	6,836

First Financial Bancorp	2,768	39,582

First Financial Bankshares, Inc.	4,067	121,237

INVESTMENTS	SHARES	VALUE($)

Banks — continued

First Financial Corp.	507	17,603

First Merchants Corp.	831	21,697

First Midwest Bancorp, Inc.	2,595	32,567

Fulton Financial Corp.	6,561	72,105

Glacier Bancorp, Inc.	6,098	218,308

Hancock Whitney Corp.	2,785	63,693

Hilltop Holdings, Inc.	7,055	160,925

Home BancShares, Inc.	5,499	91,283

Hope Bancorp, Inc.	7,543	60,872

Houlihan Lokey, Inc.	4,826	302,590

Independent Bank Corp.	744	42,624

Investors Bancorp, Inc.	23,639	199,986

NBT Bancorp, Inc.	1,059	28,995

OceanFirst Financial Corp.	8,793	131,631

OFG Bancorp (Puerto Rico)	5,182	74,569

Old National Bancorp	17,214	240,652

Renasant Corp. (a)	1,238	35,295

Republic Bancorp, Inc., Class A	1,422	47,395

Sandy Spring Bancorp, Inc.	1,067	27,049

Simmons First National Corp., Class A	4,507	76,574

TrustCo Bank Corp.	6,394	35,135

Trustmark Corp.	8,261	193,225

UMB Financial Corp.	1,778	108,227

United Bankshares, Inc.	8,698	228,149

United Community Banks, Inc. (a)	5,286	110,689

Valley National Bancorp	15,417	117,786

Washington Federal, Inc.	9,908	210,941

WesBanco, Inc.	4,774	115,961

Westamerica BanCorp	2,921	152,973

		4,817,245

Beverages — 0.2%

Coca-Cola Consolidated, Inc.	1,396	319,614

Chemicals — 4.4%

AdvanSix, Inc. *	1,630	24,809

American Vanguard Corp.	7,850	101,422

Avient Corp.	14,960	464,807

Balchem Corp.	3,982	398,001

Ferro Corp. *	11,774	151,414

GCP Applied Technologies, Inc. *	13,009	283,726

HB Fuller Co.	9,105	412,001

Innospec, Inc.	5,087	336,454

Koppers Holdings, Inc. *	11,177	250,700

Kraton Corp. *	16,859	477,110

Kronos Worldwide, Inc. (a)	16,507	219,873

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Chemicals — continued

Materion Corp. (a)	6,745	345,277

Minerals Technologies, Inc.	8,081	441,950

Orion Engineered Carbons SA (Germany)	22,796	334,417

Quaker Chemical Corp. (a)	1,585	302,402

Rayonier Advanced Materials, Inc. *	43,761	150,100

Sensient Technologies Corp.	7,652	500,670

Stepan Co.	3,948	459,705

Tredegar Corp.	6,751	98,430

Trinseo SA	12,304	391,513

Tronox Holdings plc, Class A	40,685	397,493

		6,542,274

Construction & Materials — 3.8%

Advanced Drainage Systems, Inc.	4,044	256,511

Aegion Corp. *	3,527	49,766

Alpha Pro Tech Ltd. * (a)	23,859	338,559

Apogee Enterprises, Inc.	4,513	107,816

BMC Stock Holdings, Inc. *	5,260	208,243

Boise Cascade Co.	8,220	315,484

Builders FirstSource, Inc. *	14,985	454,045

Comfort Systems USA, Inc.	5,082	232,756

EMCOR Group, Inc.	2,892	197,205

Gibraltar Industries, Inc. *	2,513	144,372

GMS, Inc. *	3,983	90,016

Great Lakes Dredge & Dock Corp. *	7,787	80,440

Griffon Corp.	5,456	116,977

Installed Building Products, Inc. *	2,046	185,245

JELD-WEN Holding, Inc. *	4,435	93,268

KBR, Inc.	7,365	164,166

Louisiana-Pacific Corp.	6,672	190,686

Masonite International Corp. *	1,971	173,448

MasTec, Inc. * (a)	3,757	186,497

Mueller Water Products, Inc., Class A	12,424	128,713

Patrick Industries, Inc.	2,550	142,162

PGT Innovations, Inc. *	6,583	109,146

Quanex Building Products Corp.	4,665	84,903

Simpson Manufacturing Co., Inc.	3,699	328,175

Tetra Tech, Inc.	4,658	470,039

TopBuild Corp. *	3,042	466,065

US Concrete, Inc. *	1,666	56,577

Watts Water Technologies, Inc., Class A	2,761	305,836

		5,677,116

Electricity — 3.2%

ALLETE, Inc.	2,431	125,391

Black Hills Corp. (a)	5,366	304,037

INVESTMENTS	SHARES	VALUE($)

Electricity — continued

Brookfield Renewable Corp.	8,745	583,904

Clearway Energy, Inc.	11,052	289,673

Clearway Energy, Inc., Class C	18,770	528,563

MGE Energy, Inc.	4,442	288,819

NorthWestern Corp.	8,655	451,185

Ormat Technologies, Inc. (a)	5,717	405,164

PNM Resources, Inc.	9,559	477,950

Portland General Electric Co.	8,280	325,404

Spark Energy, Inc., Class A (a)	15,652	142,746

Sunrun, Inc. *	14,698	764,590

		4,687,426

Electronic & Electrical Equipment — 1.5%

Atkore International Group, Inc. *	5,421	112,161

AZZ, Inc.	3,783	127,071

Badger Meter, Inc.	4,409	323,356

Belden, Inc.	563	17,385

Benchmark Electronics, Inc.	2,626	54,700

Brady Corp., Class A	3,287	123,986

CTS Corp.	1,213	33,527

Daktronics, Inc.	2,503	9,762

Encore Wire Corp.	2,947	136,181

EnerSys	2,436	174,418

ESCO Technologies, Inc.	1,897	158,760

Fabrinet (Thailand) *	3,597	215,892

Methode Electronics, Inc.	2,768	85,171

Novanta, Inc. *	2,288	248,751

Plexus Corp. *	3,260	226,700

TTM Technologies, Inc. *	5,582	66,258

Vishay Intertechnology, Inc.	6,887	111,707

		2,225,786

Financial Services — 2.1%

Artisan Partners Asset Management, Inc., Class A	12,100	484,726

Brightsphere Investment Group, Inc.	8,920	123,096

Cannae Holdings, Inc. *	12,594	465,726

Cohen & Steers, Inc.	4,991	281,043

Encore Capital Group, Inc. *	2,711	86,562

Federated Hermes, Inc., Class B	10,762	257,212

NMI Holdings, Inc., Class A *	5,812	124,900

PennyMac Financial Services, Inc.	8,888	451,688

PRA Group, Inc. *	1,976	67,441

Radian Group, Inc.	18,807	337,586

Stewart Information Services Corp.	5,710	242,047

Waddell & Reed Financial, Inc., Class A (a)	10,489	161,006

		3,083,033

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	141

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Fixed Line Telecommunications — 0.9%

8x8, Inc.*	5,277	91,187

Cincinnati Bell, Inc.*	21,916	329,836

Consolidated Communications Holdings, Inc.*	50,376	235,256

GTT Communications, Inc.* (a)	9,732	35,911

IDT Corp., Class B*	18,364	175,009

Vonage Holdings Corp.*	42,699	451,755

		1,318,954

Food & Drug Retailers — 0.5%

Core-Mark Holding Co., Inc.	2,483	67,910

Ingles Markets, Inc., Class A	4,915	176,252

PetMed Express, Inc. (a)	9,698	286,867

SpartanNash Co.	10,209	187,948

		718,977

Food Producers — 2.5%

Andersons, Inc. (The)	2,088	45,289

B&G Foods, Inc. (a)	11,218	297,950

Calavo Growers, Inc. (a)	595	39,942

Darling Ingredients, Inc.*	6,128	263,504

Fresh Del Monte Produce, Inc.	15,112	325,361

Hostess Brands, Inc.* (a)	26,340	332,938

J&J Snack Foods Corp.	2,379	322,521

John B Sanfilippo & Son, Inc.	3,592	261,354

Lancaster Colony Corp.	2,498	415,018

Medifast, Inc.	2,801	393,512

Nature’s Sunshine Products, Inc.*	1,033	10,764

Sanderson Farms, Inc.	2,550	326,324

Tootsie Roll Industries, Inc. (a)	9,923	296,499

USANA Health Sciences, Inc.* (a)	4,988	377,342

		3,708,318

Forestry & Paper — 1.3%

Clearwater Paper Corp.*	9,287	345,012

Domtar Corp.	12,925	308,649

Glatfelter Corp.	12,111	172,824

Neenah, Inc.	5,319	200,154

Schweitzer-Mauduit International, Inc.	11,726	389,303

UFP Industries, Inc.	7,799	389,248

Verso Corp., Class A	18,125	141,013

		1,946,203

Gas, Water & Multiutilities — 2.6%

American States Water Co.	4,888	365,085

Avista Corp.	9,505	315,756

Brookfield Infrastructure Corp., Class A (Canada)	4,382	238,688

California Water Service Group	2,542	113,297

INVESTMENTS	SHARES	VALUE($)

Gas, Water & Multiutilities — continued

Chesapeake Utilities Corp. (a)	1,768	171,867

Evoqua Water Technologies Corp.*	22,712	520,786

Middlesex Water Co. (a)	1,530	98,134

New Jersey Resources Corp. (a)	7,470	217,975

Northwest Natural Holding Co.	6,384	283,705

ONE Gas, Inc.	4,961	342,507

SJW Group (a)	4,883	296,349

South Jersey Industries, Inc. (a)	14,661	282,517

Southwest Gas Holdings, Inc.	4,809	316,048

Spire, Inc.	5,707	319,820

		3,882,534

General Industrials — 0.5%

Barnes Group, Inc.	3,049	111,898

CSW Industrials, Inc.	1,227	104,945

Enerpac Tool Group Corp. (a)	3,212	57,270

Greif, Inc., Class A	3,284	133,298

Myers Industries, Inc.	3,058	43,852

Otter Tail Corp.	7,648	293,301

TriMas Corp.*	1,838	44,718

		789,282

General Retailers — 6.3%

1-800-Flowers.com, Inc., Class A* (a)	10,600	210,198

Aaron’s Holdings Co., Inc.	6,178	322,862

Abercrombie & Fitch Co., Class A	20,562	292,392

American Eagle Outfitters, Inc.	11,114	152,373

American Public Education, Inc.*	4,600	130,042

America’s Car-Mart, Inc.*	1,905	164,821

Asbury Automotive Group, Inc.*	3,005	309,455

Bed Bath & Beyond, Inc. (a)	25,429	503,494

Big Lots, Inc.	4,402	209,535

BJ’s Wholesale Club Holdings, Inc.*	10,821	414,336

Buckle, Inc. (The)	17,566	420,881

Caleres, Inc.	4,831	37,102

Carriage Services, Inc.	2,602	67,158

Cato Corp. (The), Class A	3,739	22,883

Citi Trends, Inc. (a)	3,676	95,980

Dillard’s, Inc., Class A (a)	4,982	222,845

Genesco, Inc.*	6,133	108,677

Group 1 Automotive, Inc.	4,942	524,247

Guess?, Inc. (a)	7,391	87,066

Haverty Furniture Cos., Inc. (a)	7,608	190,352

Hibbett Sports, Inc.* (a)	4,470	169,011

K12, Inc.*	9,120	217,694

Laureate Education, Inc., Class A* (a)	24,020	312,260

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

General Retailers — continued

Lithia Motors, Inc., Class A	1,853	425,393

Matthews International Corp., Class A	1,343	29,318

Murphy USA, Inc. *	3,294	402,823

ODP Corp. (The)	11,967	233,356

Perdoceo Education Corp. *	16,673	188,238

PriceSmart, Inc.	2,151	148,419

Rent-A-Center, Inc.	15,250	471,225

RH * (a)	983	329,531

Sally Beauty Holdings, Inc. *	19,012	159,130

Shoe Carnival, Inc. (a)	10,439	323,400

SiteOne Landscape Supply, Inc. *	2,949	352,376

Sonic Automotive, Inc., Class A	4,243	153,003

Stamps.com, Inc. *	970	216,543

Strategic Education, Inc.	1,981	164,542

Systemax, Inc.	2,106	59,874

Titan Machinery, Inc. *	2,025	30,355

WW International, Inc. *	2,682	56,751

Zumiez, Inc. *	15,473	433,244

		9,363,185

Health Care Equipment & Services — 8.0%

Accuray, Inc. *	10,521	30,616

AdaptHealth Corp. *	5,951	162,462

Addus HomeCare Corp. *	2,060	200,994

Anika Therapeutics, Inc. *	2,946	96,099

AtriCure, Inc. *	5,889	203,524

Atrion Corp.	106	63,722

Avanos Medical, Inc. *	3,947	139,526

Axogen, Inc. *	3,403	42,912

BioTelemetry, Inc. *	3,085	131,359

Brookdale Senior Living, Inc. *	18,483	54,340

CONMED Corp. (a)	4,526	352,892

CorVel Corp. *	1,207	110,103

Ensign Group, Inc. (The)	6,779	398,876

Fulgent Genetics, Inc. * (a)	5,812	189,064

Healthcare Services Group, Inc.	5,071	116,025

HealthEquity, Inc. *	2,206	113,587

HMS Holdings Corp. *	10,952	291,542

Inogen, Inc. *	654	19,103

Integer Holdings Corp. *	4,526	264,545

Intersect ENT, Inc. *	3,471	53,801

Invacare Corp.	11,825	95,901

iRhythm Technologies, Inc. *	1,364	288,418

Lantheus Holdings, Inc. *	6,864	74,543

LENSAR, Inc. *	1,899	18,534

LHC Group, Inc. *	2,224	481,607

INVESTMENTS	SHARES	VALUE($)

Health Care Equipment & Services — continued

LivaNova plc *	2,236	112,560

Magellan Health, Inc. *	5,099	368,505

Meridian Bioscience, Inc. *	21,845	374,642

Merit Medical Systems, Inc. *	7,838	392,292

Natus Medical, Inc.*	9,383	170,864

Neogen Corp. *	5,545	386,708

NeoGenomics, Inc. * (a)	12,569	493,082

Nevro Corp. *	2,169	323,637

NuVasive, Inc. * (a)	5,627	250,008

Omnicell, Inc. * (a)	5,201	450,147

Option Care Health, Inc. *	4,511	60,132

OraSure Technologies, Inc. * (a)	29,245	436,920

Orthofix Medical, Inc. *	2,649	82,808

Owens & Minor, Inc.	26,998	678,190

Patterson Cos., Inc. (a)	16,370	407,204

Pennant Group, Inc. (The) *	6,049	252,001

Providence Service Corp. (The) *	2,926	343,951

RadNet, Inc. *	6,773	98,276

Select Medical Holdings Corp. *	16,582	347,890

STAAR Surgical Co. *	6,678	484,155

Surgery Partners, Inc. *	14,923	325,620

Surmodics, Inc. *	3,663	134,615

Tactile Systems Technology, Inc. *	307	11,230

Tenet Healthcare Corp. *	3,939	96,663

Tivity Health, Inc. * (a)	12,295	169,056

US Physical Therapy, Inc. (a)	1,378	109,317

Varex Imaging Corp. *	4,825	64,655

Wright Medical Group NV *	9,639	294,857

Zynex, Inc. *	14,317	183,401

		11,897,481

Household Goods & Home Construction — 5.0%

ACCO Brands Corp.	26,605	140,208

American Woodmark Corp. *	3,998	330,275

Beazer Homes USA, Inc. *	8,840	107,671

Cavco Industries, Inc. *	554	95,366

Central Garden & Pet Co., Class A *	9,230	326,650

CompX International, Inc.	1,372	17,342

Ethan Allen Interiors, Inc.	17,756	284,984

Hamilton Beach Brands Holding Co., Class A	3,301	72,787

Herman Miller, Inc.	10,735	327,095

HNI Corp.	10,733	349,359

Interface, Inc.	30,430	186,536

KB Home	12,723	410,317

Kimball International, Inc., Class B	6,887	70,936

Knoll, Inc.	15,284	175,155

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	143

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Household Goods & Home Construction — continued

La-Z-Boy, Inc.	14,240	487,435

LGI Homes, Inc. *	4,159	444,514

M/I Homes, Inc. *	10,795	441,731

MDC Holdings, Inc.	10,621	462,226

Meritage Homes Corp. *	4,821	419,861

National Presto Industries, Inc.	1,620	134,606

Sleep Number Corp. * (a)	8,087	512,392

Steelcase, Inc., Class A	27,708	289,272

Taylor Morrison Home Corp. *	19,766	426,946

TRI Pointe Group, Inc. *	27,023	443,988

WD-40 Co. (a)	2,225	541,520

		7,499,172

Industrial Engineering — 2.3%

Albany International Corp., Class A	3,863	196,781

Astec Industries, Inc.	5,615	285,242

Chart Industries, Inc. *	4,343	366,766

CIRCOR International, Inc. *	1,518	42,352

Columbus McKinnon Corp.	7,103	240,721

EnPro Industries, Inc.	2,638	155,695

Federal Signal Corp.	3,757	107,751

Franklin Electric Co., Inc.	4,605	275,057

GATX Corp.	2,092	142,842

Hillenbrand, Inc.	9,549	279,308

John Bean Technologies Corp.	1,182	99,252

Kennametal, Inc.	3,094	95,914

Meritor, Inc. *	16,166	393,480

Mueller Industries, Inc.	7,745	224,063

Rexnord Corp.	5,743	184,235

Standex International Corp.	1,222	75,874

Tennant Co.	2,103	125,381

Wabash National Corp.	7,722	110,116

		3,400,830

Industrial Metals & Mining — 1.9%

Arconic Corp. *	19,588	425,843

Carpenter Technology Corp.	11,512	201,230

Century Aluminum Co. * (a)	45,313	298,159

Commercial Metals Co.	21,664	447,362

Haynes International, Inc.	6,331	102,625

Kaiser Aluminum Corp.	4,613	290,296

Olympic Steel, Inc.	4,165	47,523

RBC Bearings, Inc. *	2,291	272,743

Schnitzer Steel Industries, Inc., Class A	6,535	137,235

Worthington Industries, Inc.	10,679	525,514

		2,748,530

INVESTMENTS	SHARES	VALUE($)

Industrial Transportation — 1.8%

ArcBest Corp.	3,740	114,145

Atlas Air Worldwide Holdings, Inc. *	3,193	188,898

DHT Holdings, Inc.	83,704	402,616

Echo Global Logistics, Inc. *	4,181	112,762

Forward Air Corp.	2,871	180,787

Frontline Ltd. (Norway) (a)	30,799	166,623

Heartland Express, Inc.	2,643	48,393

Hub Group, Inc., Class A *	3,331	166,983

Matson, Inc.	2,926	152,006

Nordic American Tankers Ltd. (a)	4,511	13,127

Saia, Inc. *	2,285	337,403

Scorpio Tankers, Inc. (Monaco) (a)	1,105	9,746

SEACOR Holdings, Inc. *	5,640	172,753

SFL Corp. Ltd. (Norway)	12,338	80,320

Triton International Ltd. (Bermuda)	8,790	324,175

Werner Enterprises, Inc. (a)	6,567	249,677

		2,720,414

Leisure Goods — 2.1%

Callaway Golf Co.	16,805	260,310

Fox Factory Holding Corp. *	5,099	428,724

Funko, Inc., Class A *	4,660	29,544

LCI Industries	4,017	440,504

Sonos, Inc. *	31,394	458,352

Sturm Ruger & Co., Inc.	5,946	397,550

Universal Electronics, Inc. *	6,099	226,029

Winnebago Industries, Inc.	7,936	372,595

YETI Holdings, Inc. *	9,091	449,823

		3,063,431

Life Insurance — 0.3%

American Equity Investment Life Holding Co.	7,210	178,952

CNO Financial Group, Inc.	12,503	221,928

FBL Financial Group, Inc., Class A (a)	986	48,995

National Western Life Group, Inc., Class A	214	36,301

		486,176

Media — 0.6%

Gray Television, Inc. *	19,110	242,315

MSG Networks, Inc., Class A * (a)	5,232	46,774

QuinStreet, Inc. *	6,886	110,210

Scholastic Corp.	2,186	43,195

TEGNA, Inc.	23,385	281,322

Yelp, Inc. *	4,769	93,806

		817,622

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Mining — 1.9%

Arch Resources, Inc. (a)	4,123	125,958

Coeur Mining, Inc. *	58,345	412,499

Compass Minerals International, Inc.	7,768	469,032

CONSOL Energy, Inc. *	30,395	115,197

Gold Resource Corp.	19,071	52,254

Hecla Mining Co.	80,582	369,066

NACCO Industries, Inc., Class A	2,085	40,637

Novagold Resources, Inc. (Canada) *	41,965	434,757

Peabody Energy Corp. *	81,510	105,148

SunCoke Energy, Inc.	60,699	211,839

US Silica Holdings, Inc. (a)	64,550	175,576

Warrior Met Coal, Inc.	22,516	337,740

		2,849,703

Mobile Telecommunications — 0.6%

Anterix, Inc. *	2,748	87,716

Iridium Communications, Inc. *	15,985	422,164

Shenandoah Telecommunications Co.	8,338	363,704

		873,584

Nonlife Insurance — 1.5%

Employers Holdings, Inc.	5,193	166,228

Enstar Group Ltd. *	585	100,544

Essent Group Ltd.	6,656	265,242

Horace Mann Educators Corp.	2,903	98,441

James River Group Holdings Ltd.	2,609	121,919

Kinsale Capital Group, Inc.	1,603	300,514

Mr Cooper Group, Inc. *	23,013	485,114

Protective Insurance Corp., Class B	223	2,932

RLI Corp.	3,786	328,246

Safety Insurance Group, Inc.	1,995	139,650

Selective Insurance Group, Inc.	2,771	144,258

State Auto Financial Corp.	930	11,476

		2,164,564

Oil & Gas Producers — 2.8%

Berry Corp.	32,295	84,613

Bonanza Creek Energy, Inc. *	10,847	192,100

Brigham Minerals, Inc., Class A	8,467	74,679

CNX Resources Corp. *	28,467	276,130

Comstock Resources, Inc. *	19,766	104,957

CVR Energy, Inc. (a)	16,544	182,149

Gulfport Energy Corp. * (a)	122,439	31,344

Kosmos Energy Ltd. (Ghana)	169,458	168,492

Magnolia Oil & Gas Corp., Class A * (a)	32,085	139,249

Matador Resources Co. *	35,356	249,967

INVESTMENTS	SHARES	VALUE($)

Oil & Gas Producers — continued

Montage Resources Corp. *	23,842	118,018

Ovintiv, Inc. (a)	37,268	342,866

Par Pacific Holdings, Inc. *	11,662	75,103

PBF Energy, Inc., Class A (a)	26,782	125,072

PDC Energy, Inc. *	21,155	252,168

Penn Virginia Corp. * (a)	30,442	233,795

ProPetro Holding Corp. *	49,387	195,079

Range Resources Corp.	62,825	413,389

SM Energy Co. (a)	76,113	122,542

Southwestern Energy Co. *	95,875	255,986

Talos Energy, Inc. * (a)	24,080	158,446

W&T Offshore, Inc. * (a)	28,215	39,501

Whiting Petroleum Corp. *	4,641	67,759

World Fuel Services Corp.	11,105	233,760

		4,137,164

Oil Equipment, Services & Distribution — 1.9%

Archrock, Inc.	45,096	267,419

Cactus, Inc., Class A	16,423	279,191

DMC Global, Inc. (a)	5,565	197,947

Dril-Quip, Inc. *	8,699	225,304

Golar LNG Ltd. (Cameroon) * (a)	1,038	7,837

Helix Energy Solutions Group, Inc. * (a)	82,086	203,573

Liberty Oilfield Services, Inc., Class A	27,174	181,522

Matrix Service Co. *	15,110	114,836

MRC Global, Inc. *	37,615	160,240

Nabors Industries Ltd.	12,225	347,434

Newpark Resources, Inc. *	25,483	18,223

NexTier Oilfield Solutions, Inc. * (a)	54,130	102,306

NOW, Inc. *	37,182	151,331

Oceaneering International, Inc. *	18,445	75,256

Oil States International, Inc. *	15,885	39,554

Patterson-UTI Energy, Inc.	78,175	200,128

RPC, Inc. * (a)	23,087	54,947

Solaris Oilfield Infrastructure, Inc., Class A	32,839	194,735

Tidewater, Inc. *	1,889	11,070

		2,832,853

Personal Goods — 1.8%

Crocs, Inc. *	11,599	606,976

Deckers Outdoor Corp. *	2,282	578,190

elf Beauty, Inc. *	10,934	221,632

Helen of Troy Ltd. *	2,286	433,426

Inter Parfums, Inc.	1,509	61,960

Movado Group, Inc.	2,058	22,453

Oxford Industries, Inc. (a)	5,502	226,517

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	145

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Personal Goods — continued

Signet Jewelers Ltd. (a)	5,755	128,221

Steven Madden Ltd.	13,222	317,460

Vera Bradley, Inc. *	17,415	110,411

		2,707,246

Pharmaceuticals & Biotechnology — 5.0%

Allogene Therapeutics, Inc. * (a)	5,172	175,434

ANI Pharmaceuticals, Inc. *	4,074	103,846

Arena Pharmaceuticals, Inc. *	6,399	548,522

Arrowhead Pharmaceuticals, Inc. *	8,307	475,991

Castle Biosciences, Inc. *	4,155	192,917

Catalyst Pharmaceuticals, Inc. *	30,278	89,926

Codexis, Inc. *	10,879	144,799

Collegium Pharmaceutical, Inc. * (a)	11,522	205,437

Corcept Therapeutics, Inc. * (a)	11,334	190,185

Dicerna Pharmaceuticals, Inc. *	10,331	216,848

Eagle Pharmaceuticals, Inc. *	2,034	94,622

Emergent BioSolutions, Inc. *	3,552	319,573

Enanta Pharmaceuticals, Inc. *	2,037	88,874

FibroGen, Inc. *	3,087	118,479

Halozyme Therapeutics, Inc. *	6,354	177,912

Heron Therapeutics, Inc. * (a)	4,419	72,074

Heska Corp. * (a)	1,100	129,063

ImmunoGen, Inc. *	5,085	28,679

Immunovant, Inc. *	4,165	181,677

Innoviva, Inc. *	20,069	216,946

Ironwood Pharmaceuticals, Inc. *	9,151	90,412

Kodiak Sciences, Inc. * (a)	4,392	398,838

Lannett Co., Inc. * (a)	10,931	70,286

Lexicon Pharmaceuticals, Inc. *	6,799	7,547

Ligand Pharmaceuticals, Inc. * (a)	1,102	90,860

Luminex Corp.	12,461	274,640

Medpace Holdings, Inc. *	3,744	415,359

MyoKardia, Inc. *	2,261	505,401

Myriad Genetics, Inc. *	5,388	66,973

Novavax, Inc. *	3,243	261,743

Pacira BioSciences, Inc. *	7,392	386,602

PDL BioPharma, Inc. * (a)	25,034	53,823

PetIQ, Inc. * (a)	3,785	108,100

Prestige Consumer Healthcare, Inc. *	8,136	268,732

PTC Therapeutics, Inc. *	3,757	196,078

Relmada Therapeutics, Inc. * (a)	1,576	48,746

Retrophin, Inc. * (a)	6,377	129,070

Sangamo Therapeutics, Inc. *	3,456	35,735

Supernus Pharmaceuticals, Inc. *	2,875	52,785

INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals & Biotechnology — continued

Vanda Pharmaceuticals, Inc. *	7,287	77,898

Xencor, Inc. *	3,094	118,748

		7,430,180

Real Estate Investment & Services — 0.1%

Kennedy-Wilson Holdings, Inc.	10,350	136,413

Rafael Holdings, Inc., Class B *	4,719	77,392

		213,805

Real Estate Investment Trusts — 6.0%

Agree Realty Corp.	4,841	300,481

American Assets Trust, Inc.	2,976	62,288

Anworth Mortgage Asset Corp.	17,732	29,081

Apollo Commercial Real Estate Finance, Inc. (a)	17,361	151,041

Blackstone Mortgage Trust, Inc., Class A	9,232	200,334

Capstead Mortgage Corp.	19,771	101,030

CareTrust REIT, Inc.	12,795	218,795

Community Healthcare Trust, Inc.	2,093	96,906

CoreCivic, Inc.	6,996	44,844

DiamondRock Hospitality Co.	5,572	27,526

EastGroup Properties, Inc.	2,949	392,453

Ellington Financial, Inc.	15,891	194,506

Essential Properties Realty Trust, Inc.	7,557	124,842

Four Corners Property Trust, Inc.	9,662	244,835

Franklin Street Properties Corp.	5,636	23,671

GEO Group, Inc. (The) (a)	4,896	43,379

Global Net Lease, Inc.	15,352	218,459

Granite Point Mortgage Trust, Inc. (a)	7,020	47,315

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	6,478	271,104

Healthcare Realty Trust, Inc.	9,827	273,191

Innovative Industrial Properties, Inc.	3,815	444,943

Invesco Mortgage Capital, Inc. (a)	30,246	81,664

Investors Real Estate Trust	3,392	228,655

iStar, Inc. (a)	24,553	289,725

Kite Realty Group Trust	7,440	77,078

KKR Real Estate Finance Trust, Inc.	13,148	219,703

Ladder Capital Corp.	17,834	133,755

Lexington Realty Trust	39,903	396,237

LTC Properties, Inc.	6,947	229,320

MFA Financial, Inc. (a)	157,883	445,230

National Health Investors, Inc.	3,942	220,949

National Storage Affiliates Trust	4,501	152,539

New York Mortgage Trust, Inc.	80,119	203,502

Office Properties Income Trust	2,349	43,245

PennyMac Mortgage Investment Trust	21,396	320,298

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Real Estate Investment Trusts — continued

Physicians Realty Trust	16,856	284,192

Piedmont Office Realty Trust, Inc., Class A	15,297	174,692

PotlatchDeltic Corp.	2,657	110,398

QTS Realty Trust, Inc., Class A (a)	3,722	228,940

Redwood Trust, Inc. (a)	24,400	207,400

Retail Opportunity Investments Corp.	7,717	75,086

RLJ Lodging Trust	5,748	47,019

RPT Realty	12,207	59,692

Sabra Health Care REIT, Inc.	16,028	210,928

Saul Centers, Inc.	628	15,543

STAG Industrial, Inc.	11,305	351,812

Summit Hotel Properties, Inc.	6,149	32,467

Terreno Realty Corp.	7,175	403,809

TPG RE Finance Trust, Inc. (a)	5,730	44,809

Urban Edge Properties	941	8,845

Washington	5,529	96,647

Western Asset Mortgage Capital Corp. (a)	14,952	29,007

		8,934,210

Software & Computer Services — 7.2%

Agilysys, Inc. *	5,062	137,079

Alarm.com Holdings, Inc. *	794	46,314

Appfolio, Inc., Class A * (a)	2,831	404,465

Avaya Holdings Corp. *	11,383	195,788

Blackbaud, Inc.	2,735	134,945

Blackline, Inc. * (a)	3,932	384,078

Blucora, Inc. *	1,892	18,825

Bottomline Technologies DE, Inc. *	5,541	220,088

Calix, Inc. *	9,057	212,024

Cerence, Inc. * (a)	9,015	492,039

ChannelAdvisor Corp. *	17,273	279,823

Cogent Communications Holdings, Inc.	5,397	301,153

Computer Programs & Systems, Inc.	4,210	117,417

CSG Systems International, Inc.	7,164	271,372

Ebix, Inc. (a)	4,337	78,326

Envestnet, Inc. *	4,970	381,398

Forrester Research, Inc. *	2,933	108,345

Gogo, Inc. *	5,361	43,102

Inovalon Holdings, Inc., Class A *	12,381	235,115

Intelligent Systems Corp. *	2,981	113,039

j2 Global, Inc. * (a)	3,901	264,800

Limelight Networks, Inc. * (a)	25,849	91,247

MicroStrategy, Inc., Class A *	1,598	266,978

Mitek Systems, Inc. *	6,819	84,897

Model N, Inc. *	6,691	235,724

NetScout Systems, Inc. *	10,192	209,140

INVESTMENTS	SHARES	VALUE($)

Software & Computer Services — continued

NextGen Healthcare, Inc. *	7,300	99,280

NIC, Inc.	14,298	320,561

OneSpan, Inc. *	14,870	326,099

Perficient, Inc. *	10,263	401,899

Perspecta, Inc.	12,641	226,653

Progress Software Corp.	9,264	336,932

PROS Holdings, Inc. *	1,850	52,114

Q2 Holdings, Inc. * (a)	700	63,868

Qualys, Inc. *	3,733	327,944

SailPoint Technologies Holding, Inc. *	11,732	486,995

Sapiens International Corp. NV (Israel)	2,808	76,181

Shutterstock, Inc.	7,484	489,828

Simulations Plus, Inc.	4,423	286,699

SPS Commerce, Inc. *	5,900	504,981

Unisys Corp. * (a)	13,183	173,225

Varonis Systems, Inc. *	2,886	333,535

Verint Systems, Inc. *	5,595	271,469

VirnetX Holding Corp. (a)	18,282	101,282

Virtusa Corp. *	3,482	175,145

Workiva, Inc. *	6,002	331,971

		10,714,182

Support Services — 2.8%

ABM Industries, Inc.	4,849	168,357

ACI Worldwide, Inc. *	13,680	399,046

AMN Healthcare Services, Inc. *	2,006	130,952

Applied Industrial Technologies, Inc.	6,889	420,573

ASGN, Inc. *	3,063	204,241

Cimpress plc (Ireland) * (a)	1,233	90,502

Covanta Holding Corp.	470	4,268

CRA International, Inc.	2,567	105,119

Deluxe Corp.	2,241	48,047

DXP Enterprises, Inc. *	999	15,624

EVERTEC, Inc. (Puerto Rico)	5,317	176,950

ExlService Holdings, Inc. *	2,234	169,203

Exponent, Inc.	2,431	169,173

Heidrick & Struggles International, Inc.	1,205	27,534

Huron Consulting Group, Inc. *	1,547	58,569

Insperity, Inc.	1,609	123,217

Kaman Corp.	4,342	172,204

Kelly Services, Inc., Class A	2,357	40,965

Korn Ferry	2,173	65,603

Lawson Products, Inc. *	1,294	53,326

LB Foster Co., Class A *	825	11,187

MAXIMUS, Inc.	5,889	397,979

McGrath RentCorp	2,777	158,511

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	147

JPMorgan Diversified Return U.S. Small Cap Equity ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

Support Services — continued

Resources Connection, Inc.	2,818	30,265

Sykes Enterprises, Inc. *	1,994	68,274

Team, Inc. *	1,922	10,302

TriNet Group, Inc. *	3,174	218,752

TrueBlue, Inc. *	1,219	18,919

TTEC Holdings, Inc.	4,169	228,378

UniFirst Corp.	2,122	347,605

		4,133,645

Technology Hardware & Equipment — 6.7%

Acacia Communications, Inc. *	6,126	414,975

ADTRAN, Inc.	12,839	137,249

Advanced Energy Industries, Inc. *	4,348	293,360

Amkor Technology, Inc. *	26,976	319,666

Axcelis Technologies, Inc. *	13,217	291,699

Brooks Automation, Inc.	7,421	346,561

CEVA, Inc. *	5,573	224,703

CMC Materials, Inc.	2,801	398,274

Cohu, Inc.	8,634	187,617

Comtech Telecommunications Corp.	10,663	153,547

Diodes, Inc. *	8,479	490,341

DSP Group, Inc. *	6,820	89,819

FormFactor, Inc. *	12,434	352,504

Harmonic, Inc. * (a)	14,349	85,233

Ichor Holdings Ltd. *	12,673	294,774

Insight Enterprises, Inc. *	6,744	359,792

InterDigital, Inc.	7,043	394,267

Lattice Semiconductor Corp. *	16,059	560,459

Loral Space & Communications, Inc.	1,015	17,671

MaxLinear, Inc. *	9,610	254,088

NeoPhotonics Corp. *	45,604	310,563

NETGEAR, Inc. *	4,380	134,992

Onto Innovation, Inc. *	6,877	220,545

PC Connection, Inc. (a)	4,320	196,776

Photronics, Inc. *	16,935	165,116

Pitney Bowes, Inc.	22,032	116,990

Power Integrations, Inc.	5,893	354,818

Rambus, Inc. *	21,855	301,381

Ribbon Communications, Inc. *	1,005	4,332

ScanSource, Inc. *	6,014	120,881

Semtech Corp. *	5,257	288,557

Silicon Laboratories, Inc. *	3,019	309,327

SiTime Corp. *	1,706	142,434

SMART Global Holdings, Inc. * (a)	5,464	144,195

Super Micro Computer, Inc. *	4,894	111,192

Synaptics, Inc. *	5,381	412,561

INVESTMENTS	SHARES	VALUE($)

Technology Hardware & Equipment — continued

Ultra Clean Holdings, Inc. *	13,965	297,315

Veeco Instruments, Inc. * (a)	2,473	31,481

Viavi Solutions, Inc. *	28,852	356,322

Xperi Holding Corp.	20,755	257,362

		9,943,739

Tobacco — 0.4%

Universal Corp.	8,272	329,639

Vector Group Ltd.	34,636	318,305

		647,944

Travel & Leisure — 2.7%

Allegiant Travel Co. (a)	921	124,114

Biglari Holdings, Inc., Class B *	134	11,225

BJ’s Restaurants, Inc.	3,227	91,034

Bloomin’ Brands, Inc.	14,967	209,239

Boyd Gaming Corp.	7,453	236,409

Brinker International, Inc. (a)	5,630	245,130

Churchill Downs, Inc.	2,607	388,834

Chuy’s Holdings, Inc. * (a)	2,918	61,249

Cracker Barrel Old Country Store, Inc. (a)	2,046	232,876

Dave & Buster’s Entertainment, Inc. (a)	2,586	44,376

Dine Brands Global, Inc. (a)	3,079	158,414

El Pollo Loco Holdings, Inc. *	8,266	116,716

Jack in the Box, Inc.	3,713	297,263

Marriott Vacations Worldwide Corp.	2,715	262,269

Noodles & Co. * (a)	3,092	19,974

Penn National Gaming, Inc. *	8,335	449,923

Ruth’s Hospitality Group, Inc.	8,033	89,809

SkyWest, Inc.	4,640	134,699

Texas Roadhouse, Inc.	5,600	392,168

Wingstop, Inc. (a)	3,149	366,323

		3,932,044

Total Common Stocks (Cost $163,609,237)		148,376,055

	NO. OF RIGHTS

Rights — 0.0%

Media — 0.0%

Media General, Inc., CVR *‡	1,533	—

Pharmaceuticals & Biotechnology — 0.0%

Achillion Pharmaceuticals, Inc., CVR *‡	12,757	—

Total Rights (Cost $–)		—

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Short-Term Investments — 12.6%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $224,874)	224,874	224,874

Investment of Cash Collateral from Securities Loaned — 12.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	15,995,898	15,997,497

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (b) (c)	2,483,386	2,483,386

Total Investment of Cash Collateral from Securities Loaned (Cost $18,483,683)		18,480,883

Total Short-Term Investments (Cost $18,708,557)		18,705,757

Total Investments — 112.4% (Cost $182,317,794)		167,081,812
Liabilities in Excess of Other Assets — (12.4%)		(18,408,987)

NET ASSETS — 100.0%		148,672,825

Percentages indicated are based on net assets.

Abbreviations

CVR	ContingentValue Rights
REIT	RealEstate Investment Trust

(a)	Thesecurity or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $17,374,417.
(b)	Investmentin an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2020.
*	Non-incomeproducing security.
‡	Valuedetermined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	4	12/2020	USD	307,520	(5,208)

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	149

JPMorgan International Growth ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.0%

Australia — 2.9%

CSL Ltd.	3,293	666,692

IDP Education Ltd.	31,599	428,699

		1,095,391

Brazil — 0.7%

Magazine Luiza SA	60,068	256,793

Canada — 5.7%

Alimentation Couche-Tard, Inc., Class B	13,310	409,900

Canadian National Railway Co.	5,637	559,977

Canadian Pacific Railway Ltd.	1,728	516,389

Shopify, Inc., Class A *	741	683,118

		2,169,384

China — 14.2%

Alibaba Group Holding Ltd., ADR *	7,736	2,357,082

Budweiser Brewing Co. APAC Ltd.(a)	61,200	180,486

Ping An Insurance Group Co. of China Ltd., Class H	36,000	372,228

Tencent Holdings Ltd.	24,000	1,833,736

Wuxi Biologics Cayman, Inc. *(a)	21,500	603,800

		5,347,332

Denmark — 4.9%

Genmab A/S *	1,392	464,963

Novo Nordisk A/S, Class B	12,571	801,598

Orsted A/S(a)	3,792	601,844

		1,868,405

Finland — 1.4%

Kone OYJ, Class B	6,744	536,911

France — 4.1%

L’Oreal SA	2,184	705,837

LVMH Moet Hennessy Louis Vuitton SE	1,824	854,996

		1,560,833

Germany — 8.5%

adidas AG *	1,920	570,442

Delivery Hero SE *(a)	6,144	705,296

Sartorius AG (Preference)	1,080	457,143

Symrise AG	3,696	455,755

Vonovia SE	6,823	435,741

Zalando SE *(a)	6,144	572,156

		3,196,533

Hong Kong — 5.5%

AIA Group Ltd.	76,800	730,919

Hong Kong Exchanges & Clearing Ltd.	16,000	766,699

Techtronic Industries Co. Ltd.	43,000	579,182

		2,076,800

INVESTMENTS	SHARES	VALUE($)

India — 1.4%

HDFC Bank Ltd., ADR *	8,957	514,490

Indonesia — 1.1%

Bank Central Asia Tbk. PT	208,800	410,847

Japan — 9.5%

Daikin Industries Ltd.	2,700	505,260

Hoya Corp.	5,100	575,570

Keyence Corp.	2,100	953,027

SMC Corp.	600	319,144

Sony Corp.	9,600	800,318

Sysmex Corp.	4,500	422,679

		3,575,998

Netherlands — 5.2%

Adyen NV *(a)	328	551,284

Argenx SE *	1,475	368,074

Argenx SE *	115	28,634

ASML Holding NV	2,856	1,033,310

		1,981,302

New Zealand — 1.4%

Xero Ltd. *	6,576	510,156

Spain — 1.3%

Cellnex Telecom SA(a)	7,609	488,429

Sweden — 2.2%

Assa Abloy AB, Class B	17,472	374,468

Atlas Copco AB, Class A	10,728	473,547

		848,015

Switzerland — 9.6%

Lonza Group AG (Registered)	1,104	668,925

Nestle SA (Registered)	13,298	1,495,731

Partners Group Holding AG	360	324,110

Roche Holding AG	3,480	1,118,234

		3,607,000

Taiwan — 6.8%

Sea Ltd., ADR *	4,257	671,329

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,699	1,903,765

		2,575,094

United Kingdom — 7.2%

Diageo plc	19,139	618,532

Intertek Group plc	5,928	426,999

Linde plc	2,189	479,752

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued

United Kingdom — continued

London Stock Exchange Group plc	6,086	656,058

RELX plc	27,921	552,403

		2,733,744

United States — 3.4%

EPAM Systems, Inc. *	1,486	459,100

Spotify Technology SA *	2,161	518,402

Unity Software, Inc. *	3,202	303,806

		1,281,308

Total Common Stocks (Cost $32,814,824)		36,634,765

Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (b) (c) (Cost $469,916)	469,916	469,916

Total Investments — 98.2% (Cost $33,284,740)		37,104,681
Other Assets Less Liabilities — 1.8%		682,977

NET ASSETS — 100.0%		37,787,658

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet & Direct Marketing Retail	9.8%

Semiconductors & Semiconductor Equipment	7.9

Pharmaceuticals	5.2

Machinery	5.1

Interactive Media & Services	4.9

Capital Markets	4.7

IT Services	4.6

Biotechnology	4.1

Food Products	4.0

Health Care Equipment & Supplies	3.9

Textiles, Apparel & Luxury Goods	3.8

Life Sciences Tools & Services	3.4

Entertainment	3.2

Insurance	3.0

Road & Rail	2.9

Professional Services	2.6

INDUSTRY	PERCENTAGE

Electronic Equipment, Instruments & Components	2.6%

Chemicals	2.5

Banks	2.5

Building Products	2.4

Software	2.2

Household Durables	2.2

Beverages	2.2

Personal Products	1.9

Electric Utilities	1.6

Diversified Telecommunication Services	1.3

Real Estate Management & Development	1.2

Diversified Consumer Services	1.2

Food & Staples Retailing	1.1

Multiline Retail	0.7

Short-Term Investments	1.3

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	151

JPMorgan U.S. Dividend ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — 99.7%

Aerospace & Defense — 0.5%

Lockheed Martin Corp.	532	186,269

Automobiles & Parts — 2.2%

Ford Motor Co.	27,242	210,581

General Motors Co.	6,056	209,114

Genuine Parts Co.	2,161	195,419

Harley-Davidson, Inc.	4,907	161,342

		776,456

Banks — 0.9%

New York Community Bancorp, Inc.	18,868	156,793

PacWest Bancorp	3,934	75,690

People’s United Financial, Inc.	8,803	93,928

		326,411

Beverages — 1.5%

Coca-Cola Co. (The)	4,364	209,734

Keurig Dr Pepper, Inc.	1,652	44,439

Molson Coors Beverage Co., Class B	1,093	38,539

PepsiCo, Inc.	1,626	216,729

		509,441

Chemicals — 7.4%

Cabot Corp.	2,043	77,654

Celanese Corp.	1,634	185,475

CF Industries Holdings, Inc.	6,486	179,078

Chemours Co. (The)	13,583	273,562

Dow, Inc.	4,460	202,885

DuPont de Nemours, Inc.	3,692	210,001

Eastman Chemical Co.	2,727	220,451

Huntsman Corp.	9,464	229,881

International Flavors & Fragrances, Inc. (a)	1,748	179,450

LyondellBasell Industries NV, Class A	2,987	204,460

NewMarket Corp.	48	17,169

Olin Corp.	12,963	214,538

RPM International, Inc.	2,062	174,590

Scotts Miracle-Gro Co. (The)	1,016	152,451

Valvoline, Inc.	2,800	55,076

WR Grace & Co.	582	25,311

		2,602,032

Construction & Materials — 0.5%

MDU Resources Group, Inc.	7,921	188,203

Electricity — 13.0%

AES Corp. (The)	12,408	241,956

Alliant Energy Corp.	4,091	226,150

American Electric Power Co., Inc.	2,355	211,785

Avangrid, Inc.	3,385	167,016

INVESTMENTS	SHARES	VALUE ($)

Electricity — continued

CMS Energy Corp.	3,323	210,446

Consolidated Edison, Inc.	2,979	233,822

Dominion Energy, Inc.	2,744	220,453

DTE Energy Co.	1,835	226,476

Edison International	4,164	233,351

Entergy Corp.	2,223	225,012

Evergy, Inc.	4,195	231,564

Eversource Energy	1,170	102,106

Exelon Corp.	5,868	234,074

FirstEnergy Corp.	7,400	219,928

Hawaiian Electric Industries, Inc.	4,233	139,858

IDACORP, Inc.	1,194	104,750

OGE Energy Corp.	5,996	184,497

Pinnacle West Capital Corp.	3,004	245,036

PPL Corp.	7,608	209,220

Public Service Enterprise Group, Inc.	4,141	240,799

Southern Co. (The)	4,160	238,992

Vistra Corp.	9,003	156,382

Xcel Energy, Inc.	685	47,971

		4,551,644

Electronic & Electrical Equipment — 1.2%

Emerson Electric Co.	3,120	202,145

Hubbell, Inc.	1,491	216,955

		419,100

Financial Services — 1.0%

Invesco Ltd.	18,674	244,816

Lazard Ltd., Class A	2,907	97,879

		342,695

Fixed Line Telecommunications — 1.7%

AT&T, Inc.	7,315	197,651

CenturyLink, Inc.	20,002	172,417

Verizon Communications, Inc.	3,646	207,786

		577,854

Food & Drug Retailers — 0.3%

Sysco Corp.	2,053	113,551

Food Producers — 3.7%

Archer-Daniels-Midland Co.	1,692	78,238

Campbell Soup Co.	4,292	200,308

Conagra Brands, Inc.	5,817	204,119

Flowers Foods, Inc.	8,725	205,735

General Mills, Inc.	3,211	189,834

JM Smucker Co. (The)	175	19,635

Kellogg Co.	3,112	195,714

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

Food Producers — continued

Kraft Heinz Co. (The)	6,458	197,550

		1,291,133

Forestry & Paper — 0.7%

International Paper Co.	5,572	243,775

Gas, Water & Multiutilities — 4.5%

Ameren Corp.	993	80,552

CenterPoint Energy, Inc.	10,950	231,374

Duke Energy Corp.	2,686	247,407

National Fuel Gas Co.	3,675	146,853

NiSource, Inc.	9,771	224,440

Sempra Energy	1,637	205,214

UGI Corp.	6,336	204,906

WEC Energy Group, Inc.	2,118	212,965

		1,553,711

General Industrials — 2.9%

3M Co.	1,267	202,669

Eaton Corp. plc	2,115	219,516

Packaging Corp. of America	1,855	212,379

Sonoco Products Co.	3,588	175,417

WestRock Co.	5,523	207,389

		1,017,370

General Retailers —3.9%

Foot Locker, Inc.	3,792	139,849

Gap, Inc. (The)	12,420	241,569

H&R Block, Inc.	7,924	136,768

Home Depot, Inc. (The)	844	225,103

Kohl’s Corp.	8,223	175,068

L Brands, Inc.	7,228	231,368

Nordstrom, Inc. (a)	4,961	60,028

Target Corp.	1,036	157,700

		1,367,453

Health Care Equipment & Services — 3.7%

Anthem, Inc.	660	180,048

Becton Dickinson and Co.	778	179,819

Encompass Health Corp.	1,327	81,358

HCA Healthcare, Inc.	1,541	190,992

Medtronic plc	2,093	210,493

Quest Diagnostics, Inc.	1,693	206,783

ResMed, Inc.	56	10,749

Stryker Corp.	205	41,412

UnitedHealth Group, Inc.	615	187,661

		1,289,315

INVESTMENTS	SHARES	VALUE ($)

Household Goods & Home Construction — 3.2%

Clorox Co. (The)	1,009	209,115

Leggett & Platt, Inc.	4,676	195,130

Newell Brands, Inc.	12,952	228,732

Procter & Gamble Co. (The)	1,664	228,135

Stanley Black & Decker, Inc.	72	11,966

Whirlpool Corp.	1,284	237,489

		1,110,567

Industrial Engineering — 1.9%

Caterpillar, Inc.	1,492	234,319

Cummins, Inc.	1,071	235,502

Rockwell Automation, Inc.	322	76,353

Timken Co. (The)	2,046	122,146

		668,320

Industrial Metals & Mining — 2.8%

Fastenal Co.	2,191	94,717

Freeport-McMoRan, Inc.	401	6,953

GrafTech International Ltd.	6,864	46,332

Nucor Corp.	4,589	219,171

Reliance Steel & Aluminum Co.	1,648	179,615

Southern Copper Corp. (Peru)	4,851	253,901

Steel Dynamics, Inc.	5,966	187,810

		988,499

Industrial Transportation — 1.3%

Macquarie Infrastructure Corp.	5,048	130,238

Ryder System, Inc.	2,309	113,741

United Parcel Service, Inc., Class B	1,369	215,084

		459,063

Leisure Goods — 1.0%

Garmin Ltd.	1,802	187,444

Hasbro, Inc.	1,768	146,249

		333,693

Media — 0.4%

Nielsen Holdings plc	10,894	147,178

Mobile Telecommunications — 0.8%

Telephone and Data Systems, Inc.	6,925	117,725

T-Mobile US, Inc.*	1,606	175,969

		293,694

Nonlife Insurance — 0.5%

Old Republic International Corp.	10,747	174,961

Oil & Gas Producers — 3.2%

Apache Corp.	14,757	122,483

Chevron Corp.	3,624	251,868

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	153

JPMorgan U.S. Dividend ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

Oil & Gas Producers — continued

Exxon Mobil Corp.	4,770	155,597

Marathon Petroleum Corp.	4,977	146,822

Murphy Oil Corp.	15,514	119,768

Occidental Petroleum Corp.	17,357	158,470

Phillips 66	899	41,947

Valero Energy Corp.	2,961	114,324

		1,111,279

Oil Equipment, Services & Distribution — 4.1%

Antero Midstream Corp.	35,870	205,535

Equitrans Midstream Corp.	20,397	148,082

Halliburton Co.	11,443	138,003

Helmerich & Payne, Inc.	8,406	124,997

Kinder Morgan, Inc.	11,525	137,148

ONEOK, Inc.	6,721	194,909

Schlumberger NV	9,347	139,644

Targa Resources Corp.	10,718	172,024

Williams Cos., Inc. (The)	9,783	187,736

		1,448,078

Personal Goods — 2.1%

Coty, Inc., Class A	30,033	87,096

Hanesbrands, Inc.	12,680	203,768

Kimberly-Clark Corp.	1,428	189,338

Nu Skin Enterprises, Inc., Class A	2,068	102,056

Tapestry, Inc.	6,562	145,873

		728,131

Pharmaceuticals & Biotechnology — 5.7%

Abbott Laboratories	1,939	203,808

AbbVie, Inc.	2,340	199,134

Amgen, Inc.	892	193,510

Bristol-Myers Squibb Co.	3,582	209,368

Cardinal Health, Inc.	3,620	165,760

Eli Lilly and Co.	1,325	172,860

Gilead Sciences, Inc.	2,771	161,134

Johnson & Johnson	1,565	214,577

Merck & Co., Inc.	2,615	196,674

Perrigo Co. plc	1,772	77,738

Pfizer, Inc.	5,748	203,939

		1,998,502

Real Estate Investment Trusts — 10.0%

AGNC Investment Corp.	15,551	217,247

Annaly Capital Management, Inc.	29,402	208,460

Apple Hospitality REIT, Inc.	8,747	86,595

Brandywine Realty Trust	12,714	111,375

INVESTMENTS	SHARES	VALUE ($)

Real Estate Investment Trusts — continued

Brixmor Property Group, Inc.	10,357	113,513

Brookfield Property REIT, Inc., Class A (a)	2,984	44,014

Corporate Office Properties Trust	1,568	35,170

Digital Realty Trust, Inc.	203	29,293

EPR Properties	4,012	95,646

Gaming and Leisure Properties, Inc.	4,953	180,041

Healthcare Trust of America, Inc., Class A	1,136	27,605

Healthpeak Properties, Inc.	6,217	167,672

Iron Mountain, Inc. (a)	6,702	174,654

Kimco Realty Corp.	11,053	113,404

Medical Properties Trust, Inc.	5,867	104,550

National Retail Properties, Inc.	3,391	108,546

New Residential Investment Corp.	23,709	177,817

Omega Healthcare Investors, Inc.	5,560	160,184

Outfront Media, Inc.	6,060	79,447

Park Hotels & Resorts, Inc. (a)	20,001	198,610

Rayonier, Inc.	4,561	115,758

Simon Property Group, Inc.	2,155	135,356

Spirit Realty Capital, Inc.	4,664	140,153

Starwood Property Trust, Inc.	10,610	148,222

Taubman Centers, Inc.	890	29,744

Ventas, Inc.	1,098	43,338

VEREIT, Inc.	23,720	147,064

Welltower, Inc.	2,419	130,070

WP Carey, Inc.	2,634	164,915

		3,488,463

Software & Computer Services — 1.9%

DXC Technology Co.	3,613	66,551

Hewlett Packard Enterprise Co.	18,757	162,061

International Business Machines Corp.	1,653	184,574

Microsoft Corp.	1,269	256,934

		670,120

Support Services — 1.3%

Alliance Data Systems Corp.	902	46,489

Paychex, Inc.	2,760	227,010

Waste Management, Inc.	1,631	176,001

		449,500

Technology Hardware & Equipment — 5.5%

Analog Devices, Inc.	1,775	210,391

HP, Inc.	11,138	200,039

Intel Corp.	3,476	153,917

KLA Corp.	1,124	221,630

Maxim Integrated Products, Inc.	3,145	219,049

Microchip Technology, Inc.	2,000	210,160

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

Technology Hardware & Equipment — continued

NetApp, Inc.	1,692	74,262

QUALCOMM, Inc.	1,925	237,468

Western Digital Corp.	3,773	142,355

Xerox Holdings Corp.	10,102	175,573

Xilinx, Inc.	750	89,018

		1,933,862

Tobacco — 1.1%

Altria Group, Inc.	4,903	176,900

Philip Morris International, Inc.	2,786	197,862

		374,762

Travel & Leisure — 3.3%

Carnival Corp.(a)	9,321	127,791

Copa Holdings SA, Class A (Panama)	2,073	102,157

Darden Restaurants, Inc.	1,928	177,222

Extended Stay America, Inc.	10,325	117,189

Las Vegas Sands Corp.	3,247	156,051

McDonald’s Corp.	1,060	225,780

Six Flags Entertainment Corp.	7,022	151,816

Wyndham Destinations, Inc.	2,496	81,444

		1,139,450

Total Common Stocks (Cost $37,984,596)		34,874,535

Short-Term Investments — 2.0%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(b) (c) (Cost $83,190)	83,190	83,190

INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	399,870	399,910

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (b) (c)	218,497	218,497

Total Investment of Cash Collateral from Securities Loaned (Cost $618,467)		618,407

Total Short-Term Investments (Cost $701,657)		701,597

Total Investments — 101.7% (Cost $38,686,253)		35,576,132

Liabilities in Excess of Other Assets — (1.7%)		(610,729)

NET ASSETS — 100.0%		34,965,403

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $597,327.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	8	12/2020	USD	130,620	(996)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	155

JPMorgan U.S. Minimum Volatility ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — 99.7%

Aerospace & Defense — 0.5%

Lockheed Martin Corp.	587	205,526

Alternative Energy — 0.6%

First Solar, Inc.*	2,667	232,149

Automobiles & Parts — 0.8%

Gentex Corp.	3,683	101,909

Genuine Parts Co.	2,106	190,445

		292,354

Banks — 0.1%

TFS Financial Corp.	3,239	50,885

Beverages — 3.6%

Brown-Forman Corp., Class B	2,876	200,486

Coca-Cola Co. (The)	4,354	209,253

Constellation Brands, Inc., Class A	1,017	168,039

Keurig Dr Pepper, Inc.	6,567	176,652

Molson Coors Beverage Co., Class B(a)	5,018	176,935

Monster Beverage Corp.*	2,605	199,465

PepsiCo, Inc.	1,711	228,059

		1,358,889

Chemicals — 5.1%

Air Products and Chemicals, Inc.	778	214,915

Ashland Global Holdings, Inc.	2,571	179,379

Axalta Coating Systems Ltd.*	3,657	91,827

Celanese Corp.	223	25,313

Ecolab, Inc.	997	183,039

International Flavors & Fragrances, Inc.(a)	1,411	144,853

Linde plc (United Kingdom)	947	208,662

NewMarket Corp.	270	96,576

PPG Industries, Inc.	1,770	229,604

RPM International, Inc.	2,728	230,980

Scotts Miracle-Gro Co. (The)	1,436	215,472

WR Grace & Co.	2,452	106,638

		1,927,258

Construction & Materials — 0.2%

MDU Resources Group, Inc.	2,355	55,955

Electricity — 11.6%

Alliant Energy Corp.	4,357	240,855

American Electric Power Co., Inc.	2,916	262,236

Avangrid, Inc.	3,632	179,203

CMS Energy Corp.	3,759	238,057

Consolidated Edison, Inc.	2,709	212,629

Dominion Energy, Inc.	2,615	210,089

DTE Energy Co.	1,922	237,213

Entergy Corp.	1,984	200,820

INVESTMENTS	SHARES	VALUE ($)

Electricity — continued

Evergy, Inc.	3,709	204,737

Eversource Energy	2,619	228,560

Exelon Corp.	5,300	211,417

FirstEnergy Corp.	4,643	137,990

Hawaiian Electric Industries, Inc.	2,956	97,666

IDACORP, Inc.	1,460	128,086

NextEra Energy, Inc.	3,384	247,743

NRG Energy, Inc.	2,337	73,896

OGE Energy Corp.	5,840	179,697

Pinnacle West Capital Corp.	2,657	216,732

PPL Corp.	6,833	187,908

Public Service Enterprise Group, Inc.	4,356	253,301

Southern Co. (The)	3,811	218,942

Xcel Energy, Inc.	3,307	231,589

		4,399,366

Electronic & Electrical Equipment — 0.6%

Hubbell, Inc.	947	137,798

Waters Corp.*	480	106,954

		244,752

Fixed Line Telecommunications — 1.4%

AT&T, Inc.	7,047	190,410

CenturyLink, Inc.	8,386	72,287

GCI Liberty, Inc., Class A*	644	52,312

Verizon Communications, Inc.	3,963	225,852

		540,861

Food & Drug Retailers — 0.6%

AmerisourceBergen Corp.	530	50,917

CVS Health Corp.	2,804	157,277

		208,194

Food Producers — 9.8%

Archer-Daniels-Midland Co.	4,975	230,044

Beyond Meat, Inc.*(a)	1,522	216,778

Bunge Ltd.	2,823	160,149

Campbell Soup Co.	4,043	188,687

Conagra Brands, Inc.	6,282	220,435

Corteva, Inc.	3,773	124,434

Flowers Foods, Inc.	6,411	151,171

General Mills, Inc.	3,499	206,861

Hershey Co. (The)	1,482	203,716

Hormel Foods Corp.	4,437	216,038

Ingredion, Inc.	2,463	174,602

JM Smucker Co. (The)	1,954	219,239

Kellogg Co.	3,369	211,876

Kraft Heinz Co. (The)	3,192	97,643

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

Food Producers — continued

Lamb Weston Holdings, Inc.	3,051	193,586

McCormick & Co., Inc. (Non-Voting)	1,146	206,864

Mondelez International, Inc., Class A	4,022	213,649

Pilgrim’s Pride Corp.*	1,049	17,560

Post Holdings, Inc.*	1,943	166,904

TreeHouse Foods, Inc.*	1,315	51,075

Tyson Foods, Inc., Class A	3,084	176,497

US Foods Holding Corp.*	1,939	40,525

		3,688,333

Gas, Water & Multiutilities — 5.6%

Ameren Corp.	2,850	231,192

American Water Works Co., Inc.	1,615	243,074

Atmos Energy Corp.	2,197	201,399

CenterPoint Energy, Inc.	5,593	118,180

Duke Energy Corp.	2,494	229,722

Essential Utilities, Inc.	4,699	193,599

National Fuel Gas Co.	3,824	152,807

NiSource, Inc.	8,632	198,277

Sempra Energy	1,598	200,325

UGI Corp.	4,019	129,974

WEC Energy Group, Inc.	2,323	233,578

		2,132,127

General Industrials — 1.6%

3M Co.	925	147,963

AptarGroup, Inc.	743	84,769

Avery Dennison Corp.	1,568	216,995

Honeywell International, Inc.	561	92,537

Silgan Holdings, Inc.	805	27,732

Sonoco Products Co.	1,002	48,988

		618,984

General Retailers — 4.0%

AutoZone, Inc.*	189	213,377

Bright Horizons Family Solutions, Inc.*	499	78,867

Copart, Inc.*	76	8,387

Costco Wholesale Corp.	678	242,467

Graham Holdings Co., Class B	136	51,726

Home Depot, Inc. (The)	885	236,038

O’Reilly Automotive, Inc.*	311	135,783

Rollins, Inc.	1,679	97,130

Service Corp. International	4,413	204,366

Walmart, Inc.	1,652	229,215

		1,497,356

INVESTMENTS	SHARES	VALUE ($)

Health Care Equipment & Services — 13.1%

Baxter International, Inc.	2,579	200,053

Becton Dickinson and Co.	895	206,861

Bio-Rad Laboratories, Inc., Class A*	321	188,241

Bio-Techne Corp.	859	216,820

Chemed Corp.	145	69,356

Cooper Cos., Inc. (The)	666	212,487

Danaher Corp.	1,178	270,398

Henry Schein, Inc.*	3,017	191,821

Hill-Rom Holdings, Inc.	2,101	191,338

Hologic, Inc.*	3,149	216,714

IDEXX Laboratories, Inc.*	622	264,238

Laboratory Corp. of America Holdings*	401	80,108

Masimo Corp.*	792	177,266

Medtronic plc	2,240	225,277

PerkinElmer, Inc.	1,132	146,651

QIAGEN NV*	1,553	73,674

Quest Diagnostics, Inc.	1,891	230,967

STERIS plc	1,325	234,777

Stryker Corp.	1,096	221,403

Teleflex, Inc.	593	188,710

Thermo Fisher Scientific, Inc.	574	271,571

UnitedHealth Group, Inc.	768	234,348

Varian Medical Systems, Inc.*	1,159	200,275

West Pharmaceutical Services, Inc.	875	238,061

Zimmer Biomet Holdings, Inc.	1,549	204,623

		4,956,038

Household Goods & Home Construction — 2.9%

Church & Dwight Co., Inc.	2,478	219,031

Clorox Co. (The)	1,098	227,561

Leggett & Platt, Inc.	3,984	166,252

NVR, Inc.*	60	237,185

Procter & Gamble Co. (The)	1,740	238,554

Stanley Black & Decker, Inc.	137	22,769

		1,111,352

Industrial Engineering — 0.1%

Snap-on, Inc.	160	25,205

Industrial Metals & Mining — 0.4%

Fastenal Co.	3,659	158,179

Industrial Transportation — 1.0%

Expeditors International of Washington, Inc.	1,636	144,573

United Parcel Service, Inc., Class B	1,453	228,281

		372,854

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	157

JPMorgan U.S. Minimum Volatility ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

Leisure Goods — 3.2%

Activision Blizzard, Inc.	2,699	204,395

Electronic Arts, Inc.*	1,594	191,009

Garmin Ltd.	2,271	236,230

Hasbro, Inc.	1,195	98,850

Pool Corp.	783	273,916

Zynga, Inc., Class A*	21,978	197,582

		1,201,982

Media — 0.3%

Omnicom Group, Inc.	1,350	63,720

Walt Disney Co. (The)	295	35,769

		99,489

Mining — 0.5%

Newmont Corp.	3,230	202,973

Mobile Telecommunications — 1.1%

Telephone and Data Systems, Inc.	6,080	103,360

T-Mobile US, Inc.*	2,033	222,756

United States Cellular Corp.*	2,771	80,691

		406,807

Nonlife Insurance — 4.3%

Allstate Corp. (The)	2,053	182,204

American Financial Group, Inc.	779	58,378

Aon plc, Class A	277	50,971

Arch Capital Group Ltd.*	2,285	69,030

Arthur J Gallagher & Co.	1,320	136,897

Berkshire Hathaway, Inc., Class B*	1,094	220,879

Brown & Brown, Inc.	4,955	215,592

Markel Corp.*	93	86,750

Marsh & McLennan Cos., Inc.	2,013	208,265

RenaissanceRe Holdings Ltd. (Bermuda)	1,277	206,517

White Mountains Insurance Group Ltd.	116	105,366

WR Berkley Corp.	1,159	69,679

		1,610,528

Oil & Gas Producers — 2.8%

Cabot Oil & Gas Corp.	10,492	186,653

Chevron Corp.	2,398	166,661

ConocoPhillips	5,388	154,204

EOG Resources, Inc.	2,579	88,305

Exxon Mobil Corp.	5,034	164,209

Occidental Petroleum Corp.	3,811	34,794

Phillips 66	3,268	152,485

Valero Energy Corp.	2,839	109,614

		1,056,925

INVESTMENTS	SHARES	VALUE ($)

Oil Equipment, Services & Distribution — 2.3%

Baker Hughes Co.	8,654	127,820

Cheniere Energy, Inc.*	4,086	195,597

Halliburton Co.	3,342	40,304

Kinder Morgan, Inc.	14,263	169,730

ONEOK, Inc.	2,854	82,766

Schlumberger NV	4,165	62,225

Williams Cos., Inc. (The)	9,966	191,247

		869,689

Personal Goods — 3.6%

Colgate-Palmolive Co.	3,008	237,301

Columbia Sportswear Co.	728	54,301

Estee Lauder Cos., Inc. (The), Class A	1,073	235,695

Kimberly-Clark Corp.	1,523	201,935

NIKE, Inc., Class B	2,086	250,487

Tiffany & Co.	1,580	206,727

VF Corp.	2,303	154,762

		1,341,208

Pharmaceuticals & Biotechnology — 5.3%

Abbott Laboratories	2,262	237,759

AbbVie, Inc.	2,141	182,199

Amgen, Inc.	946	205,225

Bristol-Myers Squibb Co.	3,277	191,541

Eli Lilly and Co.	1,439	187,732

Gilead Sciences, Inc.	2,443	142,060

Johnson & Johnson	1,627	223,078

Merck & Co., Inc.	2,775	208,708

Pfizer, Inc.	5,506	195,353

Zoetis, Inc.	1,479	234,495

		2,008,150

Real Estate Investment Trusts — 1.7%

AGNC Investment Corp.	779	10,883

American Tower Corp.	115	26,410

Annaly Capital Management, Inc.	1,055	7,480

Apple Hospitality REIT, Inc.	4,798	47,500

Crown Castle International Corp.	1,312	204,934

Equity Commonwealth	3,503	92,549

Equity LifeStyle Properties, Inc.	1,382	81,801

Gaming and Leisure Properties, Inc.	1,284	46,673

Public Storage	222	50,854

Starwood Property Trust, Inc.	3,885	54,273

WP Carey, Inc.	78	4,884

		628,241

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

Software & Computer Services — 4.9%

Amdocs Ltd.	3,187	179,683

ANSYS, Inc.*	719	218,842

CDK Global, Inc.	3,085	132,963

Cerner Corp.	1,486	104,154

Citrix Systems, Inc.	1,298	147,024

Cognizant Technology Solutions Corp., Class A	385	27,497

International Business Machines Corp.	927	103,509

Intuit, Inc.	699	219,961

IQVIA Holdings, Inc.*	1,445	222,516

Microsoft Corp.	1,289	260,984

Synopsys, Inc.*	1,106	236,529

		1,853,662

Support Services — 2.4%

Automatic Data Processing, Inc.	1,414	223,355

Jack Henry & Associates, Inc.	683	101,255

Paychex, Inc.	883	72,627

Republic Services, Inc.	2,471	217,868

Verisk Analytics, Inc.	269	47,874

Waste Management, Inc.	2,099	226,503

		889,482

Technology Hardware & Equipment — 1.3%

L3Harris Technologies, Inc.	1,107	178,349

Motorola Solutions, Inc.	1,311	207,216

Texas Instruments, Inc.	769	111,190

		496,755

Tobacco — 0.9%

Altria Group, Inc.	4,747	171,272

Philip Morris International, Inc.	2,581	183,303

		354,575

Travel & Leisure — 1.5%

Choice Hotels International, Inc.	1,523	133,034

McDonald’s Corp.	1,107	235,791

Yum! Brands, Inc.	2,147	200,380

		569,205

Total Common Stocks (Cost $39,750,260)		37,666,288

Short-Term Investments — 1.4%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $79,780)	79,780	79,780

INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	249,925	249,950

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (b) (c)	205,400	205,400

Total Investment of cash collateral from securities loaned (Cost $455,400)		455,350

Total Short-Term Investments (Cost $535,180)		535,130

Total Investments — 101.1% (Cost $40,285,440)		38,201,418
Liabilities in Excess of Other Assets — (1.1%)		(427,880)

NET ASSETS — 100.0%		37,773,538

Percentages indicated are based on net assets.

Abbreviations

REIT	RealEstate Investment Trust

(a)	Thesecurity or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $433,042.
(b)	Investmentin an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2020.
*	Non-incomeproducing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	159

JPMorgan U.S. Minimum Volatility ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Futures contracts outstanding as of October 31, 2020:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	8	12/2020	USD	130,620	(2,867)

Abbreviations
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan U.S. Momentum Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — 99.8%

Aerospace & Defense — 0.5%

Teledyne Technologies, Inc.*	925	285,964

TransDigm Group, Inc.	809	386,224

		672,188

Alternative Energy — 0.7%

Enphase Energy, Inc.*	3,087	302,804

First Solar, Inc.*	2,713	236,153

SolarEdge Technologies, Inc.*	1,779	458,430

		997,387

Automobiles & Parts — 1.5%

Gentex Corp.	10,392	287,547

Tesla, Inc.*	4,449	1,726,390

		2,013,937

Beverages — 0.4%

Monster Beverage Corp.*	6,172	472,590

Chemicals — 1.4%

Air Products and Chemicals, Inc.	2,150	593,916

Ashland Global Holdings, Inc.	673	46,955

Ecolab, Inc.	2,987	548,384

FMC Corp.	3,416	350,960

RPM International, Inc.	3,751	317,597

		1,857,812

Construction & Materials — 1.2%

AECOM*	6,468	290,025

Masco Corp.	6,868	368,125

Quanta Services, Inc.	4,231	264,141

Trane Technologies plc	1,579	209,612

Trex Co., Inc.*	4,879	339,286

Watsco, Inc.	900	201,726

		1,672,915

Electricity — 2.0%

American Electric Power Co., Inc.	1,224	110,074

Entergy Corp.	3,556	359,938

Eversource Energy	5,539	483,389

NextEra Energy, Inc.	19,100	1,398,311

Southern Co. (The)	5,490	315,401

		2,667,113

Electronic & Electrical Equipment — 1.4%

Agilent Technologies, Inc.	5,120	522,701

Allegion plc	737	72,594

Keysight Technologies, Inc.*	3,832	401,862

Mettler-Toledo International, Inc.*	417	416,128

Universal Display Corp.	234	46,405

INVESTMENTS	SHARES	VALUE ($)

Electronic & Electrical Equipment — continued

Zebra Technologies Corp., Class A*	1,453	412,129

		1,871,819

Financial Services — 6.5%

American Express Co.	5,815	530,560

Broadridge Financial Solutions, Inc.	2,652	364,915

CME Group, Inc.	3,992	601,674

Element Solutions, Inc.*	5,158	60,452

LPL Financial Holdings, Inc.	3,185	254,577

MarketAxess Holdings, Inc.	822	442,935

Mastercard, Inc., Class A	7,648	2,207,519

Moody’s Corp.	2,221	583,901

MSCI, Inc.	1,406	491,875

S&P Global, Inc.	2,655	856,848

Visa, Inc., Class A	12,976	2,357,869

		8,753,125

Fixed Line Telecommunications — 1.1%

GCI Liberty, Inc., Class A*	4,227	343,359

Verizon Communications, Inc.	20,747	1,182,372

		1,525,731

Food & Drug Retailers — 0.5%

Casey’s General Stores, Inc.	1,317	222,007

Kroger Co. (The)	13,645	439,505

		661,512

Food Producers — 1.0%

Hershey Co. (The)	2,731	375,403

Hormel Foods Corp.	7,180	349,594

Lamb Weston Holdings, Inc.	3,899	247,392

McCormick & Co., Inc. (Non-Voting)	2,311	417,159

		1,389,548

Gas, Water & Multiutilities — 0.9%

American Water Works Co., Inc.	3,285	494,425

Atmos Energy Corp.	2,977	272,902

WEC Energy Group, Inc.	5,014	504,158

		1,271,485

General Industrials — 1.0%

AptarGroup, Inc.	1,150	131,204

Avery Dennison Corp.	2,391	330,890

Ball Corp.	5,474	487,186

Crown Holdings, Inc.*	4,168	357,614

		1,306,894

General Retailers — 8.4%

Amazon.com, Inc.*	827	2,510,896

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	161

JPMorgan U.S. Momentum Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

General Retailers — continued

AutoZone, Inc.*	384	433,528

Burlington Stores, Inc.*	1,467	283,982

Chegg, Inc.*(a)	4,884	358,681

Copart, Inc.*	4,208	464,395

Costco Wholesale Corp.	3,584	1,281,710

Dollar General Corp.	3,345	698,135

Etsy, Inc.*	3,348	407,083

frontdoor, Inc.*	1,227	48,614

Home Depot, Inc. (The)	9,333	2,489,204

O’Reilly Automotive, Inc.*	505	220,483

Rollins, Inc.	3,528	204,095

Ross Stores, Inc.	914	77,845

Service Corp. International	2,567	118,878

Target Corp.	5,722	871,003

TJX Cos., Inc. (The)	13,128	666,902

Williams-Sonoma, Inc.	2,079	189,626

		11,325,060

Health Care Equipment & Services — 8.7%

Amedisys, Inc.*	1,300	336,700

Bio-Rad Laboratories, Inc., Class A*	699	409,908

Bio-Techne Corp.	1,222	308,445

Chemed Corp.	651	311,386

Danaher Corp.	3,397	779,747

DaVita, Inc.*	3,657	315,416

DexCom, Inc.*	1,409	450,288

Edwards Lifesciences Corp.*	7,914	567,355

Humana, Inc.	1,639	654,420

IDEXX Laboratories, Inc.*	1,386	588,801

Insulet Corp.*	1,841	409,162

Intuitive Surgical, Inc.*	1,258	839,187

Masimo Corp.*	1,472	329,463

Quest Diagnostics, Inc.	3,207	391,703

Quidel Corp.*	1,924	516,190

Repligen Corp.*	2,290	381,445

ResMed, Inc.	2,682	514,783

STERIS plc	610	108,086

Teladoc Health, Inc.*(a)	1,930	379,168

Teleflex, Inc.	666	211,941

Thermo Fisher Scientific, Inc.	2,630	1,244,306

UnitedHealth Group, Inc.	4,136	1,262,059

West Pharmaceutical Services, Inc.	1,602	435,856

		11,745,815

Household Goods & Home Construction — 2.3%

Church & Dwight Co., Inc.	4,825	426,482

INVESTMENTS	SHARES	VALUE ($)

Household Goods & Home Construction — continued

DR Horton, Inc.	1,399	93,467

Procter & Gamble Co. (The)	16,486	2,260,231

PulteGroup, Inc.	7,932	323,308

		3,103,488

Industrial Engineering — 0.3%

Generac Holdings, Inc.*	2,001	420,510

Industrial Metals & Mining — 0.1%

Fastenal Co.	2,356	101,850

Industrial Transportation — 1.6%

JB Hunt Transport Services, Inc.	2,645	322,002

Kansas City Southern	2,184	384,690

Norfolk Southern Corp.	3,286	687,168

Old Dominion Freight Line, Inc.	2,145	408,344

Schneider National, Inc., Class B	4,651	102,601

United Parcel Service, Inc., Class B	1,375	216,026

		2,120,831

Leisure Goods — 1.1%

Garmin Ltd.	3,660	380,713

Pool Corp.	1,218	426,093

Take-Two Interactive Software, Inc.*	2,557	396,130

Zynga, Inc., Class A*	34,646	311,468

		1,514,404

Life Insurance — 0.0% (b)

Globe Life, Inc.	335	27,165

Media — 2.1%

Cable One, Inc.	168	290,952

Charter Communications, Inc., Class A*	1,610	972,150

Dolby Laboratories, Inc., Class A	337	25,302

FactSet Research Systems, Inc.	469	143,748

Liberty Broadband Corp., Class C*	1,756	248,843

Netflix, Inc.*	388	184,587

Roku, Inc.*	2,349	475,438

Spotify Technology SA*	2,111	506,408

		2,847,428

Mining — 0.4%

Newmont Corp.	7,784	489,147

Mobile Telecommunications — 0.5%

T-Mobile US, Inc.*	6,646	728,202

Nonlife Insurance — 2.6%

Aon plc, Class A	2,862	526,637

Arch Capital Group Ltd.*	5,460	164,947

Arthur J Gallagher & Co.	3,856	399,906

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

Nonlife Insurance — continued

Brown & Brown, Inc.	7,550	328,500

Erie Indemnity Co., Class A	484	112,709

First American Financial Corp.	2,500	111,475

Marsh & McLennan Cos., Inc.	5,844	604,620

Progressive Corp. (The)	7,461	685,666

RenaissanceRe Holdings Ltd. (Bermuda)	900	145,548

Willis Towers Watson plc	2,182	398,171

		3,478,179

Oil & Gas Producers — 1.1%

Chevron Corp.	12,131	843,105

ConocoPhillips	4,062	116,255

Hess Corp.	6,074	226,074

Pioneer Natural Resources Co.	1,984	157,847

Valero Energy Corp.	2,681	103,513

WPX Energy, Inc.*	15,377	70,888

		1,517,682

Oil Equipment, Services & Distribution — 0.3%

Kinder Morgan, Inc.	27,797	330,784

Targa Resources Corp.	5,396	86,606

		417,390

Personal Goods — 1.9%

Estee Lauder Cos., Inc. (The), Class A	2,976	653,708

Lululemon Athletica, Inc.*	1,633	521,401

NIKE, Inc., Class B	11,553	1,387,284

		2,562,393

Pharmaceuticals & Biotechnology — 4.6%

Acceleron Pharma, Inc.*	1,650	172,557

Alnylam Pharmaceuticals, Inc.*	2,918	358,826

Bristol-Myers Squibb Co.	8,141	475,841

Catalent, Inc.*	4,476	392,859

Eli Lilly and Co.	8,075	1,053,465

Guardant Health, Inc.*	132	14,079

Horizon Therapeutics plc*	5,331	399,452

Moderna, Inc.*(a)	6,255	422,025

Neurocrine Biosciences, Inc.*	2,841	280,321

Regeneron Pharmaceuticals, Inc.*	1,216	660,969

Seagen, Inc.*	2,662	444,022

Vertex Pharmaceuticals, Inc.*	3,024	630,081

Zoetis, Inc.	5,417	858,865

		6,163,362

Real Estate Investment & Services — 0.8%

CoStar Group, Inc.*	632	520,521

RealPage, Inc.*	3,469	193,189

INVESTMENTS	SHARES	VALUE ($)

Real Estate Investment & Services — continued

Zillow Group, Inc., Class C*	4,337	384,345

		1,098,055

Real Estate Investment Trusts — 4.3%

Alexandria Real Estate Equities, Inc.	2,383	361,072

American Tower Corp.	1,990	457,003

CoreSite Realty Corp.	988	117,928

CyrusOne, Inc.	3,170	225,228

Equinix, Inc.	1,043	762,683

Equity LifeStyle Properties, Inc.	4,719	279,318

Gaming and Leisure Properties, Inc.	3,860	140,311

Healthpeak Properties, Inc.	10,447	281,756

Invitation Homes, Inc.	12,016	327,556

Life Storage, Inc.	1,509	172,252

Medical Properties Trust, Inc.	15,300	272,646

Mid-America Apartment Communities, Inc.	821	95,753

Omega Healthcare Investors, Inc.	7,249	208,844

Prologis, Inc.	7,516	745,587

Realty Income Corp.	5,382	311,403

SBA Communications Corp.	1,310	380,385

Spirit Realty Capital, Inc.	3,890	116,895

Sun Communities, Inc.	2,275	313,108

UDR, Inc.	680	21,243

WP Carey, Inc.	3,852	241,174

		5,832,145

Software & Computer Services — 18.4%

Adobe, Inc.*	4,279	1,913,141

Akamai Technologies, Inc.*	3,753	356,985

Anaplan, Inc.*	5,457	302,045

ANSYS, Inc.*	1,512	460,207

Atlassian Corp. plc, Class A*	2,511	481,158

Autodesk, Inc.*	2,865	674,822

Avalara, Inc.*	2,850	424,793

Black Knight, Inc.*	4,430	389,619

CACI International, Inc., Class A*	853	177,876

Cadence Design Systems, Inc.*	4,709	515,023

Ceridian HCM Holding, Inc.*	4,387	378,247

Citrix Systems, Inc.	2,943	333,354

Cloudflare, Inc., Class A*	8,691	451,671

Coupa Software, Inc.*	1,467	392,716

Datadog, Inc., Class A*	4,609	418,267

DocuSign, Inc.*	2,640	533,940

Dynatrace, Inc.*	8,237	290,848

EPAM Systems, Inc.*	1,274	393,602

Everbridge, Inc.*	2,269	237,542

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	163

JPMorgan U.S. Momentum Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)

Common Stocks — continued

Software & Computer Services — continued

Fastly, Inc., Class A*	3,982	252,897

Five9, Inc.*	2,836	430,278

Fortinet, Inc.*	3,139	346,451

Intuit, Inc.	2,771	871,978

Livongo Health, Inc.*	2,584	329,796

Manhattan Associates, Inc.*	3,445	294,548

Match Group, Inc.*	3,459	403,942

Microsoft Corp.	12,735	2,578,455

MongoDB, Inc.*	1,505	343,847

NortonLifeLock, Inc.	15,957	328,236

Nuance Communications, Inc.*	11,237	358,573

Okta, Inc.*	2,217	465,193

Paycom Software, Inc.*	1,332	484,968

Pegasystems, Inc.	2,479	287,267

RingCentral, Inc., Class A*	1,623	419,286

salesforce.com, Inc.*	7,779	1,806,828

ServiceNow, Inc.*	2,078	1,033,950

Smartsheet, Inc., Class A*	5,736	285,940

Splunk, Inc.*	2,592	513,320

Synopsys, Inc.*	2,464	526,951

Twilio, Inc., Class A*	2,228	621,545

Tyler Technologies, Inc.*	1,014	389,761

Veeva Systems, Inc., Class A*	2,046	552,522

VeriSign, Inc.*	2,023	385,786

Zoom Video Communications, Inc., Class A*	2,030	935,647

Zscaler, Inc.*	2,574	349,421

		24,723,242

Support Services — 5.6%

ADT, Inc.	12,579	82,896

Booz Allen Hamilton Holding Corp.	4,261	334,489

Cintas Corp.	1,507	474,027

Fair Isaac Corp.*	827	323,729

Fidelity National Information Services, Inc.	6,521	812,451

FTI Consulting, Inc.*	1,672	164,625

Global Payments, Inc.	3,639	574,016

Jack Henry & Associates, Inc.	2,004	297,093

Paylocity Holding Corp.*	1,490	276,425

PayPal Holdings, Inc.*	10,517	1,957,529

Republic Services, Inc.	4,191	369,520

Square, Inc., Class A*	4,724	731,653

TransUnion	4,445	354,089

Verisk Analytics, Inc.	2,736	486,926

Western Union Co. (The)	12,441	241,853

		7,481,321

INVESTMENTS	SHARES	VALUE ($)

Technology Hardware & Equipment — 10.5%

Advanced Micro Devices, Inc.*	12,356	930,283

Apple, Inc.	22,557	2,455,555

Applied Materials, Inc.	11,274	667,759

Broadcom, Inc.	3,548	1,240,487

CDW Corp.	69	8,460

Cirrus Logic, Inc.*	2,999	206,541

Entegris, Inc.	5,136	384,019

Inphi Corp.*	2,936	410,335

KLA Corp.	2,612	515,034

Lam Research Corp.	1,930	660,214

Marvell Technology Group Ltd.	12,401	465,162

Monolithic Power Systems, Inc.	1,062	339,415

NVIDIA Corp.	5,113	2,563,454

Qorvo, Inc.*	1,700	216,512

QUALCOMM, Inc.	5,824	718,449

Skyworks Solutions, Inc.	3,253	459,616

Switch, Inc., Class A	14,528	204,264

Teradyne, Inc.	4,749	417,200

Texas Instruments, Inc.	8,349	1,207,182

Ubiquiti, Inc.	476	88,350

		14,158,291

Travel & Leisure — 4.1%

Chipotle Mexican Grill, Inc.*	423	508,226

Choice Hotels International, Inc.	1,578	137,838

Domino’s Pizza, Inc.	1,016	384,373

Hilton Worldwide Holdings, Inc.	4,221	370,646

Live Nation Entertainment, Inc.*(a)	4,404	214,915

McDonald’s Corp.	7,047	1,501,011

Peloton Interactive, Inc., Class A*	4,140	456,269

Planet Fitness, Inc., Class A*	3,524	208,868

Starbucks Corp.	11,589	1,007,779

Wendy’s Co. (The)	11,937	260,824

Yum China Holdings, Inc. (China)	7,856	418,175

		5,468,924

Total Common Stocks (Cost $114,383,440)		134,458,940

Short-Term Investments — 1.0%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $205,755)	205,755	205,755

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral From Securities Loaned — 0.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	399,820	399,860

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	800,674	800,674

Total Investment of Cash Collateral from Securities Loaned (Cost $1,200,584)		1,200,534

Total Short-Term Investments (Cost $1,406,339)		1,406,289

Total Investments — 100.8% (Cost $115,789,779)		135,865,229
Liabilities in Excess of Other Assets — (0.8%)		(1,122,143)

NET ASSETS — 100.0%		134,743,086

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $1,104,262.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	17	12/2020	USD	277,568	(5,872)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	165

JPMorgan U.S. Quality Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.9%

Aerospace & Defense — 0.7%

Lockheed Martin Corp.	7,673	2,686,548

Banks — 0.8%

Bank of Hawaii Corp.	9,075	550,308

Commerce Bancshares, Inc.	13,793	858,614

US Bancorp	43,642	1,699,856

		3,108,778

Beverages — 2.6%

Brown-Forman Corp., Class B	11,561	805,917

Coca-Cola Co. (The)	69,226	3,327,002

Monster Beverage Corp.*	18,023	1,380,021

PepsiCo, Inc.	32,505	4,332,591

		9,845,531

Chemicals — 1.5%

Air Products and Chemicals, Inc.	7,677	2,120,695

Celanese Corp.	8,381	951,327

CF Industries Holdings, Inc.	13,430	370,802

LyondellBasell Industries NV, Class A	8,583	587,506

NewMarket Corp.	1,643	587,685

PPG Industries, Inc.	9,726	1,261,657

		5,879,672

Construction & Materials — 0.5%

Acuity Brands, Inc.	4,499	401,041

AO Smith Corp.	10,934	565,178

Watsco, Inc.	4,082	914,940

		1,881,159

Electricity — 2.1%

AES Corp. (The)	16,915	329,842

Evergy, Inc.	12,183	672,502

Exelon Corp.	36,707	1,464,242

Hawaiian Electric Industries, Inc.	10,077	332,944

IDACORP, Inc.	4,809	421,894

NextEra Energy, Inc.	45,992	3,367,074

NRG Energy, Inc.	24,240	766,469

PG&E Corp.*	25,893	247,537

Pinnacle West Capital Corp.	372	30,344

Vistra Corp.	28,664	497,894

		8,130,742

Electronic & Electrical Equipment — 1.2%

Allegion plc	8,668	853,798

Keysight Technologies, Inc.*	11,672	1,224,042

Mettler-Toledo International, Inc.*	1,379	1,376,118

Waters Corp.*	5,218	1,162,675

		4,616,633

INVESTMENTS	SHARES	VALUE ($)

Financial Services — 6.5%

American Express Co.	20,980	1,914,215

Broadridge Financial Solutions, Inc.	8,462	1,164,371

Cboe Global Markets, Inc.	2,762	224,523

Eaton Vance Corp.	18,934	1,132,064

Mastercard, Inc., Class A	22,342	6,448,795

Moody’s Corp.	6,497	1,708,061

Nasdaq, Inc.	8,693	1,051,766

S&P Global, Inc.	7,756	2,503,094

SEI Investments Co.	14,699	722,456

T. Rowe Price Group, Inc.	9,361	1,185,664

Visa, Inc., Class A	38,915	7,071,245

		25,126,254

Fixed Line Telecommunications — 1.7%

AT&T, Inc.	13,253	358,096

Verizon Communications, Inc.	106,895	6,091,946

		6,450,042

Food & Drug Retailers — 0.5%

McKesson Corp.	8,488	1,251,895

Sprouts Farmers Market, Inc.*	37,854	721,119

		1,973,014

Food Producers — 0.5%

Hershey Co. (The)	7,014	964,145

Hormel Foods Corp.	16,954	825,490

		1,789,635

Gas, Water & Multiutilities — 0.8%

Ameren Corp.	14,712	1,193,437

National Fuel Gas Co.	15,042	601,078

UGI Corp.	31	1,003

WEC Energy Group, Inc.	14,541	1,462,098

		3,257,616

General Industrials — 1.6%

3M Co.	17,209	2,752,752

Honeywell International, Inc.	20,658	3,407,537

		6,160,289

General Retailers — 10.0%

Amazon.com, Inc.*	1,393	4,229,357

AutoZone, Inc.*	1,178	1,329,938

Best Buy Co., Inc.	12,648	1,410,884

Copart, Inc.*	12,312	1,358,752

Costco Wholesale Corp.	11,782	4,213,479

Dick’s Sporting Goods, Inc.	15,906	901,075

Dollar General Corp.	9,762	2,037,427

eBay, Inc.	30,252	1,440,903

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

General Retailers — continued

Foot Locker, Inc.	12,473	460,004

frontdoor, Inc.*	9,510	376,786

Grand Canyon Education, Inc.*	6,289	492,869

Home Depot, Inc. (The)	27,291	7,278,783

Kohl’s Corp.	3,713	79,050

Lowe’s Cos., Inc.	22,187	3,507,765

O’Reilly Automotive, Inc.*	3,364	1,468,722

Target Corp.	16,733	2,547,097

TJX Cos., Inc. (The)	41,541	2,110,283

Tractor Supply Co.	8,234	1,096,851

Walmart, Inc.	7,332	1,017,315

Williams-Sonoma, Inc. (a)	11,108	1,013,161

		38,370,501

Health Care Equipment & Services — 2.4%

Bio-Techne Corp.	3,240	817,808

Chemed Corp.	1,936	926,028

DaVita, Inc.*	10,992	948,060

Edwards Lifesciences Corp.*	23,481	1,683,353

IDEXX Laboratories, Inc.*	4,046	1,718,822

Quidel Corp.*	5,355	1,436,693

ResMed, Inc.	7,826	1,502,122

		9,032,886

Household Goods & Home Construction — 1.3%

Church & Dwight Co., Inc.	9,461	836,258

Clorox Co. (The)	6,575	1,362,669

Procter & Gamble Co. (The)	19,580	2,684,418

		4,883,345

Industrial Engineering — 2.5%

Allison Transmission Holdings, Inc.	17,904	647,230

Cummins, Inc.	7,242	1,592,443

Donaldson Co., Inc.	12,408	589,380

Graco, Inc.	17,348	1,073,841

IDEX Corp.	6,201	1,056,588

Illinois Tool Works, Inc.	11,230	2,199,732

Lincoln Electric Holdings, Inc.	7,969	811,404

Rockwell Automation, Inc.	6,105	1,447,618

Toro Co. (The)	3,960	325,116

		9,743,352

Industrial Metals & Mining — 0.2%

Reliance Steel & Aluminum Co.	4,132	450,347

Southern Copper Corp. (Peru)	7,360	385,222

		835,569

INVESTMENTS	SHARES	VALUE ($)

Industrial Transportation — 1.5%

CH Robinson Worldwide, Inc.	11,157	986,613

Expeditors International of Washington, Inc.	5,795	512,104

Landstar System, Inc.	6,844	853,447

Union Pacific Corp.	19,541	3,462,470

		5,814,634

Leisure Goods — 0.4%

Electronic Arts, Inc.*	2,837	339,958

Pool Corp.	2,151	752,484

Take-Two Interactive Software, Inc.*	2,828	438,114

		1,530,556

Life Insurance — 0.5%

Aflac, Inc.	29,384	997,587

Globe Life, Inc.	9,613	779,518

		1,777,105

Media — 1.3%

Cable One, Inc.	386	668,498

Dolby Laboratories, Inc., Class A	11,296	848,104

FactSet Research Systems, Inc.	3,239	992,753

Interpublic Group of Cos., Inc. (The)	51,864	938,220

Omnicom Group, Inc.	13,819	652,257

Sirius XM Holdings, Inc. (a)	160,288	918,450

		5,018,282

Mining — 0.2%

Royal Gold, Inc.	7,177	852,699

Nonlife Insurance — 3.7%

Allstate Corp. (The)	14,054	1,247,292

Aon plc, Class A(a)	9,009	1,657,746

Arch Capital Group Ltd.*	23,735	717,034

Arthur J Gallagher & Co.	11,807	1,224,504

Brown & Brown, Inc.	22,315	970,926

Chubb Ltd.	10,658	1,384,581

Erie Indemnity Co., Class A	3,614	841,592

Hartford Financial Services Group, Inc. (The)	12,064	464,705

Marsh & McLennan Cos., Inc.	18,345	1,897,974

Progressive Corp. (The)	21,795	2,002,961

Travelers Cos., Inc. (The)	9,817	1,185,010

WR Berkley Corp.	13,216	794,546

		14,388,871

Oil & Gas Producers — 1.8%

Cabot Oil & Gas Corp.	37,952	675,166

Chevron Corp.	46,758	3,249,681

ConocoPhillips	40,503	1,159,196

Exxon Mobil Corp.	36,916	1,204,200

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	167

JPMorgan U.S. Quality Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Oil & Gas Producers — continued

Phillips 66	11,733	547,462

		6,835,705

Oil Equipment, Services & Distribution — 0.2%

Helmerich & Payne, Inc.	11,918	177,221

Schlumberger NV	34,280	512,143

		689,364

Personal Goods — 2.7%

Carter’s, Inc.	5,806	472,899

Colgate-Palmolive Co.	26,098	2,058,871

Estee Lauder Cos., Inc. (The), Class A	6,698	1,471,283

Kimberly-Clark Corp.	12,129	1,608,184

NIKE, Inc., Class B	34,506	4,143,480

VF Corp.	10,301	692,227

		10,446,944

Pharmaceuticals & Biotechnology — 10.2%

AbbVie, Inc.	48,518	4,128,882

Alexion Pharmaceuticals, Inc.*	2,252	259,295

Amgen, Inc.	16,521	3,584,066

Biogen, Inc.*	6,427	1,620,054

Eli Lilly and Co.	24,276	3,167,047

Gilead Sciences, Inc.	38,190	2,220,749

Illumina, Inc.*	5,691	1,665,756

Jazz Pharmaceuticals plc*	6,424	925,698

Johnson & Johnson	51,006	6,993,433

Merck & Co., Inc.	66,492	5,000,863

Pfizer, Inc.	113,428	4,024,425

Regeneron Pharmaceuticals, Inc.*	2,661	1,446,413

Vertex Pharmaceuticals, Inc.*	8,867	1,847,528

Zoetis, Inc.	15,836	2,510,798

		39,395,007

Real Estate Investment Trusts — 3.2%

AGNC Investment Corp.	43,989	614,526

American Tower Corp.	13,174	3,025,409

Apartment Investment & Management Co., Class A	9,094	290,099

Brookfield Property REIT, Inc., Class A (a)	13,097	193,181

Camden Property Trust	4,776	440,538

CoreSite Realty Corp.	5,401	644,663

Equity Commonwealth	7,324	193,500

Equity LifeStyle Properties, Inc.	14,279	845,174

Equity Residential	10,066	472,901

Extra Space Storage, Inc.	9,040	1,048,188

Federal Realty Investment Trust	4,490	308,822

Gaming and Leisure Properties, Inc.	20,022	727,800

INVESTMENTS	SHARES	VALUE ($)

Real Estate Investment Trusts — continued

Lamar Advertising Co., Class A	9,175	568,483

Life Storage, Inc.	3,565	406,945

Public Storage	6,858	1,570,962

Simon Property Group, Inc.	11,724	736,384

Vornado Realty Trust	869	26,704

Weingarten Realty Investors	8,974	142,328

		12,256,607

Software & Computer Services — 17.0%

Adobe, Inc.*	12,523	5,599,033

Akamai Technologies, Inc.*	10,934	1,040,042

Alphabet, Inc., Class A*	5,041	8,146,811

Amdocs Ltd.	9,561	539,049

Arista Networks, Inc.*	4,746	991,439

Aspen Technology, Inc.*	7,747	850,698

Autodesk, Inc.*	8,384	1,974,767

Black Knight, Inc.*	7,700	677,215

Cadence Design Systems, Inc.*	13,784	1,507,556

CDK Global, Inc.	7,408	319,285

Cerner Corp.	15,569	1,091,231

Citrix Systems, Inc.	8,379	949,089

Cognizant Technology Solutions Corp., Class A	24,149	1,724,722

Crowdstrike Holdings, Inc., Class A*	6,318	782,421

Dropbox, Inc., Class A*	25,257	461,193

EPAM Systems, Inc.*	3,140	970,103

Facebook, Inc., Class A*	28,188	7,416,545

Fortinet, Inc.*	6,190	683,190

Gartner, Inc.*	4,266	512,347

GoDaddy, Inc., Class A*	8,669	613,245

International Business Machines Corp.	26,515	2,960,665

Intuit, Inc.	8,096	2,547,649

Manhattan Associates, Inc.*	9,953	850,982

Match Group, Inc.*	6,942	810,687

Microsoft Corp.	37,190	7,529,859

Nuance Communications, Inc.*	13,809	440,645

Oracle Corp.	57,733	3,239,399

Palo Alto Networks, Inc.*	5,395	1,193,320

Paycom Software, Inc.*	2,926	1,065,327

Premier, Inc., Class A	22,730	743,953

Proofpoint, Inc.*	4,874	466,637

SS&C Technologies Holdings, Inc.	11,147	660,125

Synopsys, Inc.*	7,198	1,539,364

Tyler Technologies, Inc.* (a)	2,028	779,523

VeriSign, Inc.*	6,140	1,170,898

VMware, Inc., Class A* (a)	4,529	583,018

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Software & Computer Services — continued

Zoom Video Communications, Inc., Class A*	4,535	2,090,227

		65,522,259

Support Services — 3.7%

Accenture plc, Class A	17,822	3,865,770

Automatic Data Processing, Inc.	14,465	2,284,891

Cintas Corp.	4,397	1,383,076

Jack Henry & Associates, Inc.	5,945	881,346

MSC Industrial Direct Co., Inc., Class A	7,457	519,455

Paychex, Inc.	16,736	1,376,536

Robert Half International, Inc.	15,522	786,810

Verisk Analytics, Inc.	7,950	1,414,862

Western Union Co. (The)	38,136	741,364

WW Grainger, Inc.	2,991	1,046,910

		14,301,020

Technology Hardware & Equipment — 11.8%

Analog Devices, Inc.	11,144	1,320,898

Apple, Inc.	57,637	6,274,364

Applied Materials, Inc.	25,522	1,511,668

Cisco Systems, Inc.	115,560	4,148,604

Intel Corp.	101,569	4,497,475

KLA Corp.	5,792	1,142,067

Lam Research Corp.	5,682	1,943,699

Lumentum Holdings, Inc.*	6,761	559,067

Maxim Integrated Products, Inc.	17,597	1,225,631

Motorola Solutions, Inc.	6,466	1,022,016

NetApp, Inc.	13,170	578,031

NVIDIA Corp.	14,957	7,498,842

Qorvo, Inc.*	8,143	1,037,092

QUALCOMM, Inc.	32,381	3,994,520

Skyworks Solutions, Inc.	6,960	983,378

SYNNEX Corp.	3,102	408,347

Teradyne, Inc.	13,873	1,218,743

Texas Instruments, Inc.	26,440	3,822,960

Ubiquiti, Inc. (a)	3,432	637,014

Xilinx, Inc.	11,883	1,410,393

		45,234,809

Tobacco — 0.9%

Altria Group, Inc.	47,722	1,721,810

Philip Morris International, Inc.	22,050	1,565,991

		3,287,801

Travel & Leisure — 3.4%

Booking Holdings, Inc.*	1,350	2,190,375

Copa Holdings SA, Class A (Panama)	10,804	532,421

Darden Restaurants, Inc.	9,806	901,368

INVESTMENTS	SHARES	VALUE ($)

Travel & Leisure — continued

Hilton Worldwide Holdings, Inc.	13,598	1,194,040

Marriott International, Inc., Class A	13,673	1,269,948

McDonald’s Corp.	18,452	3,930,276

Six Flags Entertainment Corp.	10,266	221,951

Southwest Airlines Co.	25,001	988,290

Vail Resorts, Inc.	2,036	472,433

Yum! Brands, Inc.	14,604	1,362,991

		13,064,093

Total Common Stocks (Cost $366,862,209)		384,187,322

Short-Term Investments — 0.9%

Investment Companies — 0.0% (b)

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $104,552)	104,552	104,552

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	2,749,375	2,749,650

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	530,051	530,051

Total Investment of Cash Collateral from Securities Loaned (Cost $3,280,051)		3,279,701

Total Short-Term Investments (Cost $3,384,603)		3,384,253

Total Investments — 100.8% (Cost $370,246,812)		387,571,575
Liabilities in Excess of Other Assets — (0.8%)		(2,900,366)

NET ASSETS — 100.0%		384,671,209

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $3,133,582.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	169

JPMorgan U.S. Quality Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	29	12/2020	USD	473,498	(3,227)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

JPMorgan U.S. Value Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.7%

Aerospace & Defense — 0.8%

General Dynamics Corp.	1,225	160,879

Raytheon Technologies Corp.	4,265	231,675

Textron, Inc.	2,282	81,696

		474,250

Automobiles & Parts — 2.0%

BorgWarner, Inc.	3,718	130,056

Ford Motor Co.	32,902	254,333

General Motors Co.	7,006	241,917

Gentex Corp.	5,633	155,865

Genuine Parts Co.	1,834	165,849

Harley-Davidson, Inc.	5,014	164,860

Lear Corp.	1,288	155,603

		1,268,483

Banks — 6.8%

Associated Banc-Corp.	5,112	69,983

Bank of America Corp.	10,181	241,290

Bank OZK	3,088	76,521

BOK Financial Corp.	1,214	71,310

Citigroup, Inc.	8,839	366,111

Citizens Financial Group, Inc.	5,477	149,248

Comerica, Inc.	2,073	94,342

Cullen/Frost Bankers, Inc.	518	36,400

East West Bancorp, Inc.	1,245	45,418

Fifth Third Bancorp	7,169	166,464

First Hawaiian, Inc.	4,296	74,149

First Horizon National Corp.	8,184	85,196

FNB Corp.	12,764	96,496

Huntington Bancshares, Inc.	11,116	116,051

KeyCorp	11,500	149,270

M&T Bank Corp.	1,036	107,309

New York Community Bancorp, Inc.	13,229	109,933

PacWest Bancorp	4,233	81,443

People’s United Financial, Inc.	7,717	82,340

PNC Financial Services Group, Inc. (The)	2,683	300,174

Popular, Inc. (Puerto Rico)	2,740	115,628

Prosperity Bancshares, Inc.	738	40,671

Regions Financial Corp.	12,939	172,089

Sterling Bancorp	5,933	79,384

Synovus Financial Corp.	3,552	92,352

Truist Financial Corp.	6,157	259,333

Umpqua Holdings Corp.	8,416	105,705

US Bancorp	6,235	242,853

Webster Financial Corp.	2,492	80,267

Wells Fargo & Co.	18,807	403,410

Western Alliance Bancorp	946	38,975

INVESTMENTS	SHARES	VALUE ($)

Banks — continued

Zions Bancorp NA	2,452	79,126

		4,229,241

Beverages — 0.4%

Keurig Dr Pepper, Inc.	5,465	147,008

Molson Coors Beverage Co., Class B	3,295	116,182

		263,190

Chemicals — 1.1%

Cabot Corp.	1,324	50,325

CF Industries Holdings, Inc.	2,502	69,080

Chemours Co. (The)	4,556	91,758

Eastman Chemical Co.	1,938	156,668

Huntsman Corp.	4,047	98,302

LyondellBasell Industries NV, Class A	2,518	172,357

Olin Corp.	4,180	69,179

		707,669

Construction & Materials — 0.6%

MDU Resources Group, Inc.	1,233	29,296

Owens Corning	2,342	153,331

Trane Technologies plc	1,571	208,550

		391,177

Electricity — 2.2%

Avangrid, Inc.	1,670	82,398

Consolidated Edison, Inc.	2,865	224,874

Exelon Corp.	6,955	277,435

Hawaiian Electric Industries, Inc.	2,660	87,886

OGE Energy Corp.	2,205	67,848

Pinnacle West Capital Corp.	946	77,165

PPL Corp.	7,201	198,027

Public Service Enterprise Group, Inc.	2,717	157,994

Southern Co. (The)	3,809	218,827

		1,392,454

Electronic & Electrical Equipment — 1.6%

Avnet, Inc.	2,124	52,399

Corning, Inc.	5,440	173,917

Emerson Electric Co.	4,027	260,909

Hubbell, Inc.	1,089	158,461

MKS Instruments, Inc.	787	85,303

nVent Electric plc	6,107	110,231

Regal Beloit Corp.	1,445	142,549

		983,769

Financial Services — 3.5%

Ally Financial, Inc.	4,380	116,858

Bank of New York Mellon Corp. (The)	6,313	216,915

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	171

JPMorgan U.S. Value Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Financial Services — continued

Capital One Financial Corp.	3,228	235,902

Equitable Holdings, Inc.	4,693	100,853

Franklin Resources, Inc.	4,151	77,831

Goldman Sachs Group, Inc. (The)	1,822	344,431

Invesco Ltd.	8,054	105,588

Jefferies Financial Group, Inc.	5,530	107,890

MGIC Investment Corp.	8,376	84,263

Morgan Stanley	6,474	311,723

OneMain Holdings, Inc.	2,282	79,619

Santander Consumer USA Holdings, Inc.	3,769	76,662

State Street Corp.	3,169	186,654

Synchrony Financial	4,811	120,371

		2,165,560

Fixed Line Telecommunications — 1.6%

AT&T, Inc.	21,625	584,307

CenturyLink, Inc.	6,629	57,142

Verizon Communications, Inc.	6,627	377,673

		1,019,122

Food & Drug Retailers — 2.2%

Albertsons Cos., Inc., Class A (a)	3,422	50,269

AmerisourceBergen Corp.	1,508	144,873

CVS Health Corp.	6,918	388,030

Kroger Co. (The)	6,452	207,819

McKesson Corp.	975	143,803

Sprouts Farmers Market, Inc.*	3,238	61,684

Sysco Corp.	2,883	159,459

Walgreens Boots Alliance, Inc.	5,894	200,632

		1,356,569

Food Producers — 2.4%

Archer-Daniels-Midland Co.	4,793	221,628

Campbell Soup Co.	1,940	90,540

Conagra Brands, Inc.	4,550	159,660

Flowers Foods, Inc.	5,997	141,409

General Mills, Inc.	4,254	251,496

Ingredion, Inc.	1,675	118,741

JM Smucker Co. (The)	1,518	170,320

Kraft Heinz Co. (The)	6,212	190,025

Tyson Foods, Inc., Class A	2,734	156,467

		1,500,286

Forestry & Paper — 0.2%

International Paper Co.	3,098	135,537

Gas, Water & Multiutilities — 0.8%

CenterPoint Energy, Inc.	1,088	22,990

INVESTMENTS	SHARES	VALUE ($)

Gas, Water & Multiutilities — continued

Duke Energy Corp.	4,265	392,849

National Fuel Gas Co.	2,074	82,877

		498,716

General Industrials — 2.2%

Carlisle Cos., Inc.	1,169	144,804

Eaton Corp. plc	2,715	281,790

Graphic Packaging Holding Co.	9,178	121,976

Packaging Corp. of America	1,489	170,475

Parker-Hannifin Corp.	1,088	226,696

Silgan Holdings, Inc.	3,632	125,122

Sonoco Products Co.	2,439	119,243

WestRock Co.	4,691	176,147

		1,366,253

General Retailers — 5.7%

Advance Auto Parts, Inc.	684	100,740

AutoNation, Inc.*	2,495	141,541

Best Buy Co., Inc.	2,044	228,008

Dick’s Sporting Goods, Inc.	2,569	145,534

Dollar General Corp.	1,259	262,766

eBay, Inc.	3,891	185,328

Foot Locker, Inc.	3,808	140,439

Gap, Inc. (The)	8,016	155,911

Graham Holdings Co., Class B	188	71,504

Grand Canyon Education, Inc.*	527	41,301

H&R Block, Inc.	6,608	114,054

Kohl’s Corp.	3,844	81,839

Lowe’s Cos., Inc.	242	38,260

Nordstrom, Inc. (a)	4,218	51,038

Penske Automotive Group, Inc.	2,785	142,481

Qurate Retail, Inc., Series A	16,477	111,549

Service Corp. International	2,194	101,604

Target Corp.	2,699	410,842

Tractor Supply Co.	840	111,896

Walmart, Inc.	5,340	740,925

Williams-Sonoma, Inc. (a)	1,837	167,553

		3,545,113

Health Care Equipment & Services — 6.3%

Anthem, Inc.	1,389	378,919

Baxter International, Inc.	1,680	130,318

Becton Dickinson and Co.	1,559	360,332

Cigna Corp.	2,020	337,279

Hill-Rom Holdings, Inc.	1,382	125,859

Humana, Inc.	795	317,428

Medtronic plc	6,123	615,790

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Health Care Equipment & Services — continued

Quest Diagnostics, Inc.	1,611	196,767

UnitedHealth Group, Inc.	3,880	1,183,943

Universal Health Services, Inc., Class B	1,356	148,550

Zimmer Biomet Holdings, Inc.	982	129,722

		3,924,907

Household Goods & Home Construction — 2.0%

Leggett & Platt, Inc.	2,394	99,902

Lennar Corp., Class A	2,736	192,149

Mohawk Industries, Inc.*	891	91,942

Newell Brands, Inc.	7,685	135,717

PulteGroup, Inc.	3,953	161,124

Stanley Black & Decker, Inc.	1,367	227,196

Toll Brothers, Inc.	3,540	149,671

Whirlpool Corp.	989	182,926

		1,240,627

Industrial Engineering — 3.5%

AGCO Corp.	1,971	151,826

Allison Transmission Holdings, Inc.	3,225	116,584

Caterpillar, Inc.	2,665	418,538

Crane Co.	1,974	100,180

Cummins, Inc.	1,168	256,831

Dover Corp.	1,698	187,986

Oshkosh Corp.	1,888	127,176

PACCAR, Inc.	2,741	234,027

Pentair plc	3,472	172,767

Snap-on, Inc.	1,048	165,091

Timken Co. (The)	2,564	153,071

Trinity Industries, Inc.	6,232	117,411

		2,201,488

Industrial Metals & Mining — 0.7%

Nucor Corp.	3,509	167,590

Reliance Steel & Aluminum Co.	1,424	155,202

Steel Dynamics, Inc.	3,669	115,500

		438,292

Industrial Transportation — 1.4%

Macquarie Infrastructure Corp.	3,802	98,092

Norfolk Southern Corp.	1,550	324,136

Schneider National, Inc., Class B	3,464	76,416

Union Pacific Corp.	2,186	387,337

		885,981

Leisure Goods — 0.2%

Thor Industries, Inc.	1,599	135,243

INVESTMENTS	SHARES	VALUE ($)

Life Insurance — 1.3%

Brighthouse Financial, Inc.*	1,125	37,237

Lincoln National Corp.	2,856	100,246

MetLife, Inc.	6,100	230,885

Principal Financial Group, Inc.	3,605	141,388

Prudential Financial, Inc.	3,123	199,934

Unum Group	4,410	77,881

		787,571

Media — 3.7%

Comcast Corp., Class A	19,567	826,510

Discovery, Inc., Class A* (a)	4,988	100,957

DISH Network Corp., Class A*	4,704	119,905

Dolby Laboratories, Inc., Class A	1,180	88,594

Fox Corp., Class A	5,546	147,080

Fox Corp., Class B	4,926	128,766

Interpublic Group of Cos., Inc. (The)	7,753	140,252

John Wiley & Sons, Inc., Class A	2,103	65,109

Liberty Media Corp.-Liberty SiriusXM, Class C*	3,698	127,951

Lions Gate Entertainment Corp., Class A* (a)	9,169	61,432

Nexstar Media Group, Inc., Class A (a)	1,335	110,004

Nielsen Holdings plc	6,805	91,935

Omnicom Group, Inc.	2,823	133,246

ViacomCBS, Inc.	6,455	184,419

		2,326,160

Nonlife Insurance — 1.2%

American International Group, Inc.	5,004	157,576

Assured Guaranty Ltd.	3,318	84,708

First American Financial Corp.	2,768	123,425

Hartford Financial Services Group, Inc. (The)	2,769	106,662

Mercury General Corp.	1,607	65,421

Old Republic International Corp.	7,206	117,314

Reinsurance Group of America, Inc.	1,080	109,102

		764,208

Oil & Gas Producers — 1.8%

Chevron Corp.	4,733	328,943

ConocoPhillips	1,076	30,795

Exxon Mobil Corp.	14,241	464,541

HollyFrontier Corp.	2,723	50,403

Marathon Petroleum Corp.	3,833	113,074

Valero Energy Corp.	3,272	126,332

		1,114,088

Oil Equipment, Services & Distribution — 0.2%

Helmerich & Payne, Inc.	1,732	25,755

Kinder Morgan, Inc.	6,186	73,613

		99,368

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	173

JPMorgan U.S. Value Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Personal Goods — 1.1%

Capri Holdings Ltd.*	4,227	89,697

Hanesbrands, Inc.	9,622	154,626

Nu Skin Enterprises, Inc., Class A	2,849	140,598

PVH Corp.	1,623	94,605

Ralph Lauren Corp.	1,345	89,913

Tapestry, Inc.	6,702	148,985

		718,424

Pharmaceuticals & Biotechnology — 6.4%

Alexion Pharmaceuticals, Inc.*	1,166	134,253

Amgen, Inc.	2,298	498,528

Gilead Sciences, Inc.	6,542	380,417

Johnson & Johnson	8,493	1,164,475

Merck & Co., Inc.	10,705	805,123

Perrigo Co. plc	2,043	89,627

Pfizer, Inc.	24,001	851,556

United Therapeutics Corp.*	680	91,276

		4,015,255

Real Estate Investment Trusts — 2.2%

AGNC Investment Corp.	10,208	142,606

Annaly Capital Management, Inc.	19,791	140,318

Apple Hospitality REIT, Inc.	6,154	60,925

Brandywine Realty Trust	6,012	52,665

Brixmor Property Group, Inc.	6,029	66,078

Cousins Properties, Inc.	1,340	34,143

EPR Properties	2,078	49,540

Kimco Realty Corp.	8,159	83,711

Medical Properties Trust, Inc.	8,492	151,327

New Residential Investment Corp.	10,531	78,983

Omega Healthcare Investors, Inc.	4,098	118,063

Park Hotels & Resorts, Inc.	6,866	68,179

SL Green Realty Corp. (a)	1,623	69,481

Starwood Property Trust, Inc.	6,857	95,792

Vornado Realty Trust	2,337	71,816

Weingarten Realty Investors	3,933	62,377

		1,346,004

Software & Computer Services — 13.3%

Akamai Technologies, Inc.*	1,797	170,931

Alphabet, Inc., Class A*	713	1,152,286

Amdocs Ltd.	2,583	145,629

Arista Networks, Inc.*	668	139,545

Black Knight, Inc.*	1,243	109,322

CACI International, Inc., Class A*	427	89,042

CDK Global, Inc.	1,179	50,815

Cerner Corp.	2,488	174,384

INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — continued

Change Healthcare, Inc.*	5,818	82,325

Citrix Systems, Inc.	1,238	140,228

Cognizant Technology Solutions Corp., Class A	3,901	278,609

Dell Technologies, Inc., Class C*	2,303	138,779

DXC Technology Co.	5,013	92,339

F5 Networks, Inc.*	820	109,011

Facebook, Inc., Class A*	4,006	1,054,019

Gartner, Inc.*	688	82,629

Hewlett Packard Enterprise Co.	16,029	138,490

International Business Machines Corp.	4,302	480,361

Intuit, Inc.	1,038	326,638

IQVIA Holdings, Inc.*	580	89,314

Leidos Holdings, Inc.	1,754	145,582

Microsoft Corp.	6,035	1,221,906

National Instruments Corp.	2,275	71,162

NCR Corp.*	3,876	78,760

NortonLifeLock, Inc.	7,617	156,682

Nuance Communications, Inc.*	5,251	167,559

Oracle Corp.	9,334	523,731

Premier, Inc., Class A	2,453	80,287

Roper Technologies, Inc.	534	198,296

Science Applications International Corp.	978	74,690

SS&C Technologies Holdings, Inc.	2,412	142,839

Teradata Corp.*	3,218	59,115

Twitter, Inc.*	5,724	236,745

VMware, Inc., Class A*(a)	904	116,372

		8,318,422

Support Services — 1.2%

ADT, Inc.	12,918	85,130

Alliance Data Systems Corp.	1,456	75,042

Johnson Controls International plc	5,837	246,380

ManpowerGroup, Inc.	1,964	133,297

MSC Industrial Direct Co., Inc., Class A	1,887	131,448

Robert Half International, Inc.	1,710	86,680

		757,977

Technology Hardware & Equipment — 15.3%

Analog Devices, Inc.	2,441	289,332

Apple, Inc.	9,366	1,019,583

Applied Materials, Inc.	5,462	323,514

Broadcom, Inc.	1,794	627,236

CDW Corp.	1,466	179,732

Ciena Corp.*	2,958	116,516

Cirrus Logic, Inc.*	1,299	89,462

Cisco Systems, Inc.	18,683	670,720

CommScope Holding Co., Inc.*	6,664	59,310

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Technology Hardware & Equipment — continued

Entegris, Inc.	2,416	180,644

HP, Inc.	11,923	214,137

Intel Corp.	18,159	804,080

Juniper Networks, Inc.	6,741	132,933

KLA Corp.	1,233	243,123

L3Harris Technologies, Inc.	1,446	232,965

Lam Research Corp.	917	313,687

Lumentum Holdings, Inc.*	1,238	102,370

Marvell Technology Group Ltd.	4,398	164,969

Maxim Integrated Products, Inc.	2,842	197,945

Microchip Technology, Inc.	1,839	193,242

Micron Technology, Inc.*	6,753	339,946

Monolithic Power Systems, Inc.	397	126,881

Motorola Solutions, Inc.	1,104	174,498

NetApp, Inc.	2,973	130,485

ON Semiconductor Corp.*	5,132	128,762

Qorvo, Inc.*	1,499	190,913

QUALCOMM, Inc.	5,260	648,874

Skyworks Solutions, Inc.	1,534	216,739

SYNNEX Corp.	1,180	155,335

Teradyne, Inc.	2,240	196,784

Texas Instruments, Inc.	4,302	622,026

Western Digital Corp.	3,659	138,054

Xerox Holdings Corp.	5,041	87,613

Xilinx, Inc.	1,922	228,122

		9,540,532

Tobacco — 0.6%

Altria Group, Inc.	9,761	352,177

Travel & Leisure — 3.2%

Alaska Air Group, Inc.	2,969	112,495

Aramark	4,336	120,281

Carnival Corp. (a)	4,942	67,755

Copa Holdings SA, Class A (Panama)	1,701	83,825

Darden Restaurants, Inc.	1,221	112,234

Delta Air Lines, Inc.	5,154	157,919

Extended Stay America, Inc.	6,647	75,444

Hyatt Hotels Corp., Class A	1,158	63,852

JetBlue Airways Corp.*	8,272	99,016

Las Vegas Sands Corp.	3,615	173,737

MGM Resorts International	7,105	146,150

Royal Caribbean Cruises Ltd.	2,267	127,904

Sabre Corp.	8,947	58,334

Six Flags Entertainment Corp.	2,892	62,525

Southwest Airlines Co.	4,488	177,411

United Airlines Holdings, Inc.*	2,952	99,955

INVESTMENTS	SHARES	VALUE ($)

Travel & Leisure — continued

Vail Resorts, Inc.	456	105,810

Wyndham Destinations, Inc.	3,132	102,197

Wyndham Hotels & Resorts, Inc.	1,673	77,811

		2,024,655

Total Common Stocks (Cost $65,175,977)		62,288,768

Short-Term Investments — 1.4%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $104,469)	104,469	104,469

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	499,850	499,900

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (b) (c)	249,858	249,858

Total Investment of Cash Collateral from Securities Loaned (Cost $749,858)		749,758

Total Short-Term Investments (Cost $854,327)		854,227

Total Investments — 101.1% (Cost $66,030,304)		63,142,995

Liabilities in Excess of Other Assets — (1.1%)		(674,840)

NET ASSETS — 100.0%		62,468,155

Percentages indicated are based on net assets.

Abbreviations
REIT	RealEstate Investment Trust

(a)	Thesecurity or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is $728,424.
(b)	Investmentin an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	175

JPMorgan U.S. Value Factor ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Micro E-Mini S&P 500 Index	10	12/2020	USD	163,275	(4,342)

Abbreviations

USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia ex- Japan ETF	JPMorgan BetaBuilders Europe ETF	JPMorgan BetaBuilders International Equity ETF
ASSETS:
Investments in non-affiliates, at value	$3,612,688,408	$1,452,262,904	$3,681,048,953	$1,854,881,668
Investments in affiliates, at value	—	—	—	5,136,138
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	284,858,791	8,202,391	116,141,754	22,318,164
Cash	192,667	2,647,505	11,154	182,135
Foreign currency, at value	15,742,331	9,503,040	7,608,072	1,100,763
Deposits at broker for futures contracts	2,069,354	1,154,046	2,584,359	—
Segregated cash balance with Authorized Participant for deposit securities	—	—	45,639,091	—
Receivables:
Investment securities sold	—	265,897	90,414,015	—
Dividends from non-affiliates	9,309,412	529,215	2,741,892	4,928,364
Dividends from affiliates	—	—	—	32
Tax reclaims	686,081	29,901	11,472,179	429,340
Securities lending income (See Note 2.C.)	134,012	70,738	71,962	16,801
Variation margin on futures contracts	6,009	—	91,163	1,126,120

Total Assets	3,925,687,065	1,474,665,637	3,957,824,594	1,890,119,525

LIABILITIES:
Payables:
Investment securities purchased	—	—	3,447,823	1,016,303
Collateral received on securities loaned (See Note 2.C.)	284,858,791	8,202,391	116,141,754	22,318,164
Fund shares redeemed	—	—	91,224,770	—
Variation margin on futures contracts	—	249,208	—	—
Collateral upon return of deposit securities	—	—	45,639,091	—
Accrued liabilities:
Management fees (See Note 3.A.)	617,014	243,144	365,647	114,756

Total Liabilities	285,475,805	8,694,743	256,819,085	23,449,223

Net Assets	$3,640,211,260	$1,465,970,894	$3,701,005,509	$1,866,670,302

NET ASSETS:
Paid-in-Capital	$3,829,199,807	$1,581,599,212	$4,280,254,782	$1,858,950,542
Total distributable earnings (loss)	(188,988,547)	(115,628,318)	(579,249,273)	7,719,760

Total Net Assets	$3,640,211,260	$1,465,970,894	$3,701,005,509	$1,866,670,302

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	158,300,000	65,200,000	171,000,000	40,400,000

Net asset value, per share	$23.00	$22.48	$21.64	$46.20

Cost of investments in non-affiliates	$3,701,324,890	$1,545,664,725	$4,214,358,038	$1,851,413,578
Cost of investments in affiliates	—	—	—	5,136,138
Cost of foreign currency	15,281,841	9,588,104	7,401,074	1,104,963
Investment securities on loan, at value (See Note 2.C.)	267,270,576	7,803,965	109,270,689	20,684,106
Cost of investment of cash collateral (See Note 2.C.)	284,858,791	8,202,888	116,147,578	22,318,364

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	177

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020 (continued)

	JPMorgan BetaBuilders Japan ETF	JPMorgan BetaBuilders U.S. Equity ETF	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	JPMorgan Diversified Return Emerging Markets Equity ETF
ASSETS:
Investments in non-affiliates, at value	$5,272,878,703	$234,188,626	$988,019,962	$213,651,927
Investments in affiliates, at value	—	3,588,269	2,909,004	—
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	5,115,948	253,351	12,084,091	137,511
Cash	407,303	21,899	59,371	661,016
Foreign currency, at value	5,744,914	—	—	30,025
Deposits at broker for futures contracts	2,588,118	146,000	—	16,000
Receivables:
Fund shares sold	—	24,157,255	—	—
Dividends from non-affiliates	41,128,912	181,598	288,859	300,779
Dividends from affiliates	—	8	8	—
Tax reclaims	1,680,436	—	—	—
Securities lending income (See Note 2.C.)	26,740	234	327	24
Variation margin on futures contracts	—	—	—	1,524

Total Assets	5,329,571,074	262,537,240	1,003,361,622	214,798,806

LIABILITIES:
Payables:
Investment securities purchased	—	23,889,079	3,083,241	335,406
Collateral received on securities loaned (See Note 2.C.)	5,115,948	253,351	12,084,091	137,511
Deposits from broker for futures contracts	—	—	43,000	—
Variation margin on futures contracts	558,384	18,768	1,450	—
Accrued liabilities:
Management fees (See Note 3.A.)	861,295	3,467	17,887	87,763
Deferred foreign capital gains tax	—	—	—	477,984

Total Liabilities	6,535,627	24,164,665	15,229,669	1,038,664

Net Assets	$5,323,035,447	$238,372,575	$988,131,953	$213,760,142

NET ASSETS:
Paid-in-Capital	$5,261,544,046	$224,651,061	$1,026,746,728	$267,022,830
Total distributable earnings (loss)	61,491,401	13,721,514	(38,614,775)	(53,262,688)

Total Net Assets	$5,323,035,447	$238,372,575	$988,131,953	$213,760,142

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	220,000,000	4,000,000	15,400,000	4,600,000

Net asset value, per share	$24.20	$59.59	$64.16	$46.47

Cost of investments in non-affiliates	$5,239,677,995	$219,363,652	$1,026,840,095	$229,592,398
Cost of investments in affiliates	—	3,749,316	2,909,004	—
Cost of foreign currency	5,582,134	—	—	18,230
Investment securities on loan, at value (See Note 2.C.)	3,369,753	247,666	11,217,036	126,666
Cost of investment of cash collateral (See Note 2.C.)	5,116,745	253,366	12,084,091	137,511

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020 (continued)

	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPMorgan International Growth ETF
ASSETS:
Investments in non-affiliates, at value	$860,958,222	$535,418,866	$219,917,784	$148,376,055	$36,634,765
Investments in affiliates, at value	209,263	773,854	147,665	224,874	469,916
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	3,451,900	6,339,996	3,053,053	18,480,883	—
Cash	156,458	250	—	342	496,042
Foreign currency, at value	196,424	—	—	—	40,922
Deposits at broker for futures contracts	658,600	132,600	44,700	32,520	—
Receivables:
Investment securities sold	255	7,334,747	—	—	152,190
Dividends from non-affiliates	3,158,816	497,703	143,969	65,119	8,411
Dividends from affiliates	1	5	2	2	—
Tax reclaims	2,166,853	—	—	—	3,029
Securities lending income (See Note 2.C.)	7,990	2,577	1,163	16,249	—

Total Assets	870,964,782	550,500,598	223,308,336	167,196,044	37,805,275

LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.C.)	3,451,900	6,339,996	3,053,053	18,480,883	—
Fund shares redeemed	—	7,352,222	—	—	—
Variation margin on futures contracts	26,220	12,967	1,447	4,160	—
Accrued liabilities:
Management fees (See Note 3.A.)	286,538	85,772	45,990	38,176	17,617

Total Liabilities	3,764,658	13,790,957	3,100,490	18,523,219	17,617

Net Assets	$867,200,124	$536,709,641	$220,207,846	$148,672,825	$37,787,658

NET ASSETS:
Paid-in-Capital	$1,058,480,663	$558,864,156	$225,425,820	$175,694,115	$34,003,054
Total distributable earnings (loss)	(191,280,539)	(22,154,515)	(5,217,974)	(27,021,290)	3,784,604

Total Net Assets	$867,200,124	$536,709,641	$220,207,846	$148,672,825	$37,787,658

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	17,400,000	7,300,000	3,400,000	5,150,000	600,000

Net asset value, per share	$49.84	$73.52	$64.77	$28.87	$62.98

Cost of investments in non-affiliates	$935,974,831	$515,774,194	$210,251,864	$163,609,237	$32,814,824
Cost of investments in affiliates	209,284	773,854	147,665	224,874	469,916
Cost of foreign currency	197,142	—	—	—	41,114
Investment securities on loan, at value (See Note 2.C.)	2,460,006	6,124,079	2,902,255	17,374,417	—
Cost of investment of cash collateral (See Note 2.C.)	3,452,152	6,340,697	3,053,053	18,483,683	—

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	179

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020 (continued)

	JPMorgan U.S. Dividend ETF	JPMorgan U.S. Minimum Volatility ETF	JPMorgan U.S. Momentum Factor ETF	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
ASSETS:
Investments in non-affiliates, at value	$34,874,535	$37,666,288	$134,458,940	$384,187,322	$62,288,768
Investments in affiliates, at value	83,190	79,780	205,755	104,552	104,469
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	618,407	455,350	1,200,534	3,279,701	749,758
Cash	2,625	—	—	—	—
Deposits at broker for futures contracts	10,920	13,200	20,520	82,400	17,160
Receivables:
Investment securities sold	—	2,878,325	—	—	—
Fund shares sold	—	—	—	1,576,526	—
Dividends from non-affiliates	64,210	47,113	75,086	338,500	65,804
Dividends from affiliates	—	1	2	4	1
Securities lending income (See Note 2.C.)	770	195	182	2,561	327

Total Assets	35,654,657	41,140,252	135,961,019	389,571,566	63,226,287

LIABILITIES:
Payables:
Due to custodian	—	—	—	3	—
Investment securities purchased	66,334	—	—	1,574,794	—
Collateral received on securities loaned (See Note 2.C.)	618,407	455,350	1,200,534	3,279,701	749,758
Fund shares redeemed	—	2,905,668	—	—	—
Variation margin on futures contracts	862	1,321	3,116	5,335	1,816
Accrued liabilities:
Management fees (See Note 3.A.)	3,651	4,375	14,283	40,524	6,558

Total Liabilities	689,254	3,366,714	1,217,933	4,900,357	758,132

Net Assets	$34,965,403	$37,773,538	$134,743,086	$384,671,209	$62,468,155

NET ASSETS:
Paid-in-Capital	$39,986,560	$43,363,845	$120,393,500	$373,381,809	$68,418,734
Total distributable earnings (loss)	(5,021,157)	(5,590,307)	14,349,586	11,289,400	(5,950,579)

Total Net Assets	$34,965,403	$37,773,538	$134,743,086	$384,671,209	$62,468,155

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	1,500,000	1,300,000	4,000,000	12,200,000	2,500,000

Net asset value, per share	$23.31	$29.06	$33.68	$31.53	$24.99

Cost of investments in non-affiliates	$37,984,596	$39,750,260	$114,383,440	$366,862,209	$65,175,977
Cost of investments in affiliates	83,190	79,780	205,755	104,552	104,469
Investment securities on loan, at value (See Note 2.C.)	597,327	433,042	1,104,262	3,133,582	728,424
Cost of investment of cash collateral (See Note 2.C.)	618,467	455,400	1,200,584	3,280,051	749,858

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia ex-Japan ETF	JPMorgan BetaBuilders Europe ETF	JPMorgan BetaBuilders International Equity ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$5,566	$1,633	$123	$4,531
Interest income from affiliates	25,305	7,049	230	—
Dividend income from non-affiliates	118,833,264	49,832,408	95,165,379	16,961,476
Dividend income from affiliates	—	—	—	910
Non-cash dividend income from non-affiliates	—	—	10,017,348	2,305,911
Income from securities lending (net) (See Note 2.C.)	4,812,778	560,443	1,115,445	124,854
Foreign taxes withheld (net)	(16,816,050)	(650,798)	(8,622,596)	(1,384,072)

Total investment income	106,860,863	49,750,735	97,675,929	18,013,610

EXPENSES:
Management fees (See Note 3.A.)	6,935,231	2,635,568	3,630,628	505,577
Interest expense to non-affiliates	1,534	2,468	37,808	547
Interest expense to affiliates	538	358	80,321	1,224

Total expenses	6,937,303	2,638,394	3,748,757	507,348

Net investment income (loss)	99,923,560	47,112,341	93,927,172	17,506,262

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(98,807,645)	(23,667,285)	(65,708,272)	(2,848,949)
In-kind redemptions of investments in non-affiliates	(13,287,306)	(9,082,598)	(106,363,067)	3,738,718
Futures contracts	3,639,224	(1,501,995)	(2,963,168)	401,643
Foreign currency transactions	568,690	(548,185)	1,893,547	(844)

Net realized gain (loss)	(107,887,037)	(34,800,063)	(173,140,960)	1,290,568

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(214,357,271)	(151,149,078)	(678,434,589)	3,468,090
Investments in affiliates	—	(497)	(10,724)	(200)
Futures contracts	(1,036,471)	(45,016)	(2,054,081)	(624,195)
Foreign currency translations	458,486	(194,212)	640,280	38,938

Change in net unrealized appreciation/depreciation	(214,935,256)	(151,388,803)	(679,859,114)	2,882,633

Net realized/unrealized gains (losses)	(322,822,293)	(186,188,866)	(853,000,074)	4,173,201

Change in net assets resulting from operations	$(222,898,733)	$(139,076,525)	$(759,072,902)	$21,679,463

(a)	Commencement of operations was December 3, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	181

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020 (continued)

	JPMorgan BetaBuilders Japan ETF	JPMorgan BetaBuilders U.S. Equity ETF	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	JPMorgan Diversified Return Emerging Markets Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$10	$793
Interest income from affiliates	630	—	—	257
Dividend income from non-affiliates	89,540,187	2,366,283	306,574	11,208,715
Dividend income from affiliates	—	55,914	12	1,316
Non-cash dividend income from non-affiliates	—	133,290	—	—
Income from securities lending (net) (See Note 2.C.)	470,048	3,807	581	3,364
Foreign taxes withheld (net)	(8,978,007)	—	—	(1,074,028)

Total investment income	81,032,858	2,559,294	307,177	10,140,417

EXPENSES:
Management fees (See Note 3.A.)	7,842,035	24,510	20,216	1,309,585
Interest expense to non-affiliates	6,018	125	6	241
Interest expense to affiliates	37,993	—	—	1,371

Total expenses	7,886,046	24,635	20,222	1,311,197

Net investment income (loss)	73,146,812	2,534,659	286,955	8,829,220

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(20,404,038)	(1,271,610)	2,348	(19,150,867)
Investments in affiliates	—	(38,446)	—	—
In-kind redemptions of investments in non-affiliates	106,148,091	4,740,164	962,523	1,194,106
Futures contracts	6,083,712	42,155	(44,046)	269,212
Foreign currency transactions	7,836	—	—	(185,517)

Net realized gain (loss)	91,835,601	3,472,263	920,825	(17,873,066)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(116,509,778)	11,807,859	(38,820,133)	(35,877,258	)(b)
Investments in affiliates	(2,196)	(264,003)	—	—
Futures contracts	(3,090,451)	(44,470)	(7,142)	(22,206)
Foreign currency translations	634,964	—	—	3,154

Change in net unrealized appreciation/depreciation	(118,967,461)	11,499,386	(38,827,275)	(35,896,310)

Net realized/unrealized gains (losses)	(27,131,860)	14,971,649	(37,906,450)	(53,769,376)

Change in net assets resulting from operations	$46,014,952	$17,506,308	$(37,619,495)	$(44,940,156)

(a)	Commencement of operations was April 14, 2020.
(b)	Net change in foreign capital gains tax of $(289,899).

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020 (continued)

	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPMorgan International Growth ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$5,836	$1,486	$587	$216	$14
Interest income from affiliates	736	16	5	—	—
Dividend income from non-affiliates	31,471,369	16,084,998	4,324,579	2,446,400	97,235
Dividend income from affiliates	25,476	11,189	3,801	2,388	32
Non-cash dividend income from non-affiliates	2,227,232	—	—	—	—
Income from securities lending (net) (See Note 2.C.)	232,307	70,264	35,278	294,766	—
Foreign taxes withheld (net)	(2,351,008)	—	—	—	(6,008)

Total investment income	31,611,948	16,167,953	4,364,250	2,743,770	91,273

EXPENSES:
Management fees (See Note 3.A.)	3,917,506	1,189,879	497,635	433,065	70,217
Interest expense to non-affiliates	887	143	36	30	—
Interest expense to affiliates	2,190	—	—	—	11

Total expenses	3,920,583	1,190,022	497,671	433,095	70,228

Net investment income (loss)	27,691,365	14,977,931	3,866,579	2,310,675	21,045

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(48,593,659)	(32,884,648)	(12,662,318)	(10,566,785)	(53,577)
Investments in affiliates	449	—	—	—	—
In-kind redemptions of investments in non-affiliates	(7,338,431)	39,421,332	15,701,402	2,665,339	—
Futures contracts	909,225	(326,561)	(149,714)	53,246	—
Foreign currency transactions	(494,128)	—	—	—	(2,721)

Net realized gain (loss)	(55,516,544)	6,210,123	2,889,370	(7,848,200)	(56,298)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(82,755,766)	(62,407,952)	(4,763,402)	(10,747,123)	3,819,941
Investments in affiliates	(273)	(1,101)	—	(3,300)	—
Futures contracts	(530,640)	(73,717)	(5,523)	(13,364)	—
Foreign currency translations	88,820	—	—	—	(84)

Change in net unrealized appreciation/depreciation	(83,197,859)	(62,482,770)	(4,768,925)	(10,763,787)	3,819,857

Net realized/unrealized gains (losses)	(138,714,403)	(56,272,647)	(1,879,555)	(18,611,987)	3,763,559

Change in net assets resulting from operations	$(111,023,038)	$(41,294,716)	$1,987,024	$(16,301,312)	$3,784,604

(a)	Commencement of operations was May 20, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	183

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020 (continued)

	JPMorgan U.S. Dividend ETF	JPMorgan U.S. Minimum Volatility ETF	JPMorgan U.S. Momentum Factor ETF	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$33	$131	$—	$57	$112
Dividend income from non-affiliates	1,411,000	2,001,953	1,100,520	4,765,433	2,009,710
Dividend income from affiliates	788	1,462	733	1,998	1,110
Income from securities lending (net) (See Note 2.C.)	9,249	4,798	8,968	20,474	9,616

Total investment income	1,421,070	2,008,344	1,110,221	4,787,962	2,020,548

EXPENSES:
Management fees (See Note 3.A.)	43,489	99,579	108,421	297,250	77,562

Total expenses	43,489	99,579	108,421	297,250	77,562

Net investment income (loss)	1,377,581	1,908,765	1,001,800	4,490,712	1,942,986

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,659,418)	(3,453,275)	(4,453,907)	(6,608,550)	(2,882,601)
In-kind redemptions of investments in non-affiliates	1,859,469	4,242,902	2,855,895	19,431,461	3,725,979
Futures contracts	(34,171)	(38,154)	39,413	84,184	(14,940)

Net realized gain (loss)	165,880	751,473	(1,558,599)	12,907,095	828,438

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(5,056,023)	(6,870,988)	21,216,244	9,768,594	(7,034,956)
Investments in affiliates	(60)	(50)	(50)	(350)	(100)
Futures contracts	(2,691)	(5,367)	(7,188)	(6,679)	(7,239)

Change in net unrealized appreciation/depreciation	(5,058,774)	(6,876,405)	21,209,006	9,761,565	(7,042,295)

Net realized/unrealized gains (losses)	(4,892,894)	(6,124,932)	19,650,407	22,668,660	(6,213,857)

Change in net assets resulting from operations	$(3,515,313)	$(4,216,167)	$20,652,207	$27,159,372	$(4,270,871)

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders Canada ETF		JPMorgan BetaBuilders Developed Asia ex-Japan ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,923,560	$83,710,291	$47,112,341	$50,689,295
Net realized gain (loss)	(107,887,037)	(25,352,697)	(34,800,063)	2,478,979
Change in net unrealized appreciation/depreciation	(214,935,256)	259,078,770	(151,388,803)	117,802,311

Change in net assets resulting from operations	(222,898,733)	317,436,364	(139,076,525)	170,970,585

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(97,217,228)	(75,222,486)	(47,499,256)	(50,248,812)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	159,573,201	1,513,841,316	209,692,845	718,818,123

NET ASSETS:
Change in net assets	(160,542,760)	1,756,055,194	23,117,064	839,539,896
Beginning of period	3,800,754,020	2,044,698,826	1,442,853,830	603,313,934

End of period	$3,640,211,260	$3,800,754,020	$1,465,970,894	$1,442,853,830

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$225,691,349	$1,594,807,117	$400,560,096	$759,011,170
Cost of shares redeemed	(66,118,148)	(80,965,801)	(190,867,251)	(40,193,047)

Total change in net assets resulting from capital transactions	$159,573,201	$1,513,841,316	$209,692,845	$718,818,123

SHARE TRANSACTIONS:
Issued	9,400,000	66,000,000	18,000,000	32,000,000
Redeemed	(3,800,000)	(3,800,000)	(9,800,000)	(1,600,000)

Net increase in shares from share transactions	5,600,000	62,200,000	8,200,000	30,400,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	185

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders Europe ETF		JPMorgan BetaBuilders International Equity ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2020 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$93,927,172	$131,029,232	$17,506,262
Net realized gain (loss)	(173,140,960)	58,667,336	1,290,568
Change in net unrealized appreciation/depreciation	(679,859,114)	237,106,587	2,882,633

Change in net assets resulting from operations	(759,072,902)	426,803,155	21,679,463

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(91,833,136)	(126,316,866)	(10,275,336)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	698,765,923	2,237,729,043	1,855,266,175

NET ASSETS:
Change in net assets	(152,140,115)	2,538,215,332	1,866,670,302
Beginning of period	3,853,145,624	1,314,930,292	—

End of period	$3,701,005,509	$3,853,145,624	$1,866,670,302

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$3,682,970,788	$2,927,537,309	$1,875,036,423
Cost of shares redeemed	(2,984,204,865)	(689,808,266)	(19,770,248)

Total change in net assets resulting from capital transactions	$698,765,923	$2,237,729,043	$1,855,266,175

SHARE TRANSACTIONS:
Issued	162,000,000	130,000,000	40,800,000
Redeemed	(149,200,000)	(30,000,000)	(400,000)

Net increase in shares from share transactions	12,800,000	100,000,000	40,400,000

(a)	Commencement of operations was December 3, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders Japan ETF		JPMorgan BetaBuilders U.S. Equity ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Period Ended October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$73,146,812	$76,811,361	$2,534,659	$430,637
Net realized gain (loss)	91,835,601	30,095,816	3,472,263	(41,094)
Change in net unrealized appreciation/depreciation	(118,967,461)	268,969,319	11,499,386	3,125,195

Change in net assets resulting from operations	46,014,952	375,876,496	17,506,308	3,514,738

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(102,501,216)	(20,089,888)	(2,245,984)	(317,882)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,060,999,792	1,626,647,644	176,703,126	43,212,269

NET ASSETS:
Change in net assets	1,004,513,528	1,982,434,252	191,963,450	46,409,125
Beginning of period	4,318,521,919	2,336,087,667	46,409,125	—

End of period	$5,323,035,447	$4,318,521,919	$238,372,575	$46,409,125

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,626,810,358	$2,238,563,149	$191,742,099	$43,212,269
Cost of shares redeemed	(1,565,810,566)	(611,915,505)	(15,038,973)	—

Total change in net assets resulting from capital transactions	$1,060,999,792	$1,626,647,644	$176,703,126	$43,212,269

SHARE TRANSACTIONS:
Issued	112,400,000	100,400,000	3,400,000	850,000
Redeemed	(68,400,000)	(27,200,000)	(250,000)	—

Net increase in shares from share transactions	44,000,000	73,200,000	3,150,000	850,000

(a)	Commencement of operations was March 12, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	187

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	JPMorgan Diversified Return Emerging Markets Equity ETF
	Period Ended October 31, 2020 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$286,955	$8,829,220	$11,690,830
Net realized gain (loss)	920,825	(17,873,066)	(9,288,395)
Change in net unrealized appreciation/depreciation	(38,827,275)	(35,896,310)	22,872,709

Change in net assets resulting from operations	(37,619,495)	(44,940,156)	25,275,144

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(34,041)	(11,494,561)	(9,059,080)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,025,785,489	(83,600,557)	123,775,100

NET ASSETS:
Change in net assets	988,131,953	(140,035,274)	139,991,164
Beginning of period	—	353,795,416	213,804,252

End of period	$988,131,953	$213,760,142	$353,795,416

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,030,410,313	$11,220,073	$123,775,100
Cost of shares redeemed	(4,624,824)	(94,820,630)	—

Total change in net assets resulting from capital transactions	$1,025,785,489	$(83,600,557)	$123,775,100

SHARE TRANSACTIONS:
Issued	15,475,000	200,000	2,300,000
Redeemed	(75,000)	(2,100,000)	—

Net increase (decrease) in shares from share transactions	15,400,000	(1,900,000)	2,300,000

(a)	Commencement of operations was April 14, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Diversified Return International Equity ETF		JPMorgan Diversified Return U.S. Equity ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,691,365	$49,632,728	$14,977,931	$15,437,588
Net realized gain (loss)	(55,516,544)	(6,323,521)	6,210,123	11,156,283
Change in net unrealized appreciation/depreciation	(83,197,859)	47,448,543	(62,482,770)	48,876,386

Change in net assets resulting from operations	(111,023,038)	90,757,750	(41,294,716)	75,470,257

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(31,499,409)	(47,722,104)	(15,994,512)	(13,823,828)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(273,144,732)	(204,500,604)	(208,627,128)	181,617,239

NET ASSETS:
Change in net assets	(415,667,179)	(161,464,958)	(265,916,356)	243,263,668
Beginning of period	1,282,867,303	1,444,332,261	802,625,997	559,362,329

End of period	$867,200,124	$1,282,867,303	$536,709,641	$802,625,997

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$45,178,764	$298,833,792	$80,338,258	$261,868,954
Cost of shares redeemed	(318,323,496)	(503,334,396)	(288,965,386)	(80,251,715)

Total change in net assets resulting from capital transactions	$(273,144,732)	$(204,500,604)	$(208,627,128)	$181,617,239

SHARE TRANSACTIONS:
Issued	800,000	5,500,000	1,100,000	3,600,000
Redeemed	(6,700,000)	(9,400,000)	(4,300,000)	(1,100,000)

Net increase (decrease) in shares from share transactions	(5,900,000)	(3,900,000)	(3,200,000)	2,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	189

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Diversified Return U.S. Mid Cap Equity ETF		JPMorgan Diversified Return U.S. Small Cap Equity ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,866,579	$2,884,389	$2,310,675	$1,872,735
Net realized gain (loss)	2,889,370	1,531,972	(7,848,200)	11,531,108
Change in net unrealized appreciation/depreciation	(4,768,925)	9,451,433	(10,763,787)	(6,003,010)

Change in net assets resulting from operations	1,987,024	13,867,794	(16,301,312)	7,400,833

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(3,705,274)	(2,653,452)	(2,108,906)	(1,663,026)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	33,952,305	64,731,269	26,739,716	38,470,266

NET ASSETS:
Change in net assets	32,234,055	75,945,611	8,329,498	44,208,073
Beginning of period	187,973,791	112,028,180	140,343,327	96,135,254

End of period	$220,207,846	$187,973,791	$148,672,825	$140,343,327

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$84,732,532	$83,490,606	$87,381,544	$125,026,689
Cost of shares redeemed	(50,780,227)	(18,759,337)	(60,641,828)	(86,556,423)

Total change in net assets resulting from capital transactions	$33,952,305	$64,731,269	$26,739,716	$38,470,266

SHARE TRANSACTIONS:
Issued	1,400,000	1,300,000	2,900,000	4,150,000
Redeemed	(800,000)	(300,000)	(2,300,000)	(2,850,000)

Net increase in shares from share transactions	600,000	1,000,000	600,000	1,300,000

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan International Growth ETF	JPMorgan U.S. Dividend ETF
	Period Ended October 31, 2020 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,045	$1,377,581	$1,126,280
Net realized gain (loss)	(56,298)	165,880	681,389
Change in net unrealized appreciation/depreciation	3,819,857	(5,058,774)	1,931,896

Change in net assets resulting from operations	3,784,604	(3,515,313)	3,739,565

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—	(1,343,662)	(1,057,550)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	34,003,054	(807,147)	10,538,384

NET ASSETS:
Change in net assets	37,787,658	(5,666,122)	13,220,399
Beginning of period	—	40,631,525	27,411,126

End of period	$37,787,658	$34,965,403	$40,631,525

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$34,003,054	$9,833,249	$15,758,539
Cost of shares redeemed	—	(10,640,396)	(5,220,155)

Total change in net assets resulting from capital transactions	$34,003,054	$(807,147)	$10,538,384

SHARE TRANSACTIONS:
Issued	600,000	450,000	600,000
Redeemed	—	(450,000)	(200,000)

Net increase in shares from share transactions	600,000	—	400,000

(a)	Commencement of operations was May 20, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	191

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan U.S. Minimum Volatility ETF		JPMorgan U.S. Momentum Factor ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,908,765	$1,125,687	$1,001,800	$597,332
Net realized gain (loss)	751,473	3,201,699	(1,558,599)	5,801,887
Change in net unrealized appreciation/depreciation	(6,876,405)	3,586,564	21,209,006	(2,461,486)

Change in net assets resulting from operations	(4,216,167)	7,913,950	20,652,207	3,937,733

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,053,319)	(948,027)	(941,311)	(515,149)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(63,201,634)	72,832,965	58,411,601	24,622,635

NET ASSETS:
Change in net assets	(69,471,120)	79,798,888	78,122,497	28,045,219
Beginning of period	107,244,658	27,445,770	56,620,589	28,575,370

End of period	$37,773,538	$107,244,658	$134,743,086	$56,620,589

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$12,683,981	$93,087,661	$66,714,485	$66,439,247
Cost of shares redeemed	(75,885,615)	(20,254,696)	(8,302,884)	(41,816,612)

Total change in net assets resulting from capital transactions	$(63,201,634)	$72,832,965	$58,411,601	$24,622,635

SHARE TRANSACTIONS:
Issued	450,000	3,200,000	2,300,000	2,300,000
Redeemed	(2,700,000)	(700,000)	(250,000)	(1,450,000)

Net increase (decrease) in shares from share transactions	(2,250,000)	2,500,000	2,050,000	850,000

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan U.S. Quality Factor ETF		JPMorgan U.S. Value Factor ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,490,712	$1,227,149	$1,942,986	$1,527,280
Net realized gain (loss)	12,907,095	549,586	828,438	2,324,504
Change in net unrealized appreciation/depreciation	9,761,565	5,941,402	(7,042,295)	3,862,947

Change in net assets resulting from operations	27,159,372	7,718,137	(4,270,871)	7,714,731

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(3,901,856)	(1,098,039)	(1,990,064)	(1,321,813)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	254,345,821	71,232,507	1,879,448	31,470,215

NET ASSETS:
Change in net assets	277,603,337	77,852,605	(4,381,487)	37,863,133
Beginning of period	107,067,872	29,215,267	66,849,642	28,986,509

End of period	$384,671,209	$107,067,872	$62,468,155	$66,849,642

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$318,973,804	$77,043,167	$23,462,558	$46,088,396
Cost of shares redeemed	(64,627,983)	(5,810,660)	(21,583,110)	(14,618,181)

Total change in net assets resulting from capital transactions	$254,345,821	$71,232,507	$1,879,448	$31,470,215

SHARE TRANSACTIONS:
Issued	10,650,000	2,700,000	900,000	1,850,000
Redeemed	(2,050,000)	(200,000)	(850,000)	(550,000)

Net increase in shares from share transactions	8,600,000	2,500,000	50,000	1,300,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	193

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income

JPMorgan BetaBuilders Canada ETF
Year Ended October 31, 2020	$24.89	$0.65	$(1.91)		$(1.26)	$(0.63)
Year Ended October 31, 2019	22.59	0.66	2.24		2.90	(0.60)
August 7, 2018 (g) through October 31, 2018	24.65	0.14	(2.15)		(2.01)	(0.05)

JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Year Ended October 31, 2020	25.31	0.79	(2.83)		(2.04)	(0.79)
Year Ended October 31, 2019	22.68	1.05	2.58		3.63	(1.00)
August 7, 2018 (g) through October 31, 2018	25.36	0.22	(2.73)		(2.51)	(0.17)

JPMorgan BetaBuilders Europe ETF
Year Ended October 31, 2020	24.36	0.54	(2.72)		(2.18)	(0.54)
Year Ended October 31, 2019	22.59	0.90	1.65		2.55	(0.78)
June 15, 2018 (g) through October 31, 2018	24.79	0.13	(2.30)		(2.17)	(0.03)

JPMorgan BetaBuilders International Equity ETF
December 3, 2019 (g) through October 31, 2020	49.79	1.05	(4.26	)(j)	(3.21)	(0.38)

JPMorgan BetaBuilders Japan ETF
Year Ended October 31, 2020	24.54	0.42	(0.19)		0.23	(0.57)
Year Ended October 31, 2019	22.72	0.48	1.48		1.96	(0.14)
June 15, 2018 (g) through October 31, 2018	24.79	0.24	(2.31)		(2.07)	—

JPMorgan BetaBuilders U.S. Equity ETF
Year Ended October 31, 2020	54.60	1.14	4.83		5.97	(0.98)
March 12, 2019 (g) through October 31, 2019	50.14	0.68	4.29		4.97	(0.51)

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
April 14, 2020 (g) through October 31, 2020	50.78	0.33	13.32	(j)	13.65	(0.27)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)

Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(g)	Commencement of operations.
(h)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)

Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

		Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$23.00	$23.05	(4.98)%	(4.81)%		$3,640,211,260	0.19%		2.74%	0.19%		4%
24.89	24.90	13.08	12.97		3,800,754,020	0.19		2.73	0.34	(f)	7
22.59	22.62	(8.18)	(8.05	)(h)	2,044,698,826	0.19	(i)	2.55	0.37	(i)(f)	1

22.48	22.55	(7.87)	(7.45)		1,465,970,894	0.19		3.40	0.19		6
25.31	25.27	16.18	15.94		1,442,853,830	0.19		4.22	0.39	(f)	7
22.68	22.69	(9.97)	(9.93	)(h)	603,313,934	0.19	(i)	3.94	0.45	(i)(f)	2

21.64	21.67	(8.92)	(8.90)		3,701,005,509	0.09		2.33	0.09		5
24.36	24.39	11.43	11.32		3,853,145,624	0.09		3.83	0.25	(f)	7
22.59	22.64	(8.75)	(8.55	)(h)	1,314,930,292	0.09	(i)	1.45	0.34	(i)(f)	2

46.20	46.29	(6.45)	(6.27	)(h)	1,866,670,302	0.07		2.40	0.07		8

24.20	24.32	0.87	1.24		5,323,035,447	0.19		1.77	0.19		5
24.54	24.57	8.74	9.07		4,318,521,919	0.19		2.14	0.33	(f)	4
22.72	22.68	(8.35)	(8.51	)(h)	2,336,087,667	0.19	(i)	2.63	0.37	(i)(f)	5

59.59	59.58	11.09	11.05		238,372,575	0.02		1.99	0.02		4
54.60	54.61	9.95	9.97	(h)	46,409,125	0.02		2.01	0.02		3

64.16	64.06	26.91	26.71	(h)	988,131,953	0.07		0.91	0.07		7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	195

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income

JPMorgan Diversified Return Emerging Markets Equity ETF
Year Ended October 31, 2020	$54.43	$1.46	$(7.48)		$(6.02)	$(1.94)
Year Ended October 31, 2019	50.91	2.07	2.97		5.04	(1.52)
Year Ended October 31, 2018	57.15	1.59	(5.37)		(3.78)	(2.46)
Year Ended October 31, 2017	48.68	1.50	7.56		9.06	(0.59)
Year Ended October 31, 2016	45.23	1.04	3.72		4.76	(1.31)

JPMorgan Diversified Return International Equity ETF
Year Ended October 31, 2020	55.06	1.35	(5.01)		(3.66)	(1.56)
Year Ended October 31, 2019	53.10	1.77	1.90		3.67	(1.71)
Year Ended October 31, 2018	59.18	1.51	(5.29)		(3.78)	(2.30)
Year Ended October 31, 2017	50.00	1.43	8.57		10.00	(0.82)
Year Ended October 31, 2016	51.17	1.28	(1.37	)(g)	(0.09)	(1.08)

JPMorgan Diversified Return U.S. Equity ETF
Year Ended October 31, 2020	76.44	1.65	(2.82)		(1.17)	(1.75)
Year Ended October 31, 2019	69.92	1.66	6.34		8.00	(1.48)
Year Ended October 31, 2018	68.52	1.39	1.88		3.27	(1.87)
Year Ended October 31, 2017	57.06	1.17	10.75		11.92	(0.46)
Year Ended October 31, 2016	54.13	1.10	2.09	(g)	3.19	(0.26)

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Year Ended October 31, 2020	67.13	1.18	(2.38)		(1.20)	(1.16)
Year Ended October 31, 2019	62.24	1.18	4.78		5.96	(1.07)
Year Ended October 31, 2018	62.06	1.06	0.59		1.65	(1.47)
Year Ended October 31, 2017	51.65	0.89	10.02		10.91	(0.50)
May 11, 2016 (h) through October 31, 2016	50.00	0.42	1.23		1.65	—

JPMorgan Diversified Return U.S. Small Cap Equity ETF
Year Ended October 31, 2020	30.84	0.44	(2.01)		(1.57)	(0.40)
Year Ended October 31, 2019	29.58	0.42	1.22		1.64	(0.38)
Year Ended October 31, 2018	28.95	0.33	0.73		1.06	(0.43)
November 15, 2016 (h) through October 31, 2017	25.00	0.28	3.71		3.99	(0.04)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)

Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(g)

Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(h)	Commencement of operations.
(i)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$46.47	$46.21	(11.20)%	(11.80)%	$213,760,142	0.44%		2.97%	0.44%		26%
54.43	54.50	10.00	10.31	353,795,416	0.45		3.87	0.87	(f)	51
50.91	50.83	(6.93)	(7.43)	213,804,252	0.45		2.80	0.96	(f)	53
57.15	57.36	18.95	18.65	165,741,046	0.45		2.85	1.06	(f)	60
48.68	48.98	11.02	11.63	43,809,461	0.45		2.33	1.91	(f)	44

49.84	49.86	(6.72)	(6.62)	867,200,124	0.37		2.61	0.37		23
55.06	55.02	7.05	7.23	1,282,867,303	0.38		3.27	0.41	(f)	25
53.10	52.98	(6.72)	(7.22)	1,444,332,261	0.40		2.57	0.44	(f)	28
59.18	59.36	20.35	20.30	1,159,887,006	0.43		2.63	0.51	(f)	29
50.00	50.17	(0.15)	0.41	470,042,716	0.43		2.56	0.75	(f)	27

73.52	73.50	(1.40)	(1.44)	536,709,641	0.18		2.26	0.18		21
76.44	76.45	11.65	11.65	802,625,997	0.19		2.27	0.37	(f)	24
69.92	69.93	4.74	4.70	559,362,329	0.19		1.95	0.41	(f)	32
68.52	68.55	20.99	21.02	356,298,771	0.21		1.83	0.47	(f)	27
57.06	57.08	5.92	5.90	125,538,258	0.29		1.95	0.90	(f)	22

64.77	64.72	(1.66)	(1.79)	220,207,846	0.24		1.86	0.24		28
67.13	67.17	9.73	9.78	187,973,791	0.24		1.82	0.43	(f)	25
62.24	62.25	2.59	2.57	112,028,180	0.24		1.64	0.50	(f)	35
62.06	62.08	21.25	21.31	62,063,250	0.26		1.54	0.62	(f)	31
51.65	51.64	3.30	3.28 (i)	36,153,888	0.34	(j)	1.69	1.02	(j)(f)	15

28.87	28.94	(4.99)	(4.85)	148,672,825	0.29		1.54	0.29		30
30.84	30.87	5.64	5.75	140,343,327	0.29		1.40	0.54	(f)	43
29.58	29.58	3.61	3.43	96,135,254	0.29		1.08	0.61	(f)	30
28.95	29.00	15.96	16.16 (i)	55,011,105	0.31	(j)	1.08	0.97	(j)(f)	24

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	197

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income

JPMorgan International Growth ETF
May 20, 2020 (f) through October 31, 2020	$51.83	$0.05	$11.10	$11.15	$—

JPMorgan U.S. Dividend ETF
Year Ended October 31, 2020	27.09	0.91	(3.79)	(2.88)	(0.90)
Year Ended October 31, 2019	24.92	0.93	2.11	3.04	(0.87)
November 8, 2017 (f) through October 31, 2018	25.00	0.96	(0.17)	0.79	(0.87)

JPMorgan U.S. Minimum Volatility ETF
Year Ended October 31, 2020	30.21	0.67	(1.10)	(0.43)	(0.72)
Year Ended October 31, 2019	26.14	0.64	3.95	4.59	(0.52)
November 8, 2017 (f) through October 31, 2018	25.00	0.59	1.08	1.67	(0.53)

JPMorgan U.S. Momentum Factor ETF
Year Ended October 31, 2020	29.04	0.35	4.63	4.98	(0.34)
Year Ended October 31, 2019	25.98	0.37	2.99	3.36	(0.30)
November 8, 2017 (f) through October 31, 2018	25.00	0.35	0.95	1.30	(0.32)

JPMorgan U.S. Quality Factor ETF
Year Ended October 31, 2020	29.74	0.56	1.70	2.26	(0.47)
Year Ended October 31, 2019	26.56	0.58	3.11	3.69	(0.51)
November 8, 2017 (f) through October 31, 2018	25.00	0.52	1.52	2.04	(0.48)

JPMorgan U.S. Value Factor ETF
Year Ended October 31, 2020	27.29	0.77	(2.29)	(1.52)	(0.78)
Year Ended October 31, 2019	25.21	0.75	1.97	2.72	(0.64)
November 8, 2017 (f) through October 31, 2018	25.00	0.64	0.16	0.80	(0.59)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)

Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

		Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$62.98	$63.12	21.51%	21.78	%(g)	$37,787,658	0.55%		0.16%	0.55%		12%

23.31	23.26	(10.50)	(10.72)		34,965,403	0.12		3.78	0.12		26
27.09	27.10	12.57	12.69		40,631,525	0.12		3.59	0.63	(h)	20
24.92	24.90	3.08	2.99	(g)	27,411,126	0.12	(i)	3.81	0.76	(h)(i)	24

29.06	28.97	(1.32)	(1.69)		37,773,538	0.12		2.29	0.12		23
30.21	30.23	17.82	17.90		107,244,658	0.12		2.22	0.54	(h)	15
26.14	26.14	6.69	6.69	(g)	27,445,770	0.12	(i)	2.33	0.76	(h)(i)	17

33.68	33.74	17.33	17.50		134,743,086	0.12		1.11	0.12		39
29.04	29.05	13.06	13.06		56,620,589	0.12		1.35	0.55	(h)	52
25.98	25.99	5.17	5.21	(g)	28,575,370	0.12	(i)	1.32	0.74	(h)(i)	44

31.53	31.54	7.72	7.68		384,671,209	0.12		1.81	0.12		20
29.74	29.76	14.10	14.18		107,067,872	0.12		2.05	0.50	(h)	21
26.56	26.56	8.15	8.15	(g)	29,215,267	0.12	(i)	2.01	0.74	(h)(i)	22

24.99	24.90	(5.39)	(5.76)		62,468,155	0.12		2.99	0.12		25
27.29	27.30	11.01	11.05		66,849,642	0.12		2.90	0.52	(h)	22
25.21	25.21	3.12	3.12	(g)	28,986,509	0.12	(i)	2.52	0.75	(h)(i)	26

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	199

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 18 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversification Classification
JPMorgan BetaBuilders Canada ETF	Diversified
JPMorgan BetaBuilders Developed Asia ex-Japan ETF	Diversified
JPMorgan BetaBuilders Europe ETF	Diversified
JPMorgan BetaBuilders International Equity ETF(1)	Diversified
JPMorgan BetaBuilders Japan ETF	Diversified
JPMorgan BetaBuilders U.S. Equity ETF(2) JPMorgan BetaBuilders U.S. Mid Cap Equity ETF(3)	Diversified Diversified
JPMorgan Diversified Return Emerging Markets Equity ETF	Diversified
JPMorgan Diversified Return International Equity ETF	Diversified
JPMorgan Diversified Return U.S. Equity ETF	Diversified
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	Diversified
JPMorgan Diversified Return U.S. Small Cap Equity ETF	Diversified
JPMorgan International Growth ETF(4)	Diversified
JPMorgan U.S. Dividend ETF	Diversified
JPMorgan U.S. Minimum Volatility ETF	Diversified
JPMorgan U.S. Momentum Factor ETF	Diversified
JPMorgan U.S. Quality Factor ETF	Diversified
JPMorgan U.S. Value Factor ETF	Diversified

(1)	JPMorgan BetaBuilders International Equity ETF commenced operations on December 3, 2019.
(2)	JPMorgan BetaBuilders U.S. Equity ETF commenced operations on March 12, 2019.
(3)	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF commenced operations on April 14, 2020.
(4)	JPMorgan International Growth ETF commenced operations on May 20, 2020.

The investment objective of JPMorgan BetaBuilders Canada ETF (the “BetaBuilders Canada ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM.

The investment objective of JPMorgan BetaBuilders Developed Asia ex-Japan ETF (the “BetaBuilders Developed Asia ex-Japan ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia ex-Japan Target Market Exposure IndexSM.

The investment objective of JPMorgan BetaBuilders Europe ETF (the “BetaBuilders Europe ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM.

The investment objective of JPMorgan BetaBuilders International Equity ETF (the “BetaBuilders International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM.

The investment objective of JPMorgan BetaBuilders Japan ETF (the “BetaBuilders Japan ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM.

The investment objective of JPMorgan BetaBuilders U.S. Equity ETF (the “BetaBuilders U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure IndexSM.

The investment objective of JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (the “BetaBuilders U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Mid Cap Target Market Exposure Extended IndexSM.

The investment objective of JPMorgan Diversified Return Emerging Markets Equity ETF (the “Emerging Markets Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index.

The investment objective of JPMorgan Diversified Return International Equity ETF (the “International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index.

The investment objective of JPMorgan Diversified Return U.S. Equity ETF (the “U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index.

200	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

The investment objective of JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index.

The investment objective of JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “U.S. Small Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index.

The investment objective of JPMorgan International Growth ETF (the “International Growth ETF”) is to seek long-term capital appreciation.

The investment objective of JPMorgan U.S. Dividend ETF (the “U.S. Dividend ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index.

The investment objective of JPMorgan U.S. Minimum Volatility ETF (the “U.S. Minimum Volatility ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index.

The investment objective of JPMorgan U.S. Momentum Factor ETF (the “U.S. Momentum Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index.

The investment objective of JPMorgan U.S. Quality Factor ETF (the “U.S. Quality Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index.

The investment objective of JPMorgan U.S. Value Factor ETF (the “U.S. Value Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Shares of each Fund are listed and traded at market price on an exchange as follows:

Listing Exchange
BetaBuilders Canada ETF	Cboe BZX Exchange, Inc.
BetaBuilders Developed Asia ex-Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders Europe ETF	Cboe BZX Exchange, Inc.
BetaBuilders International Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Mid Cap Equity ETF	NYSE Arca, Inc.
Emerging Markets Equity ETF	NYSE Arca, Inc.
International Equity ETF	NYSE Arca, Inc.
International Growth ETF	NYSE Arca, Inc.
U.S. Dividend ETF	NYSE Arca, Inc.
U.S. Equity ETF	NYSE Arca, Inc.
U.S. Mid Cap Equity ETF	NYSE Arca, Inc.
U.S. Minimum Volatility ETF	NYSE Arca, Inc.
U.S. Momentum Factor ETF	NYSE Arca, Inc.
U.S. Quality Factor ETF	NYSE Arca, Inc.
U.S. Small Cap Equity ETF	NYSE Arca, Inc.
U.S. Value Factor ETF	NYSE Arca, Inc.

Market prices for the Funds’ shares may be different from their net asset value (“NAV”).

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:

Shares per Creation Unit
BetaBuilders Canada ETF	100,000
BetaBuilders Developed Asia ex-Japan ETF	200,000
BetaBuilders Europe ETF	200,000
BetaBuilders International Equity ETF	200,000
BetaBuilders Japan ETF	400,000
BetaBuilders U.S. Equity ETF	50,000
BetaBuilders U.S. Mid Cap Equity ETF	25,000
Emerging Markets Equity ETF	100,000
International Equity ETF	100,000

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	201

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Shares per Creation Unit
International Growth ETF	25,000
U.S. Dividend ETF	50,000
U.S. Equity ETF	100,000
U.S. Mid Cap Equity ETF	100,000
U.S. Minimum Volatility ETF	50,000
U.S. Momentum Factor ETF	50,000
U.S. Quality Factor ETF	50,000
U.S. Small Cap Equity ETF	50,000
U.S. Value Factor ETF	50,000

Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if a Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

202	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

BetaBuilders Canada ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$12,173,396	$—		$—	$12,173,396
Airlines	8,791,642	—		—	8,791,642
Auto Components	37,174,976	—		—	37,174,976
Banks	849,759,038	—		—	849,759,038
Capital Markets	135,680,772	—		—	135,680,772
Chemicals	62,007,854	—		—	62,007,854
Commercial Services & Supplies	87,412,408	—		—	87,412,408
Construction & Engineering	18,647,434	—		—	18,647,434
Containers & Packaging	15,176,362	—		—	15,176,362
Diversified Financial Services	9,452,012	—		—	9,452,012
Diversified Telecommunication Services	51,470,260	—		—	51,470,260
Electric Utilities	93,382,995	—		—	93,382,995
Equity Real Estate Investment Trusts (REITs)	14,595,428	—		—	14,595,428
Food & Staples Retailing	152,482,426	—		—	152,482,426
Food Products	15,488,508	—		—	15,488,508
Gas Utilities	9,494,454	—		—	9,494,454
Hotels, Restaurants & Leisure	42,269,532	—		—	42,269,532
Insurance	245,444,863	—		—	245,444,863
IT Services	305,687,187	—		—	305,687,187
Media	31,195,686	—		—	31,195,686
Metals & Mining	408,084,629	—		—	408,084,629
Multiline Retail	43,865,318	—		—	43,865,318
Multi-Utilities	36,845,073	—		—	36,845,073
Oil, Gas & Consumable Fuels	419,952,016	—		—	419,952,016
Pharmaceuticals	25,038,790	—		—	25,038,790
Professional Services	35,177,628	—		—	35,177,628
Road & Rail	297,900,490	—		—	297,900,490
Software	88,973,484	—	(a)	—	88,973,484
Textiles, Apparel & Luxury Goods	11,004,410	—		—	11,004,410
Thrifts & Mortgage Finance	3,299,159	—		—	3,299,159
Trading Companies & Distributors	6,606,573	—		—	6,606,573
Wireless Telecommunication Services	38,153,605	—		—	38,153,605

Total Common Stocks	3,612,688,408	—	(a)	—	3,612,688,408

Short-Term Investments
Investment of cash collateral from securities loaned	284,858,791	—		—	284,858,791

Total Investments in Securities	$3,897,547,199	$—	(a)	$—	$3,897,547,199

Depreciation in Other Financial Instruments
Futures Contracts	$(1,137,237)	$—		$—	$(1,137,237)

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	203

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

BetaBuilders Developed Asia ex-Japan ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$1,083,031	$846,375,205	$—	$847,458,236
Cambodia	—	2,163,854	—	2,163,854
China	—	18,815,478	—	18,815,478
Hong Kong	—	356,400,457	—	356,400,457
Macau	—	25,832,600	—	25,832,600
New Zealand	—	44,249,863	—	44,249,863
Singapore	—	132,245,871	—	132,245,871
United Kingdom	—	15,118,073	—	15,118,073
United States	—	9,978,472	—	9,978,472

Total Common Stocks	1,083,031	1,451,179,873	—	1,452,262,904

Short-Term Investments
Investment of cash collateral from securities loaned	8,202,391	—	—	8,202,391

Total Investments in Securities	$9,285,422	$1,451,179,873	$—	$1,460,465,295

Appreciation in Other Financial Instruments
Futures Contracts	$104,083	$—	$—	$104,083

Depreciation in Other Financial Instruments
Futures Contracts	$(132,119)	$—	$—	$(132,119)

BetaBuilders Europe ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$55,618,863	$—		$55,618,863
Austria	743,855	12,221,494	—		12,965,349
Belgium	1,688,916	55,714,578	—		57,403,494
Brazil	—	2,691,747	—		2,691,747
Chile	—	2,049,079	—		2,049,079
China	—	18,911,034	—		18,911,034
Colombia	—	1,341,762	—		1,341,762
Denmark	12,785,842	138,592,113	—		151,377,955
Finland	593,248	83,437,427	—		84,030,675
France	5,692,816	587,948,749	—		593,641,565
Germany	—	499,553,501	—		499,553,501
Ireland	6,030,701	35,143,385	—		41,174,086
Italy	—	123,388,249	—		123,388,249
Jordan	—	2,341,817	—		2,341,817
Luxembourg	—	9,181,989	—		9,181,989
Mexico	—	1,242,181	—		1,242,181
Netherlands	2,274,915	250,386,519	—		252,661,434
Norway	—	34,409,373	—		34,409,373
Portugal	—	10,480,270	—		10,480,270
Russia	—	3,761,539	—		3,761,539
South Africa	—	14,335,073	—		14,335,073
Spain	—	138,548,724	—		138,548,724
Sweden	—	211,020,052	—		211,020,052
Switzerland	—	608,354,411	—		608,354,411
United Arab Emirates	—	—	—	(a)	—	(a)

204	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

BetaBuilders Europe ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
United Kingdom	3,685,002	728,274,302	—		731,959,304
United States	4,830,898	12,247,098	—		17,077,996

Total Common Stocks	38,326,193	3,641,195,329	—	(a)	3,679,521,522

Rights	1,527,431	—	—		1,527,431
Short-Term Investments
Investment of cash collateral from securities loaned	116,141,754	—	—		116,141,754

Total Investments in Securities	$155,995,378	$3,641,195,329	$—	(a)	$3,797,190,707

Depreciation in Other Financial Instruments
Futures Contracts	$(1,782,094)	$—	$—		$(1,782,094)

BetaBuilders International Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$155,551	$140,321,679	$—		$140,477,230
Austria	227,457	3,728,578	—		3,956,035
Belgium	508,421	16,827,283	—		17,335,704
Brazil	—	812,385	—		812,385
Cambodia	—	316,510	—		316,510
Chile	—	617,533	—		617,533
China	—	8,449,627	—		8,449,627
Colombia	—	400,655	—		400,655
Denmark	3,856,433	41,819,787	—		45,676,220
Finland	178,746	25,184,948	—		25,363,694
France	1,724,493	177,407,952	—		179,132,445
Germany	—	150,775,222	—		150,775,222
Hong Kong	—	52,042,153	—		52,042,153
Ireland	1,818,887	10,597,002	—		12,415,889
Israel	—	7,078,189	—		7,078,189
Italy	—	37,231,799	—		37,231,799
Japan	548,259	524,643,463	—		525,191,722
Jordan	—	706,226	—		706,226
Luxembourg	—	2,763,358	—		2,763,358
Macau	—	3,763,161	—		3,763,161
Mexico	—	375,856	—		375,856
Netherlands	693,113	75,581,008	—		76,274,121
New Zealand	—	6,462,109	—		6,462,109
Norway	—	10,379,996	—		10,379,996
Portugal	—	3,159,740	—		3,159,740
Russia	—	1,135,390	—		1,135,390
Singapore	—	19,314,794	—		19,314,794
South Africa	—	4,326,589	—		4,326,589
Spain	—	41,838,809	—		41,838,809
Sweden	—	63,702,218	—		63,702,218
Switzerland	—	183,182,449	—		183,182,449
United Arab Emirates	—	—	—	(a)	—	(a)
United Kingdom	1,120,619	222,042,915	—		223,163,534
United States	1,457,864	5,157,512	—		6,615,376

Total Common Stocks	12,289,843	1,842,146,895	—	(a)	1,854,436,738

Rights	444,930	—	—		444,930

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	205

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

BetaBuilders International Equity ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Short-Term Investments
Investment Companies	$5,136,138	$—	$—		$5,136,138
Investment of cash collateral from securities loaned	22,318,164	—	—		22,318,164

Total Short-Term Investments	27,454,302	—	—		27,454,302

Total Investments in Securities	$40,189,075	$1,842,146,895	$—	(a)	$1,882,335,970

Depreciation in Other Financial Instruments
Futures Contracts	$(624,195)	$—	$—		$(624,195)

BetaBuilders Japan ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Air Freight & Logistics	$—	$29,577,092	$—	$29,577,092
Airlines	—	6,065,145	—	6,065,145
Auto Components	—	129,622,910	—	129,622,910
Automobiles	—	356,786,024	—	356,786,024
Banks	—	232,706,897	—	232,706,897
Beverages	—	49,369,316	—	49,369,316
Biotechnology	—	6,123,234	—	6,123,234
Building Products	—	102,569,096	—	102,569,096
Capital Markets	—	53,225,657	—	53,225,657
Chemicals	—	235,308,865	—	235,308,865
Commercial Services & Supplies	—	45,333,558	—	45,333,558
Construction & Engineering	—	36,742,486	—	36,742,486
Construction Materials	—	4,046,585	—	4,046,585
Consumer Finance	—	9,048,520	—	9,048,520
Containers & Packaging	—	2,034,779	—	2,034,779
Diversified Consumer Services	—	2,593,339	—	2,593,339
Diversified Financial Services	—	27,449,201	—	27,449,201
Diversified Telecommunication Services	—	36,798,007	—	36,798,007
Electric Utilities	—	42,988,523	—	42,988,523
Electrical Equipment	—	122,309,965	—	122,309,965
Electronic Equipment, Instruments & Components	—	333,290,927	—	333,290,927
Entertainment	—	126,117,321	—	126,117,321
Equity Real Estate Investment Trusts (REITs)	—	77,548,902	—	77,548,902
Food & Staples Retailing	5,419,934	90,900,425	—	96,320,359
Food Products	—	96,226,355	—	96,226,355
Gas Utilities	—	29,477,146	—	29,477,146
Health Care Equipment & Supplies	—	157,843,275	—	157,843,275
Health Care Providers & Services	—	14,244,942	—	14,244,942
Health Care Technology	—	39,292,287	—	39,292,287
Hotels, Restaurants & Leisure	—	47,335,348	—	47,335,348
Household Durables	—	221,137,938	—	221,137,938
Household Products	—	43,603,965	—	43,603,965
Independent Power and Renewable Electricity Producers	—	3,184,052	—	3,184,052
Industrial Conglomerates	—	20,096,788	—	20,096,788
Insurance	—	124,517,389	—	124,517,389
Interactive Media & Services	—	33,624,957	—	33,624,957

206	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

BetaBuilders Japan ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Internet & Direct Marketing Retail	$—	$19,787,955	$—	$19,787,955
IT Services	—	118,298,346	—	118,298,346
Leisure Products	—	64,120,421	—	64,120,421
Machinery	—	293,917,236	—	293,917,236
Marine	—	7,956,275	—	7,956,275
Media	—	25,511,640	—	25,511,640
Metals & Mining	—	38,918,775	—	38,918,775
Multiline Retail	—	40,218,761	—	40,218,761
Oil, Gas & Consumable Fuels	—	28,573,756	—	28,573,756
Paper & Forest Products	—	5,807,892	—	5,807,892
Personal Products	—	95,786,912	—	95,786,912
Pharmaceuticals	—	336,441,702	—	336,441,702
Professional Services	—	103,312,528	—	103,312,528
Real Estate Management & Development	—	118,560,903	—	118,560,903
Road & Rail	—	168,228,980	—	168,228,980
Semiconductors & Semiconductor Equipment	—	109,646,910	—	109,646,910
Software	—	15,210,137	—	15,210,137
Specialty Retail	—	115,678,441	—	115,678,441
Technology Hardware, Storage & Peripherals	—	71,547,781	—	71,547,781
Textiles, Apparel & Luxury Goods	—	3,230,817	—	3,230,817
Tobacco	—	28,129,685	—	28,129,685
Trading Companies & Distributors	—	174,429,747	—	174,429,747
Transportation Infrastructure	—	9,910,355	—	9,910,355
Wireless Telecommunication Services	—	285,091,598	—	285,091,598

Total Common Stocks	5,419,934	5,267,458,769	—	5,272,878,703

Short-Term Investments
Investment of cash collateral from securities loaned	5,115,948	—	—	5,115,948

Total Investments in Securities	$10,535,882	$5,267,458,769	$—	$5,277,994,651

Depreciation in Other Financial Instruments
Futures Contracts	$(1,630,872)	$—	$—	$(1,630,872)

BetaBuilders U.S. Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$238,030,246	$—	$—	$238,030,246

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(39,331)	$—	$—	$(39,331)

BetaBuilders U.S. Mid Cap Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,003,013,057	$—	$—	$1,003,013,057

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(7,142)	$—	$—	$(7,142)

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	207

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Emerging Markets Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Bahrain	$—	$299,966		$—		$299,966
Brazil	22,962,756	—		—		22,962,756
Chile	2,497,246	—		—		2,497,246
China	1,024,652	52,914,276		—	(a)	53,938,928
Colombia	875,404	—		—		875,404
Czech Republic	—	193,529		—		193,529
Egypt	—	565,588		—		565,588
Greece	—	1,969,302		—		1,969,302
Hong Kong	—	792,566		—		792,566
Hungary	—	1,251,708		—		1,251,708
India	—	20,400,329		—		20,400,329
Indonesia	—	6,574,663		—		6,574,663
Kuwait	277,486	3,056,092		—		3,333,578
Malaysia	—	6,904,060		—		6,904,060
Mexico	9,358,548	—		—		9,358,548
Pakistan	—	153,216		—		153,216
Philippines	—	2,156,185		—		2,156,185
Qatar	—	3,711,444		—		3,711,444
Russia	13,144,561	—		—		13,144,561
Saudi Arabia	2,060,235	4,348,361		—		6,408,596
South Africa	3,103,952	11,241,713		—		14,345,665
Taiwan	—	26,901,557		—		26,901,557
Thailand	3,384,072	3,067,468		—		6,451,540
Turkey	264,190	4,694,302		—		4,958,492
United Arab Emirates	—	2,939,965		—		2,939,965
United States	562,535	—		—		562,535

Total Common Stocks	59,515,637	154,136,290		—	(a)	213,651,927

Rights	—	—	(a)	—		—	(a)
Short-Term Investments
Investment of cash collateral from securities loaned	137,511	—		—		137,511

Total Investments in Securities	$59,653,148	$154,136,290		$—	(a)	$213,789,438

International Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$36,574	$90,796,649	$—	$90,833,223
Austria	—	751,259	—	751,259
Belgium	2,182,007	6,056,593	—	8,238,600
Brazil	—	1,935,775	—	1,935,775
Cambodia	—	668,188	—	668,188
Chile	—	3,335,122	—	3,335,122
China	—	9,265,202	—	9,265,202
Denmark	—	5,902,681	—	5,902,681
Finland	—	18,846,582	—	18,846,582
France	—	34,002,190	—	34,002,190
Germany	735,477	18,932,876	—	19,668,353
Hong Kong	—	35,481,985	—	35,481,985
Indonesia	—	760,756	—	760,756

208	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

International Equity ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Ireland	$—	$4,050,768		$—	$4,050,768
Italy	—	17,360,691		—	17,360,691
Japan	2,568,986	254,862,754		—	257,431,740
Jordan	—	3,284,383		—	3,284,383
Luxembourg	—	1,043,587		—	1,043,587
Macau	—	1,518,648		—	1,518,648
Netherlands	—	23,000,684		—	23,000,684
New Zealand	—	11,027,626		—	11,027,626
Norway	—	8,038,848		—	8,038,848
Poland	—	165,117		—	165,117
Portugal	—	5,493,211		—	5,493,211
Russia	—	5,238,338		—	5,238,338
Singapore	—	20,120,991		—	20,120,991
South Africa	—	2,541,603		—	2,541,603
South Korea	—	62,012,482		—	62,012,482
Spain	—	14,924,255		—	14,924,255
Sweden	—	33,570,570		—	33,570,570
Switzerland	—	14,895,385		—	14,895,385
United Kingdom	—	142,698,073		—	142,698,073
United States	—	2,851,306		—	2,851,306

Total Common Stocks	5,523,044	855,435,178		—	860,958,222

Rights	—	—	(a)	—	—	(a)
Short-Term Investments
Investment Companies	209,263	—		—	209,263
Investment of cash collateral from securities loaned	3,451,900	—		—	3,451,900

Total Short-Term Investments	3,661,163	—		—	3,661,163

Total Investments in Securities	$9,184,207	$855,435,178		$—	$864,619,385

Depreciation in Other Financial Instruments
Futures Contracts	$(264,498)	$—		$—	$(264,498)

International Growth ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,095,391	$—	$1,095,391
Brazil	256,793	—	—	256,793
Canada	2,169,384	—	—	2,169,384
China	2,357,082	2,990,250	—	5,347,332
Denmark	601,844	1,266,561	—	1,868,405
Finland	—	536,911	—	536,911
France	—	1,560,833	—	1,560,833
Germany	—	3,196,533	—	3,196,533
Hong Kong	—	2,076,800	—	2,076,800
India	514,490	—	—	514,490
Indonesia	—	410,847	—	410,847
Japan	—	3,575,998	—	3,575,998
Netherlands	—	1,981,302	—	1,981,302
New Zealand	—	510,156	—	510,156
Spain	—	488,429	—	488,429

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	209

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Growth ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Sweden	$—	$848,015	$—	$848,015
Switzerland	—	3,607,000	—	3,607,000
Taiwan	2,575,094	—	—	2,575,094
United Kingdom	—	2,733,744	—	2,733,744
United States	1,281,308	—	—	1,281,308

Total Common Stocks	9,755,995	26,878,770	—	36,634,765

Short-Term Investments
Investment Companies	469,916	—	—	469,916

Total Investments in Securities	$10,225,911	$26,878,770	$—	$37,104,681

U.S. Dividend ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$35,576,132	$—	$—	$35,576,132

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(996)	$—	$—	$(996)

U.S. Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$542,532,716	$—	$—	$542,532,716

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(29,339)	$—	$—	$(29,339)

U.S. Mid Cap Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$223,118,502	$—	$—	$223,118,502

Appreciation in Other Financial Instruments
Futures Contracts (b)	$4,503	$—	$—	$4,503

U.S. Minimum Volatility ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$38,201,418	$—	$—	$38,201,418

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(2,867)	$—	$—	$(2,867)

210	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

U.S. Momentum Factor ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$672,188	$—	$—	$672,188
Alternative Energy	997,387	—	—	997,387
Automobiles & Parts	2,013,937	—	—	2,013,937
Beverages	472,590	—	—	472,590
Chemicals	1,857,812	—	—	1,857,812
Construction & Materials	1,672,915	—	—	1,672,915
Electricity	2,667,113	—	—	2,667,113
Electronic & Electrical Equipment	1,871,819	—	—	1,871,819
Financial Services	8,753,125	—	—	8,753,125
Fixed Line Telecommunications	1,525,731	—	—	1,525,731
Food & Drug Retailers	661,512	—	—	661,512
Food Producers	1,389,548	—	—	1,389,548
Gas, Water & Multiutilities	1,271,485	—	—	1,271,485
General Industrials	1,306,894	—	—	1,306,894
General Retailers	11,325,060	—	—	11,325,060
Health Care Equipment & Services	11,745,815	—	—	11,745,815
Household Goods & Home Construction	3,103,488	—	—	3,103,488
Industrial Engineering	420,510	—	—	420,510
Industrial Metals & Mining	101,850	—	—	101,850
Industrial Transportation	2,120,831	—	—	2,120,831
Leisure Goods	1,514,404	—	—	1,514,404
Life Insurance	27,165	—	—	27,165
Media	2,847,428	—	—	2,847,428
Mining	489,147	—	—	489,147
Mobile Telecommunications	728,202	—	—	728,202
Nonlife Insurance	3,478,179	—	—	3,478,179
Oil & Gas Producers	1,517,682	—	—	1,517,682
Oil Equipment, Services & Distribution	417,390	—	—	417,390
Personal Goods	2,562,393	—	—	2,562,393
Pharmaceuticals & Biotechnology	6,163,362	—	—	6,163,362
Real Estate Investment & Services	1,098,055	—	—	1,098,055
Real Estate Investment Trusts	5,832,145	—	—	5,832,145
Software & Computer Services	24,393,446	329,796	—	24,723,242
Support Services	7,481,321	—	—	7,481,321
Technology Hardware & Equipment	14,158,291	—	—	14,158,291
Travel & Leisure	5,468,924	—	—	5,468,924

Total Common Stocks	134,129,144	329,796	—	134,458,940

Short-Term Investments
Investment Companies	205,755	—	—	205,755
Short-Term Investment	1,200,534	—	—	1,200,534

Total Short-Term Investments	1,406,289	—	—	1,406,289

Total Investments in Securities	$135,535,433	$329,796	$—	$135,865,229

Depreciation in Other Financial Instruments
Futures Contracts	$(5,872)	$—	$—	$(5,872)

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	211

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

U.S. Quality Factor ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$387,571,575	$—	$—	$387,571,575

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(3,227)	$—	$—	$(3,227)

U.S. Small Cap Equity ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Common Stocks (b)	$148,376,055	$—	$—		$148,376,055
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	224,874	—	—		224,874
Investment of cash collateral from securities loaned	18,480,883	—	—		18,480,883

Total Short-Term Investments	18,705,757	—	—		18,705,757

Total Investments in Securities	167,081,812	—	—	(a)	167,081,812

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(5,208)	$—	$—		$(5,208)

U.S. Value Factor ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$63,142,995	$—	$—	$63,142,995

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(4,342)	$—	$—	$(4,342)

(a)	Value is zero.
(b)	Please refer to the SOIs for specifics of portfolio holdings.

There were no significant transfers into or out of level 3 for the year ended October 31, 2020 for BetaBuilders Europe ETF.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

212	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2020.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
BetaBuilders Canada ETF	$267,270,576	$(267,270,576)	$—
BetaBuilders Developed Asia ex-Japan ETF	7,803,965	(7,803,965)	—
BetaBuilders Europe ETF	109,270,689	(109,270,689)	—
BetaBuilders International Equity ETF	20,684,106	(20,684,106)	—
BetaBuilders Japan ETF	3,369,753	(3,369,753)	—
BetaBuilders U.S. Equity ETF	247,666	(247,666)	—
BetaBuilders U.S. Mid Cap Equity ETF	11,217,036	(11,217,036)	—
Emerging Markets Equity ETF	126,666	(126,666)	—
International Equity ETF	2,460,006	(2,460,006)	—
U.S. Dividend ETF	597,327	(597,327)	—
U.S. Equity ETF	6,124,079	(6,124,079)	—
U.S. Mid Cap Equity ETF	2,902,255	(2,902,255)	—
U.S. Minimum Volatility ETF	433,042	(433,042)	—
U.S. Momentum Factor ETF	1,104,262	(1,104,262)	—
U.S. Quality Factor ETF	3,133,582	(3,133,582)	—
U.S. Small Cap Equity ETF	17,374,417	(17,374,417)	—
U.S. Value Factor ETF	728,424	(728,424)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended October 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

BetaBuilders Canada ETF	$53,830
BetaBuilders Developed Asia ex-Japan ETF	2,171
BetaBuilders Europe ETF	12,193
BetaBuilders International Equity ETF	1,016
BetaBuilders Japan ETF	6,042
BetaBuilders U.S. Equity ETF	517
BetaBuilders U.S. Mid Cap Equity ETF	7
Emerging Markets Equity ETF	311
International Equity ETF	3,014
U.S. Dividend ETF	865
U.S. Equity ETF	4,136
U.S. Mid Cap Equity ETF	2,838
U.S. Minimum Volatility ETF	855
U.S. Momentum Factor ETF	915
U.S. Quality Factor ETF	1,953
U.S. Small Cap Equity ETF	4,149
U.S. Value Factor ETF	873

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	213

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

BetaBuilders Canada ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$174,004,202	$4,049,820,000	$3,981,695,000	$(33,140	)*	$—	$242,096,062	242,071,855	$1,235,640	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	52,671,952	4,448,959,876	4,458,869,099	—		—	42,762,729	42,762,729	471,294	*	—

Total	$226,676,154	$8,498,779,876	$8,440,564,099	$(33,140)		$—	$284,858,791		$1,706,934		$—

BetaBuilders Developed Asia ex-Japan ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$1,000,100	$69,000,000	$64,000,000	$(12,100	)*	$(497)	$5,987,503	5,986,904	$20,844	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	546,282	92,523,772	90,855,166	—		—	2,214,888	2,214,888	15,349	*	—

Total	$1,546,382	$161,523,772	$154,855,166	$(12,100)		$(497)	$8,202,391		$36,193		$—

BetaBuilders Europe ETF
	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$84,008,799	$542,000,000	$526,900,000	$19,991	*	$(10,724)	$99,118,066	99,108,155	$562,607	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	30,866,797	635,112,493	648,955,602	—		—	17,023,688	17,023,688	110,269	*	—

Total	$114,875,596	$1,177,112,493	$1,175,855,602	$19,991		$(10,724)	$116,141,754		$672,876		$—

214	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

BetaBuilders International Equity ETF

	For the period ended October 31, 2020
Security Description	Value at December 3, 2019 (c)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$—	$42,000,000	$22,000,000	$(2,599	)*	$(200)	$19,997,201	19,995,202	$8,981	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	—	56,352,748	54,031,785	—		—	2,320,963	2,320,963	2,203	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	—	27,619,874	22,483,736	—		—	5,136,138	5,136,138	910		—

Total	$—	$125,972,622	$98,515,521	$(2,599)		$(200)	$27,454,302		$12,094		$—

BetaBuilders Japan ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$12,001,600	$417,000,000	$425,000,000	$(10,391	)*	$(2,196)	$3,989,013	3,988,614	$246,220	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	6,340,122	351,517,144	356,730,331	—		—	1,126,935	1,126,935	57,841	*	—

Total	$18,341,722	$768,517,144	$781,730,331	$(10,391)		$(2,196)	$5,115,948		$304,061		$—

BetaBuilders U.S. Equity ETF
	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Chase & Co. (d)	$702,425	$2,317,868	$247,153	$(38,446)	$(263,988)	$2,470,706	25,201	$53,916		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	—	1,500,000	1,350,000	(75)*	(15)	149,910	149,895	535	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	—	27,559,360	27,455,919	—	—	103,441	103,441	1,530	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	123,432	4,681,226	3,687,095	—	—	1,117,563	1,117,563	1,998		—

Total	$825,857	$36,058,454	$32,740,167	$(38,521)	$(264,003)	$3,841,620		$57,979		$—

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	215

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

BetaBuilders U.S. Mid Cap Equity ETF

	For the period ended October 31, 2020
Security Description	Value at April 14, 2020 (e)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	$—	$12,284,838	$200,747	$—	$—	$12,084,091	12,084,091	$59	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	—	5,445,531	2,536,527	—	—	2,909,004	2,909,004	12		—

Total	$—	$17,730,369	$2,737,274	$—	$—	$14,993,095		$71		$—

Emerging Markets Equity ETF
	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	$1,212,618	$4,467,999	$5,543,106	$—	$—	$137,511	137,511	$2,797	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	670,911	913,397	1,584,308	—	—	—	—	1,316		—

Total	$1,883,529	$5,381,396	$7,127,414	$—	$—	$137,511		$4,113		$—

International Equity ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (a)(b)	$—	$46,389,788	$46,180,953	$449		$(21)	$209,263	209,137	$7,329		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	4,000,600	52,000,000	53,750,000	8,301	*	(252)	2,258,649	2,258,423	44,942	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	9,041,799	120,613,028	128,461,576	—		—	1,193,251	1,193,251	25,957	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	2,710,919	22,066,813	24,777,732	—		—	—	—	18,147		—

Total	$15,753,318	$241,069,629	$253,170,261	$8,750		$(273)	$3,661,163		$96,375		$—

216	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

International Growth ETF

	For the period ended October 31, 2020
Security Description	Value at May 20, 2020 (f)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	$—	$1,405,284	$935,368	$—	$—	$469,916	469,916	$32	$—

U.S. Dividend ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$—	$1,200,000	$800,000	$(30	)*	$(60)	$399,910	399,870	$660	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	654,469	21,963,574	22,399,546	—		—	218,497	218,497	6,299	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	149,529	2,385,024	2,451,363	—		—	83,190	83,190	788		—

Total	$803,998	$25,548,598	$25,650,909	$(30)		$(60)	$701,597		$7,747		$—

U.S. Equity ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$17,004,001	$44,000,000	$56,000,000	$3,500	*	$(1,101)	$5,006,400	5,005,899	$145,808	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	6,625,093	182,431,714	187,723,211	—		—	1,333,596	1,333,596	44,437	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	894,552	28,591,874	28,712,572	—		—	773,854	773,854	11,189		—

Total	$24,523,646	$255,023,588	$272,435,783	$3,500		$(1,101)	$7,113,850		$201,434		$—

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	217

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

U.S. Mid Cap Equity ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$6,000,900	$32,000,000	$38,000,000	$(400	)*	$—	$500	500	$52,376	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	3,100,057	96,904,730	96,952,234	—		—	3,052,553	3,052,553	23,901	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	329,265	11,801,198	11,982,798	—		—	147,665	147,665	3,801		—

Total	$9,430,222	$140,705,928	$146,935,032	$(400)		$—	$3,200,718		$80,078		$—

U.S. Minimum Volatility ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$—	$500,000	$250,000	$—	$(50)	$249,950	249,925	$345	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	387,400	34,080,058	34,262,058	—	—	205,400	205,400	5,974	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	138,939	4,533,426	4,592,585	—	—	79,780	79,780	1,462		—

Total	$526,339	$39,113,484	$39,104,643	$—	$(50)	$535,130		$7,781		$—

218	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

U.S. Momentum Factor ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$—	$2,300,000	$1,900,000	$(90	)*	$(50)	$399,860	399,820	$799	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	561,328	39,964,462	39,725,116	—		—	800,674	800,674	$4,261	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	87,612	3,181,948	3,063,805	—		—	205,755	205,755	733		—

Total	$648,940	$45,446,410	$44,688,921	$(90)		$(50)	$1,406,289		$5,793		$—

U.S. Quality Factor ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$—	$8,500,000	$5,750,000	$—	$(350)	$2,749,650	2,749,375	$1,725	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	946,322	77,121,555	77,537,826	—	—	530,051	530,051	9,156	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%* (a)(b)	260,405	7,909,149	8,065,002	—	—	104,552	104,552	1,998		—

Total	$1,206,727	$93,530,704	$91,352,828	$—	$(350)	$3,384,253		$12,879		$—

U.S. Small Cap Equity ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$19,001,700	$65,000,000	$67,999,999	$(904	)*	$(3,300)	$15,997,497	15,995,898	$186,990	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	7,634,136	136,734,040	141,884,790	—		—	2,483,386	2,483,386	47,324	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	440,610	9,723,926	9,939,662	—		—	224,874	224,874	2,388		—

Total	$27,076,446	$211,457,966	$219,824,451	$(904)		$(3,300)	$18,705,757		$236,702		$—

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	219

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

U.S. Value Factor ETF

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	$—	$1,500,000	$1,000,000	$—	$(100)	$499,900	499,850	$900	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	368,753	22,678,008	22,796,903	—	—	249,858	249,858	4,807	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	154,371	4,642,891	4,692,793	—	—	104,469	104,469	1,110		—

Total	$523,124	$28,820,899	$28,489,696	$—	$(100)	$854,227		$6,817		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2020.
(c)	Commencement of operations was December 3, 2019.
(d)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(e)	Commencement of operations was April 14, 2020.
(f)	Commencement of operations was May 20, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Futures Contracts — The Funds used index futures contracts to obtain long exposure to the underlying commodities markets, to gain or reduce exposure to the stock market, to gain or reduce exposure to particular countries or regions, maintain liquidity, minimize transaction costs or to manage and hedge interest rate risk associated with portfolio investments.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of

220	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2020:

	BetaBuilders Canada ETF	BetaBuilders Developed Asia ex- Japan ETF	BetaBuilders Europe ETF	BetaBuilders International Equity ETF		BetaBuilders Japan ETF	BetaBuilders U.S. Equity ETF	BetaBuilders U.S. Mid Cap Equity ETF	Emerging Markets Equity ETF
Futures Contracts — Equity:
Average Notional Balance Long	$23,973,206	$8,374,305	$24,211,736	$4,796,715	(a)	$31,681,239	$688,753	$20,718	$1,042,147	(b)
Ending Notional Balance Long	27,109,435	13,239,330	18,892,498	11,423,360		48,126,654	1,665,405	189,530	–

	International Equity ETF	U.S. Dividend ETF	U.S. Equity ETF	U.S. Mid Cap Equity ETF	U.S. Minimum Volatility ETF	U.S. Momentum Factor ETF	U.S. Quality Factor ETF	U.S. Small Cap Equity ETF	U.S. Value Factor ETF
Futures Contracts — Equity:
Average Notional Balance Long	$7,153,338	$158,514	$1,942,617	$609,396	$258,452	$191,734	$603,902	$559,941	$219,314
Ending Notional Balance Long	5,086,965	130,620	1,142,838	189,530	130,620	277,568	473,498	307,520	163,275

(a)	For the period December 3, 2019 through October 31, 2020.
(b)	For the period November 1, 2019 through September 30, 2020.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for BetaBuilders Japan ETF and International Growth ETF, for which distributions are generally declared and paid annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	221

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
BetaBuilders Canada ETF	$(15,966,933)	$570,414	$15,396,519
BetaBuilders Developed Asia ex-Japan ETF	(15,583,412)	(166,061)	15,749,473
BetaBuilders Europe ETF	(128,472,877)	4,822,875	123,650,002
BetaBuilders International Equity ETF	3,684,367	13,922	(3,698,289)
BetaBuilders Japan ETF	83,349,921	11,026,110	(94,376,031)
BetaBuilders U.S. Equity ETF	4,735,667	(6,704)	(4,728,963)
BetaBuilders U.S. Mid Cap Equity ETF	961,239	—	(961,239)
Emerging Markets Equity ETF	283,054	(130,338)	(152,716)
International Equity ETF	(10,285,264)	851,108	9,434,156
International Growth ETF	—	(2,721)	2,721
U.S. Dividend ETF	1,761,039	(44,695)	(1,716,344)
U.S. Equity ETF	38,392,555	(404,592)	(37,987,963)
U.S. Mid Cap Equity ETF	15,212,388	(79,374)	(15,133,014)
U.S. Minimum Volatility ETF	3,930,401	(24,646)	(3,905,755)
U.S. Momentum Factor ETF	2,822,610	(23,429)	(2,799,181)
U.S. Quality Factor ETF	19,242,112	—	(19,242,112)
U.S. Small Cap Equity ETF	2,143,668	(71,218)	(2,072,450)
U.S. Value Factor ETF	3,490,670	(11,352)	(3,479,318)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies (“PFICs”), investments in real estate investment trusts (“REITs”), non-taxable dividends and redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Management Fee — JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund’s respective average daily net assets at the following rate:

BetaBuilders Canada ETF	0.19%
BetaBuilders Developed Asia ex-Japan ETF	0.19%
BetaBuilders Europe ETF	0.09%
BetaBuilders International Equity ETF	0.07%
BetaBuilders Japan ETF	0.19%
BetaBuilders U.S Equity ETF	0.02%
BetaBuilders U.S Mid Cap Equity ETF	0.07%
Emerging Markets Equity ETF	0.44%
International Equity ETF	0.37%
International Growth ETF	0.55%
U.S. Dividend ETF	0.12%
U.S. Equity ETF	0.18%
U.S. Mid Cap Equity ETF	0.24%
U.S. Minimum Volatility ETF	0.12%
U.S. Momentum Factor ETF	0.12%
U.S. Quality Factor ETF	0.12%
U.S. Small Cap Equity ETF	0.29%
U.S. Value Factor ETF	0.12%

Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds’ 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.

222	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to JPMIM.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges incurred by JPMIM covered under each Management Agreement.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.

E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds are covered under each Management Agreement as described in Note 3.A.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the Office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
BetaBuilders Canada ETF	$133,105,893	$131,829,726
BetaBuilders Developed Asia ex-Japan ETF	152,643,964	77,122,541
BetaBuilders Europe ETF	224,564,116	209,036,357
BetaBuilders International Equity ETF	109,631,405	60,549,319
BetaBuilders Japan ETF	188,938,885	201,615,521
BetaBuilders U.S. Equity ETF	5,063,362	4,693,100
BetaBuilders U.S. Mid Cap Equity ETF	20,921,084	8,918,782
Emerging Markets Equity ETF	77,201,597	126,241,754
International Equity ETF	239,209,044	259,827,025
International Growth ETF	5,165,057	3,159,626
U.S. Dividend ETF	9,454,771	9,297,539
U.S. Equity ETF	141,259,410	145,561,602
U.S. Mid Cap Equity ETF	58,837,289	57,471,779
U.S. Minimum Volatility ETF	18,490,524	19,118,354
U.S. Momentum Factor ETF	35,843,963	35,024,015
U.S. Quality Factor ETF	51,965,537	49,873,745
U.S. Small Cap Equity ETF	46,169,105	45,318,353
U.S. Value Factor ETF	15,699,637	15,684,195

During the year ended October 31, 2020, there were no purchases or sales of U.S. Government securities.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	223

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

For the year ended October 31, 2020, in-kind transactions associated with creations and redemptions were:

	In-Kind Creations	In-Kind Redemptions
BetaBuilders Canada ETF	$224,169,885	$65,769,691
BetaBuilders Developed Asia ex-Japan ETF	316,442,489	186,068,811
BetaBuilders Europe ETF	3,637,402,348	2,947,197,102
BetaBuilders International Equity ETF	1,820,630,237	19,145,684
BetaBuilders Japan ETF	2,595,102,856	1,550,122,864
BetaBuilders U.S. Equity ETF	189,566,572	14,710,353
BetaBuilders U.S. Mid Cap Equity ETF	1,017,845,165	3,938,521
Emerging Markets Equity ETF	3,359,820	39,694,996
International Equity ETF	38,611,249	291,435,008
International Growth ETF	30,862,972	—
U.S. Dividend ETF	9,490,696	10,397,153
U.S. Equity ETF	79,216,905	284,402,996
U.S. Mid Cap Equity ETF	82,525,797	49,624,022
U.S. Minimum Volatility ETF	12,434,817	75,007,162
U.S. Momentum Factor ETF	65,732,134	8,203,744
U.S. Quality Factor ETF	316,536,594	63,686,521
U.S. Small Cap Equity ETF	85,485,263	59,410,673
U.S. Value Factor ETF	22,950,991	21,092,336

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders Canada ETF	$3,996,000,552	$511,048,000	$610,638,590	$(99,590,590)
BetaBuilders Developed Asia ex-Japan ETF	1,565,490,518	130,144,759	235,198,018	(105,053,259)
BetaBuilders Europe ETF	4,343,305,783	152,866,387	700,763,557	(547,897,170)
BetaBuilders International Equity ETF	1,881,744,837	109,931,167	109,964,229	(33,062)
BetaBuilders Japan ETF	5,269,306,436	534,745,499	527,688,156	7,057,343
BetaBuilders U.S. Equity ETF	224,317,601	23,220,148	9,546,834	13,673,314
BetaBuilders U.S. Mid Cap Equity ETF	1,041,841,510	10,440,599	49,276,194	(38,835,595)
Emerging Markets Equity ETF	233,013,608	23,729,540	42,953,710	(19,224,170)
International Equity ETF	946,533,407	93,299,005	175,477,525	(82,178,520)
International Growth ETF	33,286,166	4,174,567	356,052	3,818,515
U.S. Dividend ETF	38,890,035	2,579,335	5,894,234	(3,314,899)
U.S. Equity ETF	524,167,644	80,831,085	62,495,352	18,335,733
U.S. Mid Cap Equity ETF	216,115,448	29,077,467	22,069,910	7,007,557
U.S. Minimum Volatility ETF	40,380,616	2,609,526	4,791,591	(2,182,065)
U.S. Momentum Factor ETF	116,200,922	22,675,570	3,017,135	19,658,435
U.S. Quality Factor ETF	373,026,746	31,903,970	17,362,368	14,541,602
U.S. Small Cap Equity ETF	183,368,031	14,356,689	30,648,116	(16,291,427)
U.S. Value Factor ETF	66,476,285	5,725,552	9,063,184	(3,337,632)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

	Ordinary Income*	Total Distributions Paid
BetaBuilders Canada ETF	$97,217,228	$97,217,228
BetaBuilders Developed Asia ex-Japan ETF	47,499,256	47,499,256
BetaBuilders Europe ETF	91,833,136	91,833,136

224	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

	Ordinary Income*	Total Distributions Paid
BetaBuilders International Equity ETF	$10,275,336	$10,275,336
BetaBuilders Japan ETF	102,501,216	102,501,216
BetaBuilders U.S. Equity ETF	2,245,984	2,245,984
BetaBuilders U.S. Mid Cap Equity ETF	34,041	34,041
Emerging Markets Equity ETF	11,494,561	11,494,561
International Equity ETF	31,499,409	31,499,409
U.S. Dividend ETF	1,343,662	1,343,662
U.S. Equity ETF	15,994,512	15,994,512
U.S. Mid Cap Equity ETF	3,705,274	3,705,274
U.S. Minimum Volatility ETF	2,053,319	2,053,319
U.S. Momentum Factor ETF	941,311	941,311
U.S. Quality Factor ETF	3,901,856	3,901,856
U.S. Small Cap Equity ETF	2,108,906	2,108,906
U.S. Value Factor ETF	1,990,064	1,990,064

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Ordinary Income*	Total Distributions Paid
BetaBuilders Canada ETF	$75,222,486	$75,222,486
BetaBuilders Developed Asia ex-Japan ETF	50,248,812	50,248,812
BetaBuilders Europe ETF	126,316,866	126,316,866
BetaBuilders Japan ETF	20,089,888	20,089,888
BetaBuilders U.S. Equity ETF	317,882	317,882
Emerging Markets Equity ETF	9,059,080	9,059,080
International Equity ETF	47,722,104	47,722,104
U.S. Dividend ETF	1,057,550	1,057,550
U.S. Equity ETF	13,823,828	13,823,828
U.S. Mid Cap Equity ETF	2,653,452	2,653,452
U.S. Minimum Volatility ETF	948,027	948,027
U.S. Momentum Factor ETF	515,149	515,149
U.S. Quality Factor ETF	1,098,039	1,098,039
U.S. Small Cap Equity ETF	1,663,026	1,663,026
U.S. Value Factor ETF	1,321,813	1,321,813

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
BetaBuilders Canada ETF	$16,911,148	$(106,803,175)	$(99,096,523)
BetaBuilders Developed Asia ex-Japan ETF	889,365	(11,462,350)	(105,055,334)
BetaBuilders Europe ETF	15,763,131	(48,166,603)	(546,845,805)
BetaBuilders International Equity ETF	8,899,016	(1,185,132)	5,876
BetaBuilders Japan ETF	61,653,943	(7,838,950)	7,676,413
BetaBuilders U.S. Equity ETF	394,724	(346,528)	13,673,313
BetaBuilders U.S. Mid Cap Equity ETF	252,914	(32,094)	(38,835,595)
Emerging Markets Equity ETF	802,795	(34,347,914)	(19,717,568)
International Equity ETF	3,594,188	(112,797,052)	(82,077,672)

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	225

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Growth ETF	$18,324	$(52,151)	$3,818,431
U.S. Dividend ETF	118,574	(1,824,830)	(3,314,899)
U.S. Equity ETF	1,058,491	(41,548,741)	18,335,734
U.S. Mid Cap Equity ETF	447,038	(12,672,571)	7,007,557
U.S. Minimum Volatility ETF	68,738	(3,476,980)	(2,182,066)
U.S. Momentum Factor ETF	137,608	(5,446,454)	19,658,435
U.S. Quality Factor ETF	769,696	(4,021,906)	14,541,602
U.S. Small Cap Equity ETF	451,551	(11,181,416)	(16,291,427)
U.S. Value Factor ETF	192,709	(2,805,657)	(3,337,632)

For the Funds the cumulative timing differences primarily consist of investments in PFICs, non-taxable dividends and wash sale loss deferrals.

As of October 31, 2020, the following Funds had net capital loss carryforwards as follows:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
BetaBuilders Canada ETF	$23,051,542	$83,751,633
BetaBuilders Developed Asia ex-Japan ETF	3,161,220	8,301,130
BetaBuilders Europe ETF	13,952,920	34,213,683
BetaBuilders International Equity ETF	1,064,763	120,369
BetaBuilders Japan ETF	2,554,554	5,284,396
BetaBuilders U.S. Equity ETF	184,728	161,800
BetaBuilders U.S. Mid Cap Equity ETF	11,302	20,792
Emerging Markets Equity ETF	24,563,560	9,784,354
International Equity ETF	33,687,538	79,109,514
International Growth ETF	52,151	—
U.S. Dividend ETF	973,838	850,992
U.S. Equity ETF	23,715,600	17,833,141
U.S. Mid Cap Equity ETF	8,044,136	4,628,435
U.S. Minimum Volatility ETF	2,760,845	716,135
U.S. Momentum Factor ETF	4,390,604	1,055,850
U.S. Quality Factor ETF	3,468,118	553,788
U.S. Small Cap Equity ETF	6,946,907	4,234,509
U.S. Value Factor ETF	1,803,584	1,002,073

During the year ended October 31, 2020, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Carryforward Utilized
	Short-Term	Long-Term
BetaBuilders Japan ETF	$6,578,596	$—

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

226	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for BetaBuilders Canada ETF, BetaBuilders Developed Asia ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF and International Equity ETF, and plus at least 110% for Emerging Markets Equity ETF of the market value of undelivered Deposit Instruments. The value of the cash deposited is recorded as Segregated cash balance with Authorized Participant for deposit securities and Collateral upon return of deposit securities on the Statements of Assets and Liabilities. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2020, the Adviser owns shares representing more than 10% of net assets of the following Funds:

% of Ownership
International Growth ETF	34%
U.S. Dividend ETF	61
U.S. Minimum Volatility ETF	52
U.S. Momentum Factor ETF	14
U.S. Value Factor ETF	28

As of October 31, 2020, JPMorgan SmartRetirement Blend Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of a certain Fund as follows:

	JPMorgan SmartRetirement Blend Funds	JPMorgan SmartRetirement Funds
BetaBuilders International Equity ETF	91.8%	—%
BetaBuilders U.S. Mid Cap Equity ETF	34.5	64.9

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The BetaBuilders Canada ETF, BetaBuilders Developed Asia ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Emerging Markets Equity ETF, International Equity ETF and International Growth ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

8. Subsequent Events

Subsequent to October 31, 2020, the Adviser sold $24,884,103 and $21,139,670 from U.S. Dividend ETF and U.S. Minimum Volatility ETF, which represented 71% and 56%, respectively, of each Fund’s net assets as of October 31, 2020.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	227

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

As of October 31, 2020, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	BetaBuilders Canada ETF	BetaBuilders Developed Asia ex - Japan ETF	BetaBuilders Europe ETF	BetaBuilders International Equity ETF	BetaBuilders Japan ETF	Emerging Markets Equity ETF	International Equity ETF	International Growth ETF
Australia	—%	58.4%	—%	—%	—%	—%	10.5%	—%
Brazil	—	—	—	—	—	10.7	—	—
Canada	95.4	—	—	—	—	—	—	—
China	—	—	—	—	—	25.2	—	14.4
France	—	—	16.1	—	—	—	—	—
Germany	—	—	13.6	—	—	—	—	—
Hong Kong	—	24.5	—	—	—	—	—	—
Japan	—	—	—	28.2	100.0	—	29.9	—
Switzerland	—	—	16.5	—	—	—	—	—
Taiwan	—	—	—	—	—	12.6	—	—
United Kingdom	—	—	19.9	12.0	—	—	16.6	—

As of October 31, 2020, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.

The Funds, except for International Growth ETF, may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

228	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the eighteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (eighteen of the funds constituting J.P.Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan BetaBuilders Canada ETF (1)	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (4)	JPMorgan International Growth ETF (5)
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (1)	JPMorgan Diversified Return Emerging Markets Equity ETF (1)	JPMorgan U.S. Dividend ETF (1)
JPMorgan BetaBuilders Europe ETF (1)	JPMorgan Diversified Return International Equity ETF (1)	JPMorgan U.S. Minimum Volatility ETF (1)
JPMorgan BetaBuilders International Equity ETF (2)	JPMorgan Diversified Return U.S. Equity ETF (1)	JPMorgan U.S. Momentum Factor ETF (1)
JPMorgan BetaBuilders Japan ETF (1)	JPMorgan Diversified Return U.S. Mid Cap Equity ETF (1)	JPMorgan U.S. Quality Factor ETF (1)
JPMorgan BetaBuilders U.S. Equity ETF (3)	JPMorgan Diversified Return U.S. Small Cap Equity ETF (1)	JPMorgan U.S. Value Factor ETF (1)

(1)	Statement of operations for the year ended October 31, 2020 and statement of changes in net assets for the years ended October 31, 2020 and 2019
(2)	Statement of operations and statement of changes in net assets for the period December 3, 2019 (commencement of operations) through October 31, 2020
(3)

Statement of operations for the year ended October 31, 2020, and statement of changes in net assets for the year ended October 31, 2020 and the period March 12, 2019 (commencement of operations) through October 31, 2019

(4)	Statement of operations and statement of changes in net assets for the period April 14, 2020 (commencement of operations) through October 31, 2020
(5)	Statement of operations and statement of changes in net assets for the period May 20, 2020 (commencement of operations) through October 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	229

TRUSTEES

(Unaudited)

The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017).	34	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	34	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	34	SEI family of funds — Independent Trustee of Advisors’ Inner Circle Fund III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from February 2017 to present); Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016); Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	34	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009–present); Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019–present), Member of Related Parties Committee (2013–2018) and Member of the Enterprise Risk Committee (2015–2018), PennyMac Financial Services, Inc.; Board Member (2005–2018), Chair of Capital Committee (2006–2016), Chair of Audit Committee (2005–2018), Member of Finance Committee (2005–2018) and Chair of IT Committee (2016–2018), NYC Health and Hospitals Corporation.	34	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustee

Robert E. Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	34	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty one series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

230	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Global Head of ETF Strategy. Previously, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business from July 2017 to December 2019 and Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020), Assistant Treasurer (2019-2020)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Brian S. Shlissel (1964), Vice President (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013.

Elizabeth A. Davin (1964), Secretary (2018)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2019)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2019)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)	Vice President J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014, Vice President, J.P. Morgan Corporate & Investment Bank 2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2013, formerly Associate J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) 2010-2013.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	231

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of ongoing costs: (1) transaction costs, including brokerage commissions on your purchases and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period May 1, 2020 and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan BetaBuilders Canada ETF
Actual (1)	$1,000.00	$1,105.20	0.19%	$1.01
Hypothetical (1)	1,000.00	1,024.18	0.19	0.97
JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Actual (1)	1,000.00	1,117.30	0.19	1.01
Hypothetical (1)	1,000.00	1,024.18	0.19	0.97
JPMorgan BetaBuilders Europe ETF
Actual (1)	1,000.00	1,078.90	0.09	0.47
Hypothetical (1)	1,000.00	1,024.68	0.09	0.46
JPMorgan BetaBuilders International Equity ETF
Actual (1)	1,000.00	1,097.50	0.07	0.37
Hypothetical (1)	1,000.00	1,024.78	0.07	0.36
JPMorgan BetaBuilders Japan ETF
Actual (1)	1,000.00	1,130.80	0.19	1.02
Hypothetical (1)	1,000.00	1,024.18	0.19	0.97
JPMorgan BetaBuilders U.S. Equity ETF
Actual (1)	1,000.00	1,145.40	0.02	0.11
Hypothetical (1)	1,000.00	1,025.04	0.02	0.10
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Actual (1)	1,000.00	1,201.00	0.07	0.39
Hypothetical (1)	1,000.00	1,024.78	0.07	0.36
JPMorgan Diversified Return Emerging Markets Equity ETF
Actual (1)	1,000.00	1,091.60	0.44	2.31
Hypothetical (1)	1,000.00	1,022.92	0.44	2.24
JPMorgan Diversified Return International Equity ETF
Actual (1)	1,000.00	1,086.30	0.37	1.94
Hypothetical (1)	1,000.00	1,023.28	0.37	1.88
JPMorgan Diversified Return U.S. Equity ETF
Actual (1)	1,000.00	1,123.90	0.18	0.96
Hypothetical (1)	1,000.00	1,024.23	0.18	0.92
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Actual (1)	1,000.00	1,149.60	0.24	1.30
Hypothetical (1)	1,000.00	1,023.93	0.24	1.22

232	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Actual (1)	$1,000.00	$1,172.50	0.29%	$1.58
Hypothetical (1)	1,000.00	1,023.68	0.29	1.48
JPMorgan International Growth ETF
Actual (2)	1,000.00	1,215.10	0.55	2.75
Hypothetical (1)	1,000.00	1,022.37	0.55	2.80
JPMorgan U.S. Dividend ETF
Actual (1)	1,000.00	1,104.80	0.12	0.63
Hypothetical (1)	1,000.00	1,024.53	0.12	0.61
JPMorgan U.S. Minimum Volatility ETF
Actual (1)	1,000.00	1,086.60	0.12	0.63
Hypothetical (1)	1,000.00	1,024.53	0.12	0.61
JPMorgan U.S. Momentum Factor ETF
Actual (1)	1,000.00	1,198.70	0.12	0.66
Hypothetical (1)	1,000.00	1,024.53	0.12	0.61
JPMorgan U.S. Quality Factor ETF
Actual (1)	1,000.00	1,111.00	0.12	0.64
Hypothetical (1)	1,000.00	1,024.53	0.12	0.61
JPMorgan U.S. Value Factor ETF
Actual (1)	1,000.00	1,101.10	0.12	0.63
Hypothetical (1)	1,000.00	1,024.53	0.12	0.61

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(2)

Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 165/366 (to reflect the actual period). The Fund commenced operations on May 20, 2020.

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	233

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2020:

Dividends Received Deduction
BetaBuilders U.S. Equity ETF	88.33%
BetaBuilders U.S. Mid Cap Equity ETF	100.00
U.S. Dividend ETF	76.96
U.S. Equity ETF	85.81
U.S. Mid Cap Equity ETF	92.07
U.S. Minimum Volatility ETF	83.81
U.S. Momentum Factor ETF	97.07
U.S. Quality Factor ETF	100.00
U.S. Small Cap Equity ETF	71.73
U.S. Value Factor ETF	88.52

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2020:

Qualified Dividend Income
BetaBuilders Canada ETF	$107,348,493
BetaBuilders Developed Asia ex-Japan ETF	27,415,655
BetaBuilders Europe ETF	91,152,456
BetaBuilders International Equity ETF	11,534,882
BetaBuilders Japan ETF	77,955,476
BetaBuilders U.S. Equity ETF	2,245,984
BetaBuilders U.S. Mid Cap Equity ETF	34,041
Emerging Markets Equity ETF	7,418,442
International Equity ETF	24,698,302
International Growth ETF	6,008
U.S. Dividend ETF	1,084,586
U.S. Equity ETF	14,309,430
U.S. Mid Cap Equity ETF	3,540,481
U.S. Minimum Volatility ETF	1,797,597
U.S. Momentum Factor ETF	931,461
U.S. Quality Factor ETF	3,901,856
U.S. Small Cap Equity ETF	1,612,764
U.S. Value Factor ETF	1,849,404

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2020, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
BetaBuilders Canada ETF	$119,903,006	$15,073,461
BetaBuilders Developed Asia ex-Japan ETF	49,843,388	650,798
BetaBuilders Europe ETF	105,428,999	6,949,817
BetaBuilders International Equity ETF	19,286,869	1,259,546
BetaBuilders Japan ETF	89,497,170	8,561,854
Emerging Markets Equity ETF	11,227,021	1,061,138
International Equity ETF	33,738,592	2,064,448
International Growth ETF	100,238	6,008

234	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT

(Unaudited)

On March 9-10, 2020, the Board of Trustees held meetings and approved the initial management agreement (the “Management Agreement”) for the JPMorgan International Growth ETF (the “Fund”). The meetings were held telephonically in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019. The Management Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to the Management Agreement or any of their affiliates. In connection with the approval of the Management Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Management Agreement in executive session with independent legal counsel at which no representatives of the Adviser were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement. The Trustees considered information provided with respect to the Fund and the approval of the Management Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the Management Agreement was fair and reasonable and that initial approval of the Management Agreement was in the best interests of the Fund and its potential shareholders.

Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the Fund’s Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:

(i)	The background and experience of the Adviser’s senior management and investment personnel;
(ii)	The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund;

(iii)	The investment strategy for the Fund, and the infrastructure supporting the portfolio management teams;

(iv)	Information about the structure and distribution strategy of the Fund and how it fits within the Trust’s other fund offerings;

(v)	The administration services to be provided by the Adviser under the Management Agreement;

(vi)	Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;

(vii)	The overall reputation and capabilities of the Adviser and its affiliates;

(viii)	The commitment of the Adviser to provide high quality service to the Fund;

(ix)	Their overall confidence in the Adviser’s integrity; and

(x)

The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them. Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s roles as custodian, fund accountant and transfer agent for the Fund.

Investment Performance

The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Management Fees and Expense Ratios

The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all of the expenses

OCTOBER 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	235

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT

(Unaudited) (continued)

of the Fund (“unitary fee structure”). The Trustees considered the contractual management fee rate that will be paid by the Fund to the Adviser and compared the rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also compared the management fee for the Fund to fees charged to mutual funds and institutional separate accounts with similar investment objectives or in similar asset classes managed by the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A., an affiliate of the Adviser, for custody, transfer agency and other related services for the Fund.

The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s proposed management fee was in line with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed management fee was reasonable.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed unitary management fee schedule for the Fund does not contain breakpoints. The Trustees also considered that shareholders would benefit because expenses would be limited even when the Fund was new and not achieving economies of scale. The Trustees also considered the fact that increases in assets would not lead to fee decreases even if economies of scale are achieved, but also that they would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.

236	J.P. MORGAN EXCHANGE-TRADED FUNDS	OCTOBER 31, 2020

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. October 2020.	AN-ETF-1020

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial experts are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and Emily A. Youssouf, each of which is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $404,500

2019 – $722,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $118,091

2019 – $146,800

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $276,570

2019 – $278,620

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax year ended October 30, 2020.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – $0

2019 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 – $28.3 million

2019 – $32.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and Emily A. Youssouf.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
January 7, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 7, 2021